UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund:  BlackRock Series Fund, Inc.
                      BlackRock Balanced Capital Portfolio
                      BlackRock Fundamental Growth Portfolio
                      BlackRock Global Allocation Portfolio
                      BlackRock Government Income Portfolio
                      BlackRock High Income Portfolio
                      BlackRock Large Cap Core Portfolio
                      BlackRock Money Market Portfolio
                      BlackRock Total Return Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive
     Officer, BlackRock Series Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (800) 456-4587

Date of fiscal year end: 12/31/2007

Date of reporting period: 01/01/2007 - 12/31/2007

Item 1 - Report to Stockholders

================================================================================

BlackRock Series Fund, Inc.
--------------------------------------------------------------------------------

o   BlackRock Balanced Capital Portfolio
o   BlackRock Fundamental Growth Portfolio
o   BlackRock Global Allocation Portfolio
o   BlackRock Government Income Portfolio
o   BlackRock High Income Portfolio
o   BlackRock Large Cap Core Portfolio
o   BlackRock Money Market Portfolio
o   BlackRock Total Return Portfolio

Annual Report
December 31, 2007

--------------------------------------------------------------------------------

A Letter to Shareholders
================================================================================

Dear Shareholder

Financial markets endured heightened volatility during 2007, culminating in mixed results for some of the major benchmark indexes:

Total Returns as of December 31, 2007
--------------------------------------------------------------------------------
                                                         6-month        12-month
--------------------------------------------------------------------------------
U.S. equities (S&P 500 Index).......................      -1.37%         + 5.49%
Small cap U.S. equities
    (Russell 2000 Index)............................      -7.53%         - 1.57%
International equities (MSCI Europe,
    Australasia, Far East Index)....................      +0.39%         +11.17%
Fixed income (Lehman Brothers U.S.
    Aggregate Bond Index)...........................      +5.93%         + 6.97%
Tax-exempt fixed income (Lehman
    Brothers Municipal Bond Index)..................      +3.22%         + 3.36%
High yield bonds (Lehman Brothers
    U.S. Corporate High Yield 2%
    Issuer Cap Index)...............................      -0.67%         + 2.27%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") stepped in to inject liquidity into the markets and bolster investor confidence, cutting the federal funds rate by 0.50% in September, 0.25% in October and 0.25% in December, which brought the target short-term interest rate to 4.25%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling.

Amid the volatility, equity markets displayed surprising resilience. Market fundamentals generally held firm, dividend payouts and share buybacks continued, and valuations remained attractive. To some extent, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets, but 2007 remained a record year for global M&A nonetheless. As the returns indicate, the most recent six months were more trying, reflecting the slowing U.S. economy, a troubled housing market and a more difficult corporate earnings backdrop. Overall, large cap stocks outperformed small caps as investors grew increasingly risk averse. International markets fared better than their U.S. counterparts, benefiting from generally stronger economies.

In fixed income markets, mixed economic signals and subprime fallout resulted in a flight to quality. Investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.04% by year-end, while prices correspondingly rose. The tax-exempt bond market waffled amid the economic uncertainty and concerns around the credit worthiness of bond insurers, but set a new-issuance record in 2007. A drop in municipal bond prices created buying opportunities, and the heightened supply was generally well absorbed.

As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2007 and our 10 predictions for 2008, please ask your financial professional for a copy of "What's Ahead in 2008: An Investment Perspective," or view it online at www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Management Commentary
================================================================================
BlackRock Balanced Capital Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio posted a +5.64% return for the year ended December 31, 2007, while the Portfolio's benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index, posted returns of +5.49% and +6.79%, respectively. Asset allocation proved unfavorable, and bonds underperformed their benchmark while equities outpaced the S&P 500 Index.

What factors influenced performance?

o Within the equity portfolio, our underweight position and good stock selection in financials was the primary contributor to performance. We benefited from strong performance in The Bank of New York Mellon Corp. and Prudential Financial, Inc., and from avoiding many of the troubled bank and brokerage stocks. Good stock selection in the energy sector also aided results, led by Murphy Oil Corp. and Weatherford International Ltd. These areas of strength more than offset poor stock selection in information technology (IT), with particular weakness in Micron Technology, Inc. and Sun Microsystems, Inc. and our avoidance of strong-performing Apple Inc. and Google, Inc. An underweight in utilities also impaired performance, as this was one of the market's strongest sectors in 2007.

o Within the fixed income portfolio, an overweight to mortgage-related securities detracted from performance, while an underweighting and good security selection among corporate bonds proved advantageous.

Describe recent Portfolio activity.

o Within the equity portfolio, we increased our overweight position in IT and altered several individual positions within the sector. We reduced holdings in Accenture Ltd., Applied Materials, Inc., Juniper Networks, Inc. and Sun Microsystems on relative price strength, added to positions in Hewlett-Packard Co., Intersil Corp., Microsoft Corp. and Yahoo! Inc., and established positions in Broadcom Corp., Micron Technology and Texas Instruments, Inc. We believe these companies' financial strength, international exposure and promising new product cycles should prove beneficial amid the current market uncertainty.

o We reduced exposure to financials, concentrating on companies we believe have sound competitive positions and in whose managements we have high confidence. We trimmed positions in Citigroup, Inc. and ACE Ltd. and eliminated Genworth Financial, Inc., Fannie Mae and Wells Fargo & Co., while adding to American International Group, Inc., JPMorgan Chase & Co. and Prudential Financial, Inc.. We increased exposure to health care, largely by adding to positions in Bristol-Myers Squibb Co., Pfizer, Inc. and Wyeth.

o Within fixed income, we increased exposure to high-quality bonds in the residential and commercial mortgage markets as credit spreads widened. We also reduced our underweighting to the corporate market through selected additions there.

Describe Portfolio positioning at period-end.

o As a percentage of total investments, the Portfolio ended the year invested 52.4% in equities, 45.3% in fixed income and 2.3% in cash equivalents.

o While uncertainty over the pace of economic and corporate earnings growth is likely to persist in early 2008, we view the associated decline in share prices opportunistically and will look to increase our exposure to equities in general and cyclical stocks in particular. As expectations and valuations continue to fall, we see an attractive opportunity to purchase shares in above-average companies with strong competitive positions, favorable financial characteristics and solid managements at or near record-low valuations. Bonds, meanwhile, look increasingly expensive as interest rates are low and inflation-adjusted yields are well below historical averages, limiting their return potential.

================================================================================
BlackRock Fundamental Growth Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio significantly outperformed the benchmark S&P 500 Citigroup Growth Index and the broader S&P 500 Index for the fiscal year ended December 31, 2007 with a return of +19.83% compared to returns of +9.13% and +5.49% for the Indexes, respectively.

What factors influenced performance?

o The past year was a volatile one for equities, with the slowdown in U.S. housing and turmoil in the subprime mortgage market touching off implications across global markets. An investor flight to quality ensued, ultimately benefiting larger-cap, growth-oriented stocks, which outperformed their smaller-cap and value-oriented counterparts.

o The Portfolio's outperformance of its benchmark is attributed primarily to successful security selection. In addition, market conditions favored the Portfolio's large-cap growth style positioning, especially in the second half of the year. Holdings within the materials, health care and financial sectors were particularly favorable. Names that contributed to performance included Intuitive Surgical, Inc., Monsanto Co., National Oilwell Varco, Inc., Google, Inc. and Jacobs Engineering Group, Inc.

o An underweight to consumer staples was marginally negative in the period, as was certain stock selection in the consumer discretionary sector. Particular names that detracted from performance included Akamai Technologies, Inc., Comcast Corp., Starbucks Corp. and Zimmer Holdings, Inc. An underweight in Exxon Mobil Corp. also detracted.

Describe recent Portfolio activity.

o Most notably, we reduced exposure to the consumer discretionary sector in 2007, while adding to select consumer staples holdings. Portfolio exposure to the financials sector also was reduced, while health care and industrials holdings were increased.

Describe Portfolio positioning at period-end.

o In our view, concerns over conditions in the credit and financing markets are certain to have an ongoing negative impact on the U.S. housing market. This may, in turn, have an adverse affect on consumer spending, resulting in an eventual drag on the economy. At the same time, most other global economies continue to experience strong rates of growth, providing some balance to the overall global demand picture. Taken together, we are more cautious in our outlook and continue to monitor market conditions to determine if they may pose a more serious threat to economic growth in 2008.

o Although this current environment may challenge broader market earnings growth over time, we believe it should provide a relatively attractive investment environment for select larger company growth stocks going forward. At the end of the period, the Portfolio had overweight positions in the materials, industrials, health care and consumer staples sectors, while maintaining underweights in the energy and consumer discretionary sectors.

================================================================================
BlackRock Global Allocation Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio significantly outperformed its Reference Portfolio and the all-equity benchmark for the fiscal year ended December 31, 2007, as the Portfolio returned +17.96%, exceeding the +10.30% return of its Reference Portfolio and +11.32% return of the broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index. The Portfolio invests in both equities and bonds; therefore, the Reference Portfolio provides a truer representation of the Portfolio's composition and a more comparable means for measurement.

What factors influenced performance?

o The Portfolio's outperformance is largely attributed to its underweight and stock selection in the U.S., along with favorable overweights in India and Brazil. Overweights and strong stock selection in Asia (ex-Japan), notably China, Hong Kong, South Korea and Singapore, also contributed to returns.

o From a sector perspective, the Portfolio's overweights in energy, industrials and materials, and underweight in financials, coupled with favorable stock selection within all of these sectors, enhanced returns.

o Within the fixed income portfolio, performance benefited from investments in both nominal U.S. Treasury issues and U.S. Treasury Inflation Protected

      Securities (TIPS), as a flight to quality in the fixed income markets resulted in the increase of U.S. government bond prices. An underweight to European and Asian sovereign debt also proved advantageous.

o Detracting moderately from the Portfolio's relative performance was its overweight position in Japanese equities, as Japan's equity markets declined, and stock selection in the information technology and telecommunication services sectors.

Describe recent Portfolio activity.

o During the year, the Portfolio's overall equity allocation increased modestly from 55% of net assets to 57%. Within equities, increases in North America (+6.2%) were partially offset by decreases in European (-3.0%) and Asian (-1.3%) equities.

o On a sector basis, weightings were increased in materials (+3.0%), energy (+2.3%) and consumer staples (+1.3%), while weightings were decreased in financials (-3.2%), telecommunication services (-0.8%) and consumer discretionary (-0.7%).

o The Portfolio's allocation to fixed income increased from 32% of net assets to 34%, mainly due to increases in Asian (+1.4%) and European (+1.3%) bonds. Reflecting the above changes, the Portfolio's cash equivalent holdings decreased from 13% of net assets to 9%.

Describe Portfolio positioning at period-end.

o Compared to its Reference Portfolio, the Portfolio ended the period moderately underweight equities (-2.6%), underweight fixed income (-5.8%) and, consequently, overweight cash equivalents (+8.4%).

o Within the equity segment, the Portfolio is significantly underweight U.S. stocks (-10.8%), overweight Asia (+9.7%), notably Japan, and slightly underweight Europe (-2.9%). On a sector basis, the Portfolio is overweight materials (+3.0%), energy (+2.3%), industrials (+1.5%) and telecommunication services (+0.9%). The Portfolio's largest sector underweights include consumer discretionary (-2.8%), information technology (-2.1%), financials (-1.8%) and health care (-0.8%).

o The Portfolio remains underweight in fixed income, as yields appear unattractive relative to the risks of higher inflation and higher long-term interest rates. As for currency exposure, the Portfolio is significantly underweight the U.S. dollar (-15.0%), moderately underweight the British pound (-3.4%) and the euro (-2.5%), and overweight the Japanese yen (+4.3%), Brazilian real (+3.3%), Swiss franc (+3.2%) and several Asian currencies, including the Indian rupee (+2.3%) and the Singapore dollar (+1.7%).

================================================================================
BlackRock Government Income Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio underperformed its benchmark for the fiscal year ended December 31, 2007, as the Portfolio returned +5.32% as compared to the +8.34% return of its composite index (50% Lehman Brothers Mortgage-Backed Securities Index and 50% Merrill Lynch U.S. Treasury Securities).

What factors influenced performance?

o Financial markets were highly volatile during the year as fears spread about which investments might have exposure to the troubled subprime mortgage market. The liquidity of mortgage-backed securities began drying up, which led to a wider liquidity crisis as banks restricted their short-term lending. Fundamentally, most spread product remained fairly sound, but the lack of buyers caused spreads to widen as investors fled to the safety of Treasury issues.

o The Portfolio focuses its investment on high-quality spread product (mortgage-backed securities, asset-backed securities and other structured products that generally have higher yield potential and less correlation to Treasuries). These overweight positions hurt performance amid the underlying backdrop. Despite our conservative, high-quality bias, the underweight to Treasuries resulted in underperformance relative to the benchmark. As the year progressed, the markets began to acknowledge the difference in quality among mortgage assets. We expect this decoupling to continue over the coming months, and believe the Portfolio is positioned to benefit from its allocations to high-quality spread product.

o The primary driver of positive performance for the Portfolio was our yield curve steepening bias, a strategy that proved advantageous as short-term rates fell more than long-term rates, causing the yield curve to steepen.

Describe recent Portfolio activity.

o The main activity in the period was a movement from generic agency mortgage-backed securities (MBS) into high-quality non-agency MBS. Given the extreme widening in credit spreads seen across mortgage assets, irrespective of quality, we were able to make purchases at attractive prices. As the market heals, we believe these securities will benefit the Portfolio, even in a depressed housing market.

o We also increased the Portfolio's Treasury holdings, given our concerns about a further downturn in the economy.

Describe Portfolio positioning at period-end.

o At period-end, the Portfolio had a long duration relative to its benchmark and a yield curve steepening bias. Given our relatively negative view on the economy, the housing market and the lowest-quality mortgage assets, we believe aggressive Federal Reserve interest rate cuts will be warranted in the short term. This should cause a continued fall in interest rates, led by the short end of the yield curve.

================================================================================
BlackRock High Income Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio's return for the fiscal year ended December 31, 2007 compared favorably to that of its benchmark, as the Portfolio returned +2.75% compared to the return of +2.65% for the Credit Suisse High Yield Index and +2.27% for the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index.

What factors influenced performance?

o Financial markets were highly volatile, particularly in the second half of the year as fears spread about which investments might have exposure to the troubled subprime mortgage market. The liquidity of mortgage-backed securities began drying up, which led to a wider liquidity crisis as banks restricted their short-term lending. The Federal Reserve Board (the "Fed") and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut its target short-term interest rate from 5.25% to 4.25% between September and year-end in an effort to offset deteriorating credit conditions in the housing market and help prevent any negative spillover in the economy.

o After a strong start to the year, the flight to safety that accompanied the market turmoil hurt the high yield sector, while benefiting Treasury issues. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index posted a return of +2.27% for the full year, and -0.67% for the latter six months.

o Good security selection in the media (non-cable) sector and our underweight position in this sector toward the end of the year was a large contributor to Portfolio performance. Our underweight position in home construction contributed as well, and our position in Freeport-McMoRan Copper & Gold, Inc. helped us to outperform in the metals sector. Finally, an overweight position in aerospace benefited Portfolio results as this sector improved toward the end of the year.

o Our timing in underweighting the health care sector near the end of the year (as its performance improved), combined with poor security-specific performance, was the largest detractor from Portfolio performance. In addition, security selection in consumer products, specifically a position in True Temper Sports, Inc., negatively impacted performance.

Describe recent Portfolio activity.

o Over the year, the Portfolio became slightly more defensive. We reduced certain higher-risk overweights such as health care, metals and entertainment. We also increased our underweight position in financials and added slightly to the Portfolio's cash allocation.

Describe Portfolio positioning at period-end.

o Relative to its benchmark, the Portfolio ended the year underweight in financials, home construction and consumer-related sectors. The Portfolio stands ready to take advantage of oversold sectors, while remaining positioned for the possibility of further market turbulence during 2008.

================================================================================
BlackRock Large Cap Core Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio generated strong absolute returns and outperformed its benchmark, the Russell 1000 Index, for the fiscal year ended December 31, 2007, as the Portfolio had a total return of +8.29% compared to the benchmark's return of +5.77%.

What factors influenced performance?

o Broadly speaking, strong performance generated by asset allocation decisions was partially offset by disappointing stock selection results. The combination of allocation and stock selection in financials, materials and health care, along with stock selection in consumer discretionary, contributed to performance. Stock selection in consumer staples and information technology yielded disappointing returns.

o Within financials, the Portfolio is significantly underweight the benchmark, notably in banks, thrifts & mortgage finance and real estate investment trusts (REITs). Within materials, the Portfolio is overweight in metals, and within health care, overweight in providers & services. These allocation decisions contributed positively to the Portfolio's strong relative performance. Stock selection within health care was positive, as our longstanding preference for service providers over product companies continued to generate alpha. The biggest individual contributors to performance were Citigroup, Inc., Southern Copper Corp., Monsanto Co., The Mosaic Co., Express Scripts, Inc., Medco Health Solutions, Inc. and GameStop Corp.

o Within industrials, our underweight position offset favorable results from stock selection. Similarly, positive results generated by overweighting energy and information technology were offset by poor stock selection, most notably in semiconductors and computers & peripherals.

o Stock selection and an underweight position in consumer staples hindered performance. The largest individual detractors were Continental Airlines, Inc., Integrated Device Technology, Inc. and Teradyne, Inc. Additionally, lack of ownership of richly valued Google, Inc. and Apple Inc. in the early part of the reporting period hindered relative returns. In retrospect, our valuation discipline hurt results in the back half of the year when "growth at any price" was a winning strategy.

Describe recent Portfolio activity.

o During the period, we increased the Portfolio's exposure to the industrials and health care sectors. The largest purchases included American International Group, Inc. ConocoPhillips, UnitedHealth Group, Inc., Eli Lilly & Co. and Dell, Inc.

o We reduced exposure to financials, consumer discretionary and consumer staples. The largest sales included Citigroup, Johnson & Johnson, Schering-Plough Corp. and United States Steel Corp.

Describe Portfolio positioning at period-end.

o Relative to its benchmark, the Portfolio ended the year overweight in information technology, health care and energy, and underweight in financials, consumer staples, utilities and telecommunication services.

o We believe stocks are now more susceptible to economic and earnings disappointments than during the initial stages of the Federal Reserve Board's (the "Fed") easing cycle. However, we believe more monetary relief should be in the pipeline, as economic conditions warrant further stimulus. Importantly, we do not believe inflation stands in the way of more Fed interest rate cuts. As the economic data worsens, reflation should strengthen as the dominant market force, setting the stage for higher valuations.

================================================================================
BlackRock Total Return Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio underperformed the benchmark for the fiscal year ended December 31, 2007, as the Portfolio had a total return of +4.47% compared to the +6.97% return for the Lehman Brothers U.S. Aggregate Bond Index.

What factors influenced performance?

o One of largest detractors from performance was our overweight to high-quality spread assets, particularly AAA-rated commercial mortgage-backed securities (CMBS), as well as agency mortgage pass-throughs, asset-backed securities (ABS) and other mortgage-related product. Despite their high quality, these assets suffered amid fallout from the subprime mortgage scare. Generalized concerns over the mortgage market, coupled with lack of liquidity and the liquidation by investors of all mortgage-related assets, caused the underperformance. Our exposure to European government bonds and below-investment-grade bonds also hindered the Portfolio's relative results for the year.

o On the positive side, an underweight exposure to corporate bonds, and successful security selection within the corporate sector, benefited the Portfolio's relative performance. In addition, we had positioned the Portfolio for a steepening yield curve in the second half of the year, a move that proved advantageous as short-term rates fell more than long-term rates and the curve steepened. An underweight in agency debentures benefited the Portfolio as well.

Describe recent Portfolio activity.

o On December 10, 2007, the Portfolio changed its name from BlackRock Bond Portfolio to BlackRock Total Return Portfolio. As of the same date, with shareholder approval, the Portfolio changed its investment objective to the following: to maximize total return, consistent with income generation and prudent investment management.

o As spread sectors underperformed across the fixed income markets, we used this as an opportunity to increase exposure to high-quality mortgage product, moving from an underweight position in mortgages at the start of 2007 to a significant overweight by year-end. In addition, during late third quarter-early fourth quarter, we started to decrease our underweight to investment-grade corporate bonds as the valuations of lower-quality assets began to appear more attractive.

o We maintained the yield curve steepening bias, but kept duration relatively close to that of the index. We had a small allocation to below-investment-grade securities and global government bonds. Specifically, we had a roughly 2% allocation to high yield assets throughout the year, and maintained positions in European government bonds and the Japanese yen.

Describe Portfolio positioning at period-end.

o At year-end, the Portfolio was underweight in U.S. Treasury issues, U.S. agency securities and corporate securities, although we closed the gap in the corporate sector somewhat. The Portfolio maintained its notable overweights in high-quality, short-duration spread product, including mortgage pass-through securities, CMBS and ABS. In general, we find high-quality spread-related assets to be an attractive investment, offering yields beyond those provided by Treasury securities alone but without the risk associated with corporate bonds. Although some areas of the corporate market are attractive, lingering concerns about the economy cause us to be less positive on corporate credit overall.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Performance Information
As of December 31, 2007
================================================================================

                                       Recent Performance Results*
---------------------------------------------------------------------------------------------------------
                                                      6-Month            12-Month
                                                       Total               Total             Standardized
                                                      Return              Return             30-Day Yield
---------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio                   - 0.51%             + 5.64%                 --
---------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                 +11.76              +19.83                  --
---------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                  + 8.94              +17.96                  --
---------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio                  + 5.56              + 4.66                5.30%
---------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                        - 0.89              + 2.75                9.07
---------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                     + 1.71              + 8.29                  --
---------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio                       + 4.48              + 4.47                4.94
---------------------------------------------------------------------------------------------------------

=========================================================================================================
                                     Average Annual Total Returns*
---------------------------------------------------------------------------------------------------------
                                                        One              Five Years            Ten Years
                                                     Year Ended             Ended                Ended
                                                      12/31/07            12/31/07             12/31/07
---------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio                   + 5.64%             +10.65%              +5.49%
---------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                 +19.83              +13.44               +6.97
---------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                  +17.96              +18.84               +9.16
---------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio                  + 4.66              + 3.71               +5.39
---------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                        + 2.75              + 9.76               +4.07
---------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                     + 8.29              +17.03               +8.21
---------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio                       + 4.47              + 4.04               +5.30
---------------------------------------------------------------------------------------------------------

* Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment
================================================================================

BlackRock Balanced Capital Portfolio

[The following information was depicted as a line chart in the printed material]

                           BlackRock                     Lehman Brothers
                        Balanced Capital    S&P 500(R)    U.S. Aggregate
               Date         Portfolio+       Index++       Bond Index+++
               ----     ----------------     -------     ---------------
               12/97         10,000           10,000          10,000
               12/98         11,083           12,858          10,869
               12/99         13,322           15,563          10,779
               12/00         12,667           14,146          12,033
               12/01         11,812           12,465          13,049
               12/02         10,289            9,710          14,387
               12/03         12,478           12,495          14,977
               12/04         13,557           13,855          15,627
               12/05         14,161           14,536          16,007
               12/06         16,156           16,832          16,700
               12/07         17,068           17,756          17,864

  + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Balanced Capital Portfolio invests in U.S. and foreign equity and fixed income securities.

 ++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

+++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)
================================================================================

BlackRock Fundamental Growth Portfolio

[The following information was depicted as a line chart in the printed material]

                                  BlackRock
                                 Fundamental        S&P 500
                    Date       Growth Portfolio+    Index++
                    ----       -----------------    -------
                    12/97           10,000          10,000
                    12/98           13,818          12,858
                    12/99           19,205          15,563
                    12/00           17,980          14,146
                    12/01           14,597          12,465
                    12/02           10,441           9,710
                    12/03           13,446          12,495
                    12/04           14,455          13,855
                    12/05           15,621          14,536
                    12/06           16,368          16,832
                    12/07           19,613          17,756

 + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Fundamental Growth Portfolio invests in equity securities of U.S. companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.

BlackRock Global Allocation Portfolio

[The following information was depicted as a line chart in the printed material]

                            BlackRock
                             Global
                            Allocation        FTSE World        Reference
             Date           Portfolio+          Index++        Portfolio+++
             ----          -----------        ----------       ------------
             12/97           10,000             10,000           10,000
             12/98           10,949             12,304           11,988
             12/99           13,288             15,503           13,578
             12/00           12,036             13,785           12,989
             12/01           11,022             11,560           11,977
             12/02           10,139              9,356           11,286
             12/03           13,712             12,529           13,907
             12/04           15,729             14,540           15,517
             12/05           17,430             16,187           16,161
             12/06           20,374             19,661           18,382
             12/07           24,033             21,886           20,275

  + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Global Allocation Portfolio invests in a portfolio of equity, debt and money market securities.

 ++ This unmanaged market capitalization-weighted Index is comprised of nearly 2,000 equities from 24 countries in 12 regions, including the United States.

+++ This unmanaged Reference Portfolio is a weighted Index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% of the FTSE World Index (Ex-U.S.) Equities, 24% of the Merrill Lynch Treasury Index GA05, and 16% of the Citigroup World Government Bond Index (Ex-U.S.).

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)
================================================================================

BlackRock Government Income Portfolio

[The following information was depicted as a line chart in the printed material]

                             50%
                      Lehman Brothers
                       Mortgage-Backed
                      Securities Index                  Lehman
                           & 50%                       Brothers
          BlackRock     Merrill Lynch   Citigroup      Mortgage-   Merrill Lynch
         Government     10-Year U.S.    Government/     Backed      10-Year U.S.
           Income         Treasury       Mortgage     Securities      Treasury
 Date     Portfolio+     Securities++     Index+++       Index       Securities
 ----    -----------  ----------------  -----------   ----------   -------------
 12/97     10,000          10,000         10,000         10,000        10,000
 12/98     10,892          10,986         10,696         10,876        11,277
 12/99     10,757          10,624         10,894         10,811        10,346
 12/00     12,006          12,006         12,110         12,145        11,884
 12/01     12,837          12,757         13,106         13,079        12,390
 12/02     14,093          14,251         14,252         14,412        14,201
 12/03     14,410          14,576         14,690         14,810        14,388
 12/04     15,006          15,274         15,380         15,422        15,083
 12/05     15,523          15,628         15,782         15,839        15,383
 12/06     16,159          16,142         16,607         16,514        15,592
 12/07     16,912          17,488         17,753         17,815        17,114

  + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Government Income Portfolio invests at least 80% of its net assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises.

 ++ The Portfolio now compares its performance to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year U.S. Treasury Index (50%). The Portfolio now uses this index as its benchmark because it better reflects the Portfolio's investment strategies. The Lehman Brothers Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The Merrill Lynch 10-Year U.S. Treasury Index is a widely recognized unmanaged one security index that consists of the current "on-the-run" 10-Year Treasury issue. Performance of the index does not reflect the deduction of fees, expenses or taxes.

+++ This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and treasury securities.

      Past performance is not indicative of future results.

BlackRock High Income Portfolio

[The following information was depicted as a line chart in the printed material]

                                                          Lehman Brothers
                                                           U.S. Corporate
                          BlackRock     Credit Suisse       High Yield
                         High Income      High Yield         2% Issuer
            Date          Portfolio+        Index++          Cap Index+++
            ----         -----------    -------------     ---------------
            12/97           10,000          10,000             10,000
            12/98            9,485          10,058             10,187
            12/99           10,041          10,388             10,430
            12/00            9,524           9,847              9,826
            12/01            9,685          10,418             10,363
            12/02            9,354          10,741             10,338
            12/03           11,624          13,742             13,313
            12/04           13,026          15,385             14,796
            12/05           13,306          15,733             15,204
            12/06           14,500          17,608             16,839
            12/07           14,899          18,074             17,221

  + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock High Income Portfolio invests under normal circumstances at least 80% of its net assets in fixed income securities with lower credit, which means credit quality equivalent to or below the fourth highest rating level of recognized rating agencies.

 ++ This unmanaged market-weighted Index is comprised of high-yield debt securities rated BBB or lower.

+++ This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. The Portfolio now uses this index as its benchmark because it better reflects the Portfolio's investment strategies. Performance of the index does not reflect the deduction of fees, expenses or taxes.

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Concluded)
================================================================================

BlackRock Large Cap Core Portfolio

[The following information was depicted as a line chart in the printed material]

                                    BlackRock
                                    Large Cap
                                      Core          Russell 1000(R)
                     Date           Portfolio+          Index++
                     ----           ----------      ---------------
                     12/97            10,000            10,000
                     12/98            11,556            12,702
                     12/99            15,211            15,359
                     12/00            13,710            14,162
                     12/01            12,344            12,399
                     12/02            10,030             9,714
                     12/03            13,292            12,618
                     12/04            15,571            14,057
                     12/05            17,671            14,938
                     12/06            20,332            17,248
                     12/07            22,018            18,243

 + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Large Cap Core Portfolio generally invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

++ This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Portfolio is managed to this broad-based Index, which provides for a better comparison relative to the S&P 500 Index. Russell 1000 is a registered trademark of the Frank Russell Company.

      Past performance is not indicative of future results.

BlackRock Total Return Portfolio

                                  BlackRock     Lehman Brothers
                                 Total Return    U.S. Aggregate
                    Date          Portfolio+      Bond Index++
                    ----         ------------   ---------------
                    12/97           10,000          10,000
                    12/98           10,842          10,869
                    12/99           10,589          10,779
                    12/00           11,601          12,033
                    12/01           12,507          13,049
                    12/02           13,749          14,387
                    12/03           14,427          14,977
                    12/04           15,071          15,627
                    12/05           15,374          16,007
                    12/06           16,045          16,700
                    12/07           16,762          17,864

 + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Total Return Portfolio normally invests at least 80% of its net assets in fixed income securities of any kind.

++ This unmanaged market-weighted Index is comprised of U.S. Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Expenses
================================================================================

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Portfolio expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders' can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

==============================================================================================================================
                                                                                                Expenses Paid
                                                          Beginning        Ending Account     During the Period*    Annualized
                                                        Account Value          Value           July 1, 2007 to       Expense
Actual                                                  July 1, 2007     December 31, 2007    December 31, 2007       Ratio
------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio                        $1,000           $  994.90              $2.07              .41%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                      $1,000           $1,117.60              $2.25              .42%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                       $1,000           $1,089.40              $2.75              .52%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio
  (excluding interest expense)                              $1,000           $1,055.60              $2.59              .50%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio
  (including interest expense)                              $1,000           $1,055.60              $2.80              .54%
------------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                             $1,000           $  991.10              $2.51              .50%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                          $1,000           $1,017.10              $2.25              .44%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio                            $1,000           $1,050.40              $2.12              .41%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio
  (excluding interest expense)                              $1,000           $1,044.80              $2.47              .48%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio
  (including interest expense)                              $1,000           $1,044.80              $2.53              .49%
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
Hypothetical (5% annual return
  before expenses)**
------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio                        $1,000           $1,023.22              $2.10              .41%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                      $1,000           $1,023.17              $2.15              .42%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                       $1,000           $1,022.66              $2.67              .52%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio
  (excluding interest expense)                              $1,000           $1,022.68              $2.55              .50%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio
  (including interest expense)                              $1,000           $1,022.48              $2.75              .54%
------------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                             $1,000           $1,022.68              $2.55              .50%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                          $1,000           $1,023.07              $2.26              .44%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio                            $1,000           $1,023.13              $2.09              .41%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio
  (excluding interest expense)                              $1,000           $1,022.78              $2.45              .48%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio
  (including interest expense)                              $1,000           $1,022.73              $2.50              .49%
------------------------------------------------------------------------------------------------------------------------------

 * Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 185/365 for BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, and 184/365 for BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of December 31, 2007
================================================================================

                                                                     Percent of
                                                                      Long-Term
Asset Mix for BlackRock Balanced Capital Portfolio                   Investments
--------------------------------------------------------------------------------
Common Stocks .....................................................     52.8%
U.S. Government Agency Mortgage-Backed Securities .................     23.6
Non-U.S. Government Agency Mortgage-Backed Securities .............      8.0
Corporate Bonds ...................................................      6.2
U.S. Government Obligations .......................................      3.5
Asset-Backed Securities ...........................................      3.5
U.S. Government Agency Mortgage-Backed Securities --
  Collateralized Mortgage Obligations .............................      1.3
Preferred Securities ..............................................      0.9
Foreign Government Obligations ....................................      0.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                      Long-Term
Sector Representation for BlackRock Fundamental Growth Portfolio     Investments
--------------------------------------------------------------------------------
Information Technology ............................................     27.2%
Health Care .......................................................     17.1
Industrials .......................................................     13.6
Consumer Staples ..................................................     13.4
Energy ............................................................      7.7
Materials .........................................................      7.7
Financials ........................................................      6.5
Consumer Discretionary ............................................      5.8
Telecommunication Services ........................................      1.0
--------------------------------------------------------------------------------

For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                      Reference
Asset Allocation for                                    Percent of    Portfolio+
BlackRock Global Allocation Portfolio                   Net Assets   Percentages
--------------------------------------------------------------------------------
U.S. Equities.........................................      25.0%*       36.0%
European Equities.....................................      10.7*        14.4
Pacific Basin Equities................................      16.9*         7.4
Other Equities........................................       4.7          2.2
Total Equities........................................      57.3         60.0
U.S. Dollar Denominated Fixed Income Securities.......      23.6         24.0
  U.S. Issuer.........................................      19.8           --
  Non-U.S. Issuer.....................................       3.8           --
Non-U.S. Dollar Denominated Fixed Income Securities...      10.6         16.0
Total Fixed Income Securities.........................      34.2         40.0
Cash & Cash Equivalents...............................       8.5**         --
--------------------------------------------------------------------------------

 *    Includes value of financial futures contracts.

** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

 + The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of December 31, 2007 (Continued)
================================================================================

                                                                     Percent of
                                                                      Long-Term
Asset Mix for BlackRock Government Income Portfolio                  Investments
--------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities ..................    61.4%
U.S. Government Obligations ........................................    15.8
U.S. Government Agency Mortgage-Backed Securities --
  Collateralized Mortgage Obligations ..............................    13.4
Non-Government Agency Mortgage-Backed Securities ...................     9.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
Quality Ratings by S&P/Moody's Ratings for                            Long-Term
BlackRock High Income Portfolio                                      Investments
--------------------------------------------------------------------------------
A/A ................................................................     0.4%
BBB/Baa ............................................................     2.2
BB/Ba ..............................................................    24.8
B/B ................................................................    49.3
CCC/Caa ............................................................    20.0
NR (Not Rated) .....................................................     1.9
Other* .............................................................     1.4
--------------------------------------------------------------------------------

* Includes portfolio holdings in floating rate loan interests, common stocks and preferred stocks.

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                      Long-Term
Sector Representation for BlackRock Large Cap Core Portfolio         Investments
--------------------------------------------------------------------------------
Information Technology .............................................    26.3%
Health Care ........................................................    20.2
Energy .............................................................    18.6
Industrials ........................................................    12.1
Consumer Discretionary .............................................     8.3
Financials .........................................................     7.4
Materials ..........................................................     4.8
Consumer Staples ...................................................     1.5
Telecommunication Services .........................................     0.8
--------------------------------------------------------------------------------

For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of December 31, 2007 (Concluded)
================================================================================

                                                                As of     As of
Portfolio Composition* for BlackRock Money Market Portfolio+  12/31/07  12/31/06
--------------------------------------------------------------------------------
Bank Notes..................................................      --       1.7%
Certificates of Deposit.....................................     8.7%      5.0
Certificates of Deposit -- Yankee...........................    22.4       3.0
Commercial Paper............................................    54.0      63.6
Corporate Bonds.............................................     6.7        --
Funding Agreements..........................................     3.0       7.4
Medium-Term Notes...........................................      --       9.6
Repurchase Agreements.......................................     5.2       2.5
U.S. Government, Agency and Instrumentality
  Obligations -- Non-Discount...............................      --       7.1

*     As a percent of net assets.

+     Total may not equal 100%.

--------------------------------------------------------------------------------
                                                                          As of
                                                                        12/31/07
--------------------------------------------------------------------------------
BlackRock Money Market Portfolio's Current Seven-Day Yield .........      4.74%
--------------------------------------------------------------------------------

-----------------------------------------------------------------------

                                                                     Percent of
                                                                      Long-Term
Asset Mix for BlackRock Total Return Portfolio                       Investments
--------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities ..................    44.1%
Non-U.S. Government Agency Mortgage-Backed Securities ..............    21.5
Corporate Bonds ....................................................    13.1
Asset-Backed Securities ............................................    12.0
U.S. Government Agency Mortgage-Backed Securities --
  Collateralized Mortgage Obligations ..............................     4.3
U.S. Government & Agency Obligations ...............................     2.8
Preferred Securities ...............................................     1.8
Foreign Government Obligations .....................................     0.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2007                (in U.S. dollars)
================================================================================

                                                           Shares
Common Stocks                                               Held        Value
--------------------------------------------------------------------------------
Aerospace & Defense--2.7%
Honeywell International, Inc.................             160,000   $  9,851,200
United Technologies Corp.....................             160,000     12,246,400
                                                                    ------------
                                                                      22,097,600
--------------------------------------------------------------------------------
Air Freight & Logistics--0.9%
FedEx Corp...................................              80,000      7,133,600
--------------------------------------------------------------------------------
Automobiles--0.8%
Harley-Davidson, Inc.........................             145,000      6,772,950
--------------------------------------------------------------------------------
Beverages--0.9%
Anheuser-Busch Cos., Inc.....................             145,000      7,589,300
--------------------------------------------------------------------------------
Building Products--0.4%
Masco Corp...................................             160,000      3,457,600
--------------------------------------------------------------------------------
Capital Markets--3.7%
The Bank of New York Mellon Corp.............             275,000     13,409,000
Legg Mason, Inc..............................              90,000      6,583,500
Morgan Stanley...............................             180,000      9,559,800
                                                                    ------------
                                                                      29,552,300
--------------------------------------------------------------------------------
Chemicals--1.2%
E.I. du Pont de Nemours & Co.................             215,000      9,479,350
--------------------------------------------------------------------------------
Communications Equipment--2.2%
Cisco Systems, Inc. (a)......................             425,000     11,504,750
Juniper Networks, Inc. (a)...................              35,000      1,162,000
Motorola, Inc................................             325,000      5,213,000
                                                                    ------------
                                                                      17,879,750
--------------------------------------------------------------------------------
Computers & Peripherals--3.8%
Hewlett-Packard Co...........................             250,000     12,620,000
International Business Machines Corp.........             100,000     10,810,000
Sun Microsystems, Inc. (a)...................             400,000      7,252,000
                                                                    ------------
                                                                      30,682,000
--------------------------------------------------------------------------------
Consumer Finance--0.3%
Discover Financial Services..................             145,000      2,186,600
--------------------------------------------------------------------------------
Diversified Financial Services--1.9%
Citigroup, Inc...............................             105,000      3,091,200
JPMorgan Chase & Co..........................             285,000     12,440,250
                                                                    ------------
                                                                      15,531,450
--------------------------------------------------------------------------------
Diversified Telecommunication Services--2.4%
AT&T Inc.....................................             215,000      8,935,400
Verizon Communications, Inc..................             245,000     10,704,050
                                                                    ------------
                                                                      19,639,450
--------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.4%
Tyco Electronics Ltd.........................              90,000      3,341,700
--------------------------------------------------------------------------------
Energy Equipment & Services--2.9%
Schlumberger Ltd.............................              70,000      6,885,900
Transocean, Inc. ............................              35,000      5,010,250
Weatherford International Ltd. (a)...........             170,000     11,662,000
                                                                    ------------
                                                                      23,558,150
--------------------------------------------------------------------------------
Food & Staples Retailing--0.5%
Wal-Mart Stores, Inc.........................              90,000      4,277,700
--------------------------------------------------------------------------------
Food Products--4.3%
Cadbury Schweppes Plc (b)....................             110,000      5,430,700
General Mills, Inc...........................              85,000      4,845,000
Nestle SA Registered Shares..................              27,000     12,398,138
Unilever NV (b)..............................             325,000     11,849,500
                                                                    ------------
                                                                      34,523,338
--------------------------------------------------------------------------------
Health Care Equipment & Supplies--1.6%
Baxter International, Inc....................             225,000     13,061,250
--------------------------------------------------------------------------------
Health Care Providers & Services--0.2%
AmerisourceBergen Corp.......................              35,000      1,570,450
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.6%
McDonald's Corp..............................             215,000     12,665,650
--------------------------------------------------------------------------------
Household Durables--0.7%
Sony Corp. (b)...............................             105,000      5,701,500
--------------------------------------------------------------------------------
Household Products--1.6%
Kimberly-Clark Corp..........................             190,000     13,174,600
--------------------------------------------------------------------------------
IT Services--1.0%
Accenture Ltd. Class A.......................             235,000      8,467,050
--------------------------------------------------------------------------------
Industrial Conglomerates--4.3%
3M Co........................................             100,000      8,432,000
General Electric Co..........................             360,000     13,345,200
Textron, Inc.................................             185,000     13,190,500
                                                                    ------------
                                                                      34,967,700
--------------------------------------------------------------------------------
Insurance--5.3%
ACE Ltd......................................             180,000     11,120,400
American International Group, Inc............             215,000     12,534,500
Prudential Financial, Inc....................             125,000     11,630,000
RenaissanceRe Holdings Ltd...................             125,000      7,530,000
                                                                    ------------
                                                                      42,814,900
--------------------------------------------------------------------------------
Internet Software & Services--0.9%
Yahoo! Inc. (a)..............................             305,000      7,094,300
--------------------------------------------------------------------------------
Machinery--1.0%
Dover Corp...................................             180,000      8,296,200
--------------------------------------------------------------------------------
Media--1.8%
CBS Corp. Class B............................             270,000      7,357,500
Comcast Corp. Special Class A (a)............             215,000      3,895,800
Walt Disney Co...............................              90,000      2,905,200
                                                                    ------------
                                                                      14,158,500
--------------------------------------------------------------------------------
Metals & Mining--0.7%
Alcoa, Inc...................................             160,000      5,848,000
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--4.6%
Devon Energy Corp............................             130,000     11,558,300
EnCana Corp..................................              70,000      4,757,200
Exxon Mobil Corp.............................              75,000      7,026,750
Murphy Oil Corp..............................             160,000     13,574,400
                                                                    ------------
                                                                      36,916,650
--------------------------------------------------------------------------------
Paper & Forest Products--0.9%
International Paper Co.......................              75,000      2,428,500
MeadWestvaco Corp............................             145,000      4,538,500
                                                                    ------------
                                                                       6,967,000
--------------------------------------------------------------------------------
Pharmaceuticals--3.8%
Bristol-Myers Squibb Co......................             375,000      9,945,000
Pfizer, Inc..................................             125,000      2,841,250
Schering-Plough Corp.........................             250,000      6,660,000
Wyeth........................................             260,000     11,489,400
                                                                    ------------
                                                                      30,935,650
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment--2.1%
Applied Materials, Inc.......................              45,000        799,200
Broadcom Corp. Class A (a)...................             125,000      3,267,500
Intersil Corp. Class A.......................             285,000      6,976,800
Micron Technology, Inc. (a)..................             650,000      4,712,500
Texas Instruments, Inc.......................              35,000      1,169,000
                                                                    ------------
                                                                      16,925,000
--------------------------------------------------------------------------------
Software--2.6%
Electronic Arts, Inc. (a)....................             125,000      7,301,250
Microsoft Corp...............................             375,000     13,350,000
                                                                    ------------
                                                                      20,651,250
--------------------------------------------------------------------------------
Specialty Retail--0.7%
Home Depot, Inc..............................             180,000      4,849,200
Limited Brands, Inc..........................              36,000        681,480
                                                                    ------------
                                                                       5,530,680
--------------------------------------------------------------------------------
Total Common Stocks
(Cost--$420,882,417)--64.7%                                          523,449,168
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

Preferred Securities
--------------------------------------------------------------------------------
                                                            Face
Capital Trusts                                             Amount      Value
--------------------------------------------------------------------------------
Capital Markets--0.0%
Lehman Brothers Holdings Capital Trust V,
  5.857% (c)(h)..............................   USD       130,000    $   115,862
--------------------------------------------------------------------------------
Commercial Banks--0.1%
BAC Capital Trust VI, 5.625%
  due 3/08/2035..............................             335,000        286,116
Barclays Bank Plc, 5.926% (c)(d)(h)..........             325,000        302,407
USB Capital IX, 6.189% (c)(h)................             375,000        339,380
                                                                     -----------
                                                                         927,903
--------------------------------------------------------------------------------
Total Capital Trusts
(Cost--$1,131,180)--0.1%                                               1,043,765
--------------------------------------------------------------------------------

================================================================================
                                                           Shares
Preferred Stocks                                            Held
--------------------------------------------------------------------------------
Commercial Banks--0.3%
Wachovia Corp. Series J, 8%..................             100,000      2,530,000
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance--0.6%
Fannie Mae:
  8.25%......................................              80,725      2,078,669
  Series O, 7%...............................              20,800        958,751
Freddie Mac Series Z, 8.375%.................              57,900      1,514,085
                                                                     -----------
                                                                       4,551,505
--------------------------------------------------------------------------------
Total Preferred Stocks
(Cost--$7,122,625)--0.9%                                               7,081,505
--------------------------------------------------------------------------------

================================================================================
                                                           Face
Trust Preferreds                                          Amount
--------------------------------------------------------------------------------
Commercial Banks--0.0%
SunTrust Capital VIII, 6.10%
  due 12/15/2036 (c).........................             350,000        291,277
--------------------------------------------------------------------------------
Total Trust Preferreds
(Cost--$344,337)--0.0%                                                   291,277
--------------------------------------------------------------------------------
Total Preferred Securities
(Cost--$8,598,142)--1.0%                                               8,416,547
--------------------------------------------------------------------------------

================================================================================
Fixed Income Securities
--------------------------------------------------------------------------------
Corporate Bonds
--------------------------------------------------------------------------------
Aerospace & Defense--0.1%
Honeywell International, Inc.,
  5.70% due 3/15/2036........................             375,000        369,276
L-3 Communications Corp.:
  5.875% due 1/15/2015.......................             220,000        212,300
  Series B, 6.375% due 10/15/2015............              12,000         11,820
                                                                     -----------
                                                                         593,396
--------------------------------------------------------------------------------
Airlines--0.0%
American Airlines, Inc. Series 2003-1,
  3.857% due 1/09/2012 (k)...................             201,602        191,270
--------------------------------------------------------------------------------
Building Products--0.0%
Momentive Performance Materials, Inc.,
  10.125% due 12/01/2014 (d)(i)..............             165,000        150,975
--------------------------------------------------------------------------------
Capital Markets--1.8%
Bear Stearns Cos., Inc.:
5.599% due 7/19/2010 (c)......................            350,000        328,927
   6.95% due 8/10/2012........................            950,000        976,790
   6.40% due 10/02/2017.......................            475,000        458,926
 Credit Suisse Guernsey Ltd., 5.86% (c)(h)....          1,070,000        957,862
 Goldman Sachs Capital II, 5.793% (c)(h)......            415,000        369,485
 The Goldman Sachs Group, Inc.,
   5.25% due 10/15/2013.......................          1,780,000      1,780,610
 Lehman Brothers Holdings, Inc.:
   6% due 7/19/2012...........................            740,000        753,493
   6.75% due 12/28/2017.......................            775,000        798,792
   Series I, 5.25% due 2/06/2012..............            575,000        568,956
   Series MTN, 7% due 9/27/2027...............            650,000        659,719
 Morgan Stanley:
   4.793% due 1/09/2012 (c)...................          5,250,000      5,073,542
   6.25% due 8/28/2017........................            150,000        152,490
 UBS AG Series DPNT,  5.875%
   due 12/20/2017.............................          1,290,000      1,299,088
                                                                     -----------
                                                                      14,178,680
 -------------------------------------------------------------------------------
 Commercial Banks--0.4%
 Barclays Bank Plc (c)(d)(h):
   7.43%......................................            375,000        389,682
   8.55%......................................            620,000        653,043
 Corporacion Andina de Fomento,
   6.875% due 3/15/2012.......................            435,000        464,155
 Royal Bank of Scotland Plc Series MTN,
   7.64% (c)(h)...............................            800,000        822,474
 Wachovia Bank NA,  6.60%
   due 1/15/2038..............................          1,000,000      1,005,020
                                                                     -----------
                                                                       3,334,374
 -------------------------------------------------------------------------------
 Computers & Peripherals--0.1%
 International Business Machines Corp.,
   5.70% due 9/14/2017........................            545,000        563,400
 -------------------------------------------------------------------------------
 Consumer Finance--0.4%
 HSBC Finance Corp.,
   6.50% due 11/15/2008.......................          1,575,000      1,592,292
 MBNA Corp.,
   4.625% due 9/15/2008.......................            305,000        304,258
 SLM Corp.:
   5.40% due 10/25/2011.......................            475,000        432,913
   5.125% due 8/27/2012.......................            825,000        737,910
                                                                     -----------
                                                                       3,067,373
 -------------------------------------------------------------------------------
 Diversified Financial Services--2.0%
 Bank of America Corp.:
   4.875% due 9/15/2012.......................            590,000        591,447
   6% due 9/01/2017...........................            625,000        638,545
   5.75% due 12/01/2017.......................          1,860,000      1,864,267
 Citigroup, Inc.:
   5.625% due 8/27/2012.......................            990,000      1,002,851
   5.50% due 2/15/2017........................          1,050,000      1,020,441
   8.30% due 12/21/2077 (c)...................            850,000        887,562
 General Electric Capital Corp.:
   5% due 11/15/2011..........................          2,740,000      2,773,192
   6.15% due 8/07/2037........................            745,000        791,510
   6.375% due 11/15/2067 (c)..................            650,000        671,113
   Series A, 5% due 12/01/2010................          3,375,000      3,434,322
 JPMorgan Chase Bank NA,
   6% due 7/05/2017...........................          1,100,000      1,111,369
 JPMorgan Chase Capital XXV,
   6.80% due 10/01/2037.......................          1,600,000      1,538,354
                                                                     -----------
                                                                      16,324,973
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                            Face
Corporate Bonds                                            Amount        Value
--------------------------------------------------------------------------------
Diversified Telecommunication Services--0.2%
AT&T, Inc., 6.50% due 9/01/2037..............    USD    1,200,000    $ 1,254,813
GTE Corp., 6.84% due 4/15/2018...............             250,000        271,225
Qwest Communications International, Inc.,
  7.50% due 2/15/2014........................             200,000        199,500
Telecom Italia Capital SA,
  6% due 9/30/2034...........................             205,000        199,343
                                                                     -----------
                                                                       1,924,881
--------------------------------------------------------------------------------
Electric Utilities--0.2%
Jersey Central Power & Light Co.,
  6.40% due 5/15/2036........................             175,000        170,258
Nevada Power Co., 6.65% due 4/01/2036........             335,000        339,155
Public Service Co. of New Mexico,
  4.40% due 9/15/2008........................             405,000        402,347
Sierra Pacific Power Co.,
  6% due 5/15/2016...........................             460,000        455,973
Southern California Edison Co.,
  5.625% due 2/01/2036.......................             423,000        404,772
                                                                     -----------
                                                                       1,772,505
--------------------------------------------------------------------------------
Energy Equipment & Services--0.0%
Transocean, Inc., 6.80% due 3/15/2038........             200,000        204,070
--------------------------------------------------------------------------------
Food Products--0.1%
Kraft Foods, Inc., 6.50% due 8/11/2017.......             810,000        837,982
--------------------------------------------------------------------------------
Health Care Providers & Services--0.0%
UnitedHealth Group, Inc.,  5.80%
  due 3/15/2036..............................             315,000        288,141
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.0%
American Real Estate Partners LP,
  7.125% due 2/15/2013.......................              45,000         42,300
--------------------------------------------------------------------------------
Independent Power Producers & Energy
Traders--0.1%
Texas Competitive Electric Holdings Co. LLC
  Series B,10.25% due 11/01/2015 (d).........             520,000        514,800
--------------------------------------------------------------------------------
Insurance--0.5%
American International Group, Inc.,
  6.25% due 5/01/2036........................             470,000        472,441
Chubb Corp., 6.375% due 3/29/2067 (c)........             475,000        463,321
Lincoln National Corp.,
  7% due 5/17/2066 (c).......................             315,000        316,267
Metlife, Inc., 6.40% due 12/15/2066..........             620,000        568,224
Principal Life Global Funding I,
  3.625% due 4/30/2008 (d)...................             235,000        233,519
Progressive Corp.,
  6.70% due 6/15/2037 (c)....................             460,000        427,050
Reinsurance Group of America,
  6.75% due 12/15/2065 (c)...................             320,000        287,516
The Travelers Cos., Inc.
  6.25% due 3/15/2067 (c)....................             910,000        853,386
                                                                     -----------
                                                                       3,621,724
--------------------------------------------------------------------------------
Media--0.7%
CSC Holdings, Inc. Series B,
  8.125% due 7/15/2009.......................              60,000         60,975
Comcast Corp.:
  5.85% due 1/15/2010........................             505,000        517,017
  6.50% due 1/15/2017........................             625,000        651,657
  6.45% due 3/15/2037........................             460,000        468,363
  6.95% due 8/15/2037........................             525,000        566,618
Cox Communications, Inc.,
  7.125% due 10/01/2012......................             365,000        389,262
Idearc, Inc., 8% due 11/15/2016..............             145,000        133,037
News America, Inc.:
  6.40% due 12/15/2035.......................             470,000        475,474
  6.75% due 1/09/2038........................             830,000        905,706
Time Warner Cable, Inc.,
  5.85% due 5/01/2017........................             750,000        751,851
Time Warner Cos., Inc.,
  9.125% due 1/15/2013.......................             910,000      1,033,831
                                                                     -----------
                                                                       5,953,791
--------------------------------------------------------------------------------
Metals & Mining--0.1%
Freeport-McMoRan Copper & Gold, Inc.:
  8.25% due 4/01/2015........................             215,000        227,900
  8.394% due 4/01/2015 (c)...................             155,000        157,325
  8.375% due 4/01/2017.......................             430,000        461,175
                                                                     -----------
                                                                         846,400
--------------------------------------------------------------------------------
Multi-Utilities--0.1%
CMS Energy Corp.,  6.55% due 7/17/2017.......             380,000        372,514
Xcel Energy, Inc., 6.50% due 7/01/2036.......             215,000        213,289
                                                                     -----------
                                                                         585,803
--------------------------------------------------------------------------------
Office Electronics--0.1%
Xerox Corp., 6.40% due 3/15/2016.............             540,000        552,573
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--0.6%
Anadarko Petroleum Corp.:
  5.95% due 9/15/2016........................             500,000        509,115
  6.45% due 9/15/2036........................             650,000        661,918
Colonial Pipeline Co.,
  7.63% due 4/15/2032 (d)....................             295,000        344,982
Gazprom OAO, 7.288% due 8/16/2037 (d)........             460,000        464,278
Midamerican Energy Holdings Co.:
  5.95% due 5/15/2037........................             500,000        484,989
  6.50% due 9/15/2037........................             325,000        339,393
Motiva Enterprises LLC,
  5.20% due 9/15/2012 (d)....................             215,000        225,594
Northwest Pipeline Corp.,
  7% due 6/15/2016...........................             585,000        623,025
Petrobras International Finance Co.,
  5.875% due 3/01/2018.......................             220,000        218,790
Sabine Pass LNG LP,
  7.50% due 11/30/2016.......................             345,000        329,475
Tennessee Gas Pipeline Co.,
  7% due 10/15/2028..........................              90,000         90,853
XTO Energy, Inc., 6.75% due 8/01/2037........             425,000        455,868
                                                                     -----------
                                                                       4,748,280
--------------------------------------------------------------------------------
Pharmaceuticals--0.1%
Bristol-Myers Squibb Co.,
  5.875% due 11/15/2036......................             450,000        447,176
Eli Lilly & Co., 7.125% due 6/01/2025........              10,000         11,660
Wyeth, 6% due 2/15/2036......................             450,000        449,965
                                                                     -----------
                                                                         908,801
--------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)--0.0%
Developers Diversified Realty Corp.,
  6.625% due 1/15/2008.......................             170,000        170,159
--------------------------------------------------------------------------------
Wireless Telecommunication Services--0.0%
Vodafone Group Plc,
  6.15% due 2/27/2037........................             275,000        271,595
--------------------------------------------------------------------------------
Total Corporate Bonds
(Cost--$61,760,406)--7.6%                                             61,648,246
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                            Face
Foreign Government Obligations                             Amount       Value
--------------------------------------------------------------------------------
Argentina Bonos, 5.389%
  due 8/03/2012 (c)(k).......................    USD      593,750    $   524,290
Bundesrepublik Deutschland
  Series 07, 4.25% due 7/04/2039.............    EUR      584,821        551,659
Colombia Government International Bond,
  7.375% due 9/18/2037.......................    USD      475,000        528,438
Mexico Government International Bond,
  6.375% due 1/16/2013.......................             157,000        166,969
--------------------------------------------------------------------------------
Total Foreign Government Obligations
(Cost--$1,801,978)--0.2%                                               1,771,356
--------------------------------------------------------------------------------

================================================================================
Asset-Backed Securities**
--------------------------------------------------------------------------------
ACE Securities Corp. (c):
    Series 2005-ASP1 Class M1,
    5.545% due 9/25/2035.....................             950,000        638,020
    Series 2005-HE6 Class A2B,
    5.07% due 10/25/2035.....................             863,419        851,910
Ameriquest Mortgage Securities, Inc.
  Series 2003-7 Class M1,
  5.715% due 8/25/2033 (c)...................           1,050,000        787,500
Bear Stearns Asset Backed Securities Trust (c):
    Series 2005-4 Class A,
    5.20% due 1/25/2036......................             462,362        411,502
    Series 2005-HE10 Class A2,
    5.16% due 8/25/2035......................           1,783,983      1,677,781
    Series 2005-SD1 Class 1A2,
    5.165% due 7/25/2027.....................           1,000,000        963,750
Carrington Mortgage Loan Trust
  Series 2006-NC5 Class A1,
  4.915% due 1/25/2037 (c)...................           1,477,518      1,441,273
Chase Issuance Trust Series 2007-A17
  Class A, 5.12% due 10/15/2014..............           1,700,000      1,741,116
Citibank Credit Card Issuance Trust Series
  2003-A8 Class A8,
  3.50% due 8/16/2010 (l)....................           3,125,000      3,100,353
Countrywide Asset Backed Certificates
  Series 2004-13 (c):
    Class AF4, 4.923% due 1/25/2033..........             750,000        701,803
    Class MF1, 5.071% due 12/25/2034.........             750,000        643,236
Daimler Chrysler Auto Trust Series 2004-B
  Class A4, 3.71% due 10/08/2009.............           1,344,040      1,342,183
Discover Card Master Trust I Series 2003-2
  Class A, 4.366% due 8/15/2010 (c)..........           1,715,000      1,715,476
Equifirst Mortgage Loan Trust Series 2004-2
  Class M1, 5.415% due 7/25/2034 (c).........           1,350,000      1,255,500
First Franklin Mortgage Loan Asset
  Backed Certificates (c):
    Series 2004-FF10 Class A2,
    5.26% due 12/25/2032.....................              99,746         97,093
    Series 2005-FF10 Class A6,
    5.215% due 11/25/2035....................           1,264,325      1,193,795
Home Equity Asset Trust (c):
    Series 2005-1 Class A2,
    5.14% due 5/25/2035......................             160,628        140,583
    Series 2005-3 Class 1A2,
    5.115% due 8/25/2035.....................              76,007         67,006
Honda Auto Receivables Owner Trust
  Series 2006-3 Class A3,
  5.12% due 10/15/2010.......................           2,350,000      2,359,523
Indymac Residential Asset Backed Trust
  Series 2006-E Class 2A1,
  4.925% due 4/25/2037 (c)...................           1,506,976      1,461,259
Irwin Home Equity Corp. Series 2005-C
  Class 1A1, 5.125% due 4/25/2030 (c)........             301,722        271,549
Long Beach Mortgage Loan Trust
  Series 2006-11 Class 2A1,
  4.925% due 12/25/2036 (c)..................           1,373,835      1,355,410
Morgan Stanley ABS Capital I (c):
    Series 2005-HE1 Class A2MZ,
    5.165% due 12/25/2034....................             104,858         96,149
    Series 2005-NC2 Class A1MZ,
    5.115% due 3/25/2035.....................              13,312         13,288
    Series 2005-NC2 Class A2MZ,
    5.115% due 3/25/2035.....................              25,058         24,654
Nationstar Home Equity Loan Trust
  Series 2006-B Class AV1,
  4.935% due 9/25/2036 (c)...................             554,342        549,579
New Century Home Equity Loan Trust
  Series 2005-2 Class A2MZ,
  5.125% due 6/25/2035 (c)...................             292,147        271,414
Nissan Auto Receivables Owner Trust
  Series 2006-A Class A4,
  4.77% due 7/15/2011........................           2,000,000      2,002,285
Park Place Securities, Inc. Series 2005-WCH1(c):
  Class A1B, 5.165% due 1/25/2035............              89,345         77,413
  Class A3D, 5.205% due 1/25/2035............              73,063         67,524
Popular ABS Mortgage Pass-Through Trust
  Series 2005-1 Class M2,
  5.507% due 5/25/2035.......................             400,000        272,000
RAAC Series 2005-SP2 Class 2A,
  5.165% due 6/25/2044 (c)...................           1,228,109      1,047,343
Residential Asset Mortgage Products, Inc.
  Series 2005-RS3 Class AI2,
  5.035% due 3/25/2035 (c)...................             411,823        389,752
Soundview Home Equity Loan Trust
  Series 2005-OPT3 Class A4,
  5.165% due 11/25/2035 (c)..................           2,150,000      1,994,797
Structured Asset Investment Loan Trust (c):
  Series 2003-BC6 Class M1,
  5.615% due 7/25/2033.......................           1,500,000      1,380,000
  Series 2003-BC7 Class M1,
  5.615% due 7/25/2033.......................           1,500,000      1,355,628
  Series 2004-8 Class M4,
  5.873% due 9/25/2034.......................             550,000        412,500
Structured Asset Securities Corp.
  Series 2004-23XS Class 2A1,
  5.089% due 1/25/2035 (c)...................             375,580        371,580
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(Cost--$36,661,075)--4.3%                                             34,543,527
--------------------------------------------------------------------------------

================================================================================
Non-U.S. Government Agency
Mortgage-Backed Securities**
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--3.7%
Bear Stearns Adjustable Rate Mortgage Trust (c):
    Series 2005-4 Class 3A1,
    5.37% due 8/25/2035......................           6,654,103      6,659,838
    Series 2006-2 Class 2A1,
    5.65% due 7/25/2036......................           2,731,168      2,730,749
Citimortgage Alternative Loan Trust Series
  2007-A8 Class A1, 6% due 10/25/2037........           1,766,588      1,758,859

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

Non-U.S. Government Agency                                  Face
Mortgage-Backed Securities**                               Amount       Value
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations (concluded)
Countrywide Home Loan Mortgage
  Pass-Through Trust:
    Series 2007-16 Class A1,
    6.50% due 10/25/2037.....................    USD    1,071,832    $ 1,086,487
    Series 2007-J3 Class A10,
    6% due 7/25/2037.........................           1,369,162      1,320,975
First Horizon Asset Securities, Inc.
  Series 2005-AR3 Class 3A1,
  5.50% due 8/25/2035 (c)....................             913,294        912,980
Impac Secured Assets CMN Owner Trust
  Series 2004-3 Class 1A4,
  5.265% due 11/25/2034 (c)..................             279,038        278,096
Structured Adjustable Rate Mortgage Loan
  Trust Series 2007-3 Class 2A1,
  5.738% due 4/25/2037 (c)...................           2,082,701      2,081,300
Structured Asset Securities Corp. (c):
    Series 2005-GEL2 Class A,
    5.145% due 4/25/2035.....................             190,462        184,489
    Series 2005-OPT1 Class A4M,
    5.215% due 11/25/2035....................             540,573        510,212
WaMu Mortgage Pass-Through Certificates
  Series 2007-HY3 (c):
    Class 1A1, 5.67% due 3/25/2037...........           5,583,214      5,606,945
    Class 4A1, 5.35% due 3/25/2037...........           2,621,130      2,609,047
Wells Fargo Mortgage Backed Securities Trust (c):
    Series 2005-AR15 Class 2A1,
    5.115% due 9/25/2035.....................           3,025,807      2,968,784
    Series 2006-AR12 Class 2A1,
    6.10% due 9/25/2036......................             633,180        634,073
                                                                     -----------
                                                                      29,342,834
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities--6.2%
Banc of America Commercial Mortgage, Inc. (c):
    Series 2003-2 Class A3,
    4.873% due 3/11/2041.....................           1,890,000      1,893,227
    Series 2007-2 Class A4,
    5.688% due 4/10/2049.....................           1,700,000      1,744,512
CS First Boston Mortgage Securities Corp.
  Series 2002-CP5 Class A1,
  4.106% due 12/15/2035......................             958,213        942,908
Capco America Securitization Corp.
  Series 1998-D7 Class A1B,
  6.26% due 10/15/2030.......................           1,988,505      1,998,090
Chase Commercial Mortgage Securities Corp.
  Series 1999-2 Class A2,
  7.198% due 1/15/2032.......................           1,566,267      1,627,788
Citigroup Commercial Mortgage Trust
  Series 2007-C6 (c):
    Class A4, 5.889% due 12/10/2049..........             575,000        591,263
    Class AM, 5.889% due 12/10/2049..........             675,000        676,789
Citigroup/Deutsche Bank Commercial
  Mortgage Trust Series 2007-CD5 Class A4,
  5.886% due 11/15/2044 (c)..................             675,000        699,597
First Union National Bank Commercial
  Mortgage Series 1999-C4 Class D,
  7.936% due 12/15/2031 (d)..................           1,866,000      1,972,736
GMAC Commercial Mortgage Securities, Inc.:
    Series 1998-C2 Class A2,
    6.42% due 5/15/2035......................           1,789,875      1,794,699
    Series 2004-C3 Class AAB,
    4.702% due 12/10/2041....................           5,500,000      5,482,460
GS Mortgage Securities Corp. II
  Series 2006-GG6 Class A2,
  5.506% due 4/10/2038 (c)...................           1,700,000      1,719,012
Greenwich Capital Commercial Funding Corp.
  Series 2004-GG1:
    Class A4, 4.755% due 6/10/2036...........           1,350,000      1,353,454
    Class A5, 4.883% due 6/10/2036...........           1,840,000      1,848,890
JPMorgan Chase Commercial Mortgage
  Securities Corp.:
    Series 2001-CIB2 Class A3,
    6.429% due 4/15/2035.....................           1,845,000      1,938,862
    Series 2006-CB17 Class A4,
    5.429% due 12/12/2043....................             250,000        251,388
JPMorgan Chase Commercial Mortgage
  Securities Corp. (concluded):
    Series 2007-CB20 Class A4,
    5.794% due 2/12/2051 (c).................           1,565,000      1,612,122
    Series 2007-LD1 Class A2,
    5.992% due 6/15/2049 (c).................             650,000        664,370
    Series 2007-LD12 Class A2,
    5.827% due 2/15/2051.....................             530,000        540,735
LB-UBS Commercial Mortgage Trust:
    Series 2000-C3 Class A2,
    7.95% due 5/15/2025 (c)..................           1,761,911      1,860,574
    Series 2003-C8 Class A4,
    5.124% due 11/15/2032 (c)................           1,510,000      1,523,257
    Series 2004-C7 Class A1A,
    4.475% due 10/15/2029....................           1,935,040      1,910,348
    Series 2005-C3 Class A5,
    4.739% due 7/15/2030.....................           1,400,000      1,342,458
    Series 2007-C2 Class A3,
    5.43% due 2/15/2040......................           1,225,000      1,230,398
    Series 2007-C6 Class A4,
    5.858% due 7/15/2040 (c).................           1,675,000      1,732,367
    Series 2007-C7 Class A3,
    5.866% due 9/15/2045 (c).................           1,475,000      1,512,993
Morgan Stanley Capital I:
    Series 2006-IQ12 Class A4,
    5.332% due 12/15/2043....................             740,000        738,897
    Series 2007-HQ12 Class A2,
    5.812% due 4/12/2049 (c).................             235,000        238,720
    Series 2007-IQ16 Class A4,
    5.809% due 12/12/2049....................             895,000        915,272
    Series 2007-T27 Class A4,
    5.803% due 6/13/2042 (c).................           1,775,000      1,821,229
Mortgage Capital Funding, Inc.:
    Series 1998-MC1 Class E,
    7.06% due 3/18/2030 (c)..................             592,227        590,777
    Series 1998-MC2 Class B,
    6.549% due 6/18/2030.....................           1,870,000      1,868,082
Wachovia Bank Commercial Mortgage Trust:
    Series 2005-C20 Class A6A,
    5.11% due 7/15/2042 (c)..................           1,675,000      1,660,900
    Series 2006-C29 Class A4,
    5.308% due 11/15/2048....................           2,025,000      2,015,870
                                                                     -----------
                                                                      50,315,044
--------------------------------------------------------------------------------
Total Non-U.S. Government Agency
Mortgage-Backed Securities
(Cost--$78,864,396)--9.9%                                             79,657,878
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

U.S. Government Agency                                      Face
Mortgage-Backed Securities**                               Amount        Value
--------------------------------------------------------------------------------
Fannie Mae Guaranteed Pass-Through
  Certificates:
    4.00% due 8/01/2020--11/01/2020..........    USD      837,130   $    801,652
    4.50% due 9/01/2020--1/15/2023 (e).......           5,600,868      5,509,627
    5.00% due 4/01/2020--1/15/2038 (e).......          36,532,513     35,928,292
    5.50% due 7/01/2034--1/15/2038 (e).......          12,783,294     12,775,254
    6.00% due 12/01/2008--1/15/2038 (e)......          28,771,487     29,248,112
    6.50% due 10/01/2022--1/15/2038 (e)......          26,561,296     27,316,119
Freddie Mac Mortgage Participation
  Certificates:
    5.00% due 1/15/2023--1/15/2038 (e).......           4,008,880      3,942,891
    5.50% due 12/01/2013--1/15/2038 (e)......          23,777,575     23,845,122
    5.992% due 11/01/2036 (c)................           1,715,413      1,736,180
    6.00% due 1/01/2034--2/15/2038 (e).......          50,740,260     51,464,262
    7.00% due 7/01/2031--6/01/2032...........             309,932        325,122
Ginnie Mae MBS Certificates:
    5.50% due 3/20/2036......................           9,000,000      9,018,797
    6.00% due 1/21/2038 (e)..................          11,700,000     11,952,281
    6.50% due 1/15/2038 (e)..................          19,700,000     20,308,937
    7.50% due 3/15/2032......................              17,607         18,785
--------------------------------------------------------------------------------
Total U.S. Government Agency
Mortgage-Backed Securities
(Cost--$232,936,248)--28.9%                                          234,191,433
--------------------------------------------------------------------------------

================================================================================
U.S. Government Agency
Mortgage-Backed Securities**--
Collateralized Mortgage Obligations
--------------------------------------------------------------------------------
Fannie Mae Trust:
    Series 378 Class 5,
    5% due 7/01/2036 (j).....................           3,255,030        696,173
    Series 2003-87 Class TJ,
    4.50% due 9/25/2018......................           1,810,000      1,756,119
    Series 2005-69 Class LE,
    5.50% due 11/25/2033.....................           3,007,692      3,050,865
    Series 2006-65 Class TA,
    5.50% due 1/25/2030......................             810,209        820,782
Freddie Mac Multiclass Certificates:
    Series 3068 Class VA,
    5.50% due 10/15/2016.....................             869,105        882,299
    Series 3087 Class VA,
    5.50% due 3/15/2015......................           2,462,688      2,503,437
    Series 3137 Class XP, 6%
    due 4/15/2036............................           1,473,633      1,519,119
    Series 3162 Class OA,
    6% due 10/15/2026........................           1,136,266      1,152,171
--------------------------------------------------------------------------------
Total U.S. Government Agency
Mortgage-Backed Securities--
Collateralized Mortgage Obligations
(Cost--$12,237,294)--1.5%                                             12,380,965
--------------------------------------------------------------------------------

================================================================================
U.S. Government Obligations
--------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Bonds:
    3.875% due 1/15/2009.....................           1,668,822      1,718,104
    1.625% due 1/15/2015.....................           3,555,955      3,570,122
U.S. Treasury Notes:
    3.875% due 10/31/2012....................           1,400,000      1,427,453
    3.375% due 11/30/2012....................          25,250,000     25,165,185
    4.25% due 11/15/2017.....................           1,450,000      1,475,262
    4.875% due 5/15/2037.....................           1,350,000      1,471,395
--------------------------------------------------------------------------------
Total U.S. Government Obligations
(Cost--$34,321,964)--4.3%                                             34,827,521
--------------------------------------------------------------------------------
Total Fixed Income Securities
(Cost--$458,583,361)--56.7%                                          459,020,926
--------------------------------------------------------------------------------

================================================================================
                                                       Beneficial
Short-Term Securities                                    Interest
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series, 5.04% (f)(g)............          22,830,002     22,830,002
--------------------------------------------------------------------------------
Total Short-Term Securities
(Cost--$22,830,002)--2.8%                                             22,830,002
--------------------------------------------------------------------------------

================================================================================
                                                        Number of
Options Purchased                                      Contracts+      Value
--------------------------------------------------------------------------------
Call Options Purchased
Receive a fixed rate of 5.345% and pay a
  floating rate based on 3-month USD LIBOR,
  expiring November 2009, Broker, Lehman
  Brothers Special Financing (m).............                   6        318,194
Receive a fixed rate of 5.78% and pay a
  floating rate based on 3-month LIBOR,
  expiring August 2010, Broker, Deutsche
  Bank AG (m)................................                   8        631,409
Receive a fixed rate of 5.86% and pay a
  floating rate based on 3-month LIBOR,
  expiring August 2011, Broker,
  JPMorgan Chase (m).........................                   5        363,346
                                                                    ------------
                                                                       1,312,949
--------------------------------------------------------------------------------
Put Options Purchased
Pay a fixed rate of 5.345% and receive a
  floating rate based on 3-month USD LIBOR,
  expiring November 2009, Broker, Lehman
  Brothers Special Financing (m).............                   6        196,207
Pay a fixed rate of 5.5% and receive a
  floating rate based on 3-month LIBOR,
  expiring January 2008, Broker, Morgan
  Stanley Capital Services Inc. (m)..........                   5            162
Pay a fixed rate of 5.78% and receive a
  floating rate based on 3-month LIBOR,
  expiring August 2010, Broker, Deutsche
  Bank AG (m)................................                   8        226,160
Pay a fixed rate of 5.86% and receive a
  floating rate based on 3-month LIBOR,
  expiring August 2011, Broker, JPMorgan
  Chase (m)..................................                   5        208,010
                                                                    ------------
                                                                         630,539
--------------------------------------------------------------------------------
Total Options Purchased
(Premiums Paid--$1,656,480)--0.2%                                      1,943,488
--------------------------------------------------------------------------------
Total Investments Before TBA Sale
Commitments and Options Written
(Cost--$912,550,402*)--125.4%                                      1,015,660,131
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                          Face
TBA Sale Commitments                                     Amount         Value
--------------------------------------------------------------------------------
Fannie Mae Guaranteed Pass-Through
  Certificates:
    5.00% due 4/01/2020--1/15/2038...........  USD  (21,800,000)  $ (21,269,976)
    5.50% due 7/01/2034--1/15/2038...........       (12,700,000)    (12,684,595)
    6.00% due 12/01/2008--1/15/2038..........        (5,300,000)     (5,381,975)
Freddie Mac Mortgage Participation
  Certificates:
    6.00% due 1/01/2034--2/15/2038...........       (10,400,000)    (10,554,378)
    5.50% due 12/01/2013--1/15/2038..........        (7,000,000)     (7,083,510)
    6.00% due 1/01/2034--2/15/2038...........       (10,400,000)    (10,377,661)
--------------------------------------------------------------------------------
Total TBA Sale Commitments
(Proceeds Received--$66,689,760)--(8.3%)                           (67,352,095)
--------------------------------------------------------------------------------

================================================================================
                                                      Number of
Options Written                                       Contracts
--------------------------------------------------------------------------------
Call Options Written
U.S. Treasury Bonds, expiring February 2008
  at USD 112.................................                26         (11,375)
--------------------------------------------------------------------------------
Pay a fixed rate of 5.40% and receive a
  floating rate based on 3-month USD LIBOR,
  expiring December 2010, Broker,
  UBS Warburg, A.G. (m)......................                3+        (194,879)
                                                                   ------------
                                                                       (206,254)
--------------------------------------------------------------------------------
Put Options Written
Receive a fixed rate of 5.40% and pay a
  floating rate based on 3-month USD
  LIBOR, expiring December 2010, Broker,
  UBS Warburg, A.G. (m)......................                3+        (144,212)
--------------------------------------------------------------------------------
Total Options Written
(Premiums Received--$330,213)--(0.0%)                                  (350,466)
--------------------------------------------------------------------------------
Total Investments, Net of TBA Sale
Commitments and Options Written
(Cost--$845,530,429)--117.1%.................                       947,957,570
Liabilities in Excess of Other
Assets--(17.1%) .............................                      (138,597,463)
                                                                  -------------
Net Assets--100.0%...........................                     $ 809,360,107
                                                                  =============

--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost...............................................  $918,835,938
                                                                   ============
    Gross unrealized appreciation................................  $126,819,448
    Gross unrealized depreciation................................   (29,995,255)
                                                                   ------------
    Net unrealized appreciation..................................  $ 96,824,193
                                                                   ============

 ** Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

 +  One contract represents a notional amount of $1,000,000.

(a) Non-income producing security.

(b) Depositary receipts.

(c) Floating rate security.

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(f) Represents the current yield as of December 31, 2007.

(g) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

    ----------------------------------------------------------------------------
                                                            Net         Interest
    Affiliate                                             Activity       Income
    ----------------------------------------------------------------------------
    BlackRock Liquidity Series, LLC
        Cash Sweep Series............................   $(30,208,398)   $815,624
    BlackRock Liquidity Series, LLC
        Money Market Series..........................   $ (5,099,600)   $  2,874
    ----------------------------------------------------------------------------

(h) The security is a perpetual bond and has no stated maturity date.

(i) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(j) Represents the interest-only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(k) Subject to principal paydowns.

(l) All or a portion of security held as collateral in connection with open financial futures contracts.

(m) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o   Forward foreign exchange contracts as of December 31, 2007 were as follows:

    ----------------------------------------------------------------------------
                                       Foreign                      Unrealized
    Foreign Currency                  Currency      Settlement     Appreciation
    Purchased                           Sold           Date       (Depreciation)
    ----------------------------------------------------------------------------
    JPY      138,705,000     USD       1,250,944     1/15/08        $ (7,132)
    JPY      156,590,000     USD       1,400,486     1/15/08           3,708
    JPY      602,954,210     USD       5,225,903     1/15/08         180,980
    USD        2,859,886     JPY     308,799,000     1/15/08          90,786
    EUR          484,071     USD         717,763     1/23/08          (9,716)
    USD          988,358     EUR         697,500     1/23/08         (31,870)
    ----------------------------------------------------------------------------
    Total Unrealized Appreciation on Forward Foreign
     Exchange Contracts--Net                                        $226,756
                                                                    ========

o Financial futures contracts purchased as of December 31, 2007 were as follows:

    ----------------------------------------------------------------------------
                                                                    Unrealized
    Number of                        Expiration        Face        Appreciation
    Contracts          Issue            Date           Value      (Depreciation)
    ----------------------------------------------------------------------------
        17         10-Year U.S.       March 2008     $1,927,407      $     233
                   Treasury Bond
        39      EuroDollar Futures  September 2008   $9,406,662          3,064
        21            Euribor         March 2008     $7,334,964         (6,902)
        23       EuroBobl Futures     March 2008     $3,680,210        (50,489)
        39       EuroBond Futures     March 2008     $6,593,451       (143,914)
    ----------------------------------------------------------------------------
    Total Unrealized Depreciation--Net                               $(198,008)
                                                                     =========

o   Financial futures contracts sold as of December 31, 2007 were as follows:

    ----------------------------------------------------------------------------
                                                                    Unrealized
    Number of                        Expiration        Face        Appreciation
    Contracts          Issue            Date           Value      (Depreciation)
    ----------------------------------------------------------------------------
        41          2-Year U.S.       March 2008    $ 8,620,288      $     8
                   Treasury Bond
        377         5-Year U.S.       March 2008    $41,599,132       23,101
                   Treasury Bond
        50         30-Year U.S.       March 2008    $ 5,849,544       30,793
                   Treasury Bond
        39      EuroDollar Futures  September 2009  $ 9,394,085          (40)
    ----------------------------------------------------------------------------
    Total Unrealized Appreciation--Net                               $53,862
                                                                     =======

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

o   Swaps outstanding as of December 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
                                                       Notional    Appreciation
                                                        Amount    (Depreciation)
--------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the spread return of the Lehman
Brothers CMBS Aaa 8.5+ Index and pay a floating rate based on 1.106%

Broker, Deutsche Bank AG London
Expires January 2008                            USD    3,270,000            --

Receive (pay) a variable return based on the change in the spread return of the Lehman
Brothers CMBS Investment Grade Index and pay a floating rate based 1.328%

Broker, Citibank, NA
Expires January 2008                            USD    3,275,000            --

Receive a fixed rate of 3.401% and pay
3.875% on Treasury Inflation Protected
Securities (TIPS) adjusted principal

Broker, JPMorgan Chase
Expires January 2009                            USD    1,694,000     $ (30,552)

Pay a fixed rate of 5.0675% and receive a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires April 2009                              USD    8,200,000      (116,454)

Receive a fixed rate of 5.2725% and pay a floating rate based on 3-month LIBOR

Broker, Citibank, NA
Expires October 2009                            USD    8,100,000       201,318

Receive a fixed rate of 4.034% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires December 2009                           USD   10,600,000        35,536

Receive a fixed rate of 4.1% and pay a
floating rate based on 3-month USD LIBOR

Broker, Lehman Brothers Special Financing
Expires December 2009                           USD    8,200,000        37,345

Receive a fixed rate of 4.492% and pay a floating rate based on 3-month STIBOR

Broker, Deutsche Bank AG London
Expires August 2010                             SEK   41,500,000       (36,871)

Pay a fixed rate of 4.981% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires August 2010                             USD    6,223,000      (167,917)

Receive a fixed rate of 5.215% and pay a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Financing
Expires October 2010                            USD   12,000,000       416,192

Bought credit default protection on
Sara Lee Corp. and pay 0.57%

Broker, Lehman Brothers Special Financing
Expires December 2010                           USD      670,000        (6,685)

Bought credit default protection on
RadioShack Corp. and pay 1.16%

Broker, UBS Warburg
Expires December 2010                           USD      665,000         5,793

Bought credit default protection on
Limited Brands, Inc. and pay 1.065%

Broker, UBS Warburg
Expires December 2010                           USD      665,000         4,545

Receive a fixed rate of 4.17% and pay
3.50% on Treasury Inflation Protected
Securities (TIPS) adjusted principal

Broker, Morgan Stanley Capital Services Inc.
Expires January 2011                            USD    1,450,000       (86,973)

Bought credit default protection on
Sara Lee Corp. and pay 0.604%

Broker, JPMorgan Chase
Expires March 2011                              USD      700,000        (7,975)

Bought credit default protection on
Limited Brands, Inc. and pay 0.73%

Broker, Lehman Brothers Special Financing
Expires March 2011                              USD      700,000        14,565

Bought credit default protection on
Computer Sciences Corp. and pay 0.88%

Broker, Morgan Stanley Capital Services Inc.
Expires June 2011                               USD      695,000       (14,810)

Receive a fixed rate of 5.035% and pay a floating rate based on 3-month LIBOR

Broker, Morgan Stanley Capital Services Inc.
Expires November 2011                           USD    6,900,000       241,868

Receive a fixed rate of 4.897% and pay a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase
Expires December 2011                           USD   12,300,000       368,918

Pay a fixed rate of 5.21% and receive a
floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires February 2012                           USD   17,000,000      (722,842)

Sold credit default protection on Lehman
Brothers Holdings, Inc. and receive 1.12%

Broker, Deutsche Bank AG London
Expires September 2012                          USD      650,000        (1,984)

Sold credit default protection on Lehman
Brothers Holdings, Inc. and receive 0.95%

Broker, Deutsche Bank AG London
Expires September 2012                          USD      255,000        (2,577)

Receive a fixed rate of 4.867% and pay a floating rate based on 3-month USD LIBOR

Broker, UBS Warburg
Expires October 2012                            USD    6,800,000       205,523

Pay a fixed rate of 4.90125% and receive a floating rate based on 3-month USD-LIBOR

Broker, UBS Warburg
Expires October 2012                            USD    9,300,000      (288,278)

Receive a fixed rate of 5.023% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires October 2012                            USD    9,000,000       333,315

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2007 (Concluded)    (in U.S. dollars)
================================================================================

o   Swaps outstanding as of December 31, 2007 were as follows (concluded):

--------------------------------------------------------------------------------
                                                                    Unrealized
                                                       Notional    Appreciation
                                                        Amount    (Depreciation)
--------------------------------------------------------------------------------
Bought credit default protection on 1-week
SIMFA Municipal Swap Index and Pay 3.75%

Broker, Deutsche Bank AG London
Expires December 2012                           EUR    2,750,000   $   (14,331)

Bought credit default protection on Eastman
Chemical Co. and pay 0.68%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2013                          USD      690,000        (5,998)

Receive a fixed rate of 5.085% and pay a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires November 2016                           USD    1,600,000        53,370

Pay a fixed rate of 5.225% and receive a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires January 2017                            USD      700,000       (32,236)

Receive a fixed rate of 5.16% and pay a
floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires February 2017                           USD    2,600,000       115,401

Receive a fixed rate of 5.526% and pay a floating rate based on 3-month LIBOR

Broker, Citibank, NA
Expires June 2017                               USD    2,200,000       150,146

Pay a fixed rate of 5.725% and receive a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires June 2017                               USD    5,000,000      (418,797)

Pay a fixed rate of 5.722% and receive a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires July 2017                               USD    4,400,000      (387,822)

Pay a fixed rate of 5.6425% and receive a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires July 2017                               USD    4,900,000      (380,811)

Pay a fixed rate of 5.775% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires July 2017                               USD    9,300,000      (817,889)

Receive a fixed rate of 5.324% and pay a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires August 2017                             USD    8,700,000       452,722

Pay a fixed rate of 5.305% and receive a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires October 2017                            USD   13,600,000      (694,676)

Pay a fixed rate of 5.2875% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires October 2017                            USD    5,100,000      (253,653)

Receive a fixed rate of 5.055% and pay a floating rate based on 3-month USD LIBOR

Broker, UBS Warburg
Expires November 2017                           USD    3,900,000       121,938

Pay a fixed rate of 5.01387% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires November 2017                           USD    3,000,000       (84,025)

Receive a fixed rate of 5% and pay a floating rate based on 3-month USD LIBOR

Broker, Morgan Stanley Capital Services Inc.
Expires November 2017                           USD      600,000        16,058

Receive a fixed rate of 5.409% and pay a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires April 2027                              USD    1,000,000        55,236
--------------------------------------------------------------------------------
Total                                                              $(1,744,367)
                                                                   ===========

o Currency Abbreviations:

  EUR       Euro
  JPY       Japanese Yen
  SEK       Swedish Krona
  USD       U.S. Dollar

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Fundamental Growth Portfolio
Schedule of Investments as of December 31, 2007
================================================================================

                                                           Shares
Common Stocks                                               Held      Value
--------------------------------------------------------------------------------
Aerospace & Defense--5.1%
Boeing Co....................................              37,400    $ 3,271,004
Lockheed Martin Corp.........................              34,700      3,652,522
Precision Castparts Corp.....................               5,000        693,500
Spirit Aerosystems
  Holdings, Inc. Class A (a) ................              36,700      1,266,150
United Technologies Corp.....................              41,000      3,138,140
                                                                     -----------
                                                                      12,021,316
--------------------------------------------------------------------------------
Beverages--5.3%
The Coca-Cola Co.............................              56,600      3,473,542
Diageo Plc...................................             159,400      3,421,561
PepsiCo, Inc.................................              73,900      5,609,010
                                                                     -----------
                                                                      12,504,113
--------------------------------------------------------------------------------
Biotechnology--3.3%
Celgene Corp. (a)............................              73,400      3,391,814
Gilead Sciences, Inc. (a)....................              96,100      4,421,561
                                                                     -----------
                                                                       7,813,375
--------------------------------------------------------------------------------
Capital Markets--4.0%
Affiliated Managers Group, Inc. (a)..........               8,900      1,045,394
The Charles Schwab Corp......................             105,900      2,705,745
Franklin Resources, Inc......................              18,000      2,059,740
State Street Corp............................              44,500      3,613,400
                                                                     -----------
                                                                       9,424,279
--------------------------------------------------------------------------------
Chemicals--5.7%
Air Products & Chemicals, Inc................              17,600      1,735,888
Monsanto Co..................................              50,900      5,685,021
The Mosaic Co. (a)...........................              16,000      1,509,440
Potash Corp. of Saskatchewan, Inc............               9,400      1,353,224
Praxair, Inc.................................              34,400      3,051,624
                                                                     -----------
                                                                      13,335,197
--------------------------------------------------------------------------------
Communications Equipment--3.4%
Cisco Systems, Inc. (a)......................             294,400      7,969,408
--------------------------------------------------------------------------------
Computers & Peripherals--6.6%
Apple Inc. (a)...............................              41,100      8,141,088
EMC Corp. (a)................................             173,500      3,214,955
Hewlett-Packard Co...........................              79,600      4,018,208
                                                                     -----------
                                                                      15,374,251
--------------------------------------------------------------------------------
Construction & Engineering--1.5%
Fluor Corp. .................................              13,100      1,908,932
Jacobs Engineering Group, Inc. (a)...........              16,500      1,577,565
                                                                     -----------
                                                                       3,486,497
--------------------------------------------------------------------------------
Diversified Financial Services--2.4%
CME Group, Inc...............................               6,000      4,116,000
IntercontinentalExchange, Inc. (a)...........               7,500      1,443,750
                                                                     -----------
                                                                       5,559,750
--------------------------------------------------------------------------------
Electrical Equipment--1.9%
Emerson Electric Co..........................              58,400      3,308,944
General Cable Corp. (a)......................              16,800      1,231,104
                                                                     -----------
                                                                       4,540,048
--------------------------------------------------------------------------------
Energy Equipment & Services--6.4%
Baker Hughes, Inc............................              28,100      2,278,910
Grant Prideco, Inc. (a)......................              42,800      2,375,828
National Oilwell Varco, Inc. (a).............              39,500      2,901,670
Schlumberger Ltd.............................              37,400      3,679,038
Transocean, Inc. ............................              21,249      3,041,794
Weatherford International Ltd. (a)...........              11,400        782,040
                                                                     -----------
                                                                      15,059,280
--------------------------------------------------------------------------------
Food & Staples Retailing--2.5%
CVS/Caremark Corp............................             149,400      5,938,650
--------------------------------------------------------------------------------
Health Care Equipment & Supplies--3.8%
Alcon, Inc. .................................              17,100      2,445,984
Hologic, Inc. (a)............................              55,132      3,784,261
Intuitive Surgical, Inc. (a).................               7,900      2,563,550
                                                                     -----------
                                                                       8,793,795
--------------------------------------------------------------------------------
Health Care Providers & Services--1.6%
Aetna, Inc...................................              63,900      3,688,947
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.6%
McDonald's Corp..............................              64,700      3,811,477
--------------------------------------------------------------------------------
Household Products--3.7%
The Procter & Gamble Co......................             118,500      8,700,270
--------------------------------------------------------------------------------
IT Services--2.3%
Cognizant Technology Solutions Corp. (a).....              35,300      1,198,082
Infosys Technologies Ltd.....................              40,400      1,801,967
MasterCard, Inc. Class A.....................              11,100      2,388,720
                                                                     -----------
                                                                       5,388,769
--------------------------------------------------------------------------------
Industrial Conglomerates--3.4%
General Electric Co..........................             151,300      5,608,691
Textron, Inc.................................              33,800      2,409,940
                                                                     -----------
                                                                       8,018,631
--------------------------------------------------------------------------------
Internet & Catalog Retail--1.7%
Amazon.com, Inc. (a).........................              41,800      3,872,352
--------------------------------------------------------------------------------
Internet Software & Services--6.2%
Akamai Technologies, Inc. (a)................              71,200      2,463,520
eBay, Inc. (a)...............................              71,700      2,379,723
Google, Inc. Class A (a).....................              13,800      9,542,424
                                                                     -----------
                                                                      14,385,667
--------------------------------------------------------------------------------
Life Sciences Tools & Services--3.4%
Covance, Inc. (a)............................              21,500      1,862,330
Thermo Fisher Scientific, Inc. (a)...........              72,800      4,199,104
Waters Corp. (a).............................              23,700      1,873,959
                                                                     -----------
                                                                       7,935,393
--------------------------------------------------------------------------------
Machinery--1.5%
Deere & Co...................................              18,800      1,750,656
Flowserve Corp...............................              18,400      1,770,080
                                                                     -----------
                                                                       3,520,736
--------------------------------------------------------------------------------
Metals & Mining--2.0%
Barrick Gold Corp............................              55,000      2,312,750
Freeport-McMoRan Copper & Gold, Inc.
  Class B....................................              21,900      2,243,436
                                                                     -----------
                                                                       4,556,186
--------------------------------------------------------------------------------
Multiline Retail--0.7%
J.C. Penney Co., Inc.........................              19,500        857,805
Target Corp..................................              16,300        815,000
                                                                     -----------
                                                                       1,672,805
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--1.3%
Consol Energy, Inc...........................              40,900      2,925,168
--------------------------------------------------------------------------------
Pharmaceuticals--4.9%
Abbott Laboratories..........................              74,000      4,155,100
Merck & Co., Inc.............................              74,900      4,352,439
Teva Pharmaceutical Industries Ltd. (b)......              62,600      2,909,648
                                                                     -----------
                                                                      11,417,187
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment--2.5%
Intel Corp...................................             135,800      3,620,428
Nvidia Corp. (a).............................              66,850      2,274,237
                                                                     -----------
                                                                       5,894,665
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Fundamental Growth Portfolio
Schedule of Investments as of December 31, 2007 (Concluded)
================================================================================

                                                           Shares
Common Stocks                                                Held     Value
--------------------------------------------------------------------------------
Software--6.1%
Adobe Systems, Inc. (a)......................              78,000  $  3,332,940
Microsoft Corp...............................             217,800     7,753,680
Oracle Corp. (a).............................             138,600     3,129,588
                                                                   ------------
                                                                     14,216,208
--------------------------------------------------------------------------------
Specialty Retail--1.5%
Abercrombie & Fitch Co. Class A..............              12,300       983,631
Best Buy Co., Inc............................              20,300     1,068,795
GameStop Corp. Class A (a)...................              20,800     1,291,888
                                                                   ------------
                                                                      3,344,314
--------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods--0.4%
Coach, Inc. (a)..............................              28,100       859,298
--------------------------------------------------------------------------------
Tobacco--1.7%
Altria Group, Inc............................              52,800     3,990,624
--------------------------------------------------------------------------------
Wireless Telecommunication Services--1.0%
China Mobile (Hong Kong) Ltd. (b)............              26,900     2,336,802
--------------------------------------------------------------------------------
Total Common Stocks
(Cost--$187,290,342)--99.4%                                         232,355,458
--------------------------------------------------------------------------------

================================================================================
                                                        Number of
Options Purchased                                       Contracts
--------------------------------------------------------------------------------
Call Options Purchased
Abercrombie & Fitch Co. Class A, expiring
  January 2008 at $75........................                 123        77,490
Best Buy Co., Inc., expiring January 2008
  at $47.5...................................                 203       107,590
Coach, Inc., expiring January 2008 at $35....                 281         4,918
General Electric Co., expiring January 2008
  at $35.....................................               1,323       303,629
J.C. Penney Co., Inc., expiring January 2008
  at $47.5...................................                 195        13,650
Target Corp., expiring January 2008
  at $57.5...................................                 163         3,668
Yahoo! Inc., expiring January 2008
  at $35.....................................               1,488         2,232
--------------------------------------------------------------------------------
Total Options Purchased
(Premiums Paid--$1,101,231)--0.2%                                       513,177
--------------------------------------------------------------------------------
Total Investments Before Options Written
(Cost--$188,391,573*)--99.6%                                        232,868,635
--------------------------------------------------------------------------------

================================================================================
Options Written
--------------------------------------------------------------------------------
Call Options Written
Abercrombie & Fitch Co. Class A, expiring
  January 2008 at $80........................                 246       (73,800)
Apple Computer, Inc., expiring January 2008
  at $150....................................                 247    (1,199,803)
Best Buy Co., Inc., expiring January 2008 ...
  at $50.....................................                 406      (125,860)
Coach, Inc., expiring January 2008
  at $37.5...................................                 562        (5,620)
General Cable Corp., expiring February 2008
  at $70.....................................                  92       (72,220)
General Electric Co., expiring January 2008
  at $37.5...................................               2,828      (161,196)
J.C. Penney Co., Inc., expiring January 2008
  at $50.....................................                 390       (10,725)
Target Corp., expiring January 2008
  at $60.....................................                 326        (4,075)
--------------------------------------------------------------------------------
Total Options Written
(Premiums Received--$962,965)--(0.7%)                                (1,653,299)
--------------------------------------------------------------------------------
Total Investments, Net of Options Written
(Cost--$187,428,608)--98.9%......................................   231,215,336
Other Assets Less Liabilities--1.1%..............................     2,564,081
                                                                   ------------
Net Assets--100.0%...............................................  $233,779,417
                                                                   ------------
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, computed for federal income tax purposes, were as follows:

  Aggregate cost..........................................         $188,795,429
                                                                   ============
  Gross unrealized appreciation...........................         $ 47,585,578
  Gross unrealized depreciation...........................           (3,512,372)
                                                                   ------------
  Net unrealized appreciation.............................         $ 44,073,206
                                                                   ============

(a) Non-income producing security.

(b) Depositary receipts.

 o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

 o Investment in companies considered to be affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
    ----------------------------------------------------------------------------
                                                       Net          Interest
    Affiliate                                       Activity         Income
    ----------------------------------------------------------------------------
    BlackRock Liquidity Series, LLC
      Cash Sweep Series.........................  $    (11,729)     $203,313
    BlackRock Liquidity Series, LLC
      Money Market Series.......................  $(11,857,750)     $  8,435
    ----------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007                (in U.S. dollars)
================================================================================

                                                           Shares
Common Stocks                                               Held         Value
--------------------------------------------------------------------------------
Australia--1.0%
Beverages--0.1%
Coca-Cola Amatil Ltd.........................              17,700     $  146,362
--------------------------------------------------------------------------------
Metals & Mining--0.6%
BHP Billiton Ltd.............................              21,000        734,119
Newcrest Mining Ltd..........................              11,340        326,989
Rio Tinto Ltd................................               6,000        697,999
Zinifex Ltd..................................              16,800        180,209
                                                                      ----------
                                                                       1,939,316
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--0.1%
Woodside Petroleum Ltd.......................               7,500        328,738
--------------------------------------------------------------------------------
Paper & Forest Products--0.0%
Great Southern Plantations Ltd...............              27,000         45,291
--------------------------------------------------------------------------------
Transportation Infrastructure--0.2%
Macquarie Airports Group.....................              44,000        155,408
Macquarie Infrastructure Group...............             120,000        317,387
Transurban Group.............................              49,616        296,273
                                                                      ----------
                                                                         769,068
--------------------------------------------------------------------------------
Total Common Stocks in Australia                                       3,228,775
================================================================================
Austria--0.0%
Diversified Telecommunication Services--0.0%
Telekom Austria AG...........................               2,400         66,278
--------------------------------------------------------------------------------
Total Common Stocks in Austria                                            66,278
================================================================================
Belgium--0.2%
Diversified Financial Services--0.2%
Fortis.......................................              22,831        599,420
--------------------------------------------------------------------------------
Total Common Stocks in Belgium                                           599,420
================================================================================
Brazil--2.5%
Commercial Banks--0.1%
Banco Bradesco SA............................               7,000        223,961
Uniao de Bancos Brasileiros SA (d)...........               1,600        223,424
                                                                      ----------
                                                                         447,385
--------------------------------------------------------------------------------
Electric Utilities--0.0%
Cia Energetica de Minas Gerais (d)...........               8,400        155,064
--------------------------------------------------------------------------------
Food & Staples Retailing--0.0%
Cia Brasileira de Distribuicao Grupo Pao
  de Acucar (Preference Shares)..............               6,396        122,566
--------------------------------------------------------------------------------
Food Products--0.2%
Cosan SA Industria e Comercio................               9,000        105,169
JBS SA (b)...................................              39,000        131,461
SLC Agricola SA (b)..........................              26,000        241,011
                                                                      ----------
                                                                         477,641
--------------------------------------------------------------------------------
Household Durables--0.1%
Gafisa SA....................................              13,000        242,399
--------------------------------------------------------------------------------
Metals & Mining--0.3%
Companhia Vale do Rio Doce
  (Preference 'A' Shares) (d)................              27,500        769,450
Usinas Siderurgicas de Minas Gerais SA
  (Preference 'A' Shares)....................               8,100        370,871
                                                                      ----------
                                                                       1,140,321
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--1.4%
Petroleo Brasileiro SA (d)...................              45,500      4,786,940
--------------------------------------------------------------------------------
Road & Rail--0.1%
All America Latina Logistica SA..............              27,300        353,366
--------------------------------------------------------------------------------
Software--0.1%
Datasul......................................              16,700        177,883
--------------------------------------------------------------------------------
Transportation Infrastructure--0.0%
Obrascon Huarte Lain Brasil SA...............              12,400        156,672
--------------------------------------------------------------------------------
Water Utilities--0.1%
Companhia de Saneamento de Minas Gerais......              12,200        212,472
--------------------------------------------------------------------------------
Wireless Telecommunication Services--0.1%
Vivo Participacoes SA (d)....................              43,500        237,945
--------------------------------------------------------------------------------
Total Common Stocks in Brazil                                          8,510,654
================================================================================
Canada--1.5%
Auto Components--0.0%
Magna International, Inc. (Class A)..........                 100          8,043
--------------------------------------------------------------------------------
Communications Equipment--0.1%
Nortel Networks Corp. (b)....................              13,400        202,206
--------------------------------------------------------------------------------
Diversified Telecommunication Services--0.0%
BCE, Inc.....................................                 300         11,922
TELUS Corp...................................               1,500         75,141
                                                                      ----------
                                                                          87,063
--------------------------------------------------------------------------------
Food Products--0.1%
Saskatchewan Wheat Pool (b)..................              16,800        226,905
--------------------------------------------------------------------------------
Insurance--0.0%
Sun Life Financial, Inc......................                 200         11,188
--------------------------------------------------------------------------------
Metals & Mining--0.6%
Alamos Gold, Inc. (b)........................              40,400        226,366
Barrick Gold Corp............................               7,594        319,328
Kinross Gold Corp. (b).......................              72,350      1,339,893
Peak Gold Ltd. (b)(g)........................              60,000         36,476
                                                                      ----------
                                                                       1,922,063
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--0.3%
Canadian Natural Resources Ltd...............               2,900        212,106
EnCana Corp..................................                 200         13,592
Imperial Oil Ltd.............................                 300         16,434
Petro-Canada.................................                 300         16,086
Petro-Canada Inc.............................               6,800        366,888
Suncor Energy, Inc. (d)......................               4,300        467,539
Talisman Energy, Inc.........................               5,400        100,619
                                                                      ----------
                                                                       1,193,264
--------------------------------------------------------------------------------
Paper & Forest Products--0.1%
Sino-Forest Corp. (b)........................               9,900        215,063
--------------------------------------------------------------------------------
Road & Rail--0.3%
Canadian Pacific Railway Ltd.................              12,000        780,830
Canadian Pacific Railway Ltd. (USD)..........               5,300        342,592
                                                                      ----------
                                                                       1,123,422
--------------------------------------------------------------------------------
Total Common Stocks in Canada                                          4,989,217
================================================================================
Chile--0.1%
Commercial Banks--0.1%
Banco Santander Chile SA (d).................               6,200        316,138
--------------------------------------------------------------------------------
Electric Utilities--0.0%
Enersis SA (d)...............................               7,900        126,637
--------------------------------------------------------------------------------
Total Common Stocks in Chile                                             442,775
================================================================================
China--1.5%
Automobiles--0.0%
Denway Motors Ltd............................             200,000        126,965
--------------------------------------------------------------------------------
Diversified Telecommunication Services--0.0%
China Communications Services Corp. Ltd. (b).               6,700          6,591
--------------------------------------------------------------------------------
Electrical Equipment--0.1%
Shanghai Electric Group Corp.................             540,000        446,087
--------------------------------------------------------------------------------
Food Products--0.2%
Chaoda Modern Agriculture Holdings Ltd.......             669,364        598,837
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                           Shares
Common Stocks                                               Held         Value
--------------------------------------------------------------------------------
China (concluded)
Industrial Conglomerates--0.5%
Beijing Enterprises Holdings Ltd. ...........             224,667     $1,053,723
Tianjin Development Holdings Ltd.............             345,000        406,199
                                                                      ----------
                                                                       1,459,922
--------------------------------------------------------------------------------
Insurance--0.2%
China Life Insurance Co. Ltd. (d)............               4,033        308,525
Ping An Insurance Group Co. of China Ltd.....              33,000        349,360
                                                                      ----------
                                                                         657,885
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--0.3%
China Shenhua Energy Co. Ltd. Class H........             196,100      1,155,181
--------------------------------------------------------------------------------
Transportation Infrastructure--0.1%
Hainan Meilan International
  Airport Co., Ltd.                                        98,300        123,966
Jiangsu Express..............................              46,000         49,666
Xiamen International Port Co. Ltd............             426,000        115,084
                                                                      ----------
                                                                         288,716
--------------------------------------------------------------------------------
Wireless Telecommunication Services--0.1%
China Mobile Ltd.............................              28,000        487,606
--------------------------------------------------------------------------------
Total Common Stocks in China                                           5,227,790
================================================================================
Denmark--0.1%
Commercial Banks--0.1%
Danske Bank A/S..............................              11,252        439,813
--------------------------------------------------------------------------------
Total Common Stocks in Denmark                                           439,813
================================================================================
Egypt--0.1%
Diversified Telecommunication Services--0.1%
Telecom Egypt................................              47,747        180,785
--------------------------------------------------------------------------------
Total Common Stocks in Egypt                                             180,785
================================================================================
Finland--0.1%
Communications Equipment--0.1%
Nokia Oyj (d)................................                 400         15,356
--------------------------------------------------------------------------------
Electric Utilities--0.0%
Fortum Oyj...................................               3,548        159,378
--------------------------------------------------------------------------------
Total Common Stocks in Finland                                           174,734
================================================================================
France--1.6%
Aerospace & Defense--0.1%
European Aeronautic Defense and Space Co.....              12,000        382,985
--------------------------------------------------------------------------------
Automobiles--0.2%
Renault SA...................................               4,178        592,535
--------------------------------------------------------------------------------
Commercial Banks--0.2%
Societe Generale SA..........................               3,641        526,595
--------------------------------------------------------------------------------
Diversified Telecommunication Services--0.2%
France Telecom SA............................              17,500        627,739
--------------------------------------------------------------------------------
Electric Utilities--0.2%
Electricite de France SA.....................               5,780        688,470
--------------------------------------------------------------------------------
Health Care Equipment & Supplies--0.1%
Cie Generale d'Optique Essilor
  International SA...........................               5,800        369,969
--------------------------------------------------------------------------------
Insurance--0.2%
AXA SA.......................................              15,784        629,292
--------------------------------------------------------------------------------
Machinery--0.1%
Vallourec SA.................................               1,773        479,530
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--0.3%
Total SA.....................................              12,244      1,013,809
--------------------------------------------------------------------------------
Software--0.0%
Infogrames Entertainment SA (b)..............             182,400         34,668
--------------------------------------------------------------------------------
Total Common Stocks in France                                          5,345,592
================================================================================
Germany--2.0%
Air Freight & Logistics--0.2%
Deutsche Post AG.............................              17,609        604,636
--------------------------------------------------------------------------------
Automobiles--0.4%
Bayerische Motoren Werke AG..................               9,637        597,925
DaimlerChrysler AG...........................               6,792        658,281
                                                                      ----------
                                                                       1,256,206
--------------------------------------------------------------------------------
Chemicals--0.3%
Bayer AG.....................................               9,457        864,849
Bayer AG (d).................................                 200         18,238
                                                                      ----------
                                                                         883,087
--------------------------------------------------------------------------------
Diversified Telecommunication Services--0.2%
Deutsche Telekom AG..........................              33,383        734,741
--------------------------------------------------------------------------------
Electric Utilities--0.2%
E.ON AG......................................               3,679        782,130
--------------------------------------------------------------------------------
Industrial Conglomerates--0.3%
Siemens AG...................................               5,800        922,215
--------------------------------------------------------------------------------
Insurance--0.2%
Allianz AG Registered Shares.................               2,979        641,795
--------------------------------------------------------------------------------
Multi-Utilities--0.2%
RWE AG.......................................               5,265        738,208
--------------------------------------------------------------------------------
Total Common Stocks in Germany                                         6,563,018
================================================================================
Hong Kong--0.8%
Electric Utilities--0.1%
Cheung Kong Infrastructure Holdings Ltd......              75,500        280,255
--------------------------------------------------------------------------------
Industrial Conglomerates--0.2%
Hutchison Whampoa Ltd........................              59,000        664,652
--------------------------------------------------------------------------------
Real Estate Management & Development--0.5%
Cheung Kong Holdings Ltd.....................              30,000        548,084
Sun Hung Kai Properties Ltd..................              33,300        699,418
Wharf Holdings Ltd...........................              70,000        362,111
                                                                      ----------
                                                                       1,609,613
--------------------------------------------------------------------------------
Total Common Stocks in Hong Kong                                       2,554,520
================================================================================
India--2.2%
Automobiles--0.1%
Bajaj Auto Ltd...............................               2,700        177,453
Tata Motors Ltd..............................              14,518        271,947
                                                                      ----------
                                                                         449,400
--------------------------------------------------------------------------------
Commercial Banks--0.1%
State Bank of India Ltd......................               7,700        458,377
--------------------------------------------------------------------------------
Construction & Engineering--0.1%
Larsen & Toubro Ltd..........................               3,300        345,449
--------------------------------------------------------------------------------
Construction Materials--0.1%
Gujarat Ambuja Cements Ltd...................             117,025        433,908
--------------------------------------------------------------------------------
Diversified Financial Services--0.1%
Reliance Capital Ltd.........................               3,990        259,094
--------------------------------------------------------------------------------
Electric Utilities--0.1%
Reliance Energy Ltd..........................               2,857        153,301
--------------------------------------------------------------------------------
IT Services--0.1%
Infosys Technologies Ltd.....................               7,000        312,222
--------------------------------------------------------------------------------
Media--0.2%
Wire and Wireless India Ltd. (b).............              63,405        157,830
Zee News Ltd. (b)............................              57,331        117,298
Zee Telefilms Ltd............................              57,611        473,240
                                                                      ----------
                                                                         748,368
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                           Shares
Common Stocks                                               Held         Value
--------------------------------------------------------------------------------
India (concluded)
Oil, Gas & Consumable Fuels--0.9%
Hindustan Petroleum Corp.....................               5,700     $   52,977
Reliance Industries Ltd......................              38,000      2,764,735
                                                                      ----------
                                                                       2,817,712
--------------------------------------------------------------------------------
Pharmaceuticals--0.0%
Wockhardt Ltd................................               4,300         45,233
--------------------------------------------------------------------------------
Road & Rail--0.1%
Container Corp. of India.....................               6,000        290,900
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance--0.2%
Housing Development Finance Corp.............               7,000        505,504
--------------------------------------------------------------------------------
Wireless Telecommunication Services--0.1%
Reliance Communication Ventures Ltd..........              25,000        468,989
--------------------------------------------------------------------------------
Total Common Stocks in India                                           7,288,457
================================================================================
Ireland--0.2%
Commercial Banks--0.1%
Allied Irish Banks Plc.......................              15,248        349,668
--------------------------------------------------------------------------------
Construction Materials--0.1%
CRH Plc......................................              11,557        401,367
--------------------------------------------------------------------------------
Total Common Stocks in Ireland                                           751,035
================================================================================
Israel--0.1%
Pharmaceuticals--0.1%
Teva Pharmaceutical Industries Ltd. (d)......               5,034        233,980
--------------------------------------------------------------------------------
Software--0.0%
Ectel Ltd. (b)(d)............................               4,906         14,080
--------------------------------------------------------------------------------
Total Common Stocks in Israel                                            248,060
================================================================================
Italy--0.6%
Commercial Banks--0.4%
Banca Intesa SpA.............................              83,849        659,856
UniCredito Italiano SpA......................              69,678        573,029
                                                                      ----------
                                                                       1,232,885
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--0.2%
Eni SpA......................................              24,149        881,351
--------------------------------------------------------------------------------
Total Common Stocks in Italy                                           2,114,236
================================================================================
Japan--6.2%
Auto Components--0.1%
Toyota Industries Corp.......................              10,000        405,438
--------------------------------------------------------------------------------
Automobiles--0.3%
Honda Motor Co., Ltd.........................               5,400        178,388
Suzuki Motor Corp............................              27,000        809,466
                                                                      ----------
                                                                         987,854
--------------------------------------------------------------------------------
Beverages--0.3%
Coca-Cola West Holdings Co., Ltd.............              24,018        530,251
Hokkaido Coca-Cola Bottling Co., Ltd.........               7,000         41,381
Kirin Holdings Co., Ltd......................              27,500        403,441
Mikuni Coca-Cola Bottling Co., Ltd...........              23,000        247,961
                                                                      ----------
                                                                       1,223,034
--------------------------------------------------------------------------------
Building Products--0.2%
Asahi Glass Co., Ltd.........................              23,000        304,184
Daikin Industries Ltd........................               5,400        301,191
                                                                      ----------
                                                                         605,375
--------------------------------------------------------------------------------
Chemicals--0.5%
Mitsubishi Rayon Co., Ltd....................             115,000        554,383
Shin-Etsu Chemical Co., Ltd..................               9,300        578,378
Sumitomo Chemical Co., Ltd...................              68,000        602,183
Ube Industries Ltd...........................              20,000         67,695
                                                                      ----------
                                                                       1,802,639
--------------------------------------------------------------------------------
Commercial Banks--0.2%
The Bank of Yokohama Ltd.....................               8,533         59,453
Fukuoka Financial Group, Inc.................              40,497        236,503
Shinsei Bank Ltd.............................              29,000        105,284
Sumitomo Mitsui Financial Group, Inc.........                  35        259,010
                                                                      ----------
                                                                         660,250
--------------------------------------------------------------------------------
Construction & Engineering--0.3%
JGC Corp.....................................              19,000        325,778
Kinden Corp..................................              20,000        156,355
Okumura Corp.................................              60,200        292,213
Toda Corp....................................              29,400        140,946
                                                                      ----------
                                                                         915,292
--------------------------------------------------------------------------------
Consumer Finance--0.1%
Credit Saison Co., Ltd.......................               8,100        220,652
--------------------------------------------------------------------------------
Diversified Financial Services--0.3%
NCB Holdings Ltd. (b)........................                 860         43,000
RHJ International (b)........................              41,300        677,116
RHJ International (b)(d)(j)..................              18,600        304,575
                                                                      ----------
                                                                       1,024,691
--------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.3%
Hoya Corp....................................              14,500        458,768
Murata Manufacturing Co., Ltd................               7,200        413,457
                                                                      ----------
                                                                         872,225
--------------------------------------------------------------------------------
Food & Staples Retailing--0.2%
Ministop Co., Ltd............................               4,500         79,951
Seven & I Holdings Co. Ltd...................              18,600        540,375
                                                                      ----------
                                                                         620,326
--------------------------------------------------------------------------------
Food Products--0.0%
Ajinomoto Co., Inc...........................               7,600         86,011
House Foods Corp.............................               6,000        100,805
                                                                      ----------
                                                                         186,816
--------------------------------------------------------------------------------
Gas Utilities--0.2%
Tokyo Gas Co., Ltd...........................             115,000        537,203
--------------------------------------------------------------------------------
Household Durables--0.3%
Daiwa House Industry Co., Ltd................               8,000        102,209
Matsushita Electric Industrial Co., Ltd......              22,000        450,799
Rinnai Corp..................................               3,800        123,657
Sekisui House Ltd............................              40,000        427,535
                                                                      ----------
                                                                       1,104,200
--------------------------------------------------------------------------------
Insurance--1.1%
Aioi Insurance Co., Ltd......................             117,000        552,223
Millea Holdings, Inc.........................              39,500      1,326,112
Mitsui Sumitomo Insurance Co., Ltd...........             100,000        968,215
Nipponkoa Insurance Co., Ltd.................              94,800        860,677
                                                                      ----------
                                                                       3,707,227
--------------------------------------------------------------------------------
Machinery--0.1%
Kubota Corp..................................              34,500        232,169
Tadano Ltd...................................               2,000         20,304
                                                                      ----------
                                                                         252,473
--------------------------------------------------------------------------------
Media--0.1%
Toho Co., Ltd................................              17,000        379,758
--------------------------------------------------------------------------------
Office Electronics--0.2%
Canon, Inc...................................              12,450        569,794
--------------------------------------------------------------------------------
Pharmaceuticals--0.6%
Astellas Pharma, Inc.........................              13,500        585,503
Mitsubishi Tanabe Pharma Corp................              21,000        195,074
Takeda Pharmaceutical Co., Ltd...............              20,500      1,197,627
                                                                      ----------
                                                                       1,978,204
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                           Shares
Common Stocks                                               Held         Value
--------------------------------------------------------------------------------
Japan (concluded)
Real Estate Management & Development--0.1%
Marco Polo Investment Holdings Ltd. (b)......                 105     $   59,850
NTT Urban Development Co.....................                 240        384,224
                                                                      ----------
                                                                         444,074
--------------------------------------------------------------------------------
Road & Rail--0.1%
East Japan Railway Co........................                  55        452,404
--------------------------------------------------------------------------------
Specialty Retail--0.0%
Shimachu Co., Ltd............................                 800         22,539
--------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods--0.0%
Asics Corp...................................               6,800         97,418
--------------------------------------------------------------------------------
Tobacco--0.1%
Japan Tobacco, Inc...........................                  75        443,456
--------------------------------------------------------------------------------
Trading Companies & Distributors--0.2%
Mitsubishi Corp..............................              26,000        703,682
--------------------------------------------------------------------------------
Wireless Telecommunication Services--0.3%
NTT DoCoMo, Inc..............................                 580        954,860
--------------------------------------------------------------------------------
Total Common Stocks in Japan                                          21,171,884
================================================================================
Luxembourg--0.2%
Metals & Mining--0.2%
ArcelorMittal................................               8,848        685,879
--------------------------------------------------------------------------------
Total Common Stocks in Luxembourg                                        685,879
================================================================================
Malaysia--0.5%
Diversified Telecommunication Services--0.0%
Telekom Malaysia Bhd.........................              55,000        185,198
--------------------------------------------------------------------------------
Electric Utilities--0.2%
Tenaga Nasional Bhd..........................             193,487        558,205
--------------------------------------------------------------------------------
Food Products--0.2%
IOI Corp. Bhd................................             300,895        700,113
--------------------------------------------------------------------------------
Tobacco--0.1%
British American Tobacco Malaysia Bhd........              16,500        205,337
--------------------------------------------------------------------------------
Transportation Infrastructure--0.0%
PLUS Expressways Bhd.........................              76,400         75,313
--------------------------------------------------------------------------------
Total Common Stocks in Malaysia                                        1,724,166
================================================================================
Mexico--0.3%
Beverages--0.1%
Fomento Economico Mexicano, SA de CV (d).....              10,200        389,334
--------------------------------------------------------------------------------
Household Durables--0.0%
Urbi, Desarrollos Urbanos, SA de CV (b)......               8,800         30,397
--------------------------------------------------------------------------------
Media--0.2%
Grupo Televisa, SA (d).......................              23,700        563,349
Megacable Holdings SAB de CV (b).............               3,000         10,187
                                                                      ----------
                                                                         573,536
--------------------------------------------------------------------------------
Total Common Stocks in Mexico                                            993,267
================================================================================
Netherlands--0.2%
Chemicals--0.2%
Akzo Nobel NV................................               9,061        729,430
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment--0.0%
ASML Holding NV (b)(d).......................                 400         12,516
--------------------------------------------------------------------------------
Total Common Stocks in the Netherlands                                   741,946
================================================================================
New Zealand--0.1%
Diversified Telecommunication Services--0.0%
Telecom Corp. of New Zealand Ltd.............              40,889        136,591
--------------------------------------------------------------------------------
Electric Utilities--0.1%
Contact Energy Ltd...........................              22,700        143,696
--------------------------------------------------------------------------------
Total Common Stocks in New Zealand                                       280,287
================================================================================
Norway--0.1%
Diversified Telecommunication Services--0.0%
Telenor ASA..................................               6,700        158,984
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--0.1%
Statoilhydro ASA.............................               9,106        280,927
--------------------------------------------------------------------------------
Total Common Stocks in Norway                                            439,911
================================================================================
Russia--0.1%
Metals & Mining--0.1%
Polyus Gold Co. ZAO (d)......................               7,400        334,480
--------------------------------------------------------------------------------
Total Common Stocks in Russia                                            334,480
================================================================================
Singapore--1.2%
Commercial Banks--0.1%
Oversea-Chinese Banking Corp.................              40,400        230,260
--------------------------------------------------------------------------------
Diversified Telecommunication Services--0.3%
Singapore Telecommunications Ltd.............             401,200      1,103,810
--------------------------------------------------------------------------------
Health Care Providers & Services--0.1%
Parkway Holdings Ltd.........................             116,500        316,595
--------------------------------------------------------------------------------
Industrial Conglomerates--0.4%
Fraser and Neave Ltd.........................             106,500        431,454
Keppel Corp. Ltd.............................             110,000        980,174
                                                                      ----------
                                                                       1,411,628
--------------------------------------------------------------------------------
Media--0.0%
Singapore Press Holdings Ltd.................              30,000         93,144
--------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)--0.0%
Parkway Life Real Estate Investment
  Trust (b) .................................               7,875          6,182
--------------------------------------------------------------------------------
Real Estate Management & Development--0.2%
CapitaLand Ltd...............................              99,200        426,798
Keppel Land Ltd..............................              47,700        238,664
                                                                      ----------
                                                                         665,462
--------------------------------------------------------------------------------
Trading Companies & Distributors--0.1%
Noble Group Ltd..............................              77,050        128,187
--------------------------------------------------------------------------------
Wireless Telecommunication Services--0.1%
MobileOne Ltd................................             132,400        174,080
--------------------------------------------------------------------------------
Total Common Stocks in Singapore                                       4,129,348
================================================================================
South Africa--0.1%
Metals & Mining--0.1%
Gold Fields Ltd. (d).........................              10,600        150,520
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--0.0%
Sasol Ltd....................................               2,900        143,705
--------------------------------------------------------------------------------
Total Common Stocks in South Africa                                      294,225
================================================================================
South Korea--2.1%
Chemicals--0.1%
Samsung Fine Chemicals Co., Ltd..............               9,900        458,100
--------------------------------------------------------------------------------
Commercial Banks--0.2%
Daegu Bank...................................               6,100        100,565
Hana Financial Group, Inc....................               3,300        177,180
Kookmin Bank.................................               4,000        294,856
Pusan Bank...................................               6,700        111,591
                                                                      ----------
                                                                         684,192
--------------------------------------------------------------------------------
Diversified Telecommunication Services--0.2%
KT Corp. (b)(d)..............................              27,600        712,080
--------------------------------------------------------------------------------
Electric Utilities--0.2%
Korea Electric Power Corp....................              11,600        487,768
--------------------------------------------------------------------------------
Electrical Equipment--0.2%
LS Cable Ltd.................................               6,400        609,317
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                           Shares
Common Stocks                                               Held         Value
--------------------------------------------------------------------------------
South Korea (concluded)
Electronic Equipment & Instruments--0.0%
Fine DNC Co., Ltd............................               9,000     $   41,651
Interflex Co., Ltd. (b)......................               8,100         57,294
                                                                      ----------
                                                                          98,945
--------------------------------------------------------------------------------
Food Products--0.2%
CJ Cheil Jedang Corp. (b)....................               1,443        456,309
Nong Shim Co., Ltd...........................                 400         82,628
                                                                      ----------
                                                                         538,937
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.0%
Paradise Co. Ltd.............................              37,132        131,560
--------------------------------------------------------------------------------
Industrial Conglomerates--0.1%
CJ Corp. (b).................................               2,457        213,836
--------------------------------------------------------------------------------
Insurance--0.3%
Dongbu Insurance Co., Ltd....................               4,300        247,519
Korean Reinsurance Co........................              21,500        296,991
Meritz Fire & Marine Insurance Co. Ltd.......              24,951        335,275
                                                                      ----------
                                                                         879,785
--------------------------------------------------------------------------------
Metals & Mining--0.3%
POSCO (d)....................................               7,000      1,052,870
--------------------------------------------------------------------------------
Multiline Retail--0.0%
Lotte Shopping Co. (b)(d)(j).................               3,500         77,213
--------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods--0.0%
Cheil Industries, Inc........................               3,000        165,307
--------------------------------------------------------------------------------
Tobacco--0.2%
KT&G Corp. (b)...............................               8,800        747,064
--------------------------------------------------------------------------------
Wireless Telecommunication Services--0.1%
SK Telecom Co., Ltd..........................               1,300        342,816
--------------------------------------------------------------------------------
Total Common Stocks in South Korea                                     7,199,790
================================================================================
Spain--0.3%
Commercial Banks--0.3%
Banco Santander SA...........................              39,307        848,952
--------------------------------------------------------------------------------
Electric Utilities--0.0%
Iberdrola Renovables (b).....................              19,200        158,603
--------------------------------------------------------------------------------
Transportation Infrastructure--0.0%
Cintra Concesiones de Infraestructuras de
  Transporte SA..............................               9,371        140,749
--------------------------------------------------------------------------------
Total Common Stocks in Spain                                           1,148,304
================================================================================
Sweden--0.1%
Diversified Financial Services--0.1%
Investor AB..................................              17,248        390,419
--------------------------------------------------------------------------------
Total Common Stocks in Sweden                                            390,419
================================================================================
Switzerland--1.4%
Capital Markets--0.3%
Credit Suisse Group..........................               8,638        519,969
UBS AG.......................................              10,337        476,615
                                                                      ----------
                                                                         996,584
--------------------------------------------------------------------------------
Diversified Telecommunication Services--0.1%
Swisscom AG..................................               1,269        495,362
--------------------------------------------------------------------------------
Food Products--0.5%
Nestle SA Registered Shares..................               3,501      1,607,625
--------------------------------------------------------------------------------
Insurance--0.2%
Swiss Reinsurance Co. Registered Shares......               5,525        390,863
Zurich Financial Services AG.................               1,214        356,293
                                                                      ----------
                                                                         747,156
--------------------------------------------------------------------------------
Pharmaceuticals--0.3%
Novartis AG Registered Shares................              16,175        884,568
--------------------------------------------------------------------------------
Total Common Stocks in Switzerland                                     4,731,295
================================================================================
Taiwan--0.7%
Commercial Banks--0.0%
Chinatrust Financial Holding Co. (b).........             149,300        105,342
--------------------------------------------------------------------------------
Construction Materials--0.2%
Taiwan Cement Corp...........................             464,044        637,291
--------------------------------------------------------------------------------
Diversified Financial Services--0.0%
Fubon Financial Holding Co. Ltd..............             103,000         90,868
--------------------------------------------------------------------------------
Diversified Telecommunication Services--0.3%
Chunghwa Telecom Co. Ltd.....................              78,342        144,682
Chunghwa Telecom Co. Ltd. (d)................              36,270        765,660
                                                                      ----------
                                                                         910,342
--------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.2%
Delta Electronics, Inc.......................             126,698        429,017
HON HAI Precision Industry Co., Ltd..........              28,000        172,577
                                                                      ----------
                                                                         601,594
--------------------------------------------------------------------------------
Insurance--0.0%
Cathay Financial Holding Co., Ltd............              90,413        186,815
--------------------------------------------------------------------------------
Total Common Stocks in Taiwan                                          2,532,252
================================================================================
Thailand--0.6%
Commercial Banks--0.1%
Siam Commercial Bank PCL.....................             193,100        495,863
--------------------------------------------------------------------------------
Construction Materials--0.1%
Siam Cement PCL Foreign Shares...............              33,700        232,600
--------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.0%
Hana Microelectronics PCL....................             171,000        109,651
--------------------------------------------------------------------------------
Food Products--0.0%
Thai Union Frozen Products PCL
  Foreign Shares.............................              35,000         23,435
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--0.3%
PTT Exploration & Production PCL.............              60,600        295,039
PTT Public Company THB10.....................              60,000        669,734
                                                                      ----------
                                                                         964,773
--------------------------------------------------------------------------------
Transportation Infrastructure--0.1%
Airports of Thailand PCL.....................              94,700        161,652
Bangkok Expressway PCL Foreign Shares........              99,000         69,948
                                                                      ----------
                                                                         231,600
--------------------------------------------------------------------------------
Total Common Stocks in Thailand                                        2,057,922
================================================================================
United Kingdom--3.1%
Aerospace & Defense--0.2%
BAE Systems Plc..............................              65,337        648,398
--------------------------------------------------------------------------------
Beverages--0.1%
Diageo Plc (d)...............................               5,200        446,316
--------------------------------------------------------------------------------
Commercial Banks--0.1%
HBOS Plc.....................................              30,117        437,933
--------------------------------------------------------------------------------
Diversified Financial Services--0.1%
Guinness Peat Group Plc......................             120,714        161,176
--------------------------------------------------------------------------------
Food Products--0.5%
Cadbury Schweppes Plc (d)....................              12,300        607,251
Premier Foods Plc............................              16,300         66,593
Unilever Plc.................................              28,280      1,060,637
                                                                      ----------
                                                                       1,734,481
--------------------------------------------------------------------------------
Insurance--0.1%
Prudential Plc...............................              26,919        379,041
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                           Shares
Common Stocks                                               Held        Value
--------------------------------------------------------------------------------
United Kingdom (concluded)
Metals & Mining--0.2%
Anglo American Plc...........................              12,314    $   747,477
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--0.7%
BP Plc.......................................              86,939      1,062,417
Royal Dutch Shell Plc (d)....................               1,300        109,460
Royal Dutch Shell Plc Class B................              30,140      1,256,408
                                                                     -----------
                                                                       2,428,285
--------------------------------------------------------------------------------
Pharmaceuticals--0.2%
GlaxoSmithKline Plc..........................              22,951        582,877
--------------------------------------------------------------------------------
Tobacco--0.3%
British American Tobacco Plc.................              20,459        799,806
--------------------------------------------------------------------------------
Wireless Telecommunication Services--0.6%
Vodafone Group Plc...........................             451,663      1,695,507
Vodafone Group Plc (d).......................              11,322        422,537
                                                                     -----------
                                                                       2,118,044
--------------------------------------------------------------------------------
Total Common Stocks in the United Kingdom                             10,483,834
================================================================================
United States--26.0%
Aerospace & Defense--0.2%
Boeing Co....................................               1,700        148,682
General Dynamics Corp........................               1,800        160,182
Goodrich Corp................................                 200         14,122
Honeywell International, Inc.................                 200         12,314
L-3 Communications Holdings, Inc.............                 100         10,594
Lockheed Martin Corp.........................                 100         10,526
Northrop Grumman Corp........................                 100          7,864
Raytheon Co..................................                 200         12,140
Spirit Aerosystems Holdings, Inc.
  Class A (b)................................               5,100        175,950
                                                                     -----------
                                                                         552,374
--------------------------------------------------------------------------------
Air Freight & Logistics--0.0%
FedEx Corp...................................                 800         71,336
--------------------------------------------------------------------------------
Airlines--0.0%
Continental Airlines, Inc. Class B (b).......                 200          4,450
--------------------------------------------------------------------------------
Auto Components--0.0%
Johnson Controls, Inc........................                 300         10,812
WABCO Holdings, Inc..........................                  66          3,306
                                                                     -----------
                                                                          14,118
--------------------------------------------------------------------------------
Automobiles--0.1%
General Motors Corp..........................               6,800        169,252
--------------------------------------------------------------------------------
Beverages--0.2%
The Coca-Cola Co.............................               8,400        515,508
Coca-Cola Enterprises, Inc...................                 600         15,618
Constellation Brands, Inc. Class A (b).......               6,100        144,204
Pepsi Bottling Group, Inc....................                 400         15,784
PepsiAmericas, Inc...........................               2,900         96,628
                                                                     -----------
                                                                         787,742
--------------------------------------------------------------------------------
Biotechnology--0.0%
Senomyx, Inc. (b)............................               7,300         54,677
--------------------------------------------------------------------------------
Capital Markets--0.7%
The Bank of New York Mellon Corp.............              18,913        922,198
The Goldman Sachs Group, Inc.................                 100         21,505
Morgan Stanley...............................                 100          5,311
Northern Trust Corp..........................              13,600      1,041,488
State Street Corp............................               6,200        503,440
                                                                     -----------
                                                                       2,493,942
--------------------------------------------------------------------------------
Chemicals--0.1%
Albemarle Corp...............................                 300         12,375
Celanese Corp. Series A......................                 400         16,928
E.I. du Pont de Nemours & Co.................               3,850        169,747
Lubrizol Corp................................                 200         10,832
                                                                     -----------
                                                                         209,882
--------------------------------------------------------------------------------
Commercial Banks--0.0%
Wells Fargo & Co.............................               2,700         81,513
--------------------------------------------------------------------------------
Commercial Services & Supplies--0.0%
Dun & Bradstreet Corp........................                 100          8,863
Manpower, Inc................................                 100          5,690
Republic Services, Inc. Class A..............                 400         12,540
                                                                     -----------
                                                                          27,093
--------------------------------------------------------------------------------
Communications Equipment--1.6%
3Com Corp. (b)...............................             118,100        533,812
Ciena Corp. (b)..............................              21,900        747,009
Cisco Systems, Inc. (b)......................              70,400      1,905,728
Comverse Technology, Inc. (b)................              44,600        769,350
Extreme Networks, Inc. (b)...................              14,300         50,622
JDS Uniphase Corp. (b).......................               4,737         63,002
Juniper Networks, Inc. (b)...................                 400         13,280
Motorola, Inc................................              25,100        402,604
Polycom, Inc. (b)............................              12,700        352,806
QUALCOMM, Inc................................              16,500        649,275
Tellabs, Inc. (b)............................               5,100         33,354
                                                                     -----------
                                                                       5,520,842
--------------------------------------------------------------------------------
Computers & Peripherals--1.3%
Apple Inc. (b)...............................              10,800      2,139,264
EMC Corp. (b)................................                 600         11,118
Hewlett-Packard Co...........................               8,971        452,856
International Business Machines Corp.........              12,600      1,362,060
Lexmark International, Inc. Class A (b)......               2,100         73,206
NCR Corp. (b)................................                 200          5,020
Seagate Technology...........................                 500         12,750
Sun Microsystems, Inc. (b)...................              15,287        277,153
Teradata Corp. (b)...........................                 200          5,482
Western Digital Corp. (b)....................                 500         15,105
                                                                     -----------
                                                                       4,354,014
--------------------------------------------------------------------------------
Construction & Engineering--0.4%
Foster Wheeler Ltd. (b)......................               6,816      1,056,616
KBR, Inc. (b)................................               4,526        175,609
                                                                     -----------
                                                                       1,232,225
--------------------------------------------------------------------------------
Consumer Finance--0.0%
Discover Financial Services..................                  50            754
SLM Corp.....................................               2,600         52,364
                                                                     -----------
                                                                          53,118
--------------------------------------------------------------------------------
Containers & Packaging--0.1%
Crown Holdings, Inc. (b).....................              10,600        271,890
Owens-Illinois, Inc. (b).....................                 300         14,850
Smurfit-Stone Container Corp. (b)............               9,800        103,488
                                                                     -----------
                                                                         390,228
--------------------------------------------------------------------------------
Distributors--0.0%
Genuine Parts Co.............................                 300         13,890
--------------------------------------------------------------------------------
Diversified Financial Services--0.3%
Citigroup, Inc...............................              23,200        683,008
JPMorgan Chase & Co..........................               5,000        218,250
                                                                     -----------
                                                                         901,258
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                           Shares
Common Stocks                                               Held        Value
--------------------------------------------------------------------------------
United States (continued)
Diversified Telecommunication Services--0.6%
AT&T Inc.....................................              19,122     $  794,710
AboveNet, Inc. (b)(g)........................                  65          5,070
CenturyTel, Inc..............................                 200          8,292
Embarq Corp..................................               1,412         69,936
General Communication, Inc. Class A (b)......               4,700         41,125
Qwest Communications International Inc. (b)..               1,100          7,711
Verizon Communications, Inc..................              27,000      1,179,630
Windstream Corp..............................               6,671         86,856
                                                                      ----------
                                                                       2,193,330
--------------------------------------------------------------------------------
Electric Utilities--0.4%
Duke Energy Corp.............................                 700         14,119
Edison International.........................                 200         10,674
Exelon Corp..................................               6,300        514,332
Mirant Corp. (b).............................               9,800        382,004
PPL Corp.....................................              10,700        557,363
                                                                      ----------
                                                                       1,478,492
--------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.1%
Avnet, Inc. (b)..............................                 300         10,491
Tyco Electronics Ltd.........................               6,008        223,077
                                                                      ----------
                                                                         233,568
--------------------------------------------------------------------------------
Energy Equipment & Services--1.3%
Baker Hughes, Inc............................               1,100         89,210
Complete Production Services, Inc. (b).......              11,800        212,046
ENSCO International, Inc.....................               4,000        238,480
Grant Prideco, Inc. (b)......................              11,900        660,569
Halliburton Co...............................               8,554        324,282
Key Energy Services, Inc. (b)................               7,300        105,047
Nabors Industries Ltd. (b)...................               1,500         41,085
National Oilwell Varco, Inc. (b).............               5,800        426,068
Noble Corp...................................               4,000        226,040
Schlumberger Ltd.............................               7,450        732,857
Smith International, Inc.....................               7,300        539,105
Transocean, Inc. (b).........................               4,723        676,097
Weatherford International Ltd. (b)...........               1,500        102,900
                                                                      ----------
                                                                       4,373,786
--------------------------------------------------------------------------------
Food & Staples Retailing--0.2%
CVS/Caremark Corp............................               6,234        247,802
The Kroger Co................................                 400         10,684
SUPERVALU INC................................               3,172        119,013
Wal-Mart Stores, Inc.........................               2,900        137,837
                                                                      ----------
                                                                         515,336
--------------------------------------------------------------------------------
Food Products--0.2%
ConAgra Foods, Inc...........................               8,200        195,078
Kraft Foods, Inc.............................              12,098        394,758
Sara Lee Corp................................               6,100         97,966
Tyson Foods, Inc. Class A....................                 400          6,132
                                                                      ----------
                                                                         693,934
--------------------------------------------------------------------------------
Gas Utilities--0.0%
Oneok, Inc...................................                 200          8,954
--------------------------------------------------------------------------------
Health Care Equipment & Supplies--0.3%
Baxter International, Inc....................               3,100        179,955
Boston Scientific Corp. (b)..................              12,700        147,701
Covidien Ltd.................................               6,008        266,094
Medtronic, Inc...............................               7,800        392,106
                                                                      ----------
                                                                         985,856
--------------------------------------------------------------------------------
Health Care Providers & Services--0.8%
Aetna, Inc...................................               6,000        346,380
AmerisourceBergen Corp.......................               3,200        143,584
Cigna Corp...................................               2,900        155,817
Coventry Health Care, Inc. (b)...............               1,300         77,025
DaVita, Inc. (b).............................               3,000        169,050
Express Scripts, Inc. (b)....................                 200         14,600
Health Net, Inc. (b).........................                 200          9,660
HealthSouth Corp. (b)........................               5,320        111,720
Humana, Inc. (b).............................               2,200        165,682
McKesson Corp................................               3,100        203,081
Medco Health Solutions, Inc. (b).............               3,100        314,340
PharMerica Corp. (b).........................                 266          3,692
Sierra Health Services, Inc. (b).............                 400         16,784
UnitedHealth Group, Inc......................               7,300        424,860
WellPoint, Inc. (b)..........................               4,400        386,012
                                                                      ----------
                                                                       2,542,287
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.5%
McDonald's Corp..............................              10,400        612,664
Panera Bread Co. Class A (b).................              32,300      1,156,986
                                                                      ----------
                                                                       1,769,650
--------------------------------------------------------------------------------
Household Durables--0.0%
Mohawk Industries, Inc. (b)..................                 200         14,880
--------------------------------------------------------------------------------
Household Products--0.6%
Energizer Holdings, Inc. (b).................                 100         11,213
The Procter & Gamble Co......................              29,300      2,151,206
                                                                      ----------
                                                                       2,162,419
--------------------------------------------------------------------------------
IT Services--0.0%
Accenture Ltd. Class A.......................                 300         10,809
Computer Sciences Corp. (b)..................                 200          9,894
DST Systems, Inc. (b)........................                 200         16,510
Electronic Data Systems Corp.................                 400          8,292
                                                                      ----------
                                                                          45,505
--------------------------------------------------------------------------------
Independent Power Producers & Energy
Traders--0.1%
The AES Corp. (b)............................               9,800        209,622
Dynegy, Inc. Class A (b).....................              16,832        120,180
NRG Energy, Inc. (b).........................               1,700         73,678
                                                                      ----------
                                                                         403,480
--------------------------------------------------------------------------------
Industrial Conglomerates--1.3%
General Electric Co..........................             107,600      3,988,732
Tyco International Ltd.......................               6,008        238,217
                                                                      ----------
                                                                       4,226,949
--------------------------------------------------------------------------------
Insurance--2.3%
ACE Ltd......................................              11,900        735,182
The Allstate Corp............................               4,600        240,258
American International Group, Inc............              38,200      2,227,060
Assurant, Inc................................               3,900        260,910
Axis Capital Holdings Ltd....................                 300         11,691
CNA Financial Corp...........................                 300         10,116
Chubb Corp...................................                 200         10,916
Darwin Professional Underwriters, Inc. (b)...               2,100         50,757
Endurance Specialty Holdings Ltd.............              14,000        584,220
Everest Re Group Ltd.........................               1,400        140,560
Fidelity National Title Group, Inc. Class A..              45,100        658,911
Genworth Financial, Inc. Class A.............                 300          7,635
Hartford Financial Services Group, Inc.......               3,900        340,041

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                           Shares
Common Stocks                                               Held        Value
--------------------------------------------------------------------------------
United States (continued)
Insurance (concluded)
IPC Holdings, Ltd............................               7,700    $   222,299
Lincoln National Corp........................                 200         11,644
Loews Corp...................................                 300         15,102
Marsh & McLennan Cos., Inc...................               4,200        111,174
Platinum Underwriters Holdings Ltd...........               6,000        213,360
Prudential Financial, Inc....................               2,000        186,080
RenaissanceRe Holdings Ltd...................               3,900        234,936
The Travelers Cos., Inc......................              11,722        630,644
XL Capital Ltd. Class A......................              15,018        755,556
                                                                     -----------
                                                                       7,659,052
--------------------------------------------------------------------------------
Internet & Catalog Retail--0.0%
Expedia, Inc. (b)............................                 600         18,972
Liberty Media Holding Corp.--
  Interactive (b)............................                 829         15,817
                                                                     -----------
                                                                          34,789
--------------------------------------------------------------------------------
Internet Software & Services--0.4%
eBay, Inc. (b)...............................               9,400        311,986
Google, Inc. Class A (b).....................               1,300        898,924
                                                                     -----------
                                                                       1,210,910
--------------------------------------------------------------------------------
Leisure Equipment & Products--0.0%
Hasbro, Inc..................................                 400         10,232
--------------------------------------------------------------------------------
Life Sciences Tools & Services--0.2%
Applera Corp.--Applied Biosystems Group......                 400         13,568
Thermo Fisher Scientific, Inc. (b)...........               2,300        132,664
Waters Corp. (b).............................               4,550        359,769
                                                                     -----------
                                                                         506,001
--------------------------------------------------------------------------------
Machinery--0.0%
AGCO Corp. (b)...............................                 300         20,394
Cummins, Inc.................................                 100         12,737
Deere & Co...................................                 200         18,624
ITT Corp.....................................                 200         13,208
Ingersoll-Rand Co. Class A...................                 300         13,941
Parker Hannifin Corp.........................                 150         11,297
SPX Corp.....................................                 200         20,570
                                                                     -----------
                                                                         110,771
--------------------------------------------------------------------------------
Marine--0.2%
American Commercial Lines, Inc. (b)..........              37,900        615,496
--------------------------------------------------------------------------------
Media--0.5%
CBS Corp. Class B............................                 400         10,900
Comcast Corp. Class A (b)....................              69,217      1,263,902
Discovery Holding Co. (b)....................               1,080         27,151
Idearc, Inc..................................               1,384         24,303
Liberty Media Holding Corp.--Capital (b)......                  4            466
Time Warner, Inc.............................               8,800        145,288
Viacom, Inc. Class B (b).....................               3,727        163,690
Virgin Media, Inc............................               7,632        130,812
                                                                     -----------
                                                                       1,766,512
--------------------------------------------------------------------------------
Metals & Mining--0.7%
AK Steel Holding Corp. (b)...................                 300         13,872
Alcoa, Inc...................................              11,200        409,360
Freeport-McMoRan Copper & Gold, Inc.
  Class B....................................               3,000        307,320
Newmont Mining Corp..........................              32,600      1,591,858
United States Steel Corp.....................                 100         12,091
                                                                     -----------
                                                                       2,334,501
--------------------------------------------------------------------------------
Multi-Utilities--0.0%
CMS Energy Corp..............................               8,500        147,730
CenterPoint Energy, Inc......................                 600         10,278
Sempra Energy................................                 200         12,376
                                                                     -----------
                                                                         170,384
--------------------------------------------------------------------------------
Multiline Retail--0.0%
Big Lots, Inc. (b)...........................                 500          7,995
Family Dollar Stores, Inc....................                 300          5,769
                                                                     -----------
                                                                          13,764
--------------------------------------------------------------------------------
Office Electronics--0.0%
Xerox Corp...................................               9,800        158,662
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--3.5%
Alliance Resource Partners LP................               5,200        188,604
Anadarko Petroleum Corp......................               3,000        197,070
Apache Corp..................................               3,000        322,620
Aventine Renewable Energy Holdings, Inc. (b).               4,800         61,248
CNX Gas Corp. (b)............................               1,600         51,120
Chevron Corp.................................               9,926        926,394
ConocoPhillips...............................               8,150        719,645
Consol Energy, Inc...........................              24,000      1,716,480
Devon Energy Corp............................               6,674        593,385
El Paso Corp.................................              98,100      1,691,244
Exxon Mobil Corp.............................              22,743      2,130,792
Foundation Coal Holdings, Inc................              12,400        651,000
Hess Corp....................................               3,600        363,096
Marathon Oil Corp............................               6,000        365,160
Murphy Oil Corp..............................               4,000        339,360
Noble Energy, Inc............................                 200         15,904
Occidental Petroleum Corp....................               6,300        485,037
Patriot Coal Corp. (b).......................               1,160         48,418
Peabody Energy Corp..........................              11,600        715,024
Rosetta Resources, Inc. (b)(j)...............               9,600        190,368
Stone Energy Corp. (b).......................               3,150        147,767
Sunoco, Inc..................................                 200         14,488
Valero Energy Corp...........................                 200         14,006
                                                                     -----------
                                                                      11,948,230
--------------------------------------------------------------------------------
Paper & Forest Products--0.1%
International Paper Co.......................               7,700        249,326
--------------------------------------------------------------------------------
Personal Products--0.1%
Avon Products, Inc...........................               5,200        205,556
--------------------------------------------------------------------------------
Pharmaceuticals--1.9%
Abbott Laboratories..........................               4,700        263,905
Bristol-Myers Squibb Co......................              25,600        678,912
Eli Lilly & Co...............................               3,700        197,543
Johnson & Johnson............................              36,800      2,454,560
Merck & Co., Inc.............................              11,900        691,509
Pfizer, Inc..................................              58,250      1,324,023
Schering-Plough Corp.........................              14,500        386,280
Valeant Pharmaceuticals International (b)....              11,400        136,458
Wyeth........................................               6,500        287,235
                                                                     -----------
                                                                       6,420,425
--------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)--0.0%
Ventas, Inc..................................               2,317        104,844
--------------------------------------------------------------------------------
Real Estate Management & Development--0.2%
The St. Joe Co...............................              18,300        649,833
--------------------------------------------------------------------------------
Road & Rail--1.7%
Burlington Northern Santa Fe Corp............              32,600      2,713,298
CSX Corp.....................................                 300         13,194
Norfolk Southern Corp........................              12,600        635,544
Union Pacific Corp...........................              20,100      2,524,962
                                                                     -----------
                                                                       5,886,998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                           Shares
Common Stocks                                               Held        Value
--------------------------------------------------------------------------------
United States (concluded)
Semiconductors & Semiconductor Equipment--0.2%
Applied Materials, Inc.......................              11,900   $    211,344
Genesis Microchip, Inc. (b)..................              12,300        105,411
Intel Corp...................................              13,400        357,244
Intersil Corp. Class A.......................                 400          9,792
LSI Logic Corp. (b)..........................               3,857         20,481
Novellus Systems, Inc. (b)...................                 400         11,028
Nvidia Corp. (b).............................                 400         13,608
Texas Instruments, Inc.......................                 500         16,700
                                                                    ------------
                                                                         745,608
--------------------------------------------------------------------------------
Software--1.7%
BMC Software, Inc. (b).......................                 300         10,692
CA, Inc......................................              39,335        981,408
Cadence Design Systems, Inc. (b).............                 500          8,505
Microsoft Corp...............................             125,100      4,453,560
Novell, Inc. (b).............................               8,900         61,143
Oracle Corp. (b).............................                 600         13,548
Synopsys, Inc. (b)...........................                 500         12,965
TIBCO Software, Inc. (b).....................              35,700        288,099
                                                                    ------------
                                                                       5,829,920
--------------------------------------------------------------------------------
Specialty Retail--0.0%
Circuit City Stores, Inc.....................               8,000         33,600
--------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods--0.0%
Hanesbrands, Inc. (b)........................                 762         20,704
Unifi, Inc. (b)..............................              30,700         74,294
                                                                    ------------
                                                                          94,998
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance--0.2%
Fannie Mae...................................              17,600        703,648
--------------------------------------------------------------------------------
Tobacco--0.2%
Altria Group, Inc............................               6,500        491,270
Loews Corp.--Carolina Group...................                200         17,060
                                                                    ------------
                                                                         508,330
--------------------------------------------------------------------------------
Trading Companies & Distributors--0.0%
W.W. Grainger, Inc...........................                 200         17,504
--------------------------------------------------------------------------------
Transportation Infrastructure--0.3%
Macquarie Infrastructure Co. LLC.............              22,900        928,137
--------------------------------------------------------------------------------
Wireless Telecommunication Services--0.2%
Sprint Nextel Corp...........................              43,250        567,873
Telephone & Data Systems, Inc................                 200         12,520
U.S. Cellular Corp. (b)......................                 100          8,410
                                                                    ------------
                                                                         588,803
--------------------------------------------------------------------------------
Total Common Stocks in the United States                              88,087,214
================================================================================
Total Common Stocks
(Cost--$142,741,256)--57.9%                                          196,151,582
--------------------------------------------------------------------------------
================================================================================
Preferred Stocks
--------------------------------------------------------------------------------
United States--0.4%
Insurance--0.1%
IPC Holdings, Ltd., 7.25% (c)................               1,500         39,750
Metlife, Inc. Series B, 6.375% (c)...........               8,100        247,779
                                                                    ------------
                                                                         287,529
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--0.1%
El Paso Corp., 4.99% (c)(j)..................                 190        267,116
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance--0.2%
Fannie Mae Series 2004-1, 5.375% (c).........                   9        760,941
--------------------------------------------------------------------------------
Total Preferred Stocks
(Cost--$1,327,125)--0.4%                                               1,315,586
================================================================================

Exchange-Traded Funds
--------------------------------------------------------------------------------
United States--3.3%
Consumer Staples Select Sector SPDR Fund.....              26,400        760,320
Health Care Select Sector SPDR Fund..........              26,500        935,715
iShares Dow Jones US Telecommunications
  Sector Index Fund..........................              12,900        380,808
iShares Dow Jones US Utilities Sector
  Index Fund.................................               1,000        102,800
iShares Silver Trust (b).....................               5,500        808,335
streetTRACKS(R) Gold Trust (b)...............              77,100      6,349,956
Telecom HOLDRs Trust.........................               3,300        125,301
Utilities Select Sector SPDR Fund............              36,600      1,549,278
Vanguard Telecommunication Services ETF......                 400         30,108
--------------------------------------------------------------------------------
Total Exchange-Traded Funds
(Cost--$9,114,327)--3.3%                                              11,042,621
--------------------------------------------------------------------------------

================================================================================
Mutual Funds
--------------------------------------------------------------------------------
Vietnam--0.4%
Vietnam Enterprise Investments Ltd.--
  R Shares (b)...............................             137,875        703,163
Vinaland Ltd. (b)............................             441,100        617,540
--------------------------------------------------------------------------------
Total Mutual Funds
(Cost--$1,090,727)--0.4%                                               1,320,703
--------------------------------------------------------------------------------

================================================================================
Warrants (k)
--------------------------------------------------------------------------------
Canada--0.0%
Metals & Mining--0.0%
Peak Gold Ltd. (expires 4/03/2012)...........              30,000          5,775
--------------------------------------------------------------------------------
Total Warrants in Canada                                                   5,775
================================================================================
United States--0.0%
Diversified Telecommunication Services--0.0%
AboveNet, Inc. (expires 9/08/2008)...........                 329         18,095
AboveNet, Inc. (expires 9/08/2010)...........                 387         19,350
                                                                    ------------
                                                                          37,445
--------------------------------------------------------------------------------
Paper & Forest Products--0.0%
Mandra Forestry Finance Ltd.
  (expires 5/15/2013)........................                 475              0
--------------------------------------------------------------------------------
Total Warrants in the United States                                       37,445
--------------------------------------------------------------------------------
Total Warrants
(Cost--$88,328)--0.0%                                                     43,220
--------------------------------------------------------------------------------
================================================================================
Rights
--------------------------------------------------------------------------------
Hong Kong--0.0%
Real Estate Management & Development--0.0%
Wharf Holdings Ltd. (l)......................               8,750         12,007
--------------------------------------------------------------------------------
Total Rights
(Cost--$0)--0.0%                                                          12,007
--------------------------------------------------------------------------------
================================================================================
Fixed Income Securities
--------------------------------------------------------------------------------
                                                            Face
Corporate Bonds                                            Amount
--------------------------------------------------------------------------------
Brazil--0.1%
Commercial Banks--0.1%
--------------------------------------------------------------------------------
Banco Nacional de Desenvolvimento Economico
  e Social, 5.33% due 6/16/2008 (a)..........    USD      100,000         99,400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                            Face
Corporate Bonds                                            Amount       Value
--------------------------------------------------------------------------------
Brazil (concluded)
Food Products--0.0%
Cosan Finance Ltd., 7% due 2/01/2017 (j).....    USD      100,000     $   93,750
--------------------------------------------------------------------------------
Total Corporate Bonds in Brazil                                          193,150
================================================================================
Canada--0.0%
Wireless Telecommunication Services--0.0%
Rogers Wireless Communications, Inc.,
  7.625% due 12/15/2011......................    CAD      100,000        109,223
--------------------------------------------------------------------------------
Total Corporate Bonds in Canada                                          109,223
================================================================================
Chile--0.3%
Electric Utilities--0.3%
Empresa Electrica del Norte Grande SA,
  7% due 11/05/2017 (i)(n)...................    USD    1,023,822      1,005,905
--------------------------------------------------------------------------------
Total Corporate Bonds in Chile                                         1,005,905
================================================================================
China--0.3%
Automobiles--0.1%
Brilliance China Finance Ltd.,
  0% due 6/07/2011 (c)(o)....................             290,000        344,752
--------------------------------------------------------------------------------
Food Products--0.2%
Chaoda Modern Agriculture Holdings Ltd.:
  7.75% due 2/08/2010........................             260,000        257,400
  0% due 5/08/2011 (c)(o)....................    HKD    1,650,000        271,124
                                                                      ----------
                                                                         528,524
--------------------------------------------------------------------------------
Total Corporate Bonds in China                                           873,276
================================================================================
Europe--0.6%
Commercial Banks--0.6%
European Investment Bank (o):
  0% due 5/01/2008...........................    BRL      500,000        271,953
  0% due 9/12/2008 (j).......................           1,850,425        961,984
  0% due 9/21/2010 (j).......................           2,200,000        891,320
--------------------------------------------------------------------------------
Total Corporate Bonds in Europe                                        2,125,257
================================================================================
France--0.5%
Commercial Banks--0.5%
ERAP, 3.375% due 4/25/2008...................    EUR    1,050,000      1,531,231
--------------------------------------------------------------------------------
Total Corporate Bonds in France                                        1,531,231
================================================================================
Germany--0.6%
Commercial Banks--0.6%
KfW--Kreditanstalt fuer Wiederaufbau:
  4.50% due 12/07/2008.......................    GBP      250,000        494,345
  4.25% due 7/04/2014........................    EUR      750,000      1,093,523
Norddeutsche Landesbank Girozentrale,
  0.45% due 1/19/2009........................    JPY   50,000,000        445,723
--------------------------------------------------------------------------------
Total Corporate Bonds in Germany                                       2,033,591
================================================================================
Hong Kong--0.2%
Industrial Conglomerates--0.1%
Hutchison Whampoa International 03/33 Ltd.,
  5.45% due 11/24/2010.......................    USD      250,000        254,063
--------------------------------------------------------------------------------
Real Estate Management & Development--0.1%
Hongkong Land CB 2005 Ltd.,
  2.75% due 12/21/2012 (c)...................             200,000        279,000
--------------------------------------------------------------------------------
Total Corporate Bonds in Hong Kong                                       533,063
================================================================================
India--0.9%
Automobiles--0.1%
Tata Motors Ltd., 1% due 4/27/2011 (c).......             270,000        325,345
--------------------------------------------------------------------------------
Beverages--0.0%
McDowell & Co. Ltd., 2% due 3/30/2011 (c)....              30,000         81,600
--------------------------------------------------------------------------------
Metals & Mining--0.1%
Gujarat NRE Coke Ltd.,
  0% due 4/12/2011 (c)(o)....................             200,000        420,000
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance--0.2%
Housing Development Finance Corp.,
  0% due 9/27/2010 (c)(o)....................             200,000        434,000
--------------------------------------------------------------------------------
Transportation Infrastructure--0.1%
Punj Lloyd Ltd., 0% due 4/08/2011 (c)(o).....             200,000        410,000
--------------------------------------------------------------------------------
Wireless Telecommunication Services--0.4%
Reliance Communications Ltd. (c)(o):
  0% due 5/10/2011...........................             175,000        303,828
  0% due 3/01/2012...........................             800,000      1,082,000
                                                                      ----------
                                                                       1,385,828
--------------------------------------------------------------------------------
Total Corporate Bonds in India                                         3,056,773
================================================================================
Japan--0.4%
Commercial Banks--0.4%
The Bank of Kyoto Ltd. Series 1,
  1.90% due 9/30/2009 (c)....................    JPY   32,000,000        600,333
International Bank for Reconstruction
  & Development Series 670,
  2% due 2/18/2008...........................          75,000,000        672,102
The Mie Bank Ltd.,
  1% due 10/31/2011 (c)......................           6,000,000         61,227
                                                                      ----------
                                                                       1,333,662
--------------------------------------------------------------------------------
Insurance--0.0%
ASIF II, 1.20% due 3/20/2008.................          10,000,000         89,475
--------------------------------------------------------------------------------
Total Corporate Bonds in Japan                                         1,423,137
================================================================================
Malaysia--0.8%
Diversified Financial Services--0.2%
Feringghi Capital Ltd.,
  0% due 12/22/2009 (c)(o)...................    USD      300,000        351,750
Johor Corp., 1% due 7/31/2009(n).............    MYR      825,000        296,870
                                                                      ----------
                                                                         648,620
--------------------------------------------------------------------------------
Diversified Telecommunication Services--0.3%
Rafflesia Capital Ltd.,
  1.25% due 10/04/2011 (a)(c)................    USD      900,000      1,124,514
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.1%
Berjaya Land BHD, 8% due 8/15/2011 (c).......    MYR      780,000        252,079
Resorts World BHD,
  0% due 9/19/2008 (c)(o)....................             230,000        100,151
                                                                      ----------
                                                                         352,230
--------------------------------------------------------------------------------
Multi-Utilities--0.2%
YTL Power Finance Cayman Ltd.,
  0% due 5/09/2010 (c)(o)....................    USD      500,000        708,745
--------------------------------------------------------------------------------
Total Corporate Bonds in Malaysia                                      2,834,109
================================================================================
Netherlands--0.1%
Semiconductors & Semiconductor
Equipment--0.1%
ASM International NV (c):
  4.25% due 12/06/2011.......................              30,000         37,511
  4.25% due 12/06/2011 (j)...................             100,000        121,125
--------------------------------------------------------------------------------
Total Corporate Bonds in the Netherlands                                 158,636
================================================================================
Singapore--0.2%
Oil, Gas & Consumable Fuels--0.1%
Enercoal Resources Series BUMI,
  0% due 6/22/2012 (c)(o)....................             200,000        464,000
--------------------------------------------------------------------------------
Real Estate Management & Development--0.1%
CapitaLand Ltd.,
  2.10% due 11/15/2016 (c)...................    SGD      250,000        192,648
Keppel Land Ltd.,
  2.50% due 6/23/2013 (c)....................             200,000        184,824
                                                                      ----------
                                                                         377,472
--------------------------------------------------------------------------------
Total Corporate Bonds in Singapore                                       841,472
================================================================================

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                            Face
Corporate Bonds                                            Amount       Value
--------------------------------------------------------------------------------
South Korea--0.1%
Wireless Telecommunication Services--0.1%
LG Telecom Ltd., 8.25% due 7/15/2009 (j).....    USD      350,000     $  356,349
--------------------------------------------------------------------------------
Total Corporate Bonds in South Korea                                     356,349
================================================================================
Sweden--0.1%
Diversified Financial Services--0.1%
Svensk Exportkredit AB,
  10.50% due 9/29/2015.......................    TRY      503,625        407,282
--------------------------------------------------------------------------------
Total Corporate Bonds in Sweden                                          407,282
================================================================================
Taiwan--0.0%
Insurance--0.0%
Shin Kong Financial Holding Co. Ltd., 0%
  due 6/17/2009 (c)(o).......................    USD       20,000         20,704
--------------------------------------------------------------------------------
Total Corporate Bonds in Taiwan                                           20,704
================================================================================
United Arab Emirates--0.7%
Oil, Gas & Consumable Fuels--0.3%
Dana Gas Sukuk Ltd.,
  7.50% due 10/31/2012 (c)...................             800,000        847,944
--------------------------------------------------------------------------------
Real Estate Management & Development--0.4%
Aldar Funding Ltd.,
  5.767% due 11/10/2011 (c)..................             700,000      1,400,000
--------------------------------------------------------------------------------
Total Corporate Bonds in the
United Arab Emirates                                                   2,247,944
================================================================================
United States--1.3%
Airlines--0.0%
Northwest Airlines, Inc. Series 1999-3-B,
  9.485% due 10/01/2016 (h)(i)...............             136,210         23,156
--------------------------------------------------------------------------------
Biotechnology--0.0%
Cell Genesys, Inc.,
  3.125% due 11/01/2011 (c)..................              60,000         43,350
Nabi Biopharmaceuticals,
  2.875% due 4/15/2025 (c)...................              80,000         70,000
                                                                      ----------
                                                                         113,350
--------------------------------------------------------------------------------
Commercial Banks--0.2%
Preferred Term Securities XXIV, Ltd.,
  5.965% due 3/22/2037 (c)(j)................             150,000        116,250
Preferred Term Securities XXV, Ltd.,
  5.758% due 6/22/2037 (c)...................             300,000        250,500
Preferred Term Securities XXVI, Ltd.,
  6.191% due 9/22/2037 (c)...................             140,000        112,700
Preferred Term Securities XXVII, Ltd.,
  6.29% due 12/22/2037 (c)...................             100,000         98,500
                                                                      ----------
                                                                         577,950
--------------------------------------------------------------------------------
Containers & Packaging--0.0%
Crown Cork & Seal Co., Inc.,
  7.50% due 12/15/2096.......................             150,000        123,000
--------------------------------------------------------------------------------
Diversified Financial Services--0.4%
General Electric Capital Corp.,
  1.032% due 1/15/2010 (a)...................  JPY    119,000,000      1,065,234
Triad Acquisition Corp. Series B,
  11.125% due 5/01/2013......................  USD         40,000         29,600
                                                                      ----------
                                                                       1,094,834
--------------------------------------------------------------------------------
Food Products--0.2%
IOI Capital BHD Series IOI,
  0% due 12/18/2011 (c)(o)...................             425,000        661,493
--------------------------------------------------------------------------------
Health Care Providers & Services--0.0%
Tenet Healthcare Corp.,
  9.25% due 2/01/2015........................             200,000        185,000
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.0%
Uno Restaurant Corp.,
  10% due 2/15/2011 (j)......................              90,000         66,600
--------------------------------------------------------------------------------
Independent Power Producers & Energy
Traders--0.1%
The AES Corp., 8.375% due 3/01/2011..........  GBP         84,000        166,375
Calpine Corp.,
  8.75% due 7/15/2013 (h)(j).................  USD        140,000        150,500
Calpine Generating Company LLC (h):
  9.07% due 4/01/2009........................               4,900            184
  11.07% due 4/01/2010 (i)...................             250,000         11,875
                                                                      ----------
                                                                         328,934
--------------------------------------------------------------------------------
Insurance--0.0%
Fortis Insurance NV,
  7.75% due 1/26/2008 (c)(j).................              97,000        159,809
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--0.1%
McMoRan Exploration Co. (c):
  5.25% due 10/06/2011.......................             200,000        218,500
  5.25% due 10/06/2011 (j)...................             125,000        136,563
                                                                      ----------
                                                                         355,063
--------------------------------------------------------------------------------
Paper & Forest Products--0.2%
Mandra Forestry,
  12% due 5/15/2013 (g)(j)...................             475,000        442,938
--------------------------------------------------------------------------------
Wireless Telecommunication Services--0.1%
Nextel Communications, Inc.,
  5.25% due 1/15/2010 (c)....................             350,000        346,500
--------------------------------------------------------------------------------
Total Corporate Bonds in the United States                             4,478,627
================================================================================
Total Corporate Bonds
(Cost--$20,012,889)--7.2%                                             24,229,729
--------------------------------------------------------------------------------

================================================================================
Asset-Backed Securities**
--------------------------------------------------------------------------------
Latitude CLO Ltd. Series 2005-1I Class SUB,
  13% due 12/15/2017.........................             100,000         79,710
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(Cost--$95,757)--0.0%                                                     79,710
--------------------------------------------------------------------------------

================================================================================
Foreign Government Obligations
--------------------------------------------------------------------------------
Australia Government International Bond
  Series 909, 7.50% due 9/15/2009............  AUD        435,000        385,918
Australian Government Bonds:
  8.75% due 8/15/2008........................             435,000        386,965
  Series 121, 5.25% due 8/15/2010............             875,000        738,526
Bank Negara Malaysia Monetary Notes,
  0% due 4/01/2008 (o).......................  MYR      2,500,000        755,065
Brazil Notas do Tesouro Nacional Series F:
  10% due 1/01/2012..........................  BRL        275,000        140,865
  10% due 1/01/2017..........................             318,000        149,975
Bundesrepublik Deutschland:
  4% due 7/04/2016...........................  EUR      3,100,000      4,439,417
  4.25% due 7/04/2017........................           2,280,000      3,317,082
Caisse d'Amortissement de la Dette Sociale,
  4% due 10/25/2014..........................             375,000        536,698
Canadian Government Bond:
  4% due 9/01/2010...........................  CAD        895,000        910,806
  4% due 6/01/2016...........................             275,000        279,168

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                             Face
Foreign Government Obligations                             Amount      Value
--------------------------------------------------------------------------------
Iceland Rikisbref,
  7.25% due 5/17/2013........................  ISK     27,000,000     $  374,492
Malaysia Government Bond:
  3.756% due 4/28/2011.......................  MYR      3,150,000        957,522
  Series 3/06, 3.869% due 4/13/2010..........           1,800,000        548,733
Netherlands Government Bond,
  3.75% due 7/15/2014........................  EUR        475,000        675,661
New Zealand Government Bond Series 216,
  4.50% due 2/14/2016 .......................  NZD        425,000        428,784
Poland Government Bond,
  3% due 8/24/2016...........................  PLN      2,250,000        928,599
Sweden Government Bond Series 3101,
  4% due 12/01/2008..........................  SEK      7,875,000      1,496,849
Unedic, 3.50% due 9/18/2008..................  EUR      1,050,000      1,523,009
United Kingdom Gilt:
  4.25% due 3/07/2011........................  GBP      2,160,000      4,279,239
  4% due 9/07/2016...........................           1,100,000      2,111,165
--------------------------------------------------------------------------------
Total Foreign Government Obligations
(Cost--$23,631,042)--7.5%                                             25,364,538
--------------------------------------------------------------------------------

================================================================================
U.S. Government & Agency Obligations
--------------------------------------------------------------------------------
United States--17.1%
Fannie Mae, 5.40% due 2/01/2008..............  USD         28,000         28,016
U.S. Treasury Inflation Indexed Bonds:
  0.875% due 4/15/2010.......................           3,694,414      3,682,004
  2.375% due 4/15/2011 (e)...................          10,025,729     10,450,259
  2% due 4/15/2012...........................             545,672        565,538
  1.875% due 7/15/2015.......................           3,523,015      3,590,999
  2% due 1/15/2016...........................          10,799,881     11,083,378
  2.50% due 7/15/2016........................           6,442,929      6,870,777
  2.625% due 7/15/2017.......................             504,015        543,824
  2.375% due 1/15/2027.......................           3,107,970      3,286,678
U.S. Treasury Notes:
  4.875% due 4/30/2008.......................             650,000        653,149
  4% due 6/15/2009...........................             750,000        759,785
  4.625% due 7/31/2009.......................           4,340,000      4,441,040
  4.75% due 3/31/2011........................           1,500,000      1,573,593
  4.875% due 5/31/2011.......................           4,850,000      5,111,444
  4.625% due 2/29/2012.......................           2,775,000      2,912,016
  4% due 11/15/2012..........................             375,000        385,107
  4.25% due 11/15/2014.......................           1,150,000      1,186,387
  4.25% due 11/15/2017.......................             850,000        864,809
--------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
(Cost--$54,136,257)--17.1%                                            57,988,803
--------------------------------------------------------------------------------

================================================================================
Structured Notes
--------------------------------------------------------------------------------
Brazil--1.0%
JPMorgan Chase & Co.
  (NTN--B Linked Notes) (f):
    6% due 8/15/2010.........................  BRL      4,989,302      2,697,781
    6% due 8/17/2010.........................           1,108,182        599,361
--------------------------------------------------------------------------------
Total Structured Notes in Brazil                                       3,297,142
================================================================================
Europe--0.8%
Goldman Sachs & Co. (Dow Jones
  EURO STOXX 50(R) Index Linked Notes),
  due 6/20/2008 (a)(f).......................  USD      1,230,000      1,386,722
JPMorgan Chase & Co. (Dow Jones
  EURO STOXX 50(R) Index Linked Notes),
  due 6/17/2008 (a)(f).......................           1,230,000      1,397,649
--------------------------------------------------------------------------------
Total Structured Notes in Europe                                       2,784,371
================================================================================
Taiwan--0.2%
UBS AG (Total Return TWD Linked Notes),
  due 12/01/2010 (f).........................             544,226        550,050
--------------------------------------------------------------------------------
Total Structured Notes in Taiwan                                         550,050
================================================================================
United States--1.7%
JPMorgan Chase & Co. (Bearish Buffered
  Return Enhanced Notes Linked Inversely to
  the S&P 500), due 5/04/2009 (m)............           2,000,000      2,076,200
Morgan Stanley (Bear Market PLUS S&P 500
  Linked Notes), due 5/07/2009 (m)...........           2,138,000      2,219,458
UBS AG (Gold Linked Notes),
  due 3/23/2009 (f)..........................             800,000        922,000
UBS AG (Risk Reversal Certificate Linked
  to the XAU/USD Exchange Rate),
  due 1/31/2008 (b)..........................             520,000        697,476
--------------------------------------------------------------------------------
Total Structured Notes in the United States                            5,915,134
================================================================================
Total Structured Notes
(Cost--$11,099,793)--3.7%                                             12,546,697
--------------------------------------------------------------------------------
Total Fixed Income Securities
(Cost--$108,975,738)--35.5%                                          120,209,477
--------------------------------------------------------------------------------

================================================================================
Short-Term Securities
--------------------------------------------------------------------------------
Canada--0.3%
Foreign Government Obligations--0.3%
Canada Treasury Bill, 0% due 3/20/2008 (o)...  CAD        850,000        854,082
--------------------------------------------------------------------------------
Total Short-Term Securities in Canada                                    854,082
================================================================================
Singapore--0.6%
Time Deposits--0.6%
SGD Time Deposit:
  1.95% due 1/11/2008........................  SGD        676,065        469,669
  2.12% due 1/11/2008........................             623,355        433,051
  1.88% due 1/18/2008........................           1,707,768      1,186,403
--------------------------------------------------------------------------------
Total Short-Term Securities in Singapore                               2,089,123
================================================================================
United States--1.6%
Time Deposits--0.0%
Brown Brothers Harriman & Co.,
  2.53% due 1/02/2008........................  USD         92,469         92,469
--------------------------------------------------------------------------------
U.S. Government Obligations--1.6%
U.S. Treasury Bills:
  2.32% due 1/03/2008........................              50,000         49,994
  3.65% due 2/07/2008........................           4,000,000      3,985,344
  3.07% due 2/14/2008........................           1,500,000      1,494,527
--------------------------------------------------------------------------------
Total Short-Term Securities
in the United States                                                   5,622,334
================================================================================
Total Short-Term Securities
(Cost--$8,438,761)--2.5%                                               8,565,539
================================================================================

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                        Number of
Options Purchased                                       Contracts      Value
--------------------------------------------------------------------------------
Call Options Purchased
Bristol-Myers Squibb Co., expiring
  January 2009 at USD 35.....................                 150   $      5,850
The Gap, Inc., expiring January 2008
  at USD 22.5................................                 174          6,525
General Motors Corp.:
  expiring January 2010 at USD 50............                  83          7,429
  expiring January 2010 at USD 60............                  42          1,827
Goldcorp, Inc., expiring January 2008
  at USD 32.5................................                 153         34,425
Medtronic, Inc.:
  expiring January 2009 at USD 50............                  22         13,090
  expiring January 2009 at USD 60............                  71         15,087
Newmont Mining Corp.:
  expiring January 2008 at USD 50............                  87         10,005
  expiring January 2008 at USD 55............                 174          3,915
                                                                    ------------
                                                                          98,153
--------------------------------------------------------------------------------
Put Options Purchased
Black & Decker Corp., expiring
  February 2008 at USD 80....................                  12         12,960
Carnival Corp.:
  expiring January 2008 at USD 40............                 155          2,325
  expiring April 2008 at USD 40..............                 146         19,345
J.B. Hunt Transport Services, Inc.,
  expiring February 2008 at USD 22.5.........                  87          3,480
Masco Corp., expiring January 2008
  at USD 22.5................................                 155         22,087
Royal Caribbean Cruises Ltd.,
  expiring March 2008 at USD 35..............                 145         13,050
Russell 2000 Index:
  expiring January 2008 at USD 720...........                  24         12,960
  expiring January 2008 at USD 750...........                 135        176,850
  expiring March 2008 at USD 720.............                  94        224,190
  expiring March 2008 at USD 750.............                  63        211,680
S&P 500 Index:
  expiring March 2008 at USD 1,475...........                  32        194,880
  expiring March 2008 at USD 1,500...........                   5         35,950
The Sherwin-Williams Co.,
  expiring January 2008 at USD 60............                  70         20,825
Whirlpool Corp., expiring March 2008
  at USD 75..................................                  70         23,100
Williams-Sonoma, Inc., expiring
  February 2008 at USD 27.5..................                 140         36,750
Yen Call 2/8/95 64.75, expiring
  February 2008 at USD 106.9.................               1,215          8,290
                                                                    ------------
                                                                       1,018,722
--------------------------------------------------------------------------------
Total Options Purchased
(Premiums Paid--$1,569,057)--0.3%                                      1,116,875
--------------------------------------------------------------------------------
Total Investments Before Investments
Sold Short and Options Written
(Cost--$273,345,319*)--100.3%                                        339,777,610
--------------------------------------------------------------------------------
================================================================================
                                                           Shares
Investments Sold Short                                       Held
--------------------------------------------------------------------------------
Bed, Bath & Beyond, Inc. (b).................            (16,200)      (476,118)
Black & Decker, Corp.........................              (4,00)      (278,600)
iShares Russell 2000 Index Fund..............            (37,900)    (2,886,464)
Leggett & Platt Inc..........................            (22,200)      (387,168)
Masco Corp...................................            (32,200)      (695,842)
Sherwin Williams Co..........................            (17,200)      (998,288)
Williams Sonoma Inc..........................            (20,200)      (523,180)
--------------------------------------------------------------------------------
Total Investments Sold Short
(Proceeds--$6,641,217)--(1.8%)                                       (6,245,660)
--------------------------------------------------------------------------------

================================================================================
                                                        Number of
Options Written                                         Contracts
--------------------------------------------------------------------------------
Call Options Written
3Com Corp.,
  expiring January 2008 at USD 5.............                 555        (2,775)
American Commercial Lines, Inc.,
  expiring March 2008 at USD 17.5............                  76        (8,550)
Apple Inc., expiring
  January 2008 at USD 85.....................                 108    (1,223,640)
Burlington Northern Santa Fe Corp.:
  expiring January 2008 at USD 90............                  21          (473)
  expiring January 2008 at USD 95............                  53          (265)
  expiring January 2009 at USD 90............                  62       (45,570)
Ciena Corp.,
  expiring January 2008 at USD 30............                  54       (23,490)
  expiring January 2008 at USD 40............                 165        (2,063)
Circuit City Stores, Inc., expiring
  January 2009 at USD 5......................                  80        (8,200)
Comcast Corp. Class A, expiring
  April 2008 at USD 27.5.....................                 307        (1,535)
Comverse Technology, Inc.:
  expiring January 2008 at USD 17.5..........                 436       (18,530)
  expiring January 2008 at USD 20............                  10          (500)
Consol Energy, Inc., expiring
  January 2009 at USD 45.....................                  57      (171,570)
eBay, Inc.:
  expiring January 2008 at USD 20............                  46       (61,410)
  expiring January 2008 at USD 25............                  48       (40,080)
El Paso Corp., expiring
  January 2008 at USD 15.....................                  96       (21,840)
Exelon Corp., expiring
  January 2008 at USD 75.....................                  63       (44,415)
Foster Wheeler Ltd.:
  expiring January 2008 at USD 130...........                  25       (66,750)
  expiring January 2009 at USD 135...........                   7       (32,200)
Lexmark International, Inc. Class A,
  expiring January 2009 at USD 35............                  21       (12,495)
Motorola, Inc.,
  expiring January 2008 at USD 17.5..........                 108          (810)
  expiring January 2008 at USD 20............                 117          (234)
Norfolk Southern Corp.,
  expiring January 2008 at USD 50............                  63        (9,765)
  expiring January 2009 at USD 55............                  63       (28,665)
Nortel Networks Corp., expiring
  January 2008 at USD 22.5...................                 134          (670)
Novell, Inc., expiring January 2008
  at USD 7.5.................................                  52          (390)
Panera Bread Co. Class A:
  expiring January 2008 at USD 50............                  52          (260)
  expiring January 2008 at USD 55............                  91          (455)
  expiring January 2009 at USD 40............                 171       (81,225)

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                        Number of
Options Written                                         Contracts    Value
--------------------------------------------------------------------------------
Call Options Written (continued)
Peabody Energy Corp., expiring
  January 2008 at USD 40.....................                  75    $ (193,125)
Petroleo Brasileiro SA:
  expiring January 2008 at USD 52.5..........                  68      (428,740)
  expiring January 2008 at USD 55............                  50      (302,750)
Polycom, Inc., expiring January 2009
  at USD 30..................................                 127       (46,990)
QUALCOMM, Inc., expiring
  January 2008 at USD 40.....................                 165       (14,602)
Smith International, Inc., expiring
  January 2008 at USD 40.....................                  39      (132,405)
Sprint Nextel Corp.:
  expiring January 2008 at USD 20............                  69          (345)
  expiring January 2008 at USD 22.5..........                 147          (735)
The St. Joe Co.:
  expiring March 2008 at USD 35..............                  62       (18,445)
  expiring January 2009 at USD 35............                  72       (47,880)
  expiring January 2009 at USD 40............                  23       (10,120)
State Street Corp.:
  expiring May 2008 at USD 75................                  16       (19,280)
  expiring May 2008 at USD 80................                  16       (14,080)
Suncor Energy, Inc., expiring
  January 2008 at USD 75.....................                  43      (146,200)
TIBCO Software, Inc., expiring
  January 2008 at USD 10.....................                 171          (855)
Valeant Pharmaceuticals International,
  expiring January 2009 at USD 15............                 114       (11,970)
Xerox Corp., expiring January 2009
  at USD 20..................................                  98        (6,615)
                                                                    ------------
                                                                     (3,303,962)
--------------------------------------------------------------------------------
Put Options Written
Russell 2000 Index, expiring
  March 2008 at USD 670......................                  63       (79,380)
S&P 500 Index:
  expiring March 2008 at USD 1,400...........                  32      (116,160)
  expiring March 2008 at USD 1,425...........                   5       (21,650)
                                                                    ------------
                                                                       (217,190)
--------------------------------------------------------------------------------
Total Options Written
(Premiums Received--$2,003,618 )--(1.0%)                             (3,521,152)
--------------------------------------------------------------------------------
Total Investments, Net of Investments Sold Short and
Options Written (Cost--$264,700,484)--97.5%...................      330,010,798
Other Assets Less Liabilities--2.5%...........................        8,631,436
                                                                   -------------
Net Assets--100.0%                                                 $338,642,234
                                                                   =============

--------------------------------------------------------------------------------
* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

     Aggregate cost...........................................     $275,984,375
                                                                   =============
     Gross unrealized appreciation............................     $ 70,772,646
     Gross unrealized depreciation............................       (6,979,411)
                                                                   -------------
     Net unrealized appreciation..............................     $ 63,793,235
                                                                   =============

** Asset-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying instruments, the average life may be substantially less than the original maturity.

(a)   Floating rate security.

(b)   Non-income producing security.

(c)   Convertible security.

(d)   Depositary receipts.

(e) All or a portion of security held as collateral in connection with open financial futures contracts or short sales.

(f) Security represents an index linked note. The value of the instrument is derived from the price fluctuations in the underlying index.

(g)   Issued with warrants.

(h) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(i)   Subject to principal paydowns.

(j) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(k) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(l)   The rights may be exercised until January 4, 2008.

(m) Security represents an index linked note. The value of the instrument is inversely derived from the price fluctuations in the underlying index.

(n)   Represents a step bond.

(o)   Represents a zero coupon bond.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                                         Net           Interest
Affiliate                                             Activity          Income
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series..........................      $(14,658,732)        $381,847

BlackRock Liquidity Series, LLC
  Money Market Series........................                --         $    858
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

o     Forward foreign exchange contracts as of December 31, 2007 were as follows:
--------------------------------------------------------------------------------
                                  Foreign                           Unrealized
Foreign Currency                  Currency          Settlement     Appreciation
Purchased                           Sold               Date       (Depreciation)
--------------------------------------------------------------------------------
BRL            408,100       USD         230,396      1/03/08          $ (1,424)
USD            220,000       BRL         408,100      1/03/08            (8,972)
SGD            289,746       USD         200,711      1/04/08               649
USD            582,025       CAD         556,998      1/04/08            17,633
EUR          2,271,597       USD       3,331,683      1/10/08            (9,862)
EUR          6,763,000       USD       9,911,582      1/10/08           (21,855)
JPY         79,347,259       EUR         490,334      1/10/08            (5,888)
JPY         64,321,976       NZD         764,700      1/10/08           (11,272)
JPY        250,851,000       USD       2,287,531      1/10/08           (39,128)
JPY        598,024,000       USD       5,468,248      1/10/08          (108,524)
USD            600,000       EUR         408,133      1/10/08             3,176
USD            400,000       EUR         278,087      1/10/08            (6,654)
USD          5,306,503       GBP       2,632,007      1/10/08            68,827
CHF          3,646,740       USD       3,254,342      1/11/08           (30,816)
EUR            399,255       USD         586,566      1/11/08            (2,712)
USD            700,000       AUD         800,224      1/17/08            (9,070)
USD            600,000       HKD       4,676,280      1/17/08              (140)
CHF          1,005,969       GBP         434,000      1/18/08            26,183
CHF          1,098,900       USD       1,000,000      1/18/08           (28,178)
AUD          1,965,819       GBP         851,000      1/24/08            31,037
CHF          1,467,025       GBP         635,000      1/24/08            34,769
CHF          1,065,976       GBP         460,000      1/24/08            28,062
CHF            599,966       GBP         262,582      1/24/08             8,476
CHF            387,116       GBP         169,399      1/24/08             5,522
CHF          2,793,326       USD       2,474,817      1/25/08            (3,364)
JPY        878,982,245       USD       7,872,658      1/25/08            18,139
JPY        329,310,000       USD       2,946,477      1/25/08             9,804
JPY        265,176,000       USD       2,377,429      1/25/08             3,109
USD          1,000,000       JPY     112,956,000      1/25/08           (14,028)
USD            228,050       TRY         269,236      1/25/08               310
CAD             97,984       USD          97,655      1/31/08             1,665
NOK          2,208,715       USD         395,256      2/01/08            11,153
SEK            636,490       USD          96,767      2/01/08             1,745
AED            633,413       USD         175,000      2/21/08            (1,523)
INR          6,528,000       USD         150,000      4/23/08            14,805
VND      2,552,586,000       USD         159,000      5/08/08               434
VND      4,193,750,000       USD         262,000      5/21/08               (83)
AED            622,913       USD         175,000     11/24/08            (1,387)
--------------------------------------------------------------------------------
Total Unrealized Depreciation on Forward
Foreign Exchange Contracts--Net                                       $ (19,382)
                                                                      =========

o     Swaps outstanding as of December 31, 2007 were as follows:
--------------------------------------------------------------------------------
                                                                    Unrealized
                                                     Notional      Appreciation
                                                      Amount      (Depreciation)
--------------------------------------------------------------------------------
Pay (receive) a variable return based on the change in the since inception of the KOSPI 200
Index and receive a floating rate based on 0.00

Broker, Citibank, NA
Expires March 2008                               KRW   606,750,000      $ 2,221

Bought credit default protection on
United Mexican States and pay 1.12%

Broker, Credit Suisse First Boston
Expires May 2010                                 USD       140,000       (2,143)

Bought credit default protection on
DaimlerChrysler NA Holding Corp. and pay 0.53%

Broker, JPMorgan Chase
Expires June 2011                                EUR        95,000         (410)

Bought credit default protection on
Carnival Corp. and pay 0.25%

Broker, JPMorgan Chase
Expires September 2011                           USD       185,000          944

Bought credit default protection on
Whirlpool Corp. and pay 0.48%

Broker, JPMorgan Chase
Expires September 2011                           USD        50,000          117

Bought credit default protection on
McDonald's Corp. and pay 0.16%

Broker, JPMorgan Chase
Expires September 2011                           USD        50,000           (3)

Bought credit default protection on
JC Penney Corp., Inc. and pay 0.53%

Broker, JPMorgan Chase
Expires September 2011                           USD        50,000        1,435

Sold credit default protection on
General Motors Corp. and receive 7.15%

Broker, Deutsche Bank AG London
Expires September 2012                           USD        99,468          594

Sold credit default protection on
General Motors Corp. and receive 6.95%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2012                           USD        99,468          (71)
--------------------------------------------------------------------------------
Total                                                                   $ 2,684
                                                                        =======

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2007 (Concluded)    (in U.S. dollars)
================================================================================

o     Financial futures contracts purchased as of December 31, 2007 were as follows:
--------------------------------------------------------------------------------
                                                                    Unrealized
Number of                                 Expiration      Face     Appreciation
Contracts         Issue         Exchange     Date         Value   (Depreciation)
--------------------------------------------------------------------------------
    1       EuroDollar Future              September
                                 Chicago     2008      $  237,901      $  3,374
   47            2-Year                     March
           U.S. Treasury Bond    Chicago     2008      $9,892,510       (10,760)
--------------------------------------------------------------------------------
Total Unrealized Depreciation--Net                                     $ (7,386)
                                                                       =========

o     Financial futures contracts sold as of December 31, 2007 were as follows:
--------------------------------------------------------------------------------
                                                                    Unrealized
Number of                                  Expiration     Face     Appreciation
Contracts         Issue         Exchange      Date        Value   (Depreciation)
--------------------------------------------------------------------------------
   31           10-Year                       March
           U.S. Treasury Bond    Chicago      2008       $3,518,037    $  2,928
    4       DJ Euro Stoxx 50      Eurex       March
                               Deutschland    2008       $  259,453          85
    5        FTSE 100 Index                   March
                                  LIFFE       2008       $  648,379       5,911
    3        Japan 10-Year                    March
             Government Bond      Tokyo       2008       $3,684,210      10,308
    1       EuroDollar Future               September
                                 Chicago      2009       $  237,549      (3,326)
    1          Hang Seng                    January
              Index Future      Hong Kong     2008       $  182,088       3,118
    3       MSCI Singapore IX               January
               ETS Futures      Singapore     2008       $  176,007      (1,269)
   10         S&P 500 Index                  March
                                 Chicago      2008       $3,661,961     (32,003)
    6         MSCI Taiwan                   January
               Simex Index      Singapore    2008        $  193,416      (6,684)
--------------------------------------------------------------------------------
Total Unrealized Depreciation--Net                                     $(20,932)
                                                                       ========

  o   Currency Abbreviations:

        AED   United Arab Emirates Dirhmas      KRW       South Korean Won
        AUD   Australian Dollar                 MYR       Malaysian Ringgit
        BRL   Brazilian Real                    NOK       Norwegian Krone
        CAD   Canadian Dollar                   NZD       New Zealand Dollar
        CHF   Swiss Franc                       PLN       Polish Zloty
        EUR   Euro                              SEK       Swedish Krona
        GBP   British Pound                     SGD       Singapore Dollar
        HKD   Hong Kong Dollar                  TRY       Turkish Lira
        INR   Indian Rupee                      USD       U.S. Dollar
        ISK   Icelandic Krona                   VND       Vietnam Dong
        JPY   Japanese Yen

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of December 31, 2007
================================================================================

                                                              Face
U.S. Government Obligations                                 Amount     Value
--------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Bonds,
  3.50% due 1/15/2011 ..............................   $ 2,232,725  $  2,401,227
U.S. Treasury Notes:
  3.875% due 10/31/2012 ............................    13,000,000    13,254,917
  3.375% due 11/30/2012 ............................    10,400,000    10,365,066
  4.75% due 8/15/2017 ..............................     9,500,000    10,033,634
  4.25% due 11/15/2017 .............................    18,270,000    18,588,300
--------------------------------------------------------------------------------
Total U.S. Government Obligations
(Cost--$53,810,061)--35.3%                                            54,643,144
--------------------------------------------------------------------------------

================================================================================
U.S. Government Agency
Mortgage-Backed Securities+
--------------------------------------------------------------------------------
Fannie Mae Guaranteed Pass-Through Certificates:
  5.00% due 1/15/2038 (b) ..........................     8,000,000     7,805,000
  5.097% due 11/01/2035 (a) ........................     2,325,860     2,335,565
  5.271% due 9/01/2035 (a) .........................     1,099,721     1,108,005
  5.474% due 12/01/2036 (a) ........................     1,471,706     1,491,609
  5.50% due 8/01/2034-1/15/2038 (b)(d) .............    68,396,145    68,396,871
  6.00% due 1/15/2023-1/15/2038 (b) ................    57,771,621    58,715,561
  6.50% due 10/01/2022-1/15/2038 (b) ...............    60,160,348    61,841,416
  7.50% due 6/01/2030-4/01/2031 ....................       302,087       322,442
  8.00% due 4/01/2030-10/01/2032 ...................       200,417       214,840
Freddie Mac Mortgage Participation Certificates:
  5.50% due 1/15/2038 (b) ..........................     1,200,000     1,197,374
  6.00% due 1/15/2023-2/15/2038 (b) ................     3,600,000     3,654,563
  8.00% due 3/01/2030-6/01/2031 ....................        55,416        59,346
Ginnie Mae MBS Certificates:
  5.50% due 1/15/2038 (b) ..........................     3,100,000     3,116,469
  8.00% due 1/15/2032 ..............................     1,386,829     1,501,562
--------------------------------------------------------------------------------
Total U.S. Government Agency
Mortgage-Backed Securities
(Cost--$210,710,283)--137.0%                                         211,760,623
--------------------------------------------------------------------------------

================================================================================
Non-Government Agency
Mortgage-Backed Securities+
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--21.1%
Banc of America Funding Corp.:
  Series 2006-7 Class 1A7,
  6% due 9/25/2036 .................................     2,414,077     2,436,012
  Series 2006-B Class 5A1,
  5.813% due 3/20/2036 (a)(d) ......................     1,664,309     1,679,084
CS First Boston Mortgage Securities Corp.:
  Series 2003-8 Class 2A1,
  5% due 4/25/2018 .................................       643,828       638,959
  Series 2003-10 Class 4A1,
  5% due 5/25/2018 .................................       840,008       828,114
Chase Mortgage Finance Corp.:
  Series 2003-S3 Class A1,
  5% due 3/25/2018 .................................       309,008       304,276
  Series 2003-S4 Class 2A1,
  5% due 4/25/2018 .................................       884,017       877,249
Citimortgage Alternative Loan Trust:
  Series 2007-A2 Class 1A5,
  6% due 2/25/2037 .................................     1,580,900     1,569,040
  Series 2007-A3 Class 1A7,
  5.75% due 3/25/2037 ..............................       873,340       859,931
Countrywide Alternative Loan Trust:
  Series 2005-57CB Class 3A3,
  5.50% due 12/25/2035 .............................       609,836       602,733
  Series 2006-41CB Class 1A3,
  6% due 1/25/2037 .................................       602,603       605,825
  Series 2007-16CB Class 5A3,
  6.25% due 8/25/2037 ..............................     2,710,000     2,647,701
  Series 2007-19 Class 1A8,
  6% due 8/25/2037 .................................     1,232,719     1,199,216
  Series 2007-3T1 Class1A7,
  6% due 4/25/2037 (d) .............................     1,271,616     1,267,133
Countrywide Home Loan Mortgage
Pass-Through Trust:
  Series 2003-10 Class A6,
  5.215% due 5/25/2033 (a) .........................       902,055       901,303
  Series 2006-20 Class 1A33,
  6% due 2/25/2037 .................................     2,602,841     2,643,810
First Horizon Alternative Mortgage Securities:
  Series 2005-FA9 Class A5,
  5.50% due 12/25/2035 .............................       745,482       743,098
MASTR Asset Securitization Trust:
  Series 2003-4 Class 2A7,
  4.75% due 5/25/2018 ..............................       611,529       605,155
  Series 2003-5 Class 2A1,
  5% due 6/25/2018 .................................       830,657       829,858
  Series 2003-7 Class 2A1,
  4.75% due 8/25/2018 ..............................     1,116,716     1,106,572
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A3 Class 3A1,
  5.827% due 5/25/2036 (a)(e) ......................     1,567,765     1,585,386
Residential Asset Securitization Trust
  Series 2003-A8 Class A2,
  5.215% due 10/25/2018 (a) ........................     2,202,884     2,140,199
Residential Funding Mortgage Securities I:
  Series 2003-S16 Class A3,
  5% due 9/25/2018 .................................     1,091,954     1,085,471
  Series 2007-S2 Class A3,
  6% due 2/25/2037 .................................       700,000       708,315
  Series 2007-S6 Class 2A12,
  6% due 6/25/2037 .................................     3,040,531     3,079,349
WaMu Mortgage Pass-Through Certificates:
  Series 2003-S3 Class 2A1,
  5% due 5/25/2018 .................................       839,988       845,271
  Series 2003-S8 Class A2,
  5% due 9/25/2018 .................................       754,864       754,138
--------------------------------------------------------------------------------
Total Non-Government Agency
Mortgage-Backed Securities
(Cost--$32,456,966)--21.1%                                            32,543,198
--------------------------------------------------------------------------------

================================================================================
U.S. Government Agency
Mortgage-Backed Securities+--
Collateralized Mortgage Obligations--29.9%
--------------------------------------------------------------------------------
Fannie Mae Trust:
  Series 353 Class 2,
  5% due 8/01/2034 (c) .............................     3,103,003       774,050
  Series 370 Class 2,
  6% due 5/25/2036 (c) .............................     2,058,404       451,827
  Series 2002-W11 Class AV1,
  5.205% due 11/25/2032 (a) ........................        62,069        61,372
  Series 2003-27 Class FP,
  5.165% due 6/25/2028 (a) .........................       965,906       965,359
  Series 2003-33 Class LF,
  5.215% due 7/25/2017 (a) .........................     1,621,097     1,629,801

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of December 31, 2007 (Continued)
================================================================================

U.S. Government Agency
Mortgage-Backed Securities+--                                 Face
Collateralized Mortgage Obligations                         Amount     Value
--------------------------------------------------------------------------------
Fannie Mae Trust (concluded):
  Series 2003-34 Class FS,
  5.265% due 1/25/2032 (a) .........................   $ 1,446,971   $ 1,447,551
  Series 2003-41 Class YF,
  5.165% due 6/25/2028 (a) .........................     1,274,182     1,273,856
  Series 2006-106 Class PA,
  5.50% due 6/25/2030 ..............................     2,882,436     2,921,253
  Series 2006-M2 Class A2A,
  5.271% due 10/25/2032 (a) ........................     1,725,000     1,724,404
Freddie Mac Multiclass Certificates:
  Series 2564 Class OF,
  4.536% due 2/15/2026 (a) .........................     2,330,260     2,329,584
  Series 2594 Class DF,
  4.536% due 12/15/2027 (a) ........................     2,272,378     2,270,630
  Series 2614 Class EF,
  4.636% due 12/15/2017 (a) ........................     2,599,035     2,615,765
  Series 2634 Class TH,
  4.50% due 6/15/2018 ..............................       900,000       865,822
  Series 2743 Class HE,
  4.50% due 2/15/2019 ..............................       830,000       802,856
  Series 2746 Class EG,
  4.50% due 2/15/2019 ..............................       730,000       705,239
  Series 2798 Class JK,
  4.50% due 5/15/2019 ..............................       990,000       955,018
  Series 2827 Class DG,
  4.50% due 7/15/2019 ..............................     1,050,000     1,009,784
  Series 2882 Class UW,
  4.50% due 11/15/2019 .............................     1,050,000     1,007,258
  Series 2899 Class KT,
  4.50% due 12/15/2019 .............................       750,000       717,018
  Series 2924 Class DB,
  4.50% due 1/15/2020 ..............................       930,000       892,673
  Series 2948 Class KT,
  4.50% due 3/15/2020 ..............................       620,000       591,264
  Series 2971 Class GD,
  5% due 5/15/2020 .................................     1,480,000     1,470,776
  Series 2987 Class HE,
  4.50% due 6/15/2020 ..............................       730,000       701,258
  Series 2995 Class JK,
  4.50% due 6/15/2020 ..............................       570,000       546,147
  Series 3042 Class EA,
  4.50% due 9/15/2035 ..............................     1,940,000     1,821,002
  Series 3192 Class GA,
  6% due 3/15/2027 .................................     2,172,355     2,204,749
  Series 3215 Class QH,
  6% due 9/15/2036 .................................       900,000       908,127
  Series 3218 Class BG,
  6% due 9/15/2036 .................................       925,000       939,499
  Series 3242 Class NC,
  5.75% due 12/15/2028 .............................     2,111,489     2,142,038
Ginnie Mae Trust:
  Series 2002-83 Class IO,
  1.574% due 10/16/2042 (c) ........................    23,305,095       589,721
  Series 2003-17 Class IO,
  1.24% due 3/16/2043 (c) ..........................    34,731,003     1,043,806
  Series 2003-109 Class IO,
  1.098% due 11/16/2043 (c) ........................    19,565,958       610,149
  Series 2004-9 Class IO,
  1.383% due 3/16/2034 (c) .........................    12,349,786       388,461
  Series 2004-43 Class Z,
  4.50% due 6/16/2044 (a) ..........................     2,047,913     1,622,223
  Series 2004-45 Class Z,
  5.723% due 6/16/2045 (a) .........................     2,138,433     2,183,994
  Series 2004-77 Class IO,
  1.065% due 9/16/2044 (c) .........................     70,419,093    2,193,597
  Series 2005-71 Class AB,
  5.50% due 9/20/2035 ..............................       877,398       893,603
--------------------------------------------------------------------------------
Total U.S. Government Agency
Mortgage-Backed Securities--
Collateralized Mortgage Obligations
(Cost--$45,809,137)--29.9%                                            46,271,534
--------------------------------------------------------------------------------

================================================================================
                                                        Beneficial
Short-Term Securities                                     Interest
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash
  Sweep Series, 5.04%(e)(f)..................         $18,885,687     18,885,687
--------------------------------------------------------------------------------
Total Short-Term Securities ($18,885,687)--12.2%                      18,885,687
--------------------------------------------------------------------------------

                                                         Number of
Options Purchased                                      Contracts++
--------------------------------------------------------------------------------
Call Options Purchased
Receive a fixed rate of 5.335% and pay a
  floating rate based on 3-month LIBOR, expiring
  November 2009, Broker, Citibank, NA (g) ..........            14       764,244
--------------------------------------------------------------------------------
Put Options Purchased
Pay a fixed rate of 5.335% and receive a
  floating rate based on 3-month LIBOR, expiring
  November 2009, Broker, Citibank, NA (g) ..........            14       414,072
--------------------------------------------------------------------------------
Total Options Purchased
(Premiums Paid--$994,000)--0.8%                                        1,178,316
--------------------------------------------------------------------------------
Total Investments Before TBA Sale Commitments,
Investments Sold Short and Options Written
(Cost--$362,666,134*)--236.3%                                        365,282,502
--------------------------------------------------------------------------------

================================================================================
                                                             Face
TBA Sale Commitments                                       Amount
--------------------------------------------------------------------------------

Fannie Mae Guaranteed Pass-Through Certificates:
  5.50% due 8/01/2034-1/15/2038..............        $(30,400,000)  (30,352,853)
  6.50% due 10/01/2022-1/15/2038.............            (500,000)     (513,797)
  6.00% due 1/15/2023-1/15/2038..............         (43,000,000)  (43,665,175)
--------------------------------------------------------------------------------
Total TBA Sale Commitments--
(Proceeds Received--$74,060,343)--(48.2%)                           (74,531,825)
--------------------------------------------------------------------------------
Investments Sold Short
--------------------------------------------------------------------------------
U.S. Treasury Notes:
  3.625% due 10/31/2009......................          (1,000,000)   (1,009,844)
  4.125% due 10/31/2010......................            (200,000)     (205,922)
--------------------------------------------------------------------------------
Total Investments Sold Short
(Proceeds--$1,202,785)--(0.8%)                                       (1,215,766)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of December 31, 2007 (Continued)
================================================================================

                                                       Number of
Options Written                                       Contracts++     Value
--------------------------------------------------------------------------------
Call Options Written
Pay a fixed rate of 4.885% and receive a floating
  rate based on 3-month USD LIBOR, expiring
  November 2009, Broker, Citibank, NA (g)........              11     $(418,255)
--------------------------------------------------------------------------------
Put Options Written
Receive a fixed rate of 4.885% and pay a floating
  rate based on 3-month USD LIBOR, expiring
  November 2009, Broker, Citibank, NA (g)........              11      (524,170)
--------------------------------------------------------------------------------
Total Options Written
(Premiums Received--$944,437)--(0.6%)                                  (942,425)
--------------------------------------------------------------------------------
Total Investments, Net of TBA Sale Commitments,
Investments Sold Short and Options Written
(Cost--$286,458,569)--186.7%.....................                   288,592,486
Liabilities in Excess of Other Assets--(86.7%)...                  (134,002,444)
                                                                  --------------
Net Assets--100.0%...............................                 $ 154,590,042
                                                                  ==============

--------------------------------------------------------------------------------

 * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost........................................       $365,234,347
                                                                   =============
      Gross unrealized appreciation.........................       $  1,987,154
      Gross unrealized depreciation.........................         (1,938,999)
                                                                   -------------
      Net unrealized appreciation...........................       $     48,155
                                                                   =============

 + Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

++    One contract represents a notional amount of $1,000,000.

(a)   Floating rate security.

(b) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(c) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(d) All or a portion of security held as collateral in connection with open financial futures contracts.

(e) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                        Purchase     Sales   Realized  Interest
Affiliate                                 Cost       Cost      Gain     Income
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
    Cash Sweep Series                $18,885,687*        --     --      $173,360
Merrill Lynch Mortgage Investors,
    Inc. Series 2006-A3 Class 3A1,
    5.827% due 5/25/2036             $ 1,687,572   $122,807   $236      $ 47,669
--------------------------------------------------------------------------------

  *   Represents net purchase cost.

(f)   Represents the current yield as of December 31, 2007.

(g) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

o     Financial futures contracts sold as of December 31, 2007 were as follows:
--------------------------------------------------------------------------------
                                                                    Unrealized
Number of                            Expiration        Face        Appreciation
Contracts           Issue               Date           Value      (Depreciation)
--------------------------------------------------------------------------------
    65          5-Year U.S.
                Treasury Bond        March 2008      $7,186,776        $ 18,495
    45          10-Year U.S.
                Treasury Bond        March 2008      $5,045,410         (57,168)
    68          30-Year U.S.
                Treasury Bond        March 2008      $8,024,857         111,357
--------------------------------------------------------------------------------
Total Unrealized Appreciation--Net                                     $  72,684
                                                                       =========

o     Financial futures contracts purchased as of December 31, 2007 were as follows:
--------------------------------------------------------------------------------
                                                                    Unrealized
Number of                            Expiration        Face        Appreciation
Contracts           Issue               Date           Value      (Depreciation)
--------------------------------------------------------------------------------
    34         2-Year U.S.
               Treasury Bond         March 2008     $ 7,144,325          $ 4,175
--------------------------------------------------------------------------------
Total Unrealized Appreciation                                            $ 4,175
                                                                         =======

o     Swaps outstanding as of December 31, 2007 were as follows:
--------------------------------------------------------------------------------
                                                                    Unrealized
                                                     Notional      Appreciation
                                                      Amount      (Depreciation)
--------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the spread return of the Lehman Brothers
CMBS Investment Grade Index and pay a floating rate based 1.328%

Broker, Citibank, NA
Expires January 2008                                   $ 1,880,000           --

Receive (pay) a variable return based on the change in the since inception return the Lehman Brothers MBS
Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus .07%

Broker, UBS Warburg
Expires January 2008                                   $21,900,000           --

Pay (receive) a variable return based on the change in the spread return to the Lehman Brothers CMBS Aaa
8.5+ Index and receive a floating rate based on 1-month USD LIBOR

Broker, Deutsche Bank AG London
Expires February 2008                                  $ 1,880,000           --

Receive a fixed rate of 4.875% and pay a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires August 2009                                    $51,000,000    $ 810,339

Pay a fixed rate of 4.95% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires, August 2009                                   $58,000,000     (988,465)

Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation Protected
Securities (TIPS) adjusted principal

Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011                                   $ 2,225,000     (132,419)

Receive a fixed rate of 5.1975% and pay a floating rate based on 3-month LIBOR

Broker, Citibank, NA
Expires May 2011                                       $21,100,000      810,443

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of December 31, 2007 (Continued)
================================================================================
  o   Swaps outstanding as of December 31, 2007 were as follows (continued):
--------------------------------------------------------------------------------
                                                                    Unrealized
                                                     Notional      Appreciation
                                                      Amount      (Depreciation)
--------------------------------------------------------------------------------
Receive a fixed rate of 4.9125% and pay a floating rate based on 3-month LIBOR

Broker, Citibank, NA
Expires December 2011                                 $22,000,000    $  673,373

Receive a fixed rate of 5.019% and pay a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires August 2012                                   $17,600,000       642,277

Pay a fixed rate of 4.96599% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires August 2012                                   $14,000,000      (480,430)

Receive a fixed rate of 5.11599% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires August 2012                                   $32,000,000     1,296,438

Receive a fixed rate of 5.01% and pay a
floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires August 2012                                   $21,500,000       774,338

Pay a fixed rate of 4.97133% and receive a floating rate based on the 3-month USD LIBOR

Broker, UBS Warburg
Expires September 2012                                $35,200,000    (1,200,552)

Receive a fixed rate of 4.7534% and pay a floating rate based on 3-month USD LIBOR

Broker, Lehman Brothers Special Financing
Expires September 2012                                $17,600,000       437,718

Receive a fixed rate of 4.29% and pay a
floating rate based on 3-month USD LIBOR

Broker, Goldman Sachs & Co.
Expires November 2012                                 $ 6,500,000        29,305

Pay a fixed rate of 4.41% and receive a
floating rate based on 3-month USD LIBOR

Broker, Lehman Brothers Special Financing
Expires December 2012                                 $ 9,200,000       (90,720)

Pay a fixed rate of 4.25% and receive a
floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires January 2013                                  $18,500,000       (49,210)

Pay a fixed rate of 5.741% and receive a floating rate based on 3-month USD LIBOR

Broker, Credit Suisse First Boston
Expires July 2017                                     $ 2,000,000      (170,495)

Pay a fixed rate of 5.684% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase
Expires July 2017                                     $20,900,000    (1,691,503)

Pay a fixed rate of 5.45% and receive a
floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires August 2017                                   $12,700,000      (794,394)

Receive a fixed rate of 5.354% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires August 2017                                   $14,000,000       769,534

Receive a fixed rate of 5.362% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires August 2017                                   $14,000,000       773,258

Pay a fixed rate of 5.424% and receive a floating rate based on 3-month USD LIBOR

Broker, Lehman Brothers Special Financing
Expires August 2017                                   $ 9,100,000      (550,778)

Receive a fixed rate of 5.23053% and pay a floating rate based on the 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires September 2017                                $18,000,000       809,028

Pay a fixed rate of 5.1565% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires October 2017                                  $18,600,000      (734,851)

Receive a fixed rate of 5.00% and pay a
floating rate based on 3-month USD LIBOR

Broker, JPMorgan Chase
Expires October 2017                                  $10,000,000       269,256

Pay a fixed rate of 4.74% and receive a
floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires November 2017                                 $ 9,600,000       (55,787)

Pay a fixed rate of 4.9175% and receive a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires November 2017                                 $ 9,600,000      (191,423)

Pay a fixed rate of 5.0696% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires November 2017                                 $ 9,900,000      (320,065)

Receive a fixed rate of 4.83984% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires November 2017                                 $ 3,400,000        46,784

Pay a fixed rate of 4.79362% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires November 2017                                 $10,000,000      (100,055)

Pay a fixed rate of 5.05633% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires November 2017                                 $19,000,000      (594,992)

Receive a fixed rate of 4.86484% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires November 2017                                 $38,500,000       606,297

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of December 31, 2007 (Concluded)
================================================================================
  o   Swaps outstanding as of December 31, 2007 were as follows (concluded):

--------------------------------------------------------------------------------
                                                                    Unrealized
                                                     Notional      Appreciation
                                                      Amount      (Depreciation)
--------------------------------------------------------------------------------
Pay a fixed rate of 5.03514% and receive a floating rate based on 3-month USD LIBOR

Broker, JPMorgan Chase
Expires November 2017                                 $19,700,000   $  (582,815)

Receive a fixed rate of 4.56639% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires November 2017                                 $11,400,000       (91,761)

Pay a fixed rate of 5.08566% and receive a floating rate based on 3-month USD LIBOR

Broker, Credit Suisse First Boston
Expires, November 2017                                $20,000,000      (672,256)

Receive a fixed rate of 4.585% and pay a floating rate based on 3-month USD LIBOR

Broker, Lehman Brothers Special Financing
Expires December 2017                                 $24,000,000      (166,859)
--------------------------------------------------------------------------------
Total                                                               $  (911,442)
                                                                    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of December 31, 2007
================================================================================

                                                              Face
Corporate Bonds                                             Amount      Value
--------------------------------------------------------------------------------
Aerospace & Defense--1.8%
DRS Technologies, Inc.,
  6.625% due 2/01/2016 .............................    $  250,000    $  246,875
Hawker Beechcraft Acquisition Co. LLC (i):
  8.50% due 4/01/2015 ..............................        30,000        30,000
  8.875% due 4/01/2015 (e) .........................       150,000       145,122
L-3 Communications Corp.:
  3% due 8/01/2035 (a)(i) ..........................       250,000       302,188
  5.875% due 1/15/2015 .............................        20,000        19,300
TransDigm, Inc., 7.75% due 7/15/2014 ...............        70,000        71,050
Vought Aircraft Industries, Inc.,
  8% due 7/15/2011 .................................        85,000        80,538
                                                                      ----------
                                                                         895,073
--------------------------------------------------------------------------------
Airlines--0.6%
Continental Airlines, Inc. Series 2001-1-C,
  7.033% due 12/15/2012 (j) ........................       317,757       308,423
--------------------------------------------------------------------------------
Auto Components--1.7%
Allison Transmission, 11.25%
  due 11/01/2015 (e)(i) ............................       100,000        85,889
ArvinMeritor, Inc., 8.125% due 9/15/2015 ...........        65,000        56,225
The Goodyear Tire & Rubber Co.:
  8.663% due 12/01/2009 (b) ........................        40,000        40,300
  7.857% due 8/15/2011 .............................        65,000        65,812
  8.625% due 12/01/2011 ............................       267,000       278,347
  4% due 6/15/2034 (a) .............................        60,000       141,900
Lear Corp., 8.75% due 12/01/2016 ...................       115,000       104,650
Metaldyne Corp., 10% due 11/01/2013 ................        90,000        74,250
                                                                      ----------
                                                                         847,373
--------------------------------------------------------------------------------
Automobiles--0.3%
Ford Motor Co., 8.90% due 1/15/2032 ................       200,000       155,000
--------------------------------------------------------------------------------
Biotechnology--0.6%
Angiotech Pharmaceutical, Inc.,
  8.874% due 12/01/2013 (b) ........................       300,000       285,000
--------------------------------------------------------------------------------
Building Products--1.9%
CPG International I, Inc.
  10.50% due 7/01/2013 .............................       250,000       236,250
Goodman Global Holding Co., Inc.,
  7.991% due 6/15/2012 (b) .........................       247,000       245,765
Momentive Performance Materials, Inc. (i):
  9.75% due 12/01/2014 .............................        30,000        27,600
  11.50% due 12/01/2016 ............................       525,000       454,125
                                                                      ----------
                                                                         963,740
--------------------------------------------------------------------------------
Capital Markets--0.5%
E*Trade Financial Corp.,
  12.50% due 11/30/2017 (i) ........................       270,000       256,500
--------------------------------------------------------------------------------
Chemicals--2.9%
American Pacific Corp., 9% due 2/01/2015 ...........       120,000       120,300
CII Carbon LLC, 11.125% due 11/15/2015 (i) .........       125,000       123,125
Hexion U.S. Finance Corp.:
  9.369% due 11/15/2014 (b) ........................        50,000        51,000
  9.75% due 11/15/2014 .............................       155,000       167,400
Huntsman International LLC,
  7.875% due 11/15/2014 ............................       100,000       106,000
Ineos Group Holdings Plc,
  8.50% due 2/15/2016 (i) ..........................       140,000       124,600
Innophos, Inc., 8.875% due 8/15/2014 ...............       255,000       253,725
MacDermid, Inc., 9.50% due 4/15/2017 (i) ...........       180,000       169,200
Terra Capital, Inc. Series B, 7% due 2/01/2017 .....       105,000       102,638
Westlake Chemical Corp.,
  6.625% due 1/15/2016 .............................       250,000       236,250
                                                                      ----------
                                                                       1,454,238
--------------------------------------------------------------------------------
Commercial Services & Supplies--4.7%
Allied Waste North America, Inc. Series B,
  7.25% due 3/15/2015 ..............................       350,000       348,250
Ashtead Capital, Inc., 9% due 8/15/2016 (i) ........       100,000        88,500
Corrections Corp. of America,
  7.50% due 5/01/2011 ..............................       250,000       253,125
DI Finance Series B, 9.50% due 2/15/2013 ...........       135,000       141,244
FTI Consulting, Inc., 7.625% due 6/15/2013 .........       250,000       256,250
The Geo Group, Inc., 8.25% due 7/15/2013 ...........       500,000       505,000
Mobile Services Group, Inc.,
  9.75% due 8/01/2014 ..............................       120,000       110,400
PNA Intermediate Holding Corp.,
  11.869% due 2/15/2013 (b)(i) .....................        60,000        54,300
Quebecor World Capital Corp.,
  8.75% due 3/15/2016 (i) ..........................       175,000       128,844
Quebecor World, Inc., 9.75% due
  1/15/2015 (i) ....................................       105,000        78,881
Sally Holdings LLC, 10.50% due 11/15/2016 ..........       144,000       141,840
US Investigations Services, Inc.,
  10.50% due 11/01/2015 (i) ........................       100,000        91,500
West Corp., 11% due 10/15/2016 .....................       170,000       168,725
The Yankee Candle Company, Inc.,
  9.75% due 2/15/2017 ..............................        55,000        50,325
                                                                      ----------
                                                                       2,417,184
--------------------------------------------------------------------------------
Communications Equipment--0.8%
Nortel Networks Ltd.,
  8.508% due 7/15/2011 (b)(i) ......................       400,000       390,000
--------------------------------------------------------------------------------
Computers & Peripherals--0.6%
Viasystems, Inc., 10.50% due 1/15/2011 .............       330,000       328,350
--------------------------------------------------------------------------------
Construction Materials--0.7%
Nortek, Inc., 8.50% due 9/01/2014 ..................        90,000        72,000
Texas Industries, Inc.,
  7.25% due 7/15/2013 ..............................       280,000       274,400
                                                                      ----------
                                                                         346,400
--------------------------------------------------------------------------------
Containers & Packaging--4.3%
Berry Plastics Holding Corp.,
  8.875% due 9/15/2014 .............................       435,000       413,250
Graham Packaging Co. LP,
  8.50% due 10/15/2012 .............................       250,000       233,750
Graphic Packaging International Corp.,
  8.50% due 8/15/2011 ..............................       400,000       396,000
Impress Holdings BV,
  7.383% due 9/15/2013 (b)(i) ......................       330,000       320,100
Owens-Brockway Glass Container, Inc.,
  8.25% due 5/15/2013 ..............................       300,000       311,250
Packaging Dynamics Finance Corp.,
  10% due 5/01/2016 (i) ............................       200,000       176,000
Pregis Corp., 12.375% due 10/15/2013 ...............       185,000       196,100
Smurfit-Stone Container Enterprises, Inc.,
  8% due 3/15/2017 .................................       150,000       144,938
                                                                      ----------
                                                                       2,191,388
--------------------------------------------------------------------------------
Distributors--0.5%
Buhrmann US, Inc., 8.25% due 7/01/2014 .............       250,000       238,750
--------------------------------------------------------------------------------
Diversified Financial Services--1.8%
Citigroup, Inc., 8.30% due 12/21/2077 (b) ..........       200,000       208,838
Fort Motor Credit Co. LLC,:
  5.80% due 1/12/2009 ..............................       210,000       199,331
  5.70% due 1/15/2010 ..............................        60,000        54,059
  7.127% due 1/13/2012 (b) .........................       150,000       125,994
GMAC LLC,:
  6% due 12/15/2011 ................................        50,000        41,934
  6.75% due 12/01/2014 .............................        60,000        48,393

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of December 31, 2007 (Continued)
================================================================================

                                                              Face
Corporate Bonds                                             Amount     Value
--------------------------------------------------------------------------------
Diversified Financial Services (concluded)
Leucadia National Corp.,
  8.125% due 9/15/2015 .............................    $  250,000    $  250,000
                                                                      ----------
                                                                         928,549
--------------------------------------------------------------------------------
Diversified Telecommunication Services--2.4%
Cincinnati Bell, Inc., 7.25% due 7/15/2013 .........       225,000       225,562
Citizens Communications Co.,
  6.25% due 1/15/2013 ..............................        40,000        38,750
Qwest Communications International, Inc.:
  8.241% due 6/15/2013 (b) .........................       250,000       255,000
  7.50% due 2/15/2014 ..............................       700,000       698,250
Wind Acquisition Finance SA,
  10.75% due 12/01/2015 (i) ........................        40,000        43,600
                                                                      ----------
                                                                       1,261,162
--------------------------------------------------------------------------------
Electric Utilities--2.4%
Edison Mission Energy:
  7.50% due 6/15/2013 ..............................       200,000       205,000
  7% due 5/15/2017 .................................        50,000        49,125
FPL Energy National Wind Portfolio, LLC,
  6.125% due 3/25/2019 (i) .........................       209,735       213,447
Mirant Americas Generation Inc.,
  8.30% due 5/01/2011 ..............................       400,000       401,000
NSG Holdings LLC, 7.75% due
  12/15/2025 (i)(j) ................................       150,000       150,375
Tenaska Alabama Partners LP,
  7% due 6/30/2021 (i)(j) ..........................       231,079       230,631
                                                                      ----------
                                                                       1,249,578
--------------------------------------------------------------------------------
Electrical Equipment--1.2%
Belden, Inc., 7% due 3/15/2017 .....................        40,000        39,000
Superior Essex Communications LLC,
  9% due 4/15/2012 .................................       470,000       451,200
UCAR Finance, Inc.,
  10.25% due 2/15/2012 .............................       119,000       122,719
                                                                      ----------
                                                                         612,919
--------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.5%
NXP BV, 9.50% due 10/15/2015 .......................       100,000        91,625
Sanmina-SCI Corp.:
  6.75% due 3/01/2013 ..............................        25,000        21,750
  8.125% due 3/01/2016 .............................       190,000       168,388
                                                                      ----------
                                                                         281,763
--------------------------------------------------------------------------------
Energy Equipment & Services--1.4%
Compagnie Generale de Geophysique-Veritas:
  7.50% due 5/15/2015 ..............................        50,000        50,625
  7.75% due 5/15/2017 ..............................       225,000       227,250
North American Energy Partners, Inc.,
  8.75% due 12/01/2011 .............................       120,000       118,500
SemGroup LP, 8.75% due 11/15/2015 (i) ..............       350,000       332,500
                                                                      ----------
                                                                         728,875
--------------------------------------------------------------------------------
Food & Staples Retailing--0.4%
Rite Aid Corp., 7.50% due 3/01/2017 ................       240,000       211,500
--------------------------------------------------------------------------------
Food Products--0.1%
Smithfield Foods, Inc., 7.75% due 7/01/2017 ........        50,000        48,375
--------------------------------------------------------------------------------
Gas Utilities--0.2%
Transcontinental Gas Pipe Line Corp. Series B,
  8.875% due 7/15/2012 .............................       115,000       129,950
--------------------------------------------------------------------------------
Health Care Equipment & Supplies--1.8%
The Cooper Cos., Inc.,
  7.125% due 2/15/2015 .............................       190,000       184,775
Hologic, Inc., 2% due 12/15/2037 (a)(l) ............       120,000       129,750
ReAble Therapeutics Finance LLC,
  10.875% due 11/15/2014 (i) .......................       590,000       579,675
                                                                      ----------
                                                                         894,200
--------------------------------------------------------------------------------
Health Care Providers & Services--2.9%
Accellent, Inc., 10.50% due 12/01/2013 .............       210,000       176,400
Community Health Systems, Inc. Series WI,
  8.875% due 7/15/2015 .............................        65,000        66,219
Omnicare, Inc. Series OCR,
  3.25% due 12/15/2035 (a) .........................        70,000        51,013
Tenet Healthcare Corp.:
  6.50% due 6/01/2012 ..............................       495,000       440,550
  9.875% due 7/01/2014 .............................       215,000       204,788
  9.25% due 2/01/2015 ..............................        40,000        37,000
US Oncology, Inc., 9% due 8/15/2012 ................       150,000       147,938
United Surgical Partners International, Inc.,
  8.875% due 5/01/2017 .............................       140,000       138,250
Universal Hospital Services, Inc.:
  8.288% due 6/01/2015 (b) .........................        40,000        40,000
  8.50% due 6/01/2015 (e) ..........................        40,000        40,303
Viant Holdings, Inc.,
  10.125% due 7/15/2017 (i) ........................       147,000       134,505
                                                                      ----------
                                                                       1,476,966
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--5.0%
American Real Estate Partners LP:
  7.125% due 2/15/2013 .............................       160,000       150,400
  7.125% due 2/15/2013 (i) .........................       310,000       291,400
Boyd Gaming Corp., 7.75% due 12/15/2012 ............       250,000       253,125
CCM Merger, Inc., 8% due 8/01/2013 (i) .............       125,000       117,812
Fontainebleau Las Vegas Holdings LLC,
  10.25% due 6/15/2015 (i) .........................        75,000        65,062
Great Canadian Gaming Corp.,
  7.25% due 2/15/2015 (i) ..........................        90,000        89,100
Greektown Holdings, LLC,
  10.75% due 12/01/2013 (i) ........................       130,000       126,425
HRP Myrtle Beach Operations LLC,
  9.894% due 4/01/2012 (b)(i) ......................       250,000       238,125
Indianapolis Downs LLC,
  11% due 11/01/2012 (i) ...........................       100,000        98,250
Penn National Gaming, Inc.,
  6.75% due 3/01/2015 ..............................       250,000       253,437
Pinnacle Entertainment, Inc.,
  7.50% due 6/15/2015 (i) ..........................       160,000       145,200
Shingle Springs Tribal Gaming Authority,
  9.375% due 6/15/2015 (i) .........................        80,000        77,600
Snoqualmie Entertainment Authority,
  9.063% due 2/01/2014 (b)(i) ......................        45,000        42,525
Station Casinos, Inc.,
  6.625% due 3/15/2018 .............................        25,000        17,125
Travelport LLC, 9.749% due 9/01/2014 (b) ...........        65,000        62,888
Tropicana Entertainment LLC Series WI,
  9.625% due 12/15/2014 ............................        90,000        57,150
Waterford Gaming LLC,
  8.625% due 9/15/2014 (i) .........................       146,000       146,000
Wynn Las Vegas LLC,
  6.625% due 12/01/2014 ............................       325,000       319,313
                                                                      ----------
                                                                       2,550,937
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of December 31, 2007 (Continued)
================================================================================

                                                              Face
Corporate Bonds                                             Amount     Value
--------------------------------------------------------------------------------
Household Durables--1.2%
Ashton Woods USA LLC,
  9.50% due 10/01/2015 .............................    $  350,000    $  224,000
Jarden Corp., 7.50% due 5/01/2017 ..................       235,000       202,100
Standard-Pacific Corp.,
  6.50% due 8/15/2010 ..............................       250,000       170,000
Stanley-Martin Communities LLC,
  9.75% due 8/15/2015 ..............................        50,000        30,000
                                                                      ----------
                                                                         626,100
--------------------------------------------------------------------------------
IT Services--1.3%
First Data Corp., 9.875% due 9/24/2015 (i) .........       265,000       246,450
SunGard Data Systems, Inc.:
  9.125% due 8/15/2013 .............................       380,000       386,650
  10.25% due 8/15/2015 .............................        20,000        20,450
                                                                      ----------
                                                                         653,550
--------------------------------------------------------------------------------
Independent Power Producers & Energy
Traders--4.7%
The AES Corp. (i):
  7.75% due 10/15/2015 .............................       165,000       167,475
  8% due 10/15/2017 ................................       565,000       577,712
Dynegy Holdings, Inc.,
  7.75% due 6/01/2019 ..............................       275,000       253,687
Energy Future Holding Corp.,
  11.25% due 11/01/2017 (e)(i) .....................       225,000       223,455
NRG Energy, Inc.:
  7.25% due 2/01/2014 ..............................       250,000       243,750
  7.375% due 2/01/2016 .............................       200,000       195,000
Texas Competitive Electric Holdings Co. LLC (i):
  10.25% due 11/01/2015 ............................       500,000       495,000
  10.50% due 11/01/2016 (e) ........................       250,000       244,933
                                                                      ----------
                                                                       2,401,012
--------------------------------------------------------------------------------
Insurance--0.1%
USI Holdings Corp., 8.744%
  due 11/15/2014 (b)(i) ............................        60,000        51,300
--------------------------------------------------------------------------------
Leisure Equipment & Products--0.4%
True Temper Sports, Inc.,
  8.375% due 9/15/2011 .............................       325,000       196,625
--------------------------------------------------------------------------------
Machinery--2.2%
Ahern Rentals, Inc., 9.25% due 8/15/2013 ...........       125,000       105,313
American Railcar Industries, Inc.,
  7.50% due 3/01/2014 ..............................        30,000        28,350
Esco Corp., 8.625% due 12/15/2013 (i) ..............       100,000       100,000
Invensys Plc, 9.875% due 3/15/2011 (i) .............       161,000       170,047
RBS Global, Inc.:
  9.50% due 8/01/2014 ..............................        40,000        39,600
  11.75% due 8/01/2016 .............................       215,000       210,163
  8.875% due 9/01/2016 .............................        55,000        52,250
Terex Corp., 8% due 11/15/2017 .....................       315,000       318,938
Titan International, Inc., 8% due 1/15/2012 ........        80,000        77,200
                                                                      ----------
                                                                       1,101,861
--------------------------------------------------------------------------------
Marine--0.3%
Navios Maritime Holdings, Inc.,
  9.50% due 12/15/2014 .............................       140,000       143,150
--------------------------------------------------------------------------------
Media--10.0%
Affinion Group, Inc.:
  10.125% due 10/15/2013 ...........................        50,000        50,562
  11.50% due 10/15/2015 ............................       155,000       152,094
Bonten Media Acquisition Co.,
  9% due 6/01/2015 (e)(i) ..........................        60,000        51,728
CMP Susquehanna Corp.,
  9.875% due 5/15/2014 .............................       250,000       187,500
Cablevision Systems Corp. Series B,
  9.644% due 4/01/2009 (b) .........................       310,000       313,487
Charter Communications Holdings I, LLC,
  11% due 10/01/2015 ...............................       420,000       341,550
Charter Communications Holdings II, LLC,
  10.25% due 9/15/2010 .............................       635,000       619,125
DirecTV Holdings LLC,
  8.375% due 3/15/2013 .............................        70,000        72,800
Echostar DBS Corp.,
  7.125% due 2/01/2016 .............................       370,000       377,400
Harland Clarke Holdings Corp.:
  9.50% due 5/15/2015 ..............................        50,000        43,250
  9.619% due 5/15/2015 (b) .........................        40,000        33,500
Idearc, Inc., 8% due 11/15/2016 ....................       330,000       302,775
Intelsat Bermuda Ltd. (b):
  10.829% due 6/15/2013 ............................        45,000        46,125
  7.581% due 1/15/2015 .............................       225,000       225,562
Intelsat Corp., 9% due 6/15/2016 ...................       210,000       211,575
Intelsat Intermediate Holding Co. Ltd.,
  9.23% due 2/01/2015 (f) ..........................        40,000        32,700
NTL Cable Plc:
  8.75% due 4/15/2014 ..............................        35,000        34,737
  9.125% due 8/15/2016 .............................       250,000       247,500
Network Communications, Inc.,
  10.75% due 12/01/2013 ............................        80,000        78,400
ProtoStar I Ltd., 12.50% due
  10/15/2012 (a)(b)(i) .............................       155,547       163,324
R.H. Donnelley Corp.:
  8.875% due 10/15/2017 (i) ........................        50,000        46,250
  Series A-2 6.875% due 1/15/2013 ..................       250,000       223,750
  Series A-3, 8.875% due 1/15/2016 .................        50,000        46,750
Radio One, Inc., 6.375% due 2/15/2013 ..............       250,000       206,562
TL Acquisitions, Inc.,
  10.50% due 1/15/2015 (i) .........................       750,000       720,938
Windstream Regatta Holdings, Inc.,
  11% due 12/01/2017 (i) ...........................       150,000       148,500
Young Broadcasting, Inc.,
  10% due 3/01/2011 ................................       105,000        82,031
                                                                      ----------
                                                                       5,060,475
--------------------------------------------------------------------------------
Metals & Mining--5.6%
AK Steel Corp., 7.75% due 6/15/2012 (e) ............       110,000       110,550
Aleris International, Inc., 9% due 12/15/2014 ......       390,000       323,924
Blaze Recycling & Metals LLC,
  10.875% due 7/15/2012 (i) ........................        40,000        36,800
FMG Finance Pty Ltd.,
  10.625% due 9/01/2016 (i) ........................        90,000       103,050
Foundation PA Coal Co.,
  7.25% due 8/01/2014 ..............................       400,000       395,000
Freeport-McMoran Copper & Gold, Inc.:
  8.394% due 4/01/2015 (b) .........................       285,000       289,275
  8.375% due 4/01/2017 .............................       590,000       632,775
Novelis, Inc., 7.25% due 2/15/2015 .................       250,000       235,000
Ryerson, Inc. (i):
  12.574% due 11/01/2014 (b) .......................        65,000        62,400
  12% due 11/01/2015 ...............................        90,000        88,875
Southern Copper Corp.,
  6.375% due 7/27/2015 .............................       250,000       251,489
Steel Dynamics, Inc.,
  7.375% due 11/01/2012 (i) ........................       300,000       301,500
                                                                      ----------
                                                                       2,830,638
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of December 31, 2007 (Continued)
================================================================================

                                                              Face
Corporate Bonds                                             Amount     Value
--------------------------------------------------------------------------------
Multiline Retail--0.2%
Neiman Marcus Group, Inc.,
  9% due 10/15/2015 (e) ............................    $   75,000    $   75,801
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--5.3%
Berry Petroleum Co., 8.25% due 11/01/2016 ..........       135,000       138,037
Chaparral Energy, Inc., 8.50% due 12/01/2015 .......       250,000       225,000
Cimarex Energy Co., 7.125% due 5/01/2017 ...........       120,000       117,900
Compton Petroleum Finance Corp.,
  7.625% due 12/01/2013 ............................        70,000        65,100
Copano Energy LLC, 8.125% due 3/01/2016 ............        80,000        80,600
Corral Finans AB, 6.743% due
  4/15/2010 (b)(e)(i) ..............................       152,723       152,899
Denbury Resources, Inc.,
  7.50% due 12/15/2015 .............................        70,000        70,700
Encore Acquisition Co., 6.25% due 4/15/2014 ........       250,000       231,875
KCS Energy, Inc., 7.125% due 4/01/2012 .............        40,000        38,500
OPTI Canada, Inc., 8.25% due 12/15/2014 (i) ........       245,000       242,550
Overseas Shipholding Group, Inc.,
  8.25% due 3/15/2013 ..............................       500,000       507,500
Range Resources Corp.,
  6.375% due 3/15/2015 .............................       250,000       243,750
Sabine Pass LNG LP, 7.50% due 11/30/2016 ...........       235,000       224,425
Stone Energy Corp., 6.75% due 12/15/2014 ...........       250,000       231,875
Swift Energy Co., 7.125% due 6/01/2017 .............       150,000       142,500
                                                                      ----------
                                                                       2,713,211
--------------------------------------------------------------------------------
Paper & Forest Products--3.7%
Abitibi-Consolidated, Inc., 6% due 6/20/2013 .......       115,000        78,344
Ainsworth Lumber Co. Ltd.,
  6.75% due 3/15/2014 ..............................       250,000       150,625
Boise Cascade LLC, 7.125% due 10/15/2014 ...........       250,000       241,875
Bowater Canada Finance Corp.,
  7.95% due 11/15/2011 .............................       115,000        92,862
NewPage Corp.:
  10% due 5/01/2012 ................................       410,000       412,050
  10% due 5/01/2012 (i) ............................       250,000       251,250
Norske Skog Canada Ltd. Series D,
  8.625% due 6/15/2011 .............................       160,000       132,800
Verso Paper Holdings LLC Series B:
  9.125% due 8/01/2014 .............................       365,000       368,650
  8.661% due 8/01/2014 (b) .........................       150,000       146,250
                                                                      ----------
                                                                       1,874,706
--------------------------------------------------------------------------------
Pharmaceutical--0.2%
PTS Acquisition Corp.,
  9.50% due 4/15/2015 (e)(i) .......................       115,000       106,663
--------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)--0.2%
FelCor Lodging LP, 8.50% due 6/01/2011 .............        92,000        95,910
--------------------------------------------------------------------------------
Real Estate Management & Development--1.0%
Forest City Enterprises, Inc.,
  7.625% due 6/01/2015 .............................       150,000       144,750
Realogy Corp. (i):
  10.50% due 4/15/2014 .............................       210,000       156,975
  11% due 4/15/2014 (e) ............................       330,000       229,350
                                                                      ----------
                                                                         531,075
--------------------------------------------------------------------------------
Road & Rail--0.9%
Avis Budget Car Rental LLC:
  7.625% due 5/15/2014 .............................       250,000       238,750
  7.369% due 5/15/2014 (b) .........................       225,000       207,000
St. Acquisition Corp.,
  12.50% due 5/15/2017 (i) .........................        50,000        25,813
                                                                      ----------
                                                                         471,563
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment--1.9%
Amkor Technology, Inc., 7.75% due 5/15/2013
  7.75% due 5/15/2013 ..............................        70,000        65,975
  9.25% due 6/01/2016 ..............................       325,000       325,812
Freescale Semiconductor, Inc.:
  8.866% due 12/15/2014 (b) ........................        25,000        21,250
  9.125% due 12/15/2014 (e) ........................       420,000       357,000
Hynix Semiconductor, Inc.,
  7.875% due 6/27/2017 (i) .........................        90,000        81,225
Spansion, Inc., 8.249% due 6/01/2013 (b)(i) ........       135,000       121,500
                                                                      ----------
                                                                         972,762
--------------------------------------------------------------------------------
Software--0.3%
BMS Holdings, Inc.,
  12.40% due 2/15/2012 (b)(e)(i) ...................       148,728       137,280
--------------------------------------------------------------------------------
Specialty Retail--3.1%
Asbury Automotive Group, Inc.,
  7.625% due 3/15/2017 .............................        60,000        53,100
AutoNation, Inc., 6.258% due 4/15/2013 (b) .........       250,000       230,625
Buffets, Inc., 12.50% due 11/01/2014(m) ............        65,000        24,700
General Nutrition Center, Inc.:
  10.009% due 3/15/2014 (b)(e) .....................       320,000       302,400
  10.75% due 3/15/2015 .............................       260,000       241,800
Group 1 Automotive, Inc.,
  2.25% due 6/15/2036 (a)(l) .......................        80,000        53,000
Michaels Stores, Inc.:
  10% due 11/01/2014 ...............................       230,000       218,500
  11.375% due 11/01/2016 ...........................       270,000       247,725
United Auto Group, Inc.,
  7.75% due 12/15/2016 .............................       200,000       187,000
                                                                      ----------
                                                                       1,558,850
--------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods--0.9%
Levi Strauss & Co., 8.875% due 4/01/2016 ...........       250,000       241,875
Quiksilver, Inc., 6.875% due 4/15/2015 .............       225,000       192,938
                                                                      ----------
                                                                         434,813
--------------------------------------------------------------------------------
Tobacco--0.4%
Vector Group Ltd., 11% due 8/15/2015 (i) ...........       200,000       203,000
--------------------------------------------------------------------------------
Wireless Telecommunication Services--4.7%
Centennial Communications Corp.:
  10.479% due 1/01/2013 (b) ........................       100,000       102,250
  8.125% due 2/01/2014 .............................        90,000        88,650
Cricket Communications, Inc.:
  9.375% due 11/01/2014 ............................       105,000        98,437
  9.375% due 11/01/2014 (i) ........................       280,000       262,500
Digicel Group Ltd. (i):
  8.875% due 1/15/2015 .............................       200,000       183,000
  9.125% due 1/15/2015 (e) .........................       208,000       189,800
FiberTower Corp., 9% due 11/15/2012 (a)(i) .........       120,000       110,250
iPCS, Inc., 7.036% due 5/01/2013 (b) ...............       140,000       131,950
MetroPCS Wireless, Inc.,
  9.25% due 11/01/2014 .............................       620,000       582,800
Nordic Telephone Co. Holdings ApS,
  8.875% due 5/01/2016 (i) .........................       250,000       256,250
Orascom Telecom Finance SCA,
  7.875% due 2/08/2014 (i) .........................        60,000        56,700
Rural Cellular Corp., 8.25% due 3/15/2012 ..........       290,000       300,875
                                                                      ----------
                                                                       2,363,462
--------------------------------------------------------------------------------
Total Corporate Bonds
(Cost--$48,328,969)--90.6%                                            46,056,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of December 31, 2007 (Continued)
================================================================================

                                                              Face
Floating Rate Loan Interests (k)                            Amount     Value
--------------------------------------------------------------------------------
Health Care Providers & Services--0.4%
Community Health Systems, Inc. Term Loan B,
  7.331% due 6/18/2014 .............................    $  212,212    $  203,967
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.6%
Travelport, Inc. Term Loan,
  11.838% due 3/22/2012 ............................       352,421       328,926
--------------------------------------------------------------------------------
IT Services--0.9%
Alliance Data Systems Term Loan,
  0% due 12/15/2014 ................................       500,000       465,000
--------------------------------------------------------------------------------
Independent Power Producers & Energy
Traders--1.5%
TXU Corp.:
  Term Loan 3, 8.396% due 10/10/2014 ...............       498,750       489,877
  Term Loan B 2, 8.396% due 10/10/2014 .............       249,375       244,699
                                                                      ----------
                                                                         734,576
--------------------------------------------------------------------------------
Media--1.4%
Education Media and Publishing:
  First Lien Term Loan,
  9.141% due 5/15/2009 .............................        30,303        28,977
  First Lien Term Loan B,
  9.141% due 11/14/2014 ............................       219,697       210,085
  Second Lien Term Loan,
  13.641% due 11/14/2014 ...........................       500,000       475,000
                                                                      ----------
                                                                         714,062
--------------------------------------------------------------------------------
Total Floating Rate Loan Interests
(Cost--$2,473,498)--4.8%                                               2,446,531
--------------------------------------------------------------------------------

================================================================================

                                                            Shares
Common Stocks                                                 Held
--------------------------------------------------------------------------------
Capital Markets--0.1%
E*Trade Financial Corp. (d)(i) .....................        13,069        46,395
--------------------------------------------------------------------------------
Electrical Equipment--0.4%
Medis Technologies Ltd. (d) ........................        14,935       230,447
--------------------------------------------------------------------------------
Total Common Stocks
(Cost--$305,426)--0.5%                                                   276,842
--------------------------------------------------------------------------------


Preferred Stocks
--------------------------------------------------------------------------------
Diversified Telecommunication Services--0.0%
PTV, Inc. Series A, 10% ............................             8            11
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--0.9%
EXCO Resources, Inc.:
  11% ..............................................            32       344,000
  7% (a) ...........................................             8        86,000
                                                                     -----------
                                                                         430,000
--------------------------------------------------------------------------------
Total Preferred Stocks
(Cost--$400,619)--0.9%                                                   430,011
--------------------------------------------------------------------------------

================================================================================
Rights
--------------------------------------------------------------------------------
Electrical Equipment--0.0%
Medis Technologies Ltd. (d)(g)...................            1,493             0
--------------------------------------------------------------------------------
Total Rights
(Cost 0)--0.0%                                                                 0
--------------------------------------------------------------------------------

================================================================================
                                                        Beneficial
Short-Term Securities                                     Interest
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash
  Sweep Series, 5.04% (c)(h).....................       $1,431,831     1,431,831
--------------------------------------------------------------------------------
Total Short-Term Securities
(Cost--$1,431,831)--2.8%                                               1,431,831
--------------------------------------------------------------------------------
Total Investments (Cost--$52,940,343*)--99.6%.....................    50,641,215
Other Assets Less Liabilities--0.4%...............................       181,512
                                                                     -----------
Net Assets--100.0%................................................   $50,822,727
                                                                     ===========

--------------------------------------------------------------------------------
* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost........................................        $52,955,591
                                                                    ------------
      Gross unrealized appreciation.........................        $   442,450
      Gross unrealized depreciation.........................         (2,756,826)
                                                                    ------------
      Net unrealized depreciation...........................        $(2,314,376)
                                                                    ============

(a)   Convertible security.

(b)   Floating rate security.

(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net       Interest
      Affiliate                                            Activity     Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series..........................     $(1,002,276)   $123,597
      --------------------------------------------------------------------------

(d)   Non-income producing security.

(e) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(f) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(g)   The rights may be exercised until January 7, 2008.

(h)   Represents the current yield as of December 31, 2007.

(i) The security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

(j)   Subject to principal paydowns.

(k) Floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (Libor InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks, or (iii) the certificate of deposit rate.

(l)   Represents a step bond.

(m) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of December 31, 2007 (Concluded)
================================================================================

o     Swaps outstanding as of December 31, 2007 were as follows:
--------------------------------------------------------------------------------
                                                                    Unrealized
                                                     Notional      Appreciation
                                                      Amount      (Depreciation)
--------------------------------------------------------------------------------
Sold credit default protection on
Novelis Inc. and receive 1.4%

Broker, JPMorgan Chase
Expires January 2008                                  $150,000         $     24

Sold credit default protection on
Ford Motor Company and receive 3.8%

Broker, JPMorgan Chase
Expires March 2010                                    $250,000          (11,023)
--------------------------------------------------------------------------------
Total                                                                  $(10,999)
                                                                       =========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments as of December 31, 2007
--------------------------------------------------------------------------------

                                                            Shares
Common Stocks                                                 Held     Value
--------------------------------------------------------------------------------
Aerospace & Defense--4.1%
Goodrich Corp. .....................................        17,000   $ 1,200,370
Honeywell International, Inc. ......................        68,000     4,186,760
Lockheed Martin Corp. ..............................        35,000     3,684,100
Northrop Grumman Corp. .............................        48,000     3,774,720
                                                                     -----------
                                                                      12,845,950
--------------------------------------------------------------------------------
Airlines--0.7%
Continental Airlines, Inc. Class B (a) .............        90,000     2,002,500
--------------------------------------------------------------------------------
Beverages--0.7%
Hansen Natural Corp. (a) ...........................        52,000     2,303,080
--------------------------------------------------------------------------------
Biotechnology--0.8%
Biogen Idec, Inc. (a) ..............................        46,000     2,618,320
--------------------------------------------------------------------------------
Capital Markets--2.0%
The Charles Schwab Corp. ...........................       145,000     3,704,750
The Goldman Sachs Group, Inc. ......................        12,000     2,580,600
                                                                     -----------
                                                                       6,285,350
--------------------------------------------------------------------------------
Chemicals--3.5%
E.I. du Pont de Nemours & Co. ......................        82,000     3,615,380
Monsanto Co. .......................................        41,000     4,579,290
The Mosaic Co. (a) .................................        30,000     2,830,200
                                                                     -----------
                                                                      11,024,870
--------------------------------------------------------------------------------
Communications Equipment--3.2%
ADC Telecommunications, Inc. (a) ...................        26,000       404,300
Cisco Systems, Inc. (a) ............................       222,000     6,009,540
Juniper Networks, Inc. (a) .........................       102,000     3,386,400
                                                                     -----------
                                                                       9,800,240
--------------------------------------------------------------------------------
Computers & Peripherals--6.5%
Apple Inc. (a) .....................................         3,000       594,240
Dell, Inc. (a) .....................................       162,000     3,970,620
EMC Corp. (a) ......................................       188,000     3,483,640
Hewlett-Packard Co. ................................       116,000     5,855,680
International Business Machines Corp. ..............        59,000     6,377,900
                                                                     -----------
                                                                      20,282,080
--------------------------------------------------------------------------------
Construction & Engineering--1.0%
Fluor Corp. ........................................        22,000     3,205,840
--------------------------------------------------------------------------------
Diversified Consumer Services--1.0%
Apollo Group, Inc. Class A (a) .....................        46,000     3,226,900
--------------------------------------------------------------------------------
Diversified Financial Services--1.8%
Bank of America Corp. ..............................        17,000       701,420
JPMorgan Chase & Co. ...............................       109,000     4,757,850
                                                                     -----------
                                                                       5,459,270
--------------------------------------------------------------------------------
Diversified Telecommunication Services--0.8%
AT&T Inc. ..........................................        56,000     2,327,360
--------------------------------------------------------------------------------
Electrical Equipment--0.4%
Ametek, Inc. .......................................        24,000     1,124,160
--------------------------------------------------------------------------------
Electronic Equipment & Instruments--1.1%
Agilent Technologies, Inc. (a) .....................        90,000     3,306,600
--------------------------------------------------------------------------------
Energy Equipment & Services--2.5%
ENSCO International, Inc. ..........................        53,000     3,159,860
Global Industries Ltd. (a) .........................        45,000       963,900
National Oilwell Varco, Inc. (a) ...................        48,000     3,526,080
                                                                     -----------
                                                                       7,649,840
--------------------------------------------------------------------------------
Food & Staples Retailing--0.2%
The Kroger Co. .....................................        25,000       667,750
--------------------------------------------------------------------------------
Health Care Providers & Services--11.8%
Aetna, Inc. ........................................        64,000     3,694,720
AmerisourceBergen Corp. ............................        65,000     2,916,550
Coventry Health Care, Inc. (a) .....................        55,000     3,258,750
Express Scripts, Inc. (a) ..........................        49,000     3,577,000
Health Net, Inc. (a) ...............................        64,000     3,091,200
Humana, Inc. (a) ...................................        47,000     3,539,570
McKesson Corp. .....................................        54,000     3,537,540
Medco Health Solutions, Inc. (a) ...................        38,000     3,853,200
UnitedHealth Group, Inc. ...........................        82,000     4,772,400
WellPoint, Inc. (a) ................................        50,000     4,386,500
                                                                     -----------
                                                                      36,627,430
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.5%
McDonald's Corp. ...................................        78,000     4,594,980
--------------------------------------------------------------------------------
Household Products--0.6%
The Procter & Gamble Co. ...........................        24,000     1,762,080
--------------------------------------------------------------------------------
Industrial Conglomerates--1.6%
General Electric Co. ...............................       137,000     5,078,590
--------------------------------------------------------------------------------
Insurance--3.7%
American International Group, Inc. .................        45,000     2,623,500
CNA Financial Corp. ................................        15,000       505,800
MetLife, Inc. ......................................        58,000     3,573,960
Safeco Corp. .......................................        15,000       835,200
The Travelers Cos., Inc. ...........................        71,000     3,819,800
                                                                     -----------
                                                                      11,358,260
--------------------------------------------------------------------------------
Internet & Catalog Retail--1.2%
Amazon.com, Inc. (a) ...............................        41,000     3,798,240
--------------------------------------------------------------------------------
Internet Software & Services--1.2%
eBay, Inc. (a) .....................................       116,000     3,850,040
--------------------------------------------------------------------------------
Life Sciences Tools & Services--0.7%
Waters Corp. (a) ...................................        28,000     2,213,960
--------------------------------------------------------------------------------
Machinery--3.2%
AGCO Corp. (a) .....................................        33,000     2,243,340
Cummins, Inc. ......................................        28,000     3,566,360
Deere & Co. ........................................        44,000     4,097,280
                                                                     -----------
                                                                       9,906,980
--------------------------------------------------------------------------------
Media--1.4%
Walt Disney Co. ....................................       135,000     4,357,800
--------------------------------------------------------------------------------
Metals & Mining--1.2%
Reliance Steel & Aluminum Co. ......................         9,000       487,800
Southern Copper Corp. (b) ..........................        31,000     3,259,030
                                                                     -----------
                                                                       3,746,830
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--16.1%
Chevron Corp. ......................................        80,000     7,466,400
ConocoPhillips .....................................        73,000     6,445,900
Exxon Mobil Corp. ..................................       154,000    14,428,260
Frontier Oil Corp. .................................        74,000     3,002,920
Marathon Oil Corp. .................................        65,000     3,955,900
Occidental Petroleum Corp. .........................        61,000     4,696,390
Sunoco, Inc. .......................................        47,000     3,404,680
Tesoro Corp. .......................................        59,000     2,814,300
Valero Energy Corp. ................................        56,000     3,921,680
                                                                     -----------
                                                                      50,136,430
--------------------------------------------------------------------------------
Pharmaceuticals--6.8%
Bristol-Myers Squibb Co. ...........................       146,000     3,871,920
Eli Lilly & Co. ....................................        79,000     4,217,810
Johnson & Johnson ..................................        15,000     1,000,500
Merck & Co., Inc. ..................................        98,000     5,694,780
Pfizer, Inc. .......................................       285,000     6,478,050
                                                                     -----------
                                                                      21,263,060
--------------------------------------------------------------------------------
Road & Rail--1.1%
CSX Corp. ..........................................        80,000     3,518,400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments as of December 31, 2007 (Concluded)
================================================================================

                                                            Shares
Common Stocks                                                 Held     Value
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment--6.3%
Analog Devices, Inc. ...............................        87,000    $2,757,900
Applied Materials, Inc. ............................       193,000     3,427,680
Integrated Device Technology, Inc. (a) .............       165,000     1,866,150
Intersil Corp. Class A .............................        59,000     1,444,320
KLA-Tencor Corp. ...................................        59,000     2,841,440
Novellus Systems, Inc. (a) .........................        29,000       799,530
Nvidia Corp. (a) ...................................       100,000     3,402,000
Texas Instruments, Inc. ............................        91,000     3,039,400
                                                                     -----------
                                                                      19,578,420
--------------------------------------------------------------------------------
Software--8.1%
Autodesk, Inc. (a) .................................        69,000     3,433,440
Compuware Corp. (a) ................................       130,000     1,154,400
McAfee, Inc. (a) ...................................        84,000     3,150,000
Microsoft Corp. ....................................       260,000     9,256,000
Novell, Inc. (a) ...................................       213,000     1,463,310
Oracle Corp. (a) ...................................       220,000     4,967,600
Synopsys, Inc. (a) .................................        62,000     1,607,660
                                                                     -----------
                                                                      25,032,410
--------------------------------------------------------------------------------
Specialty Retail--2.0%
GameStop Corp. Class A (a) .........................        57,000     3,540,270
Tiffany & Co. ......................................        61,000     2,807,830
                                                                     -----------
                                                                       6,348,100
--------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods--1.1%
Nike, Inc. Class B .................................        55,000     3,533,200
--------------------------------------------------------------------------------
Total Common Stocks
(Cost--$268,953,481)--99.9%                                          310,835,320
--------------------------------------------------------------------------------

================================================================================
                                                        Beneficial
Short-Term Securities                                     Interest
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
  Money Market Series, 4.78% (c)(d)(e) .............     $972,000        972,000
--------------------------------------------------------------------------------
Total Short-Term Securities
(Cost--$972,000)--0.3%                                                   972,000
--------------------------------------------------------------------------------

Total Investments (Cost--$269,925,481*)--100.2% ..................  311,807,320
Liabilities in Excess of Other Assets--(0.2%) ....................     (563,369)
                                                                    ------------
Net Assets--100.0%................................................  $311,243,951
                                                                    ============

--------------------------------------------------------------------------------
* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost.............................................. $271,471,863
                                                                   ============
      Gross unrealized appreciation............................... $ 53,633,327
      Gross unrealized depreciation...............................  (13,297,870)
                                                                    -----------
      Net unrealized appreciation................................. $ 40,335,457
                                                                   ------------

(a)   Non-income producing security.

(b)   Security, or a portion of security, is on loan.

(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                              Net      Interest
      Affiliate                                            Activity     Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series...........................               --    $ 1,895
      BlackRock Liquidity Series, LLC
        Money Market Series.........................     $(13,225,700)   $58,172
     ---------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.

(e)   Represents the current yield as of December 31, 2007.

 o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments as of December 31, 2007
================================================================================

                                      Face                                                     Interest     Maturity
                                    Amount                             Issue                     Rate         Date          Value
------------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit--8.7%  $ 5,000,000    Branch Banking and Trust Co.....................   4.50%      1/22/2008    $ 5,000,000
                                 1,700,000    Chase Bank USA, NA..............................   5.13       4/15/2008      1,700,000
                                 1,500,000    Chase Bank USA, NA..............................   5.13       4/16/2008      1,500,000
                                 3,395,000    Chase Bank USA, NA..............................   4.70       5/07/2008      3,395,000
                                 6,000,000    Citibank, NA....................................   4.95       1/16/2008      6,000,000
                                 6,000,000    State Street Bank & Trust Co....................   4.89       3/17/2008      6,000,000
                                 2,800,000    Wachovia Bank, NA...............................   5.32       2/06/2008      2,800,000
------------------------------------------------------------------------------------------------------------------------------------
                                              Total Certificates of Deposit
                                              (Cost--$26,395,000)                                                         26,395,000
------------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit--        2,000,000    Banco Bilbao Vizcaya Argentina SA, NY...........   5.23       1/09/2008      2,000,000
Yankee--22.4%                    2,000,000    Banco Bilbao Vizcaya Argentina SA, NY...........   5.22       1/10/2008      2,000,000
                                 1,145,000    Banco Bilbao Vizcaya Argentina SA, NY...........   5.065      4/02/2008      1,145,014
                                 1,115,000    Bank of Montreal, Chicago.......................   5.10       4/01/2008      1,115,000
                                   800,000    Bank of Montreal, Chicago.......................   4.996     11/10/2008        800,000
                                 3,000,000    Bank of Scotland Plc, NY........................   5.00       3/18/2008      3,000,000
                                 4,905,000    Banque Nationale de Paris, NY...................   5.10       2/27/2008      4,905,000
                                 3,435,000    Banque Nationale de Paris, NY...................   4.80       6/05/2008      3,435,000
                                 6,400,000    Calyon, NY (b)..................................   5.175      4/02/2008      6,399,523
                                 7,000,000    Canadian Imperial Bank of Commerce, NY (b)......   5.118      3/17/2008      7,000,000
                                 3,175,000    Canadian Imperial Bank of Commerce, NY..........   5.09       4/01/2008      3,175,000
                                 3,325,000    Deutsche Bank AG, NY............................   5.385      3/11/2008      3,325,000
                                 3,760,000    Fortis Bank SA/NV, NY...........................   5.30       2/11/2008      3,760,000
                                   985,000    Natixis, NY.....................................   5.42       7/10/2008        986,928
                                 3,370,000    Nordea Bank Finland Plc, NY.....................   4.82      10/17/2008      3,370,258
                                 1,060,000    Nordea Bank Finland Plc, NY.....................   4.91       6/23/2008      1,060,049
                                 5,000,000    Toronto-Dominion Bank, NY.......................   5.05       3/25/2008      5,000,000
                                   350,000    Toronto-Dominion Bank, NY.......................   4.86       5/30/2008        350,000
                                 2,555,000    Toronto-Dominion Bank, NY.......................   4.85       6/06/2008      2,555,000
                                   850,000    UBS AG, Stamford................................   4.895      6/04/2008        850,000
                                 4,500,000    UBS AG, Stamford................................   5.05       3/20/2008      4,500,000
                                 1,925,000    UniCredito Italiano, NY.........................   5.385      3/20/2008      1,925,020
                                 5,000,000    UniCredito Italiano, NY.........................   5.015      3/27/2008      5,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                              Total Certificates of Deposit--Yankee
                                              (Cost--$67,656,792)                                                         67,656,792
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper**--54.0%        4,000,000    Amstel Funding Corp.............................   5.65       3/11/2008      3,956,683
                                 3,000,000    Amstel Funding Corp.............................   5.27       3/17/2008      2,967,063
                                 2,000,000    Bank of America Corp............................   5.32       2/08/2008      1,989,064
                                 2,000,000    CAFCO, LLC......................................   4.92       1/24/2008      1,993,987
                                15,000,000    CHARTA, LLC.....................................   4.88       2/12/2008     14,916,633
                                 2,000,000    Chariot Funding, LLC............................   5.18       1/07/2008      1,998,561
                                 2,000,000    Chariot Funding, LLC............................   5.93       1/28/2008      1,991,434
                                 2,000,000    Citigroup Funding Inc...........................   4.99       3/20/2008      1,978,377
                                 1,400,000    Citigroup Funding Inc...........................   4.73       5/02/2008      1,377,743
                                 5,000,000    Concord Minutemen Capital Co., LLC, Series A....   5.30       1/10/2008      4,994,111
                                 2,000,000    Concord Minutemen Capital Co., LLC, Series A....   5.30       1/11/2008      1,997,350
                                 7,000,000    Concord Minutemen Capital Co., LLC, Series A....   5.90       2/04/2008      6,962,142
                                10,000,000    CRC Funding, LLC................................   4.97       1/14/2008      9,983,433
                                 2,000,000    CRC Funding, LLC................................   4.85       2/01/2008      1,991,917
                                 4,000,000    Falcon Asset Securitization Co. LLC.............   5.55       1/24/2008      3,986,433
                                 7,000,000    Falcon Asset Securitization Co. LLC.............   4.91       2/20/2008      6,953,219
                                 4,500,000    General Electric Capital Corp...................   4.78       3/17/2008      4,455,188
                                 8,700,000    ING America Insurance Holdings, Inc.............   4.85       1/09/2008      8,691,795
                                 6,250,000    Old Line Funding, LLC...........................   5.84       2/08/2008      6,212,486
                                10,000,000    Prudential Funding LLC..........................   4.65       2/05/2008      9,956,083
                                 5,000,000    Prudential Funding LLC..........................   4.47       2/19/2008      4,970,200
                                 3,370,000    Royal Bank of Scotland Group Plc................   4.79       5/21/2008      3,307,224
                                 1,750,000    Scaldis Capital LLC.............................   6.00       1/07/2008      1,748,542
                                 8,000,000    Scaldis Capital LLC.............................   5.10       3/03/2008      7,930,867
                                 2,000,000    Societe Generale North America, Inc.............   5.14       1/10/2008      1,997,716
                                 8,600,000    Societe Generale North America, Inc.............   5.13       2/05/2008      8,558,333

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments as of December 31, 2007 (Concluded)
================================================================================

                                      Face                                                     Interest     Maturity
                                    Amount                             Issue                     Rate         Date          Value
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper               $ 1,500,000    Societe Generale North America, Inc.............   5.15%      2/07/2008    $ 1,492,275
(concluded)                      3,000,000    Societe Generale North America, Inc.............   5.165      2/08/2008      2,984,075
                                 4,000,000    Thames Asset Global Securitization No. 1, Plc...   5.80       1/17/2008      3,990,333
                                12,000,000    Ticonderoga Funding LLC.........................   5.12       1/25/2008     11,960,747
                                 1,605,000    UniCredito Italiano Bank (Ireland) Plc..........   5.245      3/20/2008      1,586,761
                                 9,000,000    Windmill Funding Corp...........................   5.52       1/24/2008      8,969,640
                                 4,000,000    Yorktown Capital, LLC...........................   4.88       2/14/2008      3,976,684
------------------------------------------------------------------------------------------------------------------------------------
                                              Total Commercial Paper
                                              (Cost--$162,827,099)                                                       162,827,099
------------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds--6.7%            1,000,000    Bank of Ireland (b)(c)..........................   4.949      9/19/2008      1,000,000
                                 2,020,000    Cullinan Finance Corp. (b)(c)(d)................   4.845      6/25/2008      2,019,903
                                 4,100,000    Goldman Sachs Group, Inc. (b)(c)................   5.098      9/12/2008      4,100,000
                                 3,000,000    HSBC Finance Corp. (b)..........................   4.946      8/22/2008      3,000,000
                                 1,750,000    MetLife Global Funding I (b)(c).................   5.128      9/12/2008      1,750,000
                                 1,300,000    MetLife Global Funding I (b)(c).................   5.282     10/06/2008      1,300,000
                                 2,000,000    Northern Rock Plc (b)(c)........................   5.236      7/08/2008      2,000,000
                                 5,000,000    Royal Bank of Scotland Group Plc (b)(c).........   5.008      9/26/2008      5,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                              Total Corporate Bonds
                                              (Cost--$20,169,903)                                                         20,169,903
------------------------------------------------------------------------------------------------------------------------------------
Funding Agreements--3.0%         9,000,000    Jackson National Life Insurance Co. (a)(b)......   5.306      5/01/2008      9,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                              Total Funding Agreements
                                              (Cost--$9,000,000)                                                           9,000,000
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--5.2%     15,618,000    Deutsche Bank Securities Inc., purchased on
                                                 12/31/2007 to yield 4.25% to 1/02/2008,
                                                 repurchase price of $15,621,688 collateralized
                                                 by FHLB 5.51% due 1/23/2012..................                            15,618,000
------------------------------------------------------------------------------------------------------------------------------------
                                              Total Repurchase Agreements
                                              (Cost--$15,618,000)                                                         15,618,000
------------------------------------------------------------------------------------------------------------------------------------
                                              Total Investments
                                              (Cost--$301,666,794*)--100.0%.......................................       301,666,794
                                              Other Assets Less Liabilities--0.0%.................................            86,944
                                                                                                                        ------------
                                              Net Assets--100.0%..................................................      $301,753,738
                                                                                                                        ============

--------------------------------------------------------------------------------
 *    Cost for federal income tax purposes.

** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.

(a) Restricted securities as to resale, representing 3.0% of net assets, were as follows:

--------------------------------------------------------------------------------
                                           Acquisition
Issue                                         Dates          Cost        Value
--------------------------------------------------------------------------------
Jackson National Life Insurance Co.,
  5.306% due 5/01/2008...................   5/01/2007   $9,000,000    $9,000,000
--------------------------------------------------------------------------------

(b)   Floating rate security.

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(d)   Security is illiquid.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments as of December 31, 2007                (in U.S. dollars)
================================================================================

                                                              Face
Asset-Backed Securities+                                    Amount       Value
--------------------------------------------------------------------------------

ACE Securities Corp. (b):
    Series 2003-OP1 Class A2,
    5.225% due 12/25/2033 ..........................  USD   22,599    $   21,610
    Series 2005-ASP1 Class M1,
    5.545% due 9/25/2035 ...........................       450,000       302,220
    Series 2005-HE6 Class A2B,
    5.07% due 10/25/2035 ...........................       397,173       391,878
Ameriquest Mortgage Securities, Inc.
  Series 2003-7 Class M1,
  5.715% due 8/25/2033 (b) .........................       450,000       337,500
Bank One Issuance Trust Series 2004-A1
  Class A1, 3.45% due 10/17/2011 ...................     1,100,000     1,090,379
Bear Stearns Asset Backed Securities Trust (b):
    Series 2005-4 Class A,
    5.20% due 1/25/2036 ............................       202,988       180,660
    Series 2005-HE10 Class A2,
    5.16% due 8/25/2035 ............................       804,541       756,646
    Series 2005-SD1 Class 1A2,
    5.165% due 7/25/2027 ...........................       450,000       433,688
    Series 2006-HE8 Class 1A1,
    4.935% due 10/25/2036 ..........................       519,313       508,034
Carrington Mortgage Loan Trust
  Series 2006-NC5 Class A1,
  4.915% due 1/25/2037 (b) .........................       597,294       582,642
Chase Issuance Trust Series 2007-A17
  Class A, 5.12% due 10/15/2014 ....................       700,000       716,930
Citibank Credit Card Issuance Trust
  Series 2003-A8 Class A8,
  3.50% due 8/16/2010 ..............................     1,250,000     1,240,141
Countrywide Asset Backed Certificates (b):
    Series 2003-2 Class M1,
    5.565% due 6/26/2033 ...........................        97,321        83,084
    Series 2003-BC3 Class A2,
    5.485% due 9/25/2033 ...........................        36,710        31,048
    Series 2004-5 Class A,
    5.315% due 10/25/2034 ..........................        82,280        70,350
    Series 2004-5 Class M2,
    5.535% due 7/25/2034 ...........................       400,000       332,000
    Series 2004-13 Class AF4,
    4.923% due 1/25/2033 ...........................       550,000       514,655
    Series 2004-13 Class MF1,
    5.071% due 12/25/2034 ..........................       550,000       471,707
Daimler Chrysler Auto Trust:
    Series 2006-B Class A3,
    5.33% due 8/08/2010 ............................       894,286       897,148
    Series 2006-D Class A3,
    4.98% due 2/08/2011 ............................       900,000       903,082
Equifirst Mortgage Loan Trust Series 2004-2
  Class M1, 5.41% due 7/25/2034 (b) ................       600,000       558,000
First Franklin Mortgage Loan
  Asset Backed Certificates (b):
    Series 2004-FF10 Class A2,
    5.26% due 12/25/2032 ...........................        17,923        17,446
    Series 2005-FF10 Class A6,
    5.215% due 11/25/2035 ..........................       570,186       538,378
Ford Credit Auto Owner Trust:
    Series 2005-A Class A4,
    3.72% due 10/15/2009 ...........................       739,402       735,653
    Series 2006-C Class A3,
    5.16% due 11/15/2010 ...........................     1,100,000     1,107,632
Fremont Home Loan Trust Series 2005-E
  Class 2A2, 5.035% due 1/25/2036 (b) ..............       264,253       262,931
Home Equity Asset Trust (b):
    Series 2005-1 Class A2,
    5.14% due 5/25/2035 ............................        51,630        45,188
    Series 2005-3 Class 1A2,
    5.115% due 8/25/2035 ...........................        32,157        28,349
Honda Auto Receivables Owner Trust
  Series 2006-3 Class A3,
  5.12% due 10/15/2010 .............................       950,000       953,850
Irwin Home Equity Corp. Series 2005-C
  Class 1A1, 5.125% due 4/25/2030 (b) ..............       133,112       119,801
JPMorgan Mortgage Acquisition Corp.
  Series 2006-HE3 Class A2,
  4.935% due 11/25/2036 (b) ........................       419,227       408,755
Long Beach Mortgage Loan Trust
  Series 2006-11 Class 2A1,
  4.925% due 12/25/2036 (b) ........................       549,534       542,078
Morgan Stanley ABS Capital I (b):
    Series 2005-HE1 Class A2MZ,
    5.165% due 12/25/2034 ..........................        46,412        42,558
    Series 2005-NC2 Class A1MZ,
    5.115% due 3/25/2035 ...........................         5,991         5,980
    Series 2005-NC2 Class A2MZ,
    5.115% due 3/25/2035 ...........................        11,276        11,093
Nationstar Home Equity Loan Trust
  Series 2006-B Class AV1,
  4.935% due 9/25/2036 (b) .........................       224,544       222,614
New Century Home Equity Loan Trust
  Series 2005-2 Class A2MZ,
  5.125% due 6/25/2035 (b) .........................       129,843       120,628
Option One Mortgage Loan Trust
  Series 2003-4 Class A2,
  5.185% due 7/25/2033 (b) .........................       120,069       105,380
PECO Energy Transition Trust Series 2000-A
  Class A3, 7.625% due 3/01/2010 ...................       850,000       875,773
Park Place Securities, Inc.
  Series 2005-WCH1 (b):
    Class A1B, 5.165% due 1/25/2035 ................        39,709        34,406
    Class A3D, 5.205% due 1/25/2035 ................        31,766        29,358
Popular ABS Mortgage Pass-Through Trust
  Series 2005-1 Class M2,
  5.507% due 5/25/2035 .............................       200,000       136,000
RAAC Series 2005-SP2 Class 2A,
  5.165% due 6/25/2044 (b) .........................       553,853       472,331
Residential Asset Mortgage Products, Inc.
  Series 2005-RS3 Class AI2,
  5.035% due 3/25/2035 (b) .........................       183,033       173,223
Residential Asset Securities Corp.
  Series 2003-KS5 Class AIIB,
  5.445% due 7/25/2033 (b) .........................        79,479        77,240
SLM Student Loan Trust Series 2002-1
  Class A2, 5.194% due 4/25/2017 (b) ...............       577,203       578,640
Soundview Home Equity Loan Trust
  Series 2005-OPT3 Class A4,
  5.165% due 11/25/2035 (b) ........................       950,000       881,422
Structured Asset Securities Corp. (b):
    Series 2004-23XS Class 2A1,
    5.089% due 1/25/2035 ...........................       169,011       167,211
    Series 2006-BC3 Class A2,
    4.915% due 10/25/2036 ..........................       697,369       665,544
USAA Auto Owner Trust Series 2006-4:
    Class A3, 5.01% due 6/15/2011 ..................       825,000       828,666
    Class A4, 4.98% due 10/15/2012 .................       775,000       781,558

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                              Face
Asset-Backed Securities+                                    Amount       Value
--------------------------------------------------------------------------------
Wachovia Auto Owner Trust Series 2005-B
  Class A3, 4.79% due 4/20/2010 ....................  USD  344,375    $  344,238
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(Cost--$22,668,968)--19.4%                                            21,737,326
--------------------------------------------------------------------------------

================================================================================
U.S. Government & Agency Obligations
--------------------------------------------------------------------------------
Fannie Mae, 7.125% due 1/15/2030 ...................     1,070,000     1,385,198
U.S. Treasury Inflation Indexed Bonds (i):
    1.625% due 1/15/2015 ...........................     1,531,796     1,537,899
    2.375% due 1/15/2025 ...........................       221,672       232,721
    2.375% due 1/15/2027 ...........................       419,576       443,702
U.S. Treasury Notes:
    3.875% due 10/31/2012 ..........................       500,000       509,805
    4.875% due 5/15/2037 ...........................       850,000       926,434
--------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
(Cost--$4,757,669)--4.5%                                               5,035,759
--------------------------------------------------------------------------------

================================================================================
U.S. Government Agency
Mortgage-Backed Securities+--
Collateralized Mortgage Obligations
--------------------------------------------------------------------------------
Fannie Mae Trust:
    Series 360 Class 2,
    5% due 8/01/2035 (e) ...........................     1,172,728       287,062
    Series 378 Class 4,
    5% due 7/01/2036 (e) ...........................     1,243,688       264,718
    Series 2003-9 Class DA,
    4.50% due 12/25/2016 ...........................       720,015       719,829
    Series 2003-87 Class TJ,
    4.50% due 9/25/2018 ............................       730,000       708,269
    Series 2004-25 Class PA,
    5.50% due 10/25/2030 ...........................       533,446       536,890
    Series 2005-57 Class PA,
    5.50% due 5/25/2027 ............................       579,840       583,635
    Series 2005-69 Class LE,
    5.50% due 11/25/2033 ...........................     1,224,689     1,242,268
Freddie Mac Multiclass Certificates:
    Series 3020 Class MA,
    5.50% due 4/15/2027 ............................       911,959       920,552
    Series 3067 Class PG,
    5.50% due 6/15/2025 ............................       580,173       584,987
    Series 3068 Class VA,
    5.50% due 10/15/2016 ...........................       349,346       354,650
    Series 3087 Class VA,
    5.50% due 3/15/2015 ............................       996,606     1,013,096
    Series 3137 Class XP,
    6% due 4/15/2036 ...............................       596,471       614,881
--------------------------------------------------------------------------------
Total U.S. Government Agency
Mortgage-Backed Securities--
Collateralized Mortgage Obligations
(Cost--$7,755,022)--7.0%                                               7,830,837
--------------------------------------------------------------------------------

U.S. Government Agency
Mortgage-Backed Securities+
--------------------------------------------------------------------------------
Fannie Mae Guaranteed Pass-Through
  Certificates:
    4.00% due 10/01/2020--4/01/2021 ................       942,577       902,630
    4.50% due 1/15/2023 (d) ........................     1,500,000     1,476,093
    5.00% due 1/15/2023 (d) ........................     4,000,000     4,003,752
    5.50% due 1/15/2023--1/15/2038 (d) .............     8,100,000     8,098,312
    6.00% due 2/01/2017--1/15/2038 (d) .............    10,361,561    10,547,681
    6.50% due 10/01/2022--1/15/2038 (d) ............    13,870,960    14,262,831
    7.00% due 2/01/2016 ............................        57,313        59,662
Freddie Mac Mortgage Participation Certificates:
    5.00% due 12/01/2035 ...........................     1,693,113     1,653,042
    5.50% due 2/01/2035--1/15/2038 (d) .............     3,063,771     3,057,100
    5.99% due 11/01/2036 (b) .......................       690,109       698,463
    6.00% due 6/01/2035--1/15/2038 (d) .............    25,442,060    25,816,192
    7.00% due 1/01/2032--9/01/2032 .................       173,541       182,057
Ginnie Mae MBS Certificates:
    5.50% due 5/20/2036 ............................     4,000,000     4,008,355
    6.00% due 1/21/2038 (d) ........................     1,800,000     1,838,813
    6.50% due 6/15/2031--1/15/2038 (d) .............     2,859,578     2,947,519
--------------------------------------------------------------------------------
Total U.S. Government Agency
Mortgage-Backed Securities
(Cost--$79,235,055)--71.0%                                            79,552,502
--------------------------------------------------------------------------------

================================================================================
Non-U.S. Government Agency
Mortgage-Backed Securities+
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--15.3%
Bear Stearns Adjustable Rate Mortgage Trust (b):
    Series 2005-4 Class 3A1,
    5.37% due 8/25/2035 ............................     3,327,052     3,329,919
    Series 2006-2 Class 2A1,
    5.65% due 7/25/2036 ............................     1,142,829     1,142,654
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-4 Class A,
  5.345% due 8/25/2035 (b) .........................     1,166,812     1,132,712
Citimortgage Alternative Loan Trust
  Series 2007-A8 Class A1,
  6% due 10/25/2037 ................................       785,150       781,715
Countrywide Alternative Loan Trust
  Series 2006-OC10 Class 2A1,
  4.955% due 11/25/2036 (b) ........................       452,879       445,352
Countrywide Home Loan
  Mortgage Pass-Through Trust:
    Series 2007-16 Class A1,
    6.50% due 10/25/2037 ...........................       487,196       493,858
    Series 2007-J3 Class A10,
    6% due 7/25/2037 ...............................       586,784       566,132
First Horizon Asset Securities, Inc.
  Series 2005-AR3 Class 3A1,
  5.50% due 8/25/2035 (b) ..........................       498,160       497,989
GSR Mortgage Loan Trust Series 2005-AR4
  Class 6A1, 5.25% due 7/25/2035 (b) ...............     1,208,353     1,170,335
Impac Secured Assets CMN Owner Trust
  Series 2004-3 (b):
    Class 1A4, 5.265% due 11/25/2034 ...............       125,086       124,663
    Class M1, 5.465% due 11/25/2034 ................       500,000       492,446
Luminent Mortgage Trust Series 2006-7
  Class 1A1, 5.045% due 12/25/2036 (b) .............       737,109       695,880
RMAC Plc Series 2003-NS2A Class A2C,
  5.533% due 9/12/2035 (b) .........................        30,486        30,181

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

Non-U.S. Government Agency                                    Face
Mortgage-Backed Securities+                                 Amount       Value
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations (concluded)
Structured Adjustable Rate Mortgage Loan:
    Series 2007-3 Class 2A1, Trust
    5.738% due 4/25/2037 (b) .......................  USD  879,363    $  878,771
Structured Asset Securities Corp. (b):
    Series 2005-GEL2 Class A,
    5.145% due 4/25/2035 ...........................        80,195        77,680
    Series 2005-OPT1 Class A4M,
    5.215% due 11/25/2035 ..........................       235,032       221,831
WaMu Mortgage Pass-Through Certificates
  Series 2007-HY3 (b):
    Class 1A1, 5.67% due 3/25/2037 .................     2,442,656     2,453,038
    Class 4A1, 5.35% due 3/25/2037 .................     1,084,605     1,079,606
Wells Fargo Mortgage Backed Securities Trust (b):
    Series 2005-AR15 Class 2A1,
    5.115% due 9/25/2035 ...........................     1,260,753     1,236,993
    Series 2006-AR12 Class 2A1,
    6.10% due 9/25/2036 ............................       277,016       277,407
                                                                     -----------
                                                                      17,129,162
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities--19.3%
Banc of America Commercial Mortgage, Inc.:
    Series 2001-1 Class B,
    6.674% due 4/15/2036 ...........................       840,000       888,723
    Series 2003-2 Class A3,
    4.873% due 3/11/2041 (b)(c) ....................       755,000       756,289
    Series 2007-2 Class A4,
    5.688% due 4/10/2049 (b) .......................       700,000       718,328
Bear Stearns Commercial Mortgage Securities:
    Series 1998-C1 Class A2,
    6.44% due 6/16/2030 ............................       807,636       808,445
    Series 2005-PWR8 Class A4,
    4.674% due 6/11/2041 ...........................       750,000       716,705
    Series 2006-PW11 Class A4,
    5.625% due 3/11/2039 (b) .......................       825,000       837,297
    Series 2007-PW17 Class A4,
    5.694% due 6/11/2050 (b) .......................       525,000       537,054
CS First Boston Mortgage Securities Corp.
  Series 2002-CP5 Class A1,
  4.106% due 12/15/2035 ............................       337,150       331,765
Capco America Securitization Corp.
  Series 1998-D7 Class A1B,
  6.26% due 10/15/2030 .............................       710,803       714,230
Chase Commercial Mortgage Securities
  Corp. Series 1999-2 Class A2,
  7.198% due 1/15/2032 .............................       645,492       670,846
Citigroup Commercial Mortgage Trust
  Series 2007-C6 Class AM,
  5.89% due 12/10/2049 (b) .........................       275,000       275,729
Citigroup/Deutsche Bank Commercial
  Mortgage Trust Series 2007-CD5 Class A4,
  5.886% due 11/15/2044 (b) ........................       275,000       285,021
First Union National Bank Commercial
  Mortgage Series 1999-C4 Class E,
  7.939% due 12/15/2031 (a)(b) .....................       745,000       789,122
GMAC Commercial Mortgage Securities, Inc.:
    Series 1998-C2 Class A2,
    6.42% due 5/15/2035 ............................       722,716       724,664
    Series 2000-C3 Class A2,
    6.957% due 9/15/2035 ...........................       820,000       865,698
    Series 2001-C1 Class B,
    6.67% due 4/15/2034 (b) ........................       690,000       729,148
    Series 2003-C3 Class A3,
    4.646% due 4/10/2040 ...........................       850,000       848,745
GS Mortgage Securities Corp. II
  Series 2006-GG6 Class A2,
  5.506% due 4/10/2038 (b) .........................       700,000       707,828
Greenwich Capital Commercial Funding Corp.:
    Series 2004-GG1 Class A4,
    4.755% due 6/10/2036 ...........................       900,000       902,302
    Series 2005-GG5 Class AJ,
    5.301% due 4/10/2037 (b) .......................       225,000       212,264
JPMorgan Chase Commercial
  Mortgage Securities Corp.:
    Series 2001-CIB2 Class A3,
    6.429% due 4/15/2035 ...........................       735,000       772,392
    Series 2006-CB17 Class A4,
    5.429% due 12/12/2043 ..........................       100,000       100,555
    Series 2007-LD1 Class A2,
    5.804% due 6/15/2049 (b) .......................       275,000       281,079
    Series 2007-LD12 Class A2,
    5.827% due 2/15/2051 ...........................       225,000       229,557
LB Commercial Conduit Mortgage Trust
  Series 1998-C4 Class A1B,
  6.21% due 10/15/2035 .............................       564,502       566,682
LB-UBS Commercial Mortgage Trust:
    Series 2000-C3 Class A2,
    7.95% due 5/15/2025 (b) ........................       708,702       748,387
    Series 2005-C3 Class A5,
    4.739% due 7/15/2030 ...........................       600,000       575,339
    Series 2007-C2 Class A3,
    5.43% due 2/15/2040 ............................       500,000       502,203
    Series 2007-C6 Class A4,
    5.858% due 7/15/2040 (b) .......................       700,000       723,974
    Series 2007-C7 Class A3,
    5.866% due 9/15/2045 (b) .......................       625,000       641,099
Morgan Stanley Capital I:
    Series 2006-IQ12 Class A4,
    5.332% due 12/15/2043 ..........................       300,000       299,553
    Series 2007-HQ12 Class A2,
    5.81% due 4/12/2049 (b) ........................       100,000       101,583
    Series 2007-IQ16 Class A4,
    5.809% due 12/12/2049 ..........................       380,000       388,607
Mortgage Capital Funding, Inc.:
    Series 1998-MC1 Class E,
    7.06% due 3/18/2030 (b) ........................       118,108       117,819
    Series 1998-MC2 Class B,
    6.549% due 6/18/2030 ...........................       760,000       759,220
Wachovia Bank Commercial Mortgage Trust:
    Series 2005-C20 Class A6A,
    5.11% due 7/15/2042 (b) ........................       680,000       674,276
    Series 2007-C33 Class A4,
    6.10% due 2/15/2051 (b) ........................       850,000       887,507
                                                                     -----------
                                                                      21,690,035
--------------------------------------------------------------------------------
Total Non-U.S. Government Agency
Mortgage-Backed Securities
(Cost--$38,518,388)--34.6%                                            38,819,197
--------------------------------------------------------------------------------

================================================================================
Corporate Bonds
--------------------------------------------------------------------------------
Aerospace & Defense--0.1%
Honeywell International, Inc.,
  5.70% due 3/15/2036 ..............................       155,000       152,634
L-3 Communications Corp. Series B,
  6.375% due 10/15/2015 ............................         7,000         6,895
                                                                     -----------
                                                                         159,529
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                              Face
Corporate Bonds                                             Amount     Value
--------------------------------------------------------------------------------
Airlines--0.2%
American Airlines, Inc. Series 2003-1,
  3.857% due 1/09/2012 (f) .........................  USD   99,201    $   94,117
Continental Airlines, Inc. Series 2002-1,
  6.563% due 8/15/2013 .............................       140,000       144,900
                                                                     -----------
                                                                         239,017
--------------------------------------------------------------------------------
Building Products--0.1%
Momentive Performance Materials, Inc.,
  10.125% due 12/01/2014 (a)(h) ....................        70,000        64,050
--------------------------------------------------------------------------------
Capital Markets--4.4%
The Bear Stearns Cos., Inc.:
    5.599% due 7/19/2010 (b) .......................       145,000       136,270
    6.95% due 8/10/2012 ............................       395,000       406,139
    6.40% due 10/02/2017 ...........................       200,000       193,232
Credit Suisse Guernsey Ltd., 5.86% (b)(g) ..........       430,000       384,935
Goldman Sachs Capital II, 5.793% (b)(g) ............       175,000       155,807
The Goldman Sachs Group, Inc.,
  5.25% due 10/15/2013 .............................       730,000       730,250
Lehman Brothers Holdings, Inc.:
    6% due 7/19/2012 ...............................       295,000       300,379
    5.50% due 4/04/2016 ............................       150,000       143,527
    6.75% due 12/28/2017 ...........................       325,000       334,977
    Series I, 5.25% due 2/06/2012 ..................       235,000       232,530
    Series MTN, 7% due 9/27/2027 ...................       165,000       167,467
Morgan Stanley:
    6.25% due 8/28/2017 ............................       540,000       548,966
    Series F, 5.55% due 4/27/2017 ..................       660,000       643,611
UBS AG Series DPNT,
  5.875% due 12/20/2017 ............................       545,000       548,840
                                                                     -----------
                                                                       4,926,930
--------------------------------------------------------------------------------
Commercial Banks--1.5%
Barclays Bank Plc (a)(b)(g):
    7.43% ..........................................       125,000       129,894
    8.55% ..........................................       290,000       305,456
Corporacion Andina de Fomento,
  6.875% due 3/15/2012 .............................       220,000       234,745
Royal Bank of Scotland Group Plc,
  6.99% (a)(b)(g) ..................................       475,000       473,140
Wachovia Bank NA,
  6.60% due 1/15/2038 ..............................       550,000       552,761
                                                                     -----------
                                                                       1,695,996
--------------------------------------------------------------------------------
Computers & Peripherals--0.3%
International Business Machines Corp.,
  5.70% due 9/14/2017 ..............................       325,000       335,973
--------------------------------------------------------------------------------
Consumer Finance--0.3%
HSBC Finance Corp., 6.50% due 11/15/2008 ...........       200,000       202,196
SLM Corp., 5.40% due 10/25/2011 ....................       180,000       164,051
                                                                     -----------
                                                                         366,247
--------------------------------------------------------------------------------
Diversified Financial Services--6.0%
Bank of America Corp.:
    4.875% due 9/15/2012 ...........................       225,000       225,552
    6% due 9/01/2017 ...............................       275,000       280,960
    5.75% due 12/01/2017 ...........................       780,000       781,789
Citigroup, Inc.:
    5.50% due 2/15/2017 ............................       410,000       398,458
    5.625% due 8/27/2012 ...........................       430,000       435,582
Citigroup Capital XXI,
    8.30% due 12/21/2077 (b) .......................       360,000       375,909
General Electric Capital Corp.:
    5% due 11/15/2011 ..............................     1,115,000     1,128,507
    6.15% due 8/07/2037 ............................       305,000       324,041
    6.375% due 11/15/2067 (b) ......................       275,000       283,933
    Series A, 5% due 12/01/2010 (c) ................     1,375,000     1,399,168
JPMorgan Chase Bank NA,
  6% due 7/05/2017 .................................       450,000       454,651
JPMorgan Chase Capital XXV,
  6.80% due 10/01/2037 .............................       675,000       648,993
                                                                     -----------
                                                                       6,737,543
--------------------------------------------------------------------------------
Diversified Telecommunication Services--0.9%
AT&T, Inc., 6.50% due 9/01/2037 ....................       475,000       496,697
GTE Corp., 6.84% due 4/15/2018 .....................       270,000       292,923
Qwest Communications International, Inc.,
  7.50% due 2/15/2014 ..............................        85,000        84,787
Telecom Italia Capital SA,
  6% due 9/30/2034 .................................        95,000        92,379
                                                                     -----------
                                                                         966,786
--------------------------------------------------------------------------------
Electric Utilities--0.5%
Jersey Central Power & Light Co.,
  6.40% due 5/15/2036 ..............................        70,000        68,103
Nevada Power Co.,
  6.65% due 4/01/2036 ..............................       140,000       141,736
Sierra Pacific Power Co.,
  6% due 5/15/2016 .................................       190,000       188,337
Southern California Edison Co.,
  5.625% due 2/01/2036 .............................       180,000       172,243
                                                                     -----------
                                                                         570,419
--------------------------------------------------------------------------------
Energy Equipment & Services--0.1%
Transocean, Inc., 6.80% due 3/15/2038 ..............        75,000        76,526
--------------------------------------------------------------------------------
Food Products--0.3%
Kraft Foods, Inc., 6.50% due 8/11/2017 .............       330,000       341,400
--------------------------------------------------------------------------------
Health Care Equipment & Supplies--0.1%
The Cooper Cos., Inc.,
  7.125% due 2/15/2015 .............................       130,000       126,425
--------------------------------------------------------------------------------
Health Care Providers & Services--0.1%
UnitedHealth Group, Inc.,
  5.80% due 3/15/2036 ..............................       130,000       118,915
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.0%
American Real Estate Partners LP,
  7.125% due 2/15/2013 .............................        20,000        18,800
--------------------------------------------------------------------------------
Independent Power Producers & Energy Traders--0.2%
Texas Competitive Electric Holdings Co. LLC
  Series B, 10.25% due 11/01/2015 (a) ..............       220,000       217,800
--------------------------------------------------------------------------------
Insurance--1.1%
American International Group, Inc.,
  6.25% due 5/01/2036 ..............................       195,000       196,013
Chubb Corp., 6.375% due 3/29/2067 (b) ..............       200,000       195,082
Lincoln National Corp.,
  7% due 5/17/2066 (b) .............................       130,000       130,523
Metlife, Inc., 6.40% due 12/15/2066 ................       250,000       229,123
The Progressive Corp.,
  6.70% due 6/15/2037 (b) ..........................       190,000       176,390
Reinsurance Group of America,
  6.75% due 12/15/2065 (b) .........................       135,000       121,296
The Travelers Cos., Inc.,
  6.25% due 3/15/2067 (b) ..........................       145,000       135,979
                                                                     -----------
                                                                       1,184,406
--------------------------------------------------------------------------------
Media--2.0%
CSC Holdings, Inc. Series B,
  8.125% due 7/15/2009 .............................        25,000        25,406
Cablevision Systems Corp. Series B,
  9.644% due 4/01/2009 (b) .........................       155,000       156,744

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                              Face
Corporate Bonds                                             Amount     Value
--------------------------------------------------------------------------------
Media (concluded)
Comcast Corp.:
  6.50% due 1/15/2017 ..............................  USD  255,000    $  265,876
  6.45% due 3/15/2037 ..............................       225,000       229,091
  6.95% due 8/15/2037 ..............................       250,000       269,818
Cox Communications, Inc.,
  7.125% due 10/01/2012 ............................       135,000       143,974
Idearc, Inc., 8% due 11/15/2016 ....................        60,000        55,050
News America, Inc.:
    6.40% due 12/15/2035 ...........................       200,000       202,329
    6.75% due 1/09/2038 ............................       120,000       130,945
Time Warner Cable, Inc.,
  5.85% due 5/01/2017 ..............................       275,000       275,679
Time Warner Cos., Inc.,
  9.125% due 1/15/2013 .............................       405,000       460,112
                                                                     -----------
                                                                       2,215,024
--------------------------------------------------------------------------------
Metals & Mining--0.3%
Freeport-McMoRan Copper & Gold, Inc.:
    8.25% due 4/01/2015 ............................        90,000        95,400
    8.394% due 4/01/2015 (b) .......................        65,000        65,975
    8.375% due 4/01/2017 ...........................       180,000       193,050
                                                                     -----------
                                                                         354,425
--------------------------------------------------------------------------------
Multi-Utilities--0.1%
Xcel Energy, Inc., 6.50% due 7/01/2036 .............        90,000        89,284
--------------------------------------------------------------------------------
Office Electronics--0.2%
Xerox Corp., 6.40% due 3/15/2016 ...................       230,000       235,355
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--1.8%
Anadarko Petroleum Corp.,
  5.95% due 9/15/2016 ..............................       600,000       610,938
Gazprom OAO, 7.288% due 8/16/2037 (a) ..............       190,000       191,767
Midamerican Energy Holdings Co.:
    5.95% due 5/15/2037 ............................       250,000       242,495
    6.50% due 9/15/2037 ............................       150,000       156,643
Motiva Enterprises LLC,
  5.20% due 9/15/2012 (a) ..........................       135,000       141,652
Northwest Pipeline Corp.,
  7% due 6/15/2016 .................................       240,000       255,600
Petrobras International Finance Co.,
  5.875% due 3/01/2018 .............................        90,000        89,505
Sabine Pass LNG LP,
  7.50% due 11/30/2016 .............................       135,000       128,925
Tennessee Gas Pipeline Co.,
  7% due 10/15/2028 ................................        35,000        35,332
XTO Energy, Inc., 6.75% due 8/01/2037 ..............       175,000       187,710
                                                                     -----------
                                                                       2,040,567
--------------------------------------------------------------------------------
Pharmaceuticals--0.3%
Bristol-Myers Squibb Co.,
  5.875% due 11/15/2036 ............................       175,000       173,902
Wyeth, 6% due 2/15/2036 ............................       190,000       189,985
                                                                     -----------
                                                                         363,887
--------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)--0.2%
Nationwide Health Properties, Inc.,
  6.59% due 7/07/2038 ..............................       165,000       176,275
--------------------------------------------------------------------------------
Wireless Telecommunication Services--0.1%
Vodafone Group Plc,
  6.15% due 2/27/2037 ..............................       100,000        98,762
--------------------------------------------------------------------------------
Total Corporate Bonds
(Cost--$23,644,211)--21.2%                                            23,720,341
--------------------------------------------------------------------------------

Foreign Government Obligations
--------------------------------------------------------------------------------
Argentina Bonos, 5.374% due
  8/03/2012 (b)(f)...........................              243,750       214,924
Bundesrepublik Deutschland Series 07,
  4.25% due 7/04/2039........................   EUR        150,000       206,872
Colombia Government International
  Bond, 7.375% due 9/18/2037.................   USD        200,000       222,500
Mexico Government International Bond,
  6.375% due 1/16/2013.......................              130,000       138,255
--------------------------------------------------------------------------------
Total Foreign Government Obligations
(Cost--$787,612)--0.7%                                                   782,551
--------------------------------------------------------------------------------

================================================================================
Preferred Securities
--------------------------------------------------------------------------------

Capital Trusts
--------------------------------------------------------------------------------
Capital Markets--0.1%
Lehman Brothers Holdings Capital Trust V,
  5.857% (b)(g) ....................................        55,000        49,019
Mellon Capital IV Series 1, 6.244% (b)(g) ..........       150,000       139,218
                                                                     -----------
                                                                         188,237
--------------------------------------------------------------------------------
Commercial Banks--0.4%
BAC Capital Trust VI, 5.625%
  due 3/08/2035 ....................................       150,000       128,112
USB Capital IX, 6.189% (b)(g) ......................       325,000       294,129
                                                                     -----------
                                                                         422,241
--------------------------------------------------------------------------------
Total Capital Trusts
(Cost--$680,788)--0.5%                                                   610,478
--------------------------------------------------------------------------------

================================================================================
                                                            Shares
Preferred Stocks                                              Held
--------------------------------------------------------------------------------
Commercial Banks--0.6%
Wachovia Corp. Series J, 8% ........................        25,000       632,500
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance--1.7%
Fannie Mae:
    8.25% ..........................................        34,150       879,363
    Series O, 7% ...................................         9,000       414,844
Freddie Mac Series Z, 8.375% .......................        24,300       635,445
                                                                     -----------
                                                                       1,929,652
--------------------------------------------------------------------------------
Total Preferred Stocks
(Cost--$2,586,875)--2.3%                                               2,562,152
--------------------------------------------------------------------------------

================================================================================
                                                              Face
Trust Preferreds                                            Amount
--------------------------------------------------------------------------------
Commercial Banks--0.1%
SunTrust Capital VIII,
  6.10% due 12/15/2036 (b)(i) ......................  USD  150,000       124,833
--------------------------------------------------------------------------------
Total Trust Preferreds
(Cost--$147,573)--0.1%                                                   124,833
--------------------------------------------------------------------------------
Total Preferred Securities
(Cost--$3,415,236)--2.9%                                               3,297,463
--------------------------------------------------------------------------------

================================================================================
Short-Term Securities
--------------------------------------------------------------------------------
U.S. Government Agency Obligations--2.5%
Federal Home Loan Bank,
  3.25% due 1/14/2008 ..............................     2,800,000     2,796,967
--------------------------------------------------------------------------------
Total Short-Term Securities
(Cost--$2,796,967)--2.5%                                               2,796,967
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                         Number of
Options Purchased                                      Contracts++     Value
--------------------------------------------------------------------------------
Call Options Purchased
Receive a fixed rate of 5.345% and pay a
  floating rate based on 3-month USD LIBOR,
  expiring November 2009, Broker, Lehman
  Brothers Special Financing (j) ...................             2    $  136,369
Receive a fixed rate of 5.39% and pay a
  floating rate based on 3-month LIBOR,
  expiring March 2012, Broker, Lehman
  Brothers Special Financing (j) ...................             2       109,862
Receive a fixed rate of 5.525% and pay a
  floating rate based on 3-month LIBOR,
  expiring May 2012, Broker, Citibank, NA (j) ......             5       336,197
Receive a fixed rate of 5.705% and pay a
  floating rate based on 3-month LIBOR,
  expiring May 2012, Broker, Deutsche
  Bank AG London (j) ...............................             5       355,135
Receive a fixed rate of 5.78% and pay a
  floating rate based on 3-month LIBOR,
  expiring August 2010, Broker, Deutsche
  Bank AG London (j) ...............................             3       265,479
Receive a fixed rate of 6.025% and pay a
  floating rate based on 3-month LIBOR,
  expiring June 2012, Broker, Lehman
  Brothers Special Financing (j) ...................             2       172,833
Receive a fixed rate of 6.075% and pay a
  floating rate based on 3-month LIBOR,
  expiring July 2012, Broker, Lehman
  Brothers Special Financing (j) ...................             3       250,117
                                                                     -----------
                                                                       1,625,992
--------------------------------------------------------------------------------
Put Options Purchased
Pay a fixed rate of 5.345% and receive a
  floating rate based on 3-month USD LIBOR,
  expiring November 2009, Broker, Lehman
  Brothers Special Financing (j) ...................             2        84,089
Pay a fixed rate of 5.39% and receive a
  floating rate based on 3-month LIBOR,
  expiring March 2012, Broker, Lehman
  Brothers Special Financing (j) ...................             2       110,950
Pay a fixed rate of 5.5% and receive a
  floating rate based on 3-month LIBOR,
  expiring January 2008, Broker, Morgan
  Stanley Capital Services (j) .....................             2            69
Pay a fixed rate of 5.525% and receive a
  floating rate based on 3-month LIBOR,
  expiring May 2012, Broker, Citibank, NA (j) ......             5       264,932
Pay a fixed rate of 5.705% and receive a
  floating rate based on 3-month LIBOR,
  expiring May 2012, Broker, Deutsche
  Bank AG London (j) ...............................             5       223,087
Pay a fixed rate of 5.78% and receive a
  floating rate based on 3-month LIBOR,
  expiring August 2010, Broker, Deutsche
  Bank AG London (j) ...............................             3        95,090
Pay a fixed rate of 6.025% and receive a
  floating rate based on 3-month LIBOR,
  expiring June 2012, Broker, Lehman Brothers
  Special Financing (j) ............................             2        79,663
Pay a fixed rate of 6.075% and receive a
  floating rate based 3-month LIBOR,
  expiring July 2012, Broker, Lehman Brothers
  Special Financing (j) ............................             3       109,810
                                                                     -----------
                                                                         967,690
--------------------------------------------------------------------------------
Total Options Purchased
(Premiums Paid--$1,996,026)--2.3%                                      2,593,682
--------------------------------------------------------------------------------
Total Investments before TBA Sale
Commitments and Options Written
(Cost--$185,575,154*)--166.1%                                        186,166,625
--------------------------------------------------------------------------------

================================================================================
                                                              Face
TBA Sale Commitments                                        Amount
--------------------------------------------------------------------------------
Fannie Mae Guaranteed Pass-Through
  Certificates:
  5.50% due 1/15/2023--1/15/2038 ................... USD(7,500,000)  (7,490,903)
  6% due 2/01/2017--1/15/2038 ......................      (200,000)    (203,093)
Freddie Mac Mortgage Participation
  Certificates, 6.0% due
  6/01/2035--1/15/2038 .............................    (4,400,000)  (4,465,314)
Ginnie Mae MBS Certificates,
  5.50% due 5/20/2036 ..............................    (4,000,000)  (4,021,240)
--------------------------------------------------------------------------------
Total TBA Sale Commitments
(Proceeds Received--$16,043,290)--(14.4%)                           (16,180,550)
--------------------------------------------------------------------------------

================================================================================
                                                         Number of
Options Written                                          Contracts
--------------------------------------------------------------------------------
Call Options Written
U.S. Treasury Bonds, expiring February 2008
  at USD 112 .......................................            11       (4,812)
Pay a fixed rate of 5.025% and receive a
  floating rate based on 3-month USD LIBOR,
  expiring November 2010, Broker, Union
  Bank of Switzerland, A.G. (j) ....................           5++     (207,460)
Pay a fixed rate of 5.115% and receive a
  floating rate based on 3-month LIBOR,
  expiring March 2008, Broker, Lehman
  Brothers Special Financing (j) ...................           2++      (78,392)
Pay a fixed rate of 5.40% and receive a
  floating rate based on 3-month USD LIBOR,
  expiring December 2010, Broker, Union
  Bank of Switzerland, A.G. (j) ....................           1++      (81,200)
Pay a fixed rate of 5.74% and receive a
  floating rate based on 3-month LIBOR,
  expiring October 2012, Broker, JPMorgan
  Chase (j) ........................................           1++      (99,234)
Pay a fixed rated of 5.46% and receive a
  floating rate based on 3-month LIBOR,
  expiring August 2008, Broker, JPMorgan
  Chase (j) ........................................           1++      (51,105)
Pay a fixed rate of 5.56% and receive a
  floating rate based on 3-month LIBOR,
  expiring October 2010, Broker, Union
  Bank Of Switzerland, A.G. (j) ....................           7++     (430,345)
                                                                     -----------
                                                                       (952,548)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

                                                         Number of
Options Written                                        Contracts++     Value
--------------------------------------------------------------------------------
Put Options Written
Receive a fixed rate of 5.56% and pay a
  floating rate based on 3-month LIBOR,
  expiring October 2010, Broker, Union
  Bank of Switzerland, A.G. (j) ....................             7   $ (236,245)
Receive a fixed rate of 5.025% and pay a
  floating rate based on 3-month USD
  LIBOR, expiring November 2010, Broker,
  Union Bank of Switzerland, A.G. (j) ..............             5     (265,070)
Receive a fixed rate of 5.115% and pay a
  floating rate based on 3-month LIBOR,
  expiring March 2008, Broker, Lehman
  Brothers Special Financing (j) ...................             2      (15,722)
Receive a fixed rate of 5.40% and pay a
  floating rate based on 3-month USD
  LIBOR, expiring December 2010, Broker,
  Union Bank of Switzerland, A.G. (j) ..............             1      (60,089)
Receive a fixed rated of 5.46% and pay a
  floating rate based on 3-month LIBOR,
  expiring August 2008, Broker, JPMorgan
  Chase (j) ........................................             1      (11,098)
Receive a fixed rate of 5.74% and pay a
  floating rate based on 3-month LIBOR,
  expiring October 2012, Broker, JPMorgan
  Chase (j) ........................................             1      (79,938)
                                                                   -------------
                                                                       (668,162)
--------------------------------------------------------------------------------
Total Options Written
(Premiums Received--$1,458,764)--(1.4%)                              (1,620,710)
--------------------------------------------------------------------------------
Total Investments, Net of TBA Sale
Commitments and Options Written
(Cost--$168,073,100)--150.3%....................................    168,365,365
Liabilities in Excess of Other Assets--(50.3%)                      (56,307,327)
                                                                   -------------
Net Assets--100.0%..............................................   $112,058,038
                                                                   =============

--------------------------------------------------------------------------------
 * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost............................................   $185,673,617
                                                                   =============
      Gross unrealized appreciation.............................   $  2,494,907
      Gross unrealized depreciation.............................     (2,001,899)
                                                                   -------------
      Net unrealized appreciation...............................   $    493,008
                                                                   =============

 + Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of the prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

++    One contract represents a notional amount of $1,000,000.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)   Floating rate security.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(e) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(f)   Subject to principal paydowns.

(g)   The security is a perpetual bond and has no definite maturity date.

(h) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(i) All or a portion of security held as collateral in connection with open reverse repurchase agreements.

      Reverse repurchase agreement outstanding as of December 31, 2007 was as follows:

--------------------------------------------------------------------------------
                  Interest      Trade   Maturity    Net Closing       Face
Counterparty        Rate        Date      Date        Amount         Amount
--------------------------------------------------------------------------------
Lehman
Brothers, Inc.      3.80%     12/19/07   1/17/08    $2,542,258     $2,534,500
--------------------------------------------------------------------------------

(j) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which many combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o Forward foreign exchange contracts as of December 31, 2007 were as follows:

      --------------------------------------------------------------------------
                                   Foreign                          Unrealized
      Foreign Currency             Currency         Settlement     Appreciation
      Purchased                      Sold              Date       (Depreciation)
      --------------------------------------------------------------------------
      JPY  248,834,675          USD    2,156,691      1/15/08           $74,689
      JPY   58,315,000          USD      525,928      1/15/08            (2,998)
      JPY   58,315,000          USD      521,549      1/15/08             1,380
      USD    1,086,936          JPY  117,363,000      1/15/08            34,504
      EUR      179,459          USD      266,095      1/23/08            (3,602)
      USD      301,113          EUR      212,500      1/23/08            (9,709)
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward
      Foreign Exchange Contracts--Net                                   $94,264
                                                                        ========

o Financial futures contracts purchased as of December 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
Number of                        Expiration           Face         Appreciation
Contracts         Issue             Date              Value       (Depreciation)
--------------------------------------------------------------------------------
    9           Euro BOBL        March 2008        $1,440,015          $(19,690)
    9            Euribor         March 2008        $3,143,583            (2,985)
   19       Euro-Bund Future     March 2008        $3,213,313           (71,231)
   72           10-Year
           U.S. Treasury Bond    March 2008        $8,092,208            71,917
   16          Eurodollar
                Futures        September 2008      $3,859,053             1,347
--------------------------------------------------------------------------------
Total Unrealized Depreciation--Net                                     $(20,642)
                                                                       ========

o     Financial futures contracts sold as of December 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
Number of                        Expiration           Face         Appreciation
Contracts         Issue             Date              Value       (Depreciation)
--------------------------------------------------------------------------------
   17         2-Year U.S.
             Treasury Bonds      March 2008        $ 3,574,450           $  200
   136        5-Year U.S.
             Treasury Bonds      March 2008        $15,029,914           31,664
   59         30-Year U.S.
             Treasury Bonds      March 2008        $ 6,931,520           65,395
   16          Eurodollar
                Futures        September 2009      $ 3,853,890             (110)
--------------------------------------------------------------------------------
Total Unrealized Appreciation--Net                                      $97,149
                                                                        =======

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments as of December 31, 2007 (Continued)    (in U.S. dollars)
================================================================================

o     Swaps outstanding as of December 31, 2007 were as follows:
--------------------------------------------------------------------------------
                                                                    Unrealized
                                                  Notional         Appreciation
                                                   Amount         (Depreciation)
--------------------------------------------------------------------------------
Sold credit default protection on
Comcast Cable Communications, Inc.
and receive 1.15%

Broker, Morgan Stanley Capital Services, Inc.
Expires September 2008                           $  430,000            $  2,974

Receive a fixed rate of 3.401% and pay 3.875% on Treasury Inflation Protected Securities
(TIPS) adjusted principal

Broker, JPMorgan Chase
Expires January 2009                             $  879,000             (17,671)

Receive a fixed rate of 4.7775% and pay a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires August 2009                              $5,100,000              71,222

Receive a fixed rate of 5.2725% and pay a floating rate based on 3-month LIBOR

Broker, Citibank, NA
Expires October 2009                             $2,900,000              71,212

Receive a fixed rate of 4.034% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires December 2009                            $4,500,000              14,137

Receive a fixed rate of 4.1% and pay a
floating rate based on 3-month USD LIBOR

Broker, Lehman Brothers Special Financing
Expires December 2009                            $3,500,000              15,413

Bought credit default protection on Sara Lee
Corp. and pay 0.57%

Broker, Lehman Brothers Special Financing
Expires December 2010                            $  295,000              (2,948)

Bought credit default protection on RadioShack
Corp. and pay 1.16%

Broker, UBS Warburg
Expires December 2010                            $  295,000               2,570

Bought credit default protection on Limited
Brands, Inc. and pay 1.065%

Broker, UBS Warburg
Expires December 2010                            $  295,000               2,016

Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation Protected Securities (TIPS) adjusted principal

Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011                             $  750,000             (45,057)

Bought credit default protection on Sara Lee
Corp. and pay 0.604%

Broker, JPMorgan Chase
Expires March 2011                               $  295,000              (3,360)

Bought credit default protection on Limited
Brands, Inc. and pay 0.73%

Broker, Lehman Brothers Special Financing
Expires March 2011                               $  295,000               6,138

Bought credit default protection on Computer
Sciences Corp. and pay 0.88%

Broker, Morgan Stanley Capital Services, Inc.
Expires June 2011                                $  290,000              (6,180)

Sold credit default protection on Lehman
Brothers Holdings, Inc. and receive 1.12%

Broker, Deutsche Bank AG London
Expires September 2012                           $  275,000                (840)

Sold credit default protection on Lehman
Brothers Holdings, Inc. and receive 0.95%

Broker, Deutsche Bank AG London
Expires September 2012                           $  105,000              (1,061)

Receive a fixed rate of 4.867% and pay a floating rate based on 3-month USD LIBOR

Broker, UBS Warburg
Expires October 2012                             $2,900,000              86,762

Receive a fixed rate of 4.667% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires October 2012                             $3,300,000              65,424

Receive a fixed rate of 5.023% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires October 2012                             $3,900,000             143,077

Receive a fixed rate of 4.34% and pay a
floating rate based on 3-month USD LIBOR

Broker, Lehman Brothers Special Financing
Expires December 2012                            $5,400,000              33,950

Bought credit default protection on Eastman
Chemical Co. and pay 0.68%

Broker, Morgan Stanley Capital Services, Inc.
Expires September 2013                           $  285,000              (2,477)

Receive a fixed rate of 5.085% and pay a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires November 2016                            $  600,000              19,810

Pay a fixed rate of 5.225% and receive a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires January 2017                             $  300,000             (13,641)

Receive a fixed rate of 5.16% and pay a
floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires February 2017                            $1,100,000              44,417

Pay a fixed rate of 5.071% and receive a floating rate based on 3-month LIBOR

Broker, UBS Warburg
Expires March 2017                               $1,500,000             (50,889)

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments as of December 31, 2007 (Concluded)    (in U.S. dollars)
================================================================================

o     Swaps outstanding as of December 31, 2007 were as follows (concluded):
--------------------------------------------------------------------------------
                                                                    Unrealized
                                                  Notional         Appreciation
                                                   Amount         (Depreciation)
--------------------------------------------------------------------------------
Receive a fixed rate of 5.10% and pay a
floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires March 2017                               $3,200,000           $ 115,358

Pay a fixed rate of 5.725% and receive a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires June 2017                                $2,100,000            (175,773)

Pay a fixed rate of 5.6825% and receive a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Financing
Expires June 2017                                $1,400,000            (112,914)

Pay a fixed rate of 5.6425% and receive a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires July 2017                                $2,000,000            (154,157)

Pay a fixed rate of 5.762% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires July 2017                                $2,100,000            (181,122)

Pay a fixed rate of 5.775% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires July 2017                                $3,900,000            (340,426)

Pay a fixed rate of 5.26054% and receive a floating rate based on 3-month USD LIBOR

Broker, Morgan Stanley Capital Services, Inc.
Expires September 2017                           $1,600,000             (75,592)

Pay a fixed rate of 5.305% and receive a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires October 2017                             $4,600,000            (233,568)

Pay a fixed rate of 5.2875% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires October 2017                             $2,200,000            (108,754)

Receive a fixed rate of 5.055% and pay a floating rate based on 3-month USD LIBOR

Broker, UBS Warburg
Expires November 2017                            $1,600,000              49,751

Pay a fixed rate of 5.01387% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires November 2017                            $3,000,000             (83,472)

Receive a fixed rate of 5% and pay a
floating rate based on 3-month USD LIBOR

Broker, Morgan Stanley Capital Services, Inc.
Expires November 2017                            $  300,000               7,991

Receive a fixed rate of 5.411% and pay a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase
Expires August 2022                              $2,670,000             148,599
--------------------------------------------------------------------------------
Total                                                                 $(709,081)
                                                                      =========

o     Currency Abbreviations:

    EUR     Euro
    JPY     Japanese Yen
    USD     U.S. Dollar

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Assets and Liabilities as of December 31, 2007
================================================================================

                                                           BlackRock          BlackRock          BlackRock          BlackRock
                                                            Balanced         Fundamental          Global            Government
                                                            Capital            Growth            Allocation          Income
                                                           Portfolio          Portfolio          Portfolio          Portfolio
--------------------------------------------------------------------------------------------------------------------------------
         Assets:
         Investments in unaffiliated securities,
           at value*+++ .............................   $   990,886,641    $   232,355,458    $   338,660,735    $   343,633,113
         Investments in affiliated securities,
           at value** ...............................        22,830,002               --                 --           20,471,073
         Options purchased, at value+++++ ...........         1,943,488            513,177          1,116,875          1,178,316
         Unrealized appreciation on swaps ...........         2,829,789               --                5,311          8,748,388
         Unrealized appreciation on forward
           foreign exchange contracts ...............           275,474               --              285,498               --
         Cash .......................................            12,199               --            6,964,580               --
         Unfunded loan commitments ..................              --                 --                 --                 --
         Foreign cash++++ ...........................           134,335          4,903,095            588,748               --
         Receivable for securities sold .............       132,325,368            738,208            707,487         76,651,330
         Interest receivable++++++ ..................         2,302,745                363          1,204,685          1,404,206
         Dividends receivable .......................           765,892            237,203            398,001               --
         Receivable for capital shares sold .........             1,739               --               28,381               --
         Receivable for variation margin ............              --                 --               15,750               --
         Receivable for paydowns ....................            99,584               --                 --              164,726
         Receivable for securities lending ..........               130               --                  214               --
         Receivable for swaps .......................           494,134               --                  434          3,375,462
         Receivable for options written .............              --                 --                 --                 --
         Swaps premiums paid ........................             4,002               --                 --                 --
         Prepaid expenses and other assets ..........           448,228              7,961            117,927             51,491
                                                        ---------------    ---------------    ---------------    ---------------
         Total assets ...............................     1,155,353,750        238,755,465        350,094,626        455,678,105
                                                        ---------------    ---------------    ---------------    ---------------
         Liabilities:
         TBA sale commitments, at value+++++++ ......        67,352,095               --                 --           74,531,825
         Investments sold short++++++++ .............              --                 --            6,245,660          1,215,766
         Collateral on securities loaned, at value ..              --                 --                 --                 --
         Unrealized depreciation on swaps ...........         4,574,156               --                2,627          9,659,830
         Reverse repurchase agreements ..............              --                 --                 --                 --
         Options written, at value++ ................           350,466          1,653,299          3,521,152            942,425
         Unrealized depreciation on forward
           foreign exchange contracts ...............            48,718               --              304,880               --
         Payable for securities purchased ...........       272,120,290               --            1,106,391        211,597,340
         Bank overdraft .............................              --            2,949,769               --               54,552
         Dividends payable on short sales ...........              --                 --               35,859               --
         Interest payable on short sales ............              --                 --                 --               56,713
         Interest expense payable ...................              --                 --                 --                 --
         Payable for capital shares redeemed ........           197,664             71,910             40,066             34,131
         Payable for variation margin ...............           165,619               --                 --               79,250
         Payable for swaps ..........................           622,540               --                  226          2,101,979
         Payable for options purchased ..............              --                 --                 --                 --
         Payable for dividends and distributions
           to shareholders ..........................              --                 --                 --              598,381
         Payable to investment adviser--net .........           233,835             67,319             94,536             45,216
         Swap premiums received .....................            40,156               --                 --                 --
         Payable for other affiliates ...............             8,635              3,182              4,041              2,603
         Deferred income ............................              --                 --                 --                 --
         Deferred foreign capital gain tax ..........              --                 --               17,462               --
         Accrued expenses and other liabilities .....           279,469            230,569             79,492            168,052
                                                        ---------------    ---------------    ---------------    ---------------
         Total liabilities ..........................       345,993,643          4,976,048         11,452,392        301,088,063
                                                        ---------------    ---------------    ---------------    ---------------
         Net Assets .................................   $   809,360,107    $   233,779,417    $   338,642,234    $   154,590,042
                                                        ===============    ===============    ===============    ===============
         Net Assets Consist of:
         Common Stock, $.10 par value+ ..............   $     4,979,766    $       833,364    $     1,886,554    $     1,386,925
         Paid-in capital in excess of par ...........       728,706,894        287,617,844        267,980,034        154,802,588
         Undistributed (accumulated distributions in
           excess of) investment income--net ........          (232,526)              --           (2,065,198)            (6,636)
         Undistributed (accumulated) realized capital
           gains (losses)--net ......................       (24,874,650)       (98,471,866)         5,571,763         (2,892,169)
         Unrealized appreciation (depreciation)--net        100,780,623         43,800,075         65,269,081          1,299,334
                                                        ---------------    ---------------    ---------------    ---------------
         Net Assets .................................   $   809,360,107    $   233,779,417    $   338,642,234    $   154,590,042
                                                        ===============    ===============    ===============    ===============
         Capital shares outstanding .................        49,797,659          8,333,644         18,865,539         13,869,247
                                                        ===============    ===============    ===============    ===============
         Net asset value, offering and redemption
           price per share ..........................   $         16.25    $         28.05    $         17.95    $         11.15
                                                        ===============    ===============    ===============    ===============
       * Identified cost for unaffiliated securities    $   888,063,920    $   187,290,342    $   271,776,262    $   341,221,682
                                                        ===============    ===============    ===============    ===============
      ** Identified cost for affiliated securities ..   $    22,830,002               --                 --      $    20,450,452
                                                        ===============    ===============    ===============    ===============
       + Authorized shares ..........................       300,000,000        100,000,000        100,000,000        100,000,000
                                                        ===============    ===============    ===============    ===============
      ++ Premiums received ..........................   $       330,213    $       962,965    $     2,003,618    $       944,437
                                                        ===============    ===============    ===============    ===============
     +++ Securities loaned ..........................              --                 --                 --                 --
                                                        ===============    ===============    ===============    ===============
    ++++ Cost .......................................   $       132,011    $     4,891,125    $       588,143               --
                                                        ===============    ===============    ===============    ===============
   +++++ Premiums paid ..............................   $     1,656,480    $     1,101,231    $     1,569,057    $       994,000
                                                        ===============    ===============    ===============    ===============
  ++++++ Interest from affiliates ...................              --      $           363               --      $           246
                                                        ===============    ===============    ===============    ===============
 +++++++ Proceeds on TBA sale commitments ...........   $    66,689,760               --                 --      $    74,060,343
                                                        ===============    ===============    ===============    ===============
++++++++ Proceeds on investments sold short .........              --                 --      $     6,641,217    $     1,202,785
                                                        ===============    ===============    ===============    ===============

                                                           BlackRock          BlackRock          BlackRock          BlackRock
                                                             High             Large Cap            Money              Total
                                                            Income              Core              Market             Return
                                                           Portfolio          Portfolio          Portfolio          Portfolio
--------------------------------------------------------------------------------------------------------------------------------
         Assets:
         Investments in unaffiliated securities,
           at value*+++ .............................   $    49,209,384    $   310,835,320    $   301,666,794    $   183,572,943
         Investments in affiliated securities,
           at value** ...............................         1,431,831            972,000               --                 --
         Options purchased, at value+++++ ...........              --                 --                 --            2,593,682
         Unrealized appreciation on swaps ...........                24               --                 --              900,821
         Unrealized appreciation on forward
           foreign exchange contracts ...............              --                 --                 --              110,573
         Cash .......................................             6,386               --                 --               30,375
         Unfunded loan commitments ..................               145               --                 --                 --
         Foreign cash++++ ...........................              --                 --                 --               38,445
         Receivable for securities sold .............              --              878,334               --           43,951,918
         Interest receivable++++++ ..................         1,049,191               --              943,844            957,764
         Dividends receivable .......................             2,443            199,995               --                 --
         Receivable for capital shares sold .........              --               75,907               --                  639
         Receivable for variation margin ............              --                 --                 --                 --
         Receivable for paydowns ....................             1,875               --                 --               10,702
         Receivable for securities lending ..........              --                1,898               --                 --
         Receivable for swaps .......................               821               --                 --              163,116
         Receivable for options written .............              --                 --                 --                6,284
         Swaps premiums paid ........................              --                 --                 --                1,611
         Prepaid expenses and other assets ..........             1,803             93,915              9,968             21,286
                                                        ---------------    ---------------    ---------------    ---------------
         Total assets ...............................        51,703,903        313,057,369        302,620,606        232,360,159
                                                        ---------------    ---------------    ---------------    ---------------
         Liabilities:
         TBA sale commitments, at value+++++++ ......              --                 --                 --           16,180,550
         Investments sold short++++++++ .............              --                 --                 --                 --
         Collateral on securities loaned, at value ..              --              972,000               --                 --
         Unrealized depreciation on swaps ...........            11,023               --                 --            1,609,902
         Reverse repurchase agreements ..............              --                 --                 --            2,534,500
         Options written, at value++ ................              --                 --                 --            1,620,710
         Unrealized depreciation on forward
           foreign exchange contracts ...............              --                 --                 --               16,309
         Payable for securities purchased ...........           475,153            356,045               --           97,192,568
         Bank overdraft .............................              --              340,740              3,666               --
         Dividends payable on short sales ...........              --                 --                 --                 --
         Interest payable on short sales ............              --                 --                 --                 --
         Interest expense payable ...................              --                 --                 --                3,745
         Payable for capital shares redeemed ........            20,961              2,583            718,342            398,518
         Payable for variation margin ...............              --                 --                 --               93,638
         Payable for swaps ..........................              --                 --                 --              201,169
         Payable for options purchased ..............              --                 --                 --                2,424
         Payable for dividends and distributions
           to shareholders ..........................           342,902               --                 --              380,773
         Payable to investment adviser--net .........            10,675             89,637             89,814             30,563
         Swap premiums received .....................              --                 --                 --                 --
         Payable for other affiliates ...............             1,713              3,963              3,956              2,222
         Deferred income ............................               475               --                 --                 --
         Deferred foreign capital gain tax ..........              --                 --                 --                 --
         Accrued expenses and other liabilities .....            18,274             48,450             51,090             34,530
                                                        ---------------    ---------------    ---------------    ---------------
         Total liabilities ..........................           881,176          1,813,418            866,868        120,302,121
                                                        ---------------    ---------------    ---------------    ---------------
         Net Assets .................................   $    50,822,727    $   311,243,951    $   301,753,738    $   112,058,038
                                                        ===============    ===============    ===============    ===============
         Net Assets Consist of:
         Common Stock, $.10 par value+ ..............   $       929,369    $     1,320,126    $    30,175,096    $       985,852
         Paid-in capital in excess of par ...........        89,213,161        265,526,627        271,575,868        112,701,618
         Undistributed (accumulated distributions in
           excess of) investment income--net ........           (38,283)           160,830                139            (98,331)
         Undistributed (accumulated) realized capital
           gains (losses)--net ......................       (36,971,538)         2,354,529              2,635         (1,285,260)
         Unrealized appreciation (depreciation)--net         (2,309,982)        41,881,839               --             (245,841)
                                                        ---------------    ---------------    ---------------    ---------------
         Net Assets .................................   $    50,822,727    $   311,243,951    $   301,753,738    $   112,058,038
                                                        ===============    ===============    ===============    ===============
         Capital shares outstanding .................         9,293,689         13,201,258        301,750,964          9,858,520
                                                        ===============    ===============    ===============    ===============
         Net asset value, offering and redemption
           price per share ..........................   $          5.47    $         23.58    $          1.00    $         11.37
                                                        ===============    ===============    ===============    ===============
       * Identified cost for unaffiliated securities    $    51,508,512    $   268,953,481    $   301,666,794    $   183,579,128
                                                        ===============    ===============    ===============    ===============
      ** Identified cost for affiliated securities ..   $     1,431,831    $       972,000               --                 --
                                                        ===============    ===============    ===============    ===============
       + Authorized shares ..........................       100,000,000        100,000,000      2,000,000,000        100,000,000
                                                        ===============    ===============    ===============    ===============
      ++ Premiums received ..........................              --                 --                 --      $     1,458,764
                                                        ===============    ===============    ===============    ===============
     +++ Securities loaned ..........................              --      $       946,170               --                 --
                                                        ===============    ===============    ===============    ===============
    ++++ Cost .......................................              --                 --                 --      $        38,172
                                                        ===============    ===============    ===============    ===============
   +++++ Premiums paid ..............................              --                 --                 --      $     1,996,026
                                                        ===============    ===============    ===============    ===============
  ++++++ Interest from affiliates ...................              --                 --                 --                 --
                                                        ===============    ===============    ===============    ===============
 +++++++ Proceeds on TBA sale commitments ...........              --                 --                 --      $    16,043,290
                                                        ===============    ===============    ===============    ===============
++++++++ Proceeds on investments sold short .........              --                 --                 --                 --
                                                        ===============    ===============    ===============    ===============

     See Notes to Financial Statements.


                                     68 & 69

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Operations for the Year Ended December 31, 2007
================================================================================

                                                           BlackRock          BlackRock          BlackRock            BlackRock
                                                            Balanced         Fundamental          Global             Government
                                                            Capital             Growth           Allocation            Income
                                                           Portfolio          Portfolio          Portfolio           Portfolio
---------------------------------------------------------------------------------------------------------------------------------
    Investment Income:
    Interest**+ .....................................   $    15,827,433    $       203,313    $     4,528,995    $     8,652,569
    Dividends* ......................................        10,201,105          2,263,690          4,178,951               --
    Securities lending--net .........................             2,874              8,435                858               --
                                                        ---------------    ---------------    ---------------    ---------------
    Total income ....................................        26,031,412          2,475,438          8,708,804          8,652,569
                                                        ---------------    ---------------    ---------------    ---------------
    Expenses:
    Investment advisory fees ........................         2,884,097            766,516          1,087,328            536,624
    Accounting services .............................           314,334             82,014            117,784             62,863
    Professional fees ...............................            57,779             41,829             60,902             36,639
    Custodian fees ..................................            83,823             38,585            241,209             67,977
    Printing and shareholder reports ................            48,740             14,484             16,390             10,213
    Directors' fees and expenses ....................            41,696             14,408             17,786             12,176
    Pricing services ................................            33,281              1,522             31,616             18,293
    Transfer agent fees .............................             5,000              5,000              5,000              5,000
    Interest expense ................................              --                 --                 --               36,960
    Dividends on short sales ........................              --                 --               35,859               --
    Interest on investments sold short ..............              --                 --                 --                8,495
    Other ...........................................            28,435             12,889             14,518              9,731
                                                        ---------------    ---------------    ---------------    ---------------
    Total expenses before waiver ....................         3,497,185            977,247          1,628,392            804,971
    Waiver of expenses ..............................              --                 --               (8,587)            (5,308)
                                                        ---------------    ---------------    ---------------    ---------------
    Total expenses after waiver .....................         3,497,185            977,247          1,619,805            799,663
                                                        ---------------    ---------------    ---------------    ---------------
    Investment income--net ..........................        22,534,227          1,498,191          7,088,999          7,852,906
                                                        ---------------    ---------------    ---------------    ---------------
    Realized & Unrealized Gain (Loss)--Net
    Realized gain (loss) on:
       Investments--net*** ..........................        48,354,698         19,420,154         29,204,559           (546,588)+++
       Foreign currency transactions--net ...........          (556,501)           (30,008)         1,877,885               --
       Financial futures contracts and swaps--net ...        (2,279,354)              --              252,570           (783,570)
       Short sales--net .............................              --                 --              (42,282)           (61,172)
       Options written--net .........................           126,160           (175,280)           422,569            738,300
                                                        ---------------    ---------------    ---------------    ---------------
    Total realized gain (loss)--net .................        45,645,003         19,214,866         31,715,301           (653,030)
                                                        ---------------    ---------------    ---------------    ---------------
    Change in unrealized
      appreciation/depreciation on:
       Investments--net .............................       (18,178,783)        20,928,514         14,408,468++        1,817,682
       Foreign currency transactions--net ...........           325,713              7,415            (38,157)              --
       Financial futures contracts and swaps--net ...        (2,385,253)              --               39,493         (1,893,193)
       Short sales--net .............................              --                 --              395,557            (12,981)
       Unfunded corporate loans--net ................              --                 --                 --                 --
       Options written--net .........................           (66,808)          (690,334)          (652,318)             2,012
                                                        ---------------    ---------------    ---------------    ---------------
    Total change in unrealized
      appreciation/depreciation--net ................       (20,305,131)        20,245,595         14,153,043            (86,480)
                                                        ---------------    ---------------    ---------------    ---------------
    Total realized and unrealized gain
      (loss)--net ...................................        25,339,872         39,460,461         45,868,344           (739,510)
                                                        ---------------    ---------------    ---------------    ---------------
    Net Increase in Net Assets Resulting
      from Operations ...............................   $    47,874,099    $    40,958,652    $    52,957,343    $     7,113,396
                                                        ===============    ===============    ===============    ===============
  * Net of foreign withholding tax ..................   $       116,071    $        26,181    $       227,152               --
                                                        ===============    ===============    ===============    ===============
 ** Interest from affiliates ........................   $       815,624    $       203,313    $       381,847    $       221,029
                                                        ===============    ===============    ===============    ===============
*** Net of foreign capital gain tax .................               --     $        59,047    $        30,712               --
                                                        ===============    ===============    ===============    ===============
  + Net of foreign withholding tax ..................   $           311               --      $         4,784               --
                                                        ===============    ===============    ===============    ===============
 ++ Net of $13,009 foreign capital gain tax.
+++ Includes $236 from affiliates.

                                                           BlackRock         BlackRock           BlackRock          BlackRock
                                                             High            Large Cap            Money               Total
                                                            Income             Core               Market             Return
                                                           Portfolio         Portfolio           Portfolio          Portfolio
--------------------------------------------------------------------------------------------------------------------------------
    Investment Income:
    Interest**+ .....................................   $     4,638,406    $         1,895    $    16,385,276    $     6,063,444
    Dividends* ......................................            25,438          4,707,138               --               32,080
    Securities lending--net .........................              --               58,172               --                 --
                                                        ---------------    ---------------    ---------------    ---------------
    Total income ....................................         4,663,844          4,767,205         16,385,276          6,095,524
                                                        ---------------    ---------------    ---------------    ---------------
    Expenses:
    Investment advisory fees ........................           188,462          1,088,099          1,036,259            383,009
    Accounting services .............................            24,565            119,041            111,687             46,144
    Professional fees ...............................            36,450             44,332             41,018             36,768
    Custodian fees ..................................            12,365             71,509             15,487             33,702
    Printing and shareholder reports ................             3,127             18,121             19,015              7,163
    Directors' fees and expenses ....................             6,870             18,261             17,589              9,359
    Pricing services ................................            30,622              1,056              1,563             28,549
    Transfer agent fees .............................             5,000              5,000              5,000              5,000
    Interest expense ................................              --                 --                 --                3,745
    Dividends on short sales ........................              --                 --                 --                 --
    Interest on investments sold short ..............              --                 --                 --                 --
    Other ...........................................             7,958             15,093             13,496              5,609
                                                        ---------------    ---------------    ---------------    ---------------
    Total expenses before waiver ....................           315,419          1,380,512          1,261,114            559,048
    Waiver of expenses ..............................           (35,929)              --                 --               (3,220)
                                                        ---------------    ---------------    ---------------    ---------------
    Total expenses after waiver .....................           279,490          1,380,512          1,261,114            555,828
                                                        ---------------    ---------------    ---------------    ---------------
    Investment income--net ..........................         4,384,354          3,386,693         15,124,162          5,539,696
                                                        ---------------    ---------------    ---------------    ---------------
    Realized & Unrealized Gain (Loss)--Net
    Realized gain (loss) on:
       Investments--net*** ..........................           (83,386)        35,821,801              2,774            801,648
       Foreign currency transactions--net ...........              --                 --                 --              (16,728)
       Financial futures contracts and swaps--net ...            11,517               --                 --             (897,559)
       Short sales--net .............................              --                 --                 --                 --
       Options written--net .........................              --                 --                 --               50,160
                                                        ---------------    ---------------    ---------------    ---------------
    Total realized gain (loss)--net .................           (71,869)        35,821,801              2,774            (62,479)
                                                        ---------------    ---------------    ---------------    ---------------
    Change in unrealized
      appreciation/depreciation on:
       Investments--net .............................        (2,783,241)       (13,456,218)            67,383            547,705
       Foreign currency transactions--net ...........              --                 --                 --              125,957
       Financial futures contracts and swaps--net ...           (10,999)              --                 --           (1,013,546)
       Short sales--net .............................              --                 --                 --                 --
       Unfunded corporate loans--net ................               145               --                 --                 --
       Options written--net .........................              --                 --                 --             (180,456)
                                                        ---------------    ---------------    ---------------    ---------------
    Total change in unrealized
      appreciation/depreciation--net ................        (2,794,095)       (13,456,218)            67,383           (520,340)
                                                        ---------------    ---------------    ---------------    ---------------
    Total realized and unrealized gain
      (loss)--net ...................................        (2,865,964)        22,365,583             70,157           (582,819)
                                                        ---------------    ---------------    ---------------    ---------------
    Net Increase in Net Assets Resulting
      from Operations ...............................   $     1,518,390    $    25,752,276    $    15,194,319    $     4,956,877
                                                        ===============    ===============    ===============    ===============
  * Net of foreign withholding tax ..................              --                 --                 --                 --
                                                        ===============    ===============    ===============    ===============
 ** Interest from affiliates ........................   $       123,597    $         1,895               --                 --
                                                        ===============    ===============    ===============    ===============
*** Net of foreign capital gain tax .................              --                 --                 --                 --
                                                        ===============    ===============    ===============    ===============
  + Net of foreign withholding tax ..................              --                 --                 --      $           560
                                                        ===============    ===============    ===============    ===============
 ++ Net of $13,009 foreign capital gain tax.
+++ Includes $236 from affiliates.

See Notes to Financial Statements.


                                    70 & 71

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Changes in Net Assets
================================================================================

                                                                   BlackRock                              BlackRock
                                                            Balanced Capital Portfolio           Fundamental Growth Portfolio
                                                        ----------------------------------    ----------------------------------
                                                          For the Year Ended December 31,       For the Year Ended December 31,
                                                        ----------------------------------    ----------------------------------
 Increase (Decrease) in Net Assets:                           2007              2006               2007               2006
--------------------------------------------------------------------------------------------------------------------------------
 Operations:
 Investment income--net .............................   $    22,534,227    $    22,626,877    $     1,498,191    $     2,188,701
 Realized gain--net .................................        45,645,003         34,695,375         19,214,866         22,716,380
 Change in unrealized
   appreciation/depreciation--net ...................       (20,305,131)        54,572,810         20,245,595        (13,431,142)
                                                        ---------------    ---------------    ---------------    ---------------
 Net increase in net assets resulting from
   operations .......................................        47,874,099        111,895,062         40,958,652         11,473,939
                                                        ---------------    ---------------    ---------------    ---------------
 Dividends to Shareholders:
 Investment income--net .............................       (23,000,045)       (22,161,687)        (1,410,003)        (2,180,006)
                                                        ---------------    ---------------    ---------------    ---------------
 Capital Share Transactions:
 Net decrease in net assets derived from capital
    share transactions ..............................       (77,723,485)       (75,044,107)       (34,510,245)       (37,612,349)
                                                        ---------------    ---------------    ---------------    ---------------
 Net Assets:
 Total increase (decrease) in net assets ............       (52,849,431)        14,689,268          5,038,404        (28,318,416)
 Beginning of year ..................................       862,209,538        847,520,270        228,741,013        257,059,429
                                                        ---------------    ---------------    ---------------    ---------------
 End of year* .......................................   $   809,360,107    $   862,209,538    $   233,779,417    $   228,741,013
                                                        ===============    ===============    ===============    ===============
*Undistributed (accumulated distributions in excess
    of) investment income--net ......................   $      (232,526)   $       (11,082)              --                 --
                                                        ===============    ===============    ===============    ===============

                                                        ------------------------------------------------------------------------
                                                                   BlackRock                              BlackRock
                                                           Global Allocation Portfolio            Government Income Portfolio
                                                        ----------------------------------    ----------------------------------
                                                          For the Year Ended December 31,       For the Year Ended December 31,
                                                        ----------------------------------    ----------------------------------
 Increase (Decrease) in Net Assets:                           2007              2006               2007               2006
--------------------------------------------------------------------------------------------------------------------------------
 Operations:
 Investment income--net .............................   $     7,088,999    $     6,999,530    $     7,852,906    $     8,030,068
 Realized gain (loss)--net ..........................        31,715,301         25,621,979           (653,030)        (1,308,093)
 Change in unrealized
   appreciation/depreciation--net ...................        14,153,043         11,833,825            (86,480)           135,039
                                                        ---------------    ---------------    ---------------    ---------------
 Net increase in net assets resulting from operations        52,957,343         44,455,334          7,113,396          6,857,014
                                                        ---------------    ---------------    ---------------    ---------------
 Dividends and Distributions to Shareholders:
 Investment income--net .............................       (11,000,002)        (8,549,991)        (7,994,741)        (8,117,609)
 Realized gain--net .................................       (24,932,874)       (24,838,310)              --                 --
                                                        ---------------    ---------------    ---------------    ---------------
 Net decrease in net assets resulting from dividends
    and distributions to shareholders ...............       (35,932,876)       (33,388,301)        (7,994,741)        (8,117,609)
                                                        ---------------    ---------------    ---------------    ---------------
 Capital Share Transactions:
 Net increase (decrease) in net assets derived from
    capital share transactions ......................        16,396,484         31,097,281        (13,094,398)       (13,073,293)
                                                        ---------------    ---------------    ---------------    ---------------
 Net Assets:
 Total increase (decrease) in net assets ............        33,420,951         42,164,314        (13,975,743)       (14,333,888)
 Beginning of year ..................................       305,221,283        263,056,969        168,565,785        182,899,673
                                                        ---------------    ---------------    ---------------    ---------------
 End of year* .......................................   $   338,642,234    $   305,221,283    $   154,590,042    $   168,565,785
                                                        ===============    ===============    ===============    ===============
*Accumulated distributions in excess of
    investment income--net ..........................   $    (2,065,198)   $      (720,823)   $        (6,636)   $      (578,640)
                                                        ===============    ===============    ===============    ===============

 See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Changes in Net Assets (Concluded)

================================================================================

                                                                   BlackRock                              BlackRock
                                                              High Income Portfolio               Large Cap Core Portfolio
                                                        ----------------------------------    ----------------------------------
                                                          For the Year Ended December 31,       For the Year Ended December 31,
                                                        ----------------------------------    ----------------------------------
 Increase (Decrease) in Net Assets:                           2007              2006               2007               2006
--------------------------------------------------------------------------------------------------------------------------------
 Operations:
 Investment income--net .............................   $     4,384,354    $     4,331,018    $     3,386,693    $     3,074,148
 Realized gain (loss)--net ..........................           (71,869)          (675,955)        35,821,801         30,808,069
 Change in unrealized appreciation/depreciation--net         (2,794,095)         1,271,236        (13,456,218)        10,112,316
                                                        ---------------    ---------------    ---------------    ---------------
 Net increase in net assets resulting from operations         1,518,390          4,926,299         25,752,276         43,994,533
                                                        ---------------    ---------------    ---------------    ---------------
 Dividends and Distributions to Shareholders:
 Investment income--net .............................        (4,395,859)        (4,331,020)        (3,300,007)        (3,003,378)
 Realized gain--net .................................              --                 --          (39,114,954)       (24,996,213)
                                                        ---------------    ---------------    ---------------    ---------------
 Net decrease in net assets resulting from dividends
    and distributions to shareholders ...............        (4,395,859)        (4,331,020)       (42,414,961)       (27,999,591)
                                                        ---------------    ---------------    ---------------    ---------------
 Capital Share Transactions:
 Net increase (decrease) in net assets derived from
    capital share transactions ......................        (4,307,122)          (735,314)         7,719,261         (3,753,651)
                                                        ---------------    ---------------    ---------------    ---------------
 Net Assets:
 Total decrease in net assets .......................        (7,184,591)          (140,035)        (8,943,424)        12,241,291
 Beginning of year ..................................        58,007,318         58,147,353        320,187,375        307,946,084
                                                        ---------------    ---------------    ---------------    ---------------
 End of year* .......................................   $    50,822,727    $    58,007,318    $   311,243,951    $   320,187,375
                                                        ===============    ===============    ===============    ===============
*Undistributed (accumulated distributions in excess
    of) investment income--net ......................   $       (38,283)   $      (101,958)   $       160,830    $        74,144
                                                        ===============    ===============    ===============    ===============

                                                        ------------------------------------------------------------------------
                                                                   BlackRock                              BlackRock
                                                             Money Market Portfolio                Total Return Portfolio
                                                        ----------------------------------    ----------------------------------
                                                          For the Year Ended December 31,       For the Year Ended December 31,
                                                        ----------------------------------    ----------------------------------
 Increase (Decrease) in Net Assets:                           2007              2006               2007               2006
--------------------------------------------------------------------------------------------------------------------------------
 Operations:
 Investment income--net .............................   $    15,124,162    $    14,175,398    $     5,539,696    $     5,464,277
 Realized gain (loss)--net ..........................             2,774                (15)           (62,479)        (1,037,292)
 Change in unrealized appreciation/depreciation--net             67,383             97,507           (520,340)           426,914
                                                        ---------------    ---------------    ---------------    ---------------
 Net increase in net assets resulting from operations        15,194,319         14,272,890          4,956,877          4,853,899
                                                        ---------------    ---------------    ---------------    ---------------
 Dividends and Distributions to Shareholders:
 Investment income--net .............................       (15,124,162)       (14,175,383)        (5,378,422)        (5,421,591)
 Tax return of capital ..............................              --                 --                 --              (19,907)
                                                        ---------------    ---------------    ---------------    ---------------
 Net decrease in net assets resulting from dividends
    and distributions to shareholders ...............       (15,124,162)       (14,175,383)        (5,378,422)        (5,441,498)
                                                        ---------------    ---------------    ---------------    ---------------
 Capital Share Transactions:
 Net decrease in net assets derived from capital
    share transactions ..............................        (1,496,395)          (916,804)        (3,671,364)        (6,099,540)
                                                        ---------------    ---------------    ---------------    ---------------
 Net Assets:
 Total decrease in net assets .......................        (1,426,238)          (819,297)        (4,092,909)        (6,687,139)
 Beginning of year ..................................       303,179,976        303,999,273        116,150,947        122,838,086
                                                        ---------------    ---------------    ---------------    ---------------
 End of year* .......................................   $   301,753,738    $   303,179,976    $   112,058,038    $   116,150,947
                                                        ===============    ===============    ===============    ===============
*Undistributed (accumulated distributions in excess
    of) investment income--net ......................   $           139    $           139    $       (98,331)   $      (617,042)
                                                        ===============    ===============    ===============    ===============

 See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights
================================================================================

                                                                       BlackRock Balanced Capital Portfolio
                                                    ---------------------------------------------------------------------------
The following per share data and ratios have                               For the Year Ended December 31,
been derived from information provided in the       ---------------------------------------------------------------------------
financial statements.                                   2007            2006            2005            2004            2003
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..............   $     15.83     $     14.24     $     13.95     $     13.13     $     11.07
                                                    -----------     -----------     -----------     -----------     -----------
Investment income--net* .........................           .44             .40             .31             .27             .27
Realized and unrealized gain--net ...............           .45            1.61             .31             .86            2.09
                                                    -----------     -----------     -----------     -----------     -----------
Total from investment operations ................           .89            2.01             .62            1.13            2.36
                                                    -----------     -----------     -----------     -----------     -----------
Less dividends from investment income--net ......          (.47)           (.42)           (.33)           (.31)           (.30)
                                                    -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ....................   $     16.25     $     15.83     $     14.24     $     13.95     $     13.13
                                                    ===========     ===========     ===========     ===========     ===========
Total Investment Return+:
Based on net asset value per share ..............          5.64%          14.09%           4.45%           8.64%          21.29%
                                                    ===========     ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses ........................................           .41%            .42%            .42%            .40%            .40%
                                                    ===========     ===========     ===========     ===========     ===========
Investment income--net ..........................          2.63%           2.69%           2.19%           2.00%           2.24%
                                                    ===========     ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) ..........   $   809,360     $   862,210     $   847,520     $   913,930     $   962,519
                                                    ===========     ===========     ===========     ===========     ===========
Portfolio turnover ..............................           451%            113%             90%             86%            105%
                                                    ===========     ===========     ===========     ===========     ===========
                                                    ---------------------------------------------------------------------------
                                                                       BlackRock Fundamental Growth Portfolio
                                                    ---------------------------------------------------------------------------
The following per share data and ratios have                               For the Year Ended December 31,
been derived from information provided in the       ---------------------------------------------------------------------------
financial statements.                                   2007            2006            2005            2004            2003
-------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
 Net asset value, beginning of year .............   $     23.55     $     22.69     $     21.19     $     19.92     $     15.53
                                                    -----------     -----------     -----------     -----------     -----------
 Investment income--net* ........................           .17             .21             .19             .21             .08
 Realized and unrealized gain--net ..............          4.50             .88            1.52            1.29            4.39
                                                    -----------     -----------     -----------     -----------     -----------
 Total from investment operations ...............          4.67            1.09            1.71            1.50            4.47
                                                    -----------     -----------     -----------     -----------     -----------
 Less dividends from investment income--net .....          (.17)           (.23)           (.21)           (.23)           (.08)
                                                    -----------     -----------     -----------     -----------     -----------
 Net asset value, end of year ...................   $     28.05     $     23.55     $     22.69     $     21.19     $     19.92
                                                    ===========     ===========     ===========     ===========     ===========
 Total Investment Return+:
 Based on net asset value per share .............         19.83%           4.78%           8.06%           7.51%          28.78%
                                                    ===========     ===========     ===========     ===========     ===========
 Ratios to Average Net Assets:
 Expenses .......................................           .43%            .43%            .43%            .40%            .41%
                                                    ===========     ===========     ===========     ===========     ===========
 Investment income--net .........................           .66%            .90%            .88%           1.06%            .45%
                                                    ===========     ===========     ===========     ===========     ===========
 Supplemental Data:
 Net assets, end of year (in thousands) .........   $   233,779     $   228,741     $   257,059     $   290,021     $   308,245
                                                    ===========     ===========     ===========     ===========     ===========
 Portfolio turnover .............................            81%            .75%             79%             71%            104%
                                                    ===========     ===========     ===========     ===========     ===========

*     Based on average shares outstanding.

+     Total investment returns exclude insurance-related fees and expenses.

 See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                       BlackRock Global Allocation Portfolio
                                                    ---------------------------------------------------------------------------
The following per share data and ratios have                               For the Year Ended December 31,
been derived from information provided in the       ---------------------------------------------------------------------------
financial statements.                                   2007            2006            2005            2004            2003
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..............   $     17.03     $     16.35     $     15.41     $     13.85     $     10.55
                                                    -----------     -----------     -----------     -----------     -----------
Investment income--net* .........................           .40             .43             .37             .32             .29
Realized and unrealized gain--net ...............          2.65            2.32            1.29            1.71            3.42
                                                    -----------     -----------     -----------     -----------     -----------
Total from investment operations ................          3.05            2.75            1.66            2.03            3.71
                                                    -----------     -----------     -----------     -----------     -----------
Less dividends and distributions:
Investment income--net ..........................          (.65)           (.53)           (.52)           (.47)           (.41)
Realized gain--net ..............................         (1.48)          (1.54)           (.20)           --              --
                                                    -----------     -----------     -----------     -----------     -----------
Total dividends and distributions ...............         (2.13)          (2.07)           (.72)           (.47)           (.41)
                                                    -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ....................   $     17.95     $     17.03     $     16.35     $     15.41     $     13.85
                                                    ===========     ===========     ===========     ===========     ===========
Total Investment Return+:
Based on net asset value per share ..............         17.96%          16.89%++        10.84%          14.69%          35.24%
                                                    ===========     ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses, net of waiver .........................           .51%            .49%            .49%            .46%            .47%
                                                    ===========     ===========     ===========     ===========     ===========
Expenses ........................................           .51%            .50%            .51%            .46%            .47%
                                                    ===========     ===========     ===========     ===========     ===========
Investment income--net ..........................          2.21%           2.47%           2.36%           2.18%           2.44%
                                                    ===========     ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) ..........   $   338,642     $   305,221     $   263,057     $   238,823     $   206,939
                                                    ===========     ===========     ===========     ===========     ===========
Portfolio turnover ..............................            40%            102%             38%             44%             47%
                                                    ===========     ===========     ===========     ===========     ===========

                                                    ---------------------------------------------------------------------------
                                                                       BlackRock Government Income Portfolio
                                                    ---------------------------------------------------------------------------
The following per share data and ratios have                               For the Year Ended December 31,
been derived from information provided in the       ---------------------------------------------------------------------------
financial statements.                                   2007            2006            2005            2004            2003
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..............   $     11.20     $     11.27     $     11.41     $     11.36     $     11.67
                                                    -----------     -----------     -----------     -----------     -----------
Investment income--net* .........................           .54             .51             .44             .34             .39
Realized and unrealized gain (loss)--net ........          (.04)           (.06)           (.05)            .13            (.13)
                                                    -----------     -----------     -----------     -----------     -----------
Total from investment operations ................           .50             .45             .39             .47             .26
                                                    -----------     -----------     -----------     -----------     -----------
Less dividends and distributions:
Investment income--net ..........................          (.55)           (.52)           (.53)           (.34)           (.39)
Realized gain--net ..............................          --              --              --              (.08)           (.18)
                                                    -----------     -----------     -----------     -----------     -----------
Total dividends and distributions ...............          (.55)           (.52)           (.53)           (.42)           (.57)
                                                    -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ....................   $     11.15     $     11.20     $     11.27     $     11.41     $     11.36
                                                    ===========     ===========     ===========     ===========     ===========
Total Investment Return+:
Based on net asset value per share ..............          4.66%           4.10%           3.44%           4.15%           2.26%
                                                    ===========     ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses, net of waiver and excluding interest
  expense .......................................           .48%            .44%            .44%            .43%            .43%
                                                    ===========     ===========     ===========     ===========     ===========
Expenses, net of waiver .........................           .50%            .44%            .44%            .43%            .43%
                                                    ===========     ===========     ===========     ===========     ===========
Expenses ........................................           .51%            .44%            .44%            .46%            .43%
                                                    ===========     ===========     ===========     ===========     ===========
Investment income--net ..........................          4.93%           4.60%           3.85%           2.94%           3.36%
                                                    ===========     ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) ..........   $   154,590     $   168,566     $   182,900     $   175,146     $   203,495
                                                    ===========     ===========     ===========     ===========     ===========
Portfolio turnover ..............................         2,313%            425%             79%            168%            237%
                                                    ===========     ===========     ===========     ===========     ===========


*     Based on average shares outstanding.

+     Total investment returns exclude insurance-related fees and expenses.

++ In 2006, Merrill Lynch Investment Managers, L.P. reimbursed the Portfolio related to a regulatory issue on an investment, which had a minimal impact on total investment return.

 See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                           BlackRock High Income Portfolio
                                                    ---------------------------------------------------------------------------
The following per share data and ratios have                               For the Year Ended December 31,
been derived from information provided in the       ---------------------------------------------------------------------------
financial statements.                                   2007            2006            2005            2004            2003
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..............   $      5.76     $      5.70     $      6.09     $      5.88     $      5.12
                                                    -----------     -----------     -----------     -----------     -----------
Investment income--net* .........................           .45             .43             .46             .45             .43
Realized and unrealized gain (loss)--net ........          (.29)            .06            (.34)            .22             .76
                                                    -----------     -----------     -----------     -----------     -----------
Total from investment operations ................           .16             .49             .12             .67            1.19
                                                    -----------     -----------     -----------     -----------     -----------
Less dividends from investment income--net ......          (.45)           (.43)           (.51)           (.46)           (.43)
                                                    -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ....................   $      5.47     $      5.76     $      5.70     $      6.09     $      5.88
                                                    ===========     ===========     ===========     ===========     ===========
Total Investment Return+:
Based on net asset value per share ..............          2.75%           8.98%           2.14%          12.11%          24.40%++
                                                    ===========     ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses, net of waiver .........................           .50%            .50%            .50%            .48%            .44%
                                                    ===========     ===========     ===========     ===========     ===========
Expenses ........................................           .56%            .53%            .52%            .48%            .44%
                                                    ===========     ===========     ===========     ===========     ===========
Investment income--net ..........................          7.84%           7.57%           7.78%           7.57%           7.68%
                                                    ===========     ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) ..........   $    50,823     $    58,007     $    58,147     $    84,603     $   105,206
                                                    ===========     ===========     ===========     ===========     ===========
Portfolio turnover ..............................            55%             66%             33%             72%            149%
                                                    ===========     ===========     ===========     ===========     ===========

                                                    ---------------------------------------------------------------------------
                                                                          BlackRock Large Cap Core Portfolio
                                                    ---------------------------------------------------------------------------
The following per share data and ratios have                               For the Year Ended December 31,
been derived from information provided in the       ---------------------------------------------------------------------------
financial statements.                                   2007            2006            2005            2004            2003
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..............   $     25.18     $     23.96     $     21.25     $     18.31     $     13.88
                                                    -----------     -----------     -----------     -----------     -----------
Investment income--net* .........................           .28             .25             .16             .19             .08
Realized and unrealized gain--net ...............          1.83            3.36            2.71            2.95            4.43
                                                    -----------     -----------     -----------     -----------     -----------
Total from investment operations ................          2.11            3.61            2.87            3.14            4.51
                                                    -----------     -----------     -----------     -----------     -----------
Less dividends and distributions:
Investment income--net ..........................          (.29)           (.26)           (.16)           (.20)           (.08)
Realized gain--net ..............................         (3.42)          (2.13)           --              --              --
                                                    -----------     -----------     -----------     -----------     -----------
Total dividends and distributions ...............         (3.71)          (2.39)           (.16)           (.20)           (.08)
                                                    -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ....................   $     23.58     $     25.18     $     23.96     $     21.25     $     18.31
                                                    ===========     ===========     ===========     ===========     ===========
Total Investment Return+:
Based on net asset value per share ..............          8.29%          15.06%          13.49%          17.15%          32.52%
                                                    ===========     ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses ........................................           .43%            .43%            .43%            .41%            .41%
                                                    ===========     ===========     ===========     ===========     ===========
Investment income--net ..........................          1.05%            .99%            .72%           1.00%            .53%
                                                    ===========     ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) ..........   $   311,244     $   320,187     $   307,946     $   273,549     $   256,925
                                                    ===========     ===========     ===========     ===========     ===========
Portfolio turnover ..............................            74%             64%             80%            127%            127%
                                                    ===========     ===========     ===========     ===========     ===========

*     Based on average shares outstanding.

+     Total investment returns exclude insurance-related fees and expenses.

++ Merrill Lynch Life Insurance Company (an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc.) fully reimbursed the Portfolio for a loss on a security transaction related to a revised capital share transaction which had no impact on total return.

 See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Concluded)
================================================================================

                                                                          BlackRock Money Market Portfolio
                                                    ---------------------------------------------------------------------------
The following per share data and ratios have                               For the Year Ended December 31,
been derived from information provided in the       ---------------------------------------------------------------------------
financial statements.                                   2007            2006            2005            2004            2003
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..............   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                    -----------     -----------     -----------     -----------     -----------
Investment income--net* .........................           .05             .05             .03             .01             .01
Realized and unrealized gain (loss)--net ........            --++            --++            --++            --+++           --++
                                                    -----------     -----------     -----------     -----------     -----------
Total from investment operations ................           .05             .05             .03             .01             .01
                                                    -----------     -----------     -----------     -----------     -----------
Less dividends and distributions:
Investment income--net ..........................          (.05)           (.05)           (.03)           (.01)           (.01)
Realized gain--net ..............................            --              --              --              --+++           --+++
                                                    -----------     -----------     -----------     -----------     -----------
Total dividends and distributions ...............          (.05)           (.05)           (.03)           (.01)           (.01)
                                                    -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ....................   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                    ===========     ===========     ===========     ===========     ===========
Total Investment Return+:
Based on net asset value per share ..............          5.03%           4.66%           2.84%           1.10%            .89%
                                                    ===========     ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses ........................................           .41%            .41%            .42%            .40%            .40%
                                                    ===========     ===========     ===========     ===========     ===========
Investment income and realized gain--net ........          4.92%           4.62%           2.82%           1.07%            .89%
                                                    ===========     ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) ..........   $   301,754     $   303,180     $   303,999     $   344,968     $   401,738
                                                    ===========     ===========     ===========     ===========     ===========
                                                    ---------------------------------------------------------------------------
                                                                          BlackRock Total Return Portfolio
                                                    ---------------------------------------------------------------------------
The following per share data and ratios have                               For the Year Ended December 31,
been derived from information provided in the       ---------------------------------------------------------------------------
financial statements.                                   2007            2006            2005            2004            2003
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..............   $     11.41     $     11.45     $     11.85     $     11.86     $     11.89
                                                    -----------     -----------     -----------     -----------     -----------
Investment income--net* .........................           .55             .52             .44             .37             .43
Realized and unrealized gain (loss)--net ........          (.05)           (.05)           (.21)            .16             .14
                                                    -----------     -----------     -----------     -----------     -----------
Total from investment operations ................           .50             .47             .23             .53             .57
                                                    -----------     -----------     -----------     -----------     -----------
Less dividends and distributions:
Investment income--net ..........................          (.54)           (.51)           (.58)           (.52)           (.45)
Realized gain--net ..............................            --              --            (.05)           (.02)           (.15)
Tax return of capital ...........................            --              --+++           --              --              --
                                                    -----------     -----------     -----------     -----------     -----------
Total dividends and distributions ...............          (.54)           (.51)           (.63)           (.54)           (.60)
                                                    -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ....................   $     11.37     $     11.41     $     11.45     $     11.85     $     11.86
                                                    ===========     ===========     ===========     ===========     ===========
Total Investment Return+:
Based on net asset value per share ..............          4.47%           4.37%           2.01%           4.48%           4.95%
                                                    ===========     ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses, net of waiver and excluding interest
  expense .......................................           .49%            .50%            .49%            .46%            .46%
                                                    ===========     ===========     ===========     ===========     ===========
Expenses, net of waiver .........................           .49%            .50%            .49%            .46%            .46%
                                                    ===========     ===========     ===========     ===========     ===========
Expenses ........................................           .49%            .52%            .50%            .46%            .46%
                                                    ===========     ===========     ===========     ===========     ===========
Investment income--net ..........................          4.88%           4.65%           3.73%           3.12%           3.62%
                                                    ===========     ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) ..........   $   112,058     $   116,151     $   122,838     $   135,237     $   136,698
                                                    ===========     ===========     ===========     ===========     ===========
Portfolio turnover ..............................           281%            312%            236%            220%            272%
                                                    ===========     ===========     ===========     ===========     ===========

  *   Based on average shares outstanding.

  +   Total investment returns exclude insurance-related fees and expenses.

 ++   Amount is less than $.01 per share.

+++   Amount is less than $(.01) per share.

 See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies:

BlackRock Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, offering eight separate portfolios (referred to as the "Portfolios" or individually as a "Portfolio"). The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with Merrill Lynch) for their separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--For the BlackRock Money Market Portfolio, effective April 2, 2007, short-term investments are valued at amortized cost, which approximates market value. Prior to April 2, 2007, portfolio securities with remaining maturities of greater than 60 days, for which market quotations were readily available, were valued at market value. As securities transitioned from 61 to 60 days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value was amortized on a straight-line basis to maturity.

BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio and BlackRock Total Return Portfolio (formerly, BlackRock Bond Portfolio):

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements and structured notes are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities held by each Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios' net asset value. If events

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

(for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Repurchase agreements--Certain Portfolios may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Derivative financial instruments--Certain Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

o Foreign currency options and futures--Certain Portfolios may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

o Forward foreign exchange contracts--Certain Portfolios may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options--Certain Portfolios may write covered call and put options and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--Certain Portfolios may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps--Certain Portfolios may enter into swap agreements, which are OTC contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Portfolio has realized a gain or loss on investment transactions.

The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option. Swap options may be used by the Portfolio to manage the duration of portfolio holdings in a manner similar to more generic options described above.

(g) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolios may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(h) Short sales/borrowed bonds--Each Portfolio may engage in short selling of securities as a method of managing potential price declines in similar securities owned by the Portfolio. When the Portfolio engages in short selling, it may enter into a borrowed bond agreement to borrow the security sold short and deliver it to the broker-dealer with which it engaged in the short sale. A gain, limited to the price at which the Portfolio sold the security short or pursuant to the borrowed bond agreement, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale or borrowed bond agreement if the market price is greater or less than the proceeds originally received.

(i) Borrowed bond agreements--In a borrowed bond agreement, each Portfolio borrows securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into settle short positions. In a borrowed bond agreement, the Portfolio's prime broker or third party broker takes possession of cash as collateral. The Portfolio receives interest income on the cash collateral relating to the borrowed bond agreement and is obligated to pay the prime broker or third party broker payments received on such borrowed securities. The cash collateral approximates the principal amount of the bonds borrowed transaction. To the extent that the bonds borrowed transactions exceed one

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

business day, the value of the collateral with any counterparty is marked-to-market on a daily basis to ensure the adequacy of the collateral, if the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect lateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Portfolio may be delayed or limited.

(j) Dividends and distributions--BlackRock Money Market Portfolio declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income. Distribution of realized gain, if any, on investments are paid at least annually. For BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. For BlackRock Government Income Portfolio, BlackRock High Income Portfolio and BlackRock Total Return Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of total distributions may be treated as a tax return of capital. Portions of the dividends paid by BlackRock Total Return Portfolio during the year ended December 31, 2006 were characterized as a tax return of capital.

(k) Securities lending--Certain Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(l) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based on the respective aggregate net asset value of each Portfolio included in the Fund.

(m) Mortgage dollar rolls--Certain Portfolios may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollars rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

(n) TBA commitments--Certain Portfolios may enter into to be announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios' other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

(o) Asset-backed securities--Certain Portfolios invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

(p) Bank overdraft--BlackRock Fundamental Growth Portfolio, BlackRock Government Income Portfolio, BlackRock Large Cap Core Portfolio and BlackRock Money Market Portfolio recorded a bank overdraft which resulted from management estimates of available cash.

(q) Reverse repurchase agreements-- Under reverse repurchase agreements, certain Portfolios sold securities to the counterparty and agreed to repurchase them at a mutually agreed upon date and price, and may have exchanged their respective commitments to pay or receive interest. If the counterparty defaulted on its obligation, the Portfolios' ability to receive interest would be delayed or limited. Furthermore, if the Portfolios did not have sufficient client income to pay its obligation under the reverse repurchase agreement, the Portfolios would be in default and the counterparty would have been able to terminate the repurchase agreement. At the time the Portfolios entered into a reverse repurchase agreement, it would have established a segregated account with the custodian containing cash, or cash equivalents of liquid high grade debt securities having a value at least equal to the repurchase price.

(r) Recent accounting pronouncements--Effective June 29, 2007, the Portfolios implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to each Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on the Portfolios' financial statements. Each Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolios' U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Portfolios' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

(s) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows:

BlackRock Balanced Capital Portfolio

$699,439 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $455,065 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to distributions paid in excess of taxable income, swap agreements, amortization methods on fixed income securities, foreign currency transactions and accounting for paydowns. These reclassifications have no effect on net assets or net asset values per share.

BlackRock Fundamental Growth Portfolio

$89,055 has been reclassified between undistributed net investment income and accumulated realized net capital losses and $867 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign taxes paid, foreign currency transactions and distributions paid in excess of taxable income. These

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

reclassifications have no effect on net assets or net asset values per share.

BlackRock Global Allocation Portfolio

$2,566,628 has been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income as a result of permanent differences attributable to foreign currency transactions, gains from the sale of stock of passive foreign investment companies, amortization methods on fixed income securities, classification of investments, accounting for swap agreements and the characterization of expenses. This reclassification has no effect on net assets or net asset values per share.

BlackRock Government Income Portfolio

$715,730 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $1,891 has been reclassified between undistributed net investment income and accumulated realized capital losses as a result of permanent differences attributable to distributions paid in excess of taxable income, accounting for swap agreements, amortization methods on fixed income securities and accounting for paydowns. These reclassifications have no effect on net assets or net asset values per share.

BlackRock High Income Portfolio

$1,755,290 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, $69,246 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $5,934 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to expiration of capital loss carryforwards, distributions paid in excess of taxable income and amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.

BlackRock Total Return Portfolio

$388,035 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $30,598 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to the treatment of distributions in excess of taxable income, accounting for swap agreements, paydowns, foreign currency contracts, passive foreign investment companies and inflation indexed bonds. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund, on behalf of the Portfolios, has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") and has adopted separate Distribution Plans with respect to each Portfolio's shares. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the eight combined Portfolios' net assets at the following annual rates: .50% of the Portfolios' average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million.

For BlackRock Government Income Portfolio, BlackRock High Income Portfolio and BlackRock Total Return Portfolio, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

For BlackRock Fundamental Growth Portfolio and BlackRock Large Cap Core Portfolio, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

For BlackRock Global Allocation Portfolio, the Manager has entered into sub-advisory agreements with BIM and BlackRock Asset Management U.K. Limited, an affiliate of the Manager, under which the Manager pays each sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

For BlackRock Money Market Portfolio, the Manager has entered into a sub-advisory agreement with BlackRock Institutional Management Corporation, an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

For BlackRock Balanced Capital Portfolio, the Manager has entered into sub-advisory agreements with BIM and BFM, under which the Manager pays each sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

The Manager, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. The waivers were as follows:

--------------------------------------------------------------------------------
                                                          For the Year Ended
                                                          December 31, 2007
                                                     ---------------------------
                                                        Fees             Fees
                                                       Earned           Waived
--------------------------------------------------------------------------------
BlackRock Global Allocation
  Portfolio ..................................       $1,087,328       $    8,587
BlackRock Government Income
  Portfolio ..................................       $  536,624       $    5,308
BlackRock High Income Portfolio ..............       $  188,462       $   35,929
BlackRock Total Return Portfolio .............       $  383,009       $    3,220
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend each Portfolio's securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund and Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the year ended December 31, 2007, BIM received securities lending agent fees as follows:

--------------------------------------------------------------------------------
                                                              Securities Lending
Portfolios                                                        Agent Fees
--------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio ......................         $ 1,155
BlackRock Fundamental Growth Portfolio ....................         $ 2,901
BlackRock Global Allocation Portfolio .....................         $   218
BlackRock Large Cap Core Portfolio ........................         $18,470
--------------------------------------------------------------------------------

For the year ended December 31, 2007, there were no securities lending agent fees paid to BIM for BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Money Market Portfolio or BlackRock Total Return Portfolio.

MLPF&S earned commissions on the execution of portfolio security transactions for the year ended December 31, 2007 as follows:

--------------------------------------------------------------------------------
Portfolios                                                           Commissions
--------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio .......................           $88,236
BlackRock Fundamental Growth Portfolio .....................           $72,448
BlackRock Global Allocation Portfolio ......................           $ 9,512
--------------------------------------------------------------------------------

In addition, for the year ended December 31, 2007, the Fund reimbursed the Manager for certain accounting services as follows:

--------------------------------------------------------------------------------
                                                              Reimbursement for
Portfolios                                                   Accounting Services
--------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio ....................          $15,789
BlackRock Fundamental Growth
  Portfolio .............................................          $ 4,045
BlackRock Global Allocation Portfolio ...................          $ 5,867
BlackRock Government Income Portfolio ...................          $ 2,918
BlackRock High Income Portfolio .........................          $ 1,046
BlackRock Large Cap Core Portfolio ......................          $ 5,917
BlackRock Money Market Portfolio ........................          $ 5,545
BlackRock Total Return Portfolio ........................          $ 2,080
--------------------------------------------------------------------------------

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

3. Investments:

Purchases and sales of investments (including paydowns and payups), excluding short-term securities and dollar rolls, for the year ended December 31, 2007 were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                BlackRock               BlackRock                BlackRock             BlackRock
                                                Balanced               Fundamental           Global Allocation         Government
                                            Capital Portfolio        Growth Portfolio            Portfolio          Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Total Purchases ....................          $4,598,403,232          $  180,326,946          $  121,282,711         $7,071,927,177
                                              ==============          ==============          ==============         ==============
Total Sales ........................          $4,454,723,970          $  214,842,370          $  122,837,923         $6,782,982,853
                                              ==============          ==============          ==============         ==============

-----------------------------------------------------------------------------------------------------------
                                                 BlackRock              BlackRock              BlackRock
                                                High Income             Large Cap            Total Return
                                                 Portfolio            Core Portfolio           Portfolio
-----------------------------------------------------------------------------------------------------------
Total Purchases ....................          $   29,125,204          $  237,653,152         $  463,764,027
                                              ==============          ==============         ==============
Total Sales ........................          $   31,680,292          $  269,214,908         $  448,732,262
                                              ==============          ==============         ==============

Transactions in options written for the year ended December 31, 2007 for BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio and BlackRock Total Return Portfolio were as follows:

-----------------------------------------------------------------------------------------------------------
                                       BlackRock Balanced    BlackRock Fundamental      BlackRock Global
                                        Capital Portfolio      Growth Portfolio       Allocation Portfolio
                                     ---------------------   ---------------------    --------------------
                                     Number of    Premiums   Number of    Premiums    Number of   Premiums
                                     Contracts+   Received   Contracts    Received    Contracts   Received
-----------------------------------------------------------------------------------------------------------
Outstanding put options written,
  at beginning of year .........          8     $ 182,600        --            --         --           --
Options written ................          3       157,680       992     $ 235,100        203    $ 391,546
Options expired ................         --            --        --            --         --           --
Options closed .................         (8)     (182,600)     (992)     (235,100)      (103)    (123,202)
                                         --     ---------      ----     ---------       ----    ---------
Outstanding put options written,
  at end of year ...............          3     $ 157,680        --            --        100    $ 268,344
                                         ==     =========      ====      ========       ====    =========

---------------------------------------------------------------------------------------
                                         BlackRock Government          BlackRock
                                           Income Portfolio     Total Return Portfolio
                                        ----------------------  ----------------------
                                        Number of     Premiums  Number of     Premiums
                                        Contracts+    Received  Contracts+    Received
---------------------------------------------------------------------------------------
Outstanding put options written,
  at beginning of year .........            --             --        3      $ 72,600
Options written ................            34      $ 841,369       17       726,240
Options expired ................           (23)      (369,150)      --            --
Options closed .................            --             --       (3)      (72,600)
                                           ---      ---------       --      --------
Outstanding put options written,
  at end of year ...............            11      $ 472,219       17      $726,240
                                           ===      =========       ==      ========

                                       BlackRock Balanced       BlackRock Fundamental         BlackRock Global
                                        Capital Portfolio          Growth Portfolio         Allocation Portfolio
                                     ----------------------     ---------------------      ----------------------
                                     Number of     Premiums     Number of    Premiums      Number of     Premiums
                                     Contracts+    Received     Contracts    Received      Contracts     Received
-----------------------------------------------------------------------------------------------------------------
Outstanding call options
  written, at beginning of year           8       $ 182,600          --             --       5,349     $1,601,330
Options written ...............          29         172,533       6,089     $1,356,782       2,958      1,205,596
Options expired ...............          --              --          --             --      (1,254)      (155,743)
Options closed ................          (8)       (182,600)       (992)      (393,817)       (635)      (306,625)
Options exercised .............          --              --          --             --      (1,922)      (609,284)
                                         --       ---------       -----     ----------       -----     ----------
Outstanding call options
  written, at end of year.. ...          29       $ 172,533       5,097     $  962,965       4,496     $1,735,274
                                         ==       =========       =====     ==========       =====     ==========

                                  BlackRock Government                BlackRock
                                    Income Portfolio           Total Return Portfolio
                                  --------------------         ----------------------
                                   Number of  Premiums         Number of     Premiums
                                   Contracts  Received         Contracts+    Received
-------------------------------------------------------------------------------------
Outstanding call options
  written, at beginning of year       --            --            3         $ 72,600
Options written ...............       34     $ 841,368           28          732,524
Options expired ...............      (23)     (369,150)          --               --
Options closed ................       --            --           (3)         (72,600)
Options exercised .............       --            --           --               --
                                     ---     ---------           --         --------
Outstanding call options
  written, at end of year.. ...       11     $ 472,218           28         $732,524
                                     ===     =========           ==         ========

+ Some contracts represent a notional amount of $1,000,000.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

4. Capital Share Transactions:

Transactions in capital shares were as follows:

-----------------------------------------------------------------------------------------------------
                                                BlackRock                         BlackRock
                                       Balanced Capital Portfolio       Fundamental Growth Portfolio
                                      ----------------------------      -----------------------------
For the Year Ended                                       Dollar                            Dollar
December 31, 2007                        Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------
Shares sold ....................          69,544    $   1,143,127          103,945     $  2,809,025
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ................       1,412,779       23,000,045           49,912        1,410,003
                                      ----------    -------------       ----------     ------------
Total issued ...................       1,482,323       24,143,172          153,857        4,219,028
Shares redeemed ................      (6,149,339)    (101,866,657)      (1,532,678)     (38,729,273)
                                      ----------    -------------       ----------     ------------
Net increase
  (decrease) ...................      (4,667,016)   $ (77,723,485)      (1,378,821)    $(34,510,245)
                                      ==========    =============       ==========     ============

-----------------------------------------------------------------------------------------------------
                                                BlackRock                         BlackRock
                                       Global Allocation Portfolio       Government Income Portfolio
                                      ----------------------------      -----------------------------
For the Year Ended                                       Dollar                            Dollar
December 31, 2007                        Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------
Shares sold ....................         893,344     $ 16,526,894          246,671     $  2,740,765
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ................       2,009,669       35,932,876          782,155        8,633,347
                                      ----------     ------------       ----------     ------------
Total issued ...................       2,903,013       52,459,770        1,028,826       11,374,112
Shares redeemed ................      (1,958,783)     (36,063,286)      (2,215,526)     (24,468,510)
                                      ----------     ------------       ----------     ------------
Net increase (decrease) ........         944,230     $ 16,396,484       (1,186,700)    $(13,094,398)
                                      ==========     ============       ==========     ============

-----------------------------------------------------------------------------------------------------
                                                BlackRock                         BlackRock
                                          High Income Portfolio            Large Cap Core Portfolio
                                      ----------------------------      -----------------------------
For the Year Ended                                       Dollar                            Dollar
December 31, 2007                        Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------
Shares sold ....................         753,743     $  4,296,104          173,873     $  4,519,902
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ................         829,397        4,720,057        1,787,398       42,414,961
                                      ----------     ------------       ----------     ------------
Total issued ...................       1,583,140        9,016,161        1,961,271       46,934,863
Shares redeemed ................      (2,352,268)     (13,323,283)      (1,477,269)     (39,215,602)
                                      ----------     ------------       ----------     ------------
Net increase (decrease) ........        (769,128)    $ (4,307,122)         484,002     $  7,719,261
                                      ==========     ============       ==========     ============

-----------------------------------------------------------------------------------------------------
                                                BlackRock                         BlackRock
                                         Money Market Portfolio            Total Return Portfolio
                                      ----------------------------      -----------------------------
For the Year Ended                                       Dollar                            Dollar
December 31, 2007                        Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------
Shares sold ....................       81,627,306    $ 81,627,306          316,431     $  3,591,603
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ................       15,124,162      15,124,162          510,517        5,783,090
                                      -----------    ------------       ----------     ------------
Total issued ...................       96,751,468      96,751,468          826,948        9,374,693
Shares redeemed ................      (98,247,863)    (98,247,863)      (1,152,341)     (13,046,057)
                                      -----------    ------------       ----------     ------------
Net increase (decrease) ........       (1,496,395)   $ (1,496,395)        (325,393)    $ (3,671,364)
                                      ===========    ============       ==========     ============

-----------------------------------------------------------------------------------------------------
                                                BlackRock                         BlackRock
                                       Balanced Capital Portfolio       Fundamental Growth Portfolio
                                      ----------------------------      -----------------------------
For the Year Ended                                       Dollar                            Dollar
December 31, 2006                        Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------
Shares sold ....................          86,393     $  1,306,943          193,448     $  4,470,776
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ................       1,395,839       22,161,687           92,216        2,180,006
                                      ----------     ------------       ----------     ------------
Total issued ...................       1,482,232       23,468,630          285,664        6,650,782
Shares redeemed ................      (6,551,401)     (98,512,737)      (1,903,876)     (44,263,131)
                                      ----------     ------------       ----------     ------------
Net increase (decrease) ........      (5,069,169)    $(75,044,107)      (1,618,212)    $(37,612,349)
                                      ==========     ============       ==========     ============

-----------------------------------------------------------------------------------------------------
                                                BlackRock                         BlackRock
                                       Global Allocation Portfolio       Government Income Portfolio
                                      ----------------------------      -----------------------------
For the Year Ended                                       Dollar                            Dollar
December 31, 2006                        Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------
Shares sold ....................       1,356,561     $ 23,688,388          351,843     $  3,901,765
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ................       1,955,643       33,388,301          712,110        7,927,291
                                      ----------     ------------       ----------     ------------
Total issued ...................       3,312,204       57,076,689        1,063,953       11,829,056
Shares redeemed ................      (1,478,514)     (25,979,408)      (2,240,090)     (24,902,349)
                                      ----------     ------------       ----------     ------------
Net increase (decrease) ........       1,833,690     $ 31,097,281       (1,176,137)    $(13,073,293)
                                      ==========     ============       ==========     ============

-----------------------------------------------------------------------------------------------------
                                                BlackRock                         BlackRock
                                         High Income Portfolio            Large Cap Core Portfolio
                                      ----------------------------      -----------------------------
For the Year Ended                                       Dollar                            Dollar
December 31, 2006                        Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------
Shares sold ....................       1,261,441     $  7,211,153          389,378     $  9,681,298
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ................         765,817        4,374,876        1,106,116       27,999,591
                                      -----------    ------------       ----------     ------------
Total issued ...................       2,027,258       11,586,029        1,495,494       37,680,889
Shares redeemed ................      (2,157,415)     (12,321,343)      (1,632,817)     (41,434,540)
                                      -----------    ------------       ----------     ------------
Net decrease ...................        (130,157)    $   (735,314)        (137,323)    $ (3,753,651)
                                      ==========     ============       ==========     ============

-----------------------------------------------------------------------------------------------------
                                                BlackRock                         BlackRock
                                         Money Market Portfolio            Total Return Portfolio
                                      ----------------------------      -----------------------------
For the Year Ended                                        Dollar                           Dollar
December 31, 2006                        Shares           Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------
Shares sold ....................       81,789,943    $ 81,789,943          584,035     $  6,615,292
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ................       14,135,886      14,135,886          527,902        5,979,585
                                      -----------    ------------       ----------     ------------
Total issued ...................       95,925,829      95,925,829        1,111,937       12,594,877
Shares redeemed ................      (96,842,633)    (96,842,633)      (1,652,935)     (18,694,417)
                                      -----------    ------------       ----------     ------------
Net decrease ...................         (916,804)   $   (916,804)        (540,998)    $ (6,099,540)
                                      ===========    ============       ==========     ============

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

5. Short-Term Borrowings:

The Fund (excluding BlackRock Money Market Portfolio), along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. Each Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolios pays a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

6. Reverse Repurchase Agreements:

BlackRock Government Income Portfolio

For the year ended December 31, 2007, the Portfolio's average amount outstanding was approximately $671,000 and daily weighted average interest rate was 5.43%.

BlackRock Total Return Portfolio

For the year ended December 31, 2007, the Portfolio's average amount outstanding was approximately $97,000 and daily weighted average interest rate was 3.80%.

7. Unfunded Loan Commitments:

As of December 31, 2007, BlackRock High Income Portfolio had unfunded loan commitments of approximately $11,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                                  (in Thousands)
--------------------------------------------------------------------------------
                                                                    Value of
                                                  Unfunded         Underlying
Borrower                                         Commitment           Loan
--------------------------------------------------------------------------------
Community Health Systems....................        $11               $10
--------------------------------------------------------------------------------

8. Distributions to Shareholders:

BlackRock Balanced Capital Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                12/31/2007           12/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income...........................   $23,000,045          $22,161,687
                                               -----------          -----------
Total taxable distributions.................   $23,000,045          $22,161,687
                                               ===========          ===========

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Capital loss carryforward...............................        $(18,456,704)*
Unrealized gains--net...................................          94,130,151**
                                                                ------------
Total accumulated earnings--net.........................        $ 75,673,447
                                                                ============
--------------------------------------------------------------------------------

 * On December 31, 2007, the Portfolio had a net capital loss carryforward of $18,456,704, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain options, futures and foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the accounting for swap agreements.

BlackRock Fundamental Growth Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                12/31/2007           12/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income...........................    $1,410,003           $2,180,006
                                                ----------           ----------
Total taxable distributions.................    $1,410,003           $2,180,006
                                                ==========           ==========

As of December 31, 2007, the components of accumulated losses on a tax basis were as follows:
--------------------------------------------------------------------------------
Capital loss carryforward...................................     $(97,391,266)*
Unrealized gains--net........................................      42,719,475**
                                                                 ------------
Total accumulated losses--net................................    $(54,671,791)
                                                                 ============
--------------------------------------------------------------------------------

 * On December 31, 2007, the Portfolio had a net capital loss carryforward of $97,391,266, of which $61,514,097 expires in 2010 and $35,877,169 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the deferral of post-October currency losses for tax purposes.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

BlackRock Global Allocation Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                12/31/2007           12/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income...........................    $13,203,110         $12,503,114
  Net long-term capital gains...............     22,729,766          20,885,187
                                                -----------         -----------
Total taxable distributions.................    $35,932,876         $33,388,301
                                                ===========         ===========

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net...........................       $   475,645
Undistributed long-term capital gains--net...................         5,639,988
                                                                    -----------
Total undistributed earnings--net............................         6,115,633
Unrealized gains--net........................................        62,660,013*
                                                                    -----------
Total accumulated earnings--net..............................       $68,775,646
                                                                    ===========
--------------------------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain options, futures and foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, accounting for swap agreements and other book/tax temporary differences.

BlackRock Government Income Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                12/31/2007          12/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income...........................    $7,994,741          $8,117,609
                                                ----------          ----------
Total taxable distributions.................    $7,994,741          $8,117,609
                                                ==========          ==========

As of December 31, 2007, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Capital loss carryforward.................................        $  (140,833)*
                                                                  -----------
Unrealized losses--net....................................         (1,458,638)**
                                                                  -----------
Total accumulated losses--net.............................        $(1,599,471)
                                                                  ===========
--------------------------------------------------------------------------------

* On December 31, 2007, the Portfolio had a net capital loss carryforward of $140,833, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses, the realization for tax purposes of unrealized gains/(losses) on certain futures contracts and the difference between book and tax treatment of TBA transactions.

BlackRock High Income Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                12/31/2007          12/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income...........................    $4,395,859          $4,331,020
                                                ----------          ----------
Total taxable distributions.................    $4,395,859          $4,331,020
                                                ==========          ==========

As of December 31, 2007, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Capital loss carryforward.................................      $(36,821,556)*
Unrealized losses--net....................................        (2,498,247)**
                                                                ------------
Total accumulated losses--net.............................      $(39,319,803)
                                                                ============
--------------------------------------------------------------------------------

* On December 31, 2007, the Portfolio had a net capital loss carryforward of $36,821,556, of which $6,196,936 expires in 2008, $8,474,548 expires in
      2009, $10,420,967 expires in 2010, $9,089,143 expires in 2011, $1,975,092 expires in 2013 and $664,870 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and the accounting for swap agreements.

BlackRock Large Cap Core Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                12/31/2007          12/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income...........................   $ 4,210,691          $ 3,353,061
  Net long-term capital gains...............    38,204,270           24,646,530
                                               -----------          -----------
Total taxable distributions.................   $42,414,961          $27,999,591
                                               ===========          ===========

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net........................        $ 1,253,882
Undistributed long-term capital gains--net................          2,807,859
                                                                  -----------
Total undistributed earnings--net.........................          4,061,741
Capital loss carryforward.................................                 --
Unrealized gains--net.....................................         40,335,457*
                                                                  -----------
Total accumulated earnings--net...........................        $44,397,198
                                                                  ===========
--------------------------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Concluded)
================================================================================

BlackRock Money Market Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                12/31/2007           12/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income...........................    $15,124,162         $14,175,383
                                                -----------         -----------
Total taxable distributions.................    $15,124,162         $14,175,383
                                                ===========         ===========

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net........................          $  246
Undistributed long-term capital gains--net................           2,528
                                                                    ------
Total undistributed earnings--net.........................           2,774
Capital loss carryforward.................................              --
Unrealized gains--net.....................................              --*
                                                                    ------
Total accumulated earnings--net...........................          $2,774
                                                                    ======
--------------------------------------------------------------------------------

* There were no significant differences between book and tax basis net unrealized losses.

BlackRock Total Return Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                12/31/2007          12/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income...........................    $5,378,422          $5,421,591
  Tax return of capital.....................            --              19,907
                                                ----------          ----------
Total taxable distributions.................    $5,378,422          $5,441,498
                                                ==========          ==========

As of December 31, 2007, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Capital loss carryforward.................................       $  (455,164)*
Unrealized losses--net....................................        (1,174,268)**
                                                                 -----------
Total accumulated losses--net.............................       $(1,629,432)
                                                                 ===========
--------------------------------------------------------------------------------

* On December 31, 2007, the Portfolio had a net capital loss carryforward of $455,164, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures and forward foreign currency contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Report of Independent Registered Public Accounting Firm
================================================================================

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Series Fund, Inc. (the "Fund") comprising BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio (formerly BlackRock Bond Portfolio) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the BlackRock Series Fund, Inc. as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey

February 28, 2008

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Proxy Results
================================================================================

During the six-month period ended December 31, 2007, the shareholders in each Portfolio of BlackRock Series Fund, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007 at which time it was approved. This proposal was part of the reorganization of BlackRock Series Fund, Inc.'s Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                         BlackRock Balanced          BlackRock Fundamental          BlackRock Global          BlackRock Government
                          Capital Portfolio            Growth Portfolio            Allocation Portfolio        Income Portfolio
                      --------------------------  --------------------------   --------------------------  -------------------------
                       Shares    Shares Withheld    Shares   Shares Withheld    Shares    Shares Withheld   Shares   Shares Withheld
                      Voted For    From Voting     Voted For   From Voting     Voted For    From Voting    Voted For    From Voting
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha     46,738,521    1,546,168      7,661,683     298,785       16,204,629     447,612      13,042,785     432,698
Bruce R. Bond         46,577,603    1,707,086      7,661,683     298,785       16,188,476     463,765      13,031,331     444,152
Donald W. Burton      46,557,131    1,727,558      7,653,472     306,996       16,183,480     468,761      13,031,331     444,152
Richard S. Davis      46,668,060    1,616,629      7,661,683     298,785       16,204,629     447,612      13,042,785     432,698
Stuart E. Eizenstat   46,584,477    1,700,212      7,653,472     306,996       16,184,146     468,095      13,042,785     432,698
Laurence D. Fink      46,598,075    1,686,614      7,661,683     298,785       16,204,629     447,612      13,031,331     444,152
Kenneth A. Froot      46,560,463    1,724,226      7,661,683     298,785       16,183,480     468,761      13,031,331     444,152
Henry Gabbay          46,685,199    1,599,490      7,661,683     298,785       16,195,969     456,272      13,042,785     432,698
Robert M. Hernandez   46,565,224    1,719,465      7,653,472     306,996       16,197,135     455,106      13,023,515     451,968
John F. O'Brien       46,553,322    1,731,367      7,653,472     306,996       16,183,480     468,761      13,031,331     444,152
Roberta Cooper Ramo   46,707,575    1,577,114      7,661,683     298,785       16,204,629     447,612      13,034,834     440,649
Jean Margo Reid       46,652,825    1,631,864      7,661,683     298,785       16,204,629     447,612      13,034,834     440,649
David H. Walsh        46,548,561    1,736,128      7,661,683     298,785       16,155,505     496,736      13,031,331     444,152
Fred G. Weiss         46,629,973    1,654,716      7,653,472     306,996       16,154,339     497,902      13,042,785     432,698
Richard R. West       46,602,835    1,681,854      7,646,269     314,199       15,987,150     665,091      13,042,785     432,698

------------------------------------------------------------------------------------------------------------------------------------
                            BlackRock High              BlackRock Large             BlackRock Money            BlackRock Total
                           Income Portfolio           Cap Core Portfolio           Market Portfolio           Return Portfolio
                      --------------------------  --------------------------   --------------------------  -------------------------
                       Shares    Shares Withheld   Shares    Shares Withheld     Shares   Shares Withheld   Shares   Shares Withheld
                      Voted For    From Voting    Voted For    From Voting      Voted For   From Voting    Voted For   From Voting
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha     9,404,372      274,835      11,156,798      27,281       270,848,125   22,089,771    9,226,388     359,537
Bruce R. Bond         9,404,372      274,835      11,156,798      27,281       270,848,125   22,089,771    9,226,388     359,537
Donald W. Burton      9,404,372      274,835      11,156,798      27,281       270,848,125   22,089,771    9,226,388     359,537
Richard S. Davis      9,404,372      274,835      11,152,253      31,826       270,848,125   22,089,771    9,226,388     359,537
Stuart E. Eizenstat   9,404,372      274,835      11,156,798      27,281       270,848,125   22,089,771    9,226,048     359,877
Laurence D. Fink      9,404,372      274,835      11,152,253      31,826       270,848,125   22,089,771    9,226,388     359,537
Kenneth A. Froot      9,404,372      274,835      11,156,798      27,281       270,848,125   22,089,771    9,226,388     359,537
Henry Gabbay          9,404,372      274,835      11,152,253      31,826       270,848,125   22,089,771    9,226,388     359,537
Robert M. Hernandez   9,404,372      274,835      11,156,798      27,281       270,848,125   22,089,771    9,226,388     359,537
John F. O'Brien       9,404,372      274,835      11,156,798      27,281       270,848,125   22,089,771    9,226,388     359,537
Roberta Cooper Ramo   9,404,372      274,835      11,156,798      27,281       270,848,125   22,089,771    9,226,388     359,537
Jean Margo Reid       9,404,372      274,835      11,156,798      27,281       270,848,125   22,089,771    9,226,388     359,537
David H. Walsh        9,404,372      274,835      11,156,798      27,281       270,848,125   22,089,771    9,226,388     359,537
Fred G. Weiss         9,404,372      274,835      11,156,798      27,281       270,848,125   22,089,771    9,226,388     359,537
Richard R. West       9,404,372      274,835      11,156,798      27,281       270,848,125   22,089,771    9,226,388     359,537
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Total Return Fund of BlackRock Series Funds, Inc. voted on the following proposal, which was approved at a special shareholders' meeting on December 10, 2007. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                      Shares Voted   Shares Voted   Shares Voted
                                          For           Against       Abstain
--------------------------------------------------------------------------------
To approve a change in the investment
objective of BlackRock
Total Bond Portfolio of
BlackRock Series Fund, Inc.            9,187,797        423,929       226,428
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Officers and Directors
================================================================================

Non-Interested Directors*

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                  BlackRock-
                                                                                                Advised Funds
Name, Address and    Position(s) Held        Length of         Principal Occupation(s)          and Portfolios          Public
Year of Birth            with Fund          Time Served        During Past Five Years             Overseen          Directorships
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha         Director        2007 to present   Director, The China Business          37 Funds              None
40 East 52nd Street                                         Group, Inc. since 1996 and          99 Portfolios
New York, NY 10022                                          Executive Vice President thereof
1944                                                        from 1996 to 2003; Chairman of
                                                            the Board, Berkshire Holding
                                                            Corporation since 1980; Partner,
                                                            Squire, Sanders & Dempsey (a law
                                                            firm) from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond             Director        2007 to present   Trustee and Member of the              37 Funds
40 East 52nd Street                                         Governance Committee, State         99 Portfolios
New York, NY 10022                                          Street Research mutual funds
1946                                                        ("SSR Funds") from 1997 to 2005;
                                                            Board Member of Governance,
                                                            Audit and Finance Committee of
                                                            Avaya Inc. (information
                                                            technology) from 2003 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton          Director        2002 to present   Managing General Partner of The        37 Funds        Knology, Inc.
40 East 52nd Street                                         Burton Partnership, Limited         99 Portfolios  (telecommunications);
New York, NY 10022                                          Partnership (an investment                                Capital
1944                                                        partnership) since 1979;                           Southwest (financial)
                                                            Managing General Partner of The
                                                            South Atlantic Venture Funds
                                                            since 1983; Member of the
                                                            Investment Advisory Council of
                                                            the Florida State Board of
                                                            Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Honorable Stuart E.       Director        2007 to present   Partner and Head of                    37 Funds         UPS Corporation
Eizenstat                                                   International Practice,             99 Portfolios
40 East 52nd Street                                         Covington and Burling (law firm)
New York, NY 10022                                          since 2001; Deputy Secretary of
1943                                                        the Treasury from 1999 to 2001;
                                                            Under Secretary of State for
                                                            Economic, Business and
                                                            Agricultural Affairs from 1997
                                                            to 1999; Under Secretary of
                                                            Commerce for International Trade
                                                            from 1996 to 1997; U.S.
                                                            Ambassador to the European Union
                                                            from 1993 to 1996.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot          Director        2005 to present   Professor, Harvard University          37 Funds             None
40 East 52nd Street                                         since 1992; Professor,              99 Portfolios
New York, NY 10022                                          Massachusetts Institute of
1957                                                        Technology from 1986 to 1992.
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez   Director, Chairman  2007 to present   USX Corporation, (a diversified        37 Funds           ACE Limited
40 East 52nd Street    of the Board of                      company principally engaged in      99 Portfolios         (insurance
New York, NY 10022      Directors and                       energy and steel businesses);                              company);
1944                    Member of the                       Director from 1991 to 2001; Vice                       Eastman Chemical
                       Audit Committee                      Chairman and Chief Financial                             Company; RTI
                                                            Officer from 1994 to 2001;                               International
                                                            Executive Vice President -                                Metals, Inc.
                                                            Accounting and Finance and Chief                        (metals); TYCO
                                                            Financial Officer from 1991 to                            Electronics
                                                            1994.                                                    (electronics)
------------------------------------------------------------------------------------------------------------------------------------
*     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Non-Interested Directors* (continued)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                  BlackRock-
                                                                                                Advised Funds
Name, Address and    Position(s) Held        Length of         Principal Occupation(s)          and Portfolios          Public
Year of Birth            with Fund          Time Served        During Past Five Years             Overseen          Directorships
------------------------------------------------------------------------------------------------------------------------------------
John F. O'Brien           Director        2005 to present   President and Chief Executive          37 Funds        Cabot Corporation
40 East 52nd Street                                         Officer of Allmerica Financial      99 Portfolios         (chemicals);
New York, NY 10022                                          Corporation (financial services                         LKQ Corporation
1943                                                        holding company) from 1995 to                             (auto parts
                                                            2002 and Director from 1995 to                          manufacturing);
                                                            2003; President of Allmerica                             TJX Companies,
                                                            Investment Management Co., Inc.                         Inc. (retailer)
                                                            (investment adviser) from 1989
                                                            to 2002, Director from 1989 to
                                                            2002 and Chairman of the Board
                                                            from 1989 to 1990; President,
                                                            Chief Executive Officer and
                                                            Director of First Allmerica
                                                            Financial Life Insurance Company
                                                            from 1989 to 2002 and Director
                                                            of various other Allmerica
                                                            Financial companies until 2002;
                                                            Director from 1989 to 2006,
                                                            Member of the Governance
                                                            Nominating Committee from 2004
                                                            to 2006, Member of the
                                                            Compensation Committee from 1989
                                                            to 2006 and Member of the Audit
                                                            Committee from 1990 to 2004 of
                                                            ABIOMED; Director, Member of the
                                                            Governance and Nomination
                                                            Committee and Member of the
                                                            Audit Committee of Cabot
                                                            Corporation since 1990; Director
                                                            and Member of the Audit
                                                            Committee and Compensation
                                                            Committee of LKQ Corporation
                                                            since 2003; Lead Director of TJX
                                                            Companies, Inc. since 1996;
                                                            Trustee of the Woods Hole
                                                            Oceanographic Institute since
                                                            2003. Director, Ameresco, Inc.
                                                            since 2006. Director, Boston
                                                            Lyric Opera since 2002.
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo       Director        2002 to present   Shareholder, Modrall, Sperling,        37 Funds             None
40 East 52nd Street                                         Roehl, Harris & Sisk, P.A. since    99 Portfolios
New York, NY 10022                                          1993; President, American Bar
1942                                                        Association from 1995 to 1996
                                                            and Member of the Board of
                                                            Governors thereof from 1994 to
                                                            1997; Shareholder, Poole, Kelly
                                                            and Ramo, Attorneys at Law P.C.
                                                            from 1977 to 1993; Director of
                                                            ECMC Group (service provider to
                                                            students, schools and lenders)
                                                            since 2001; Director, United New
                                                            Mexico Bank (now Wells Fargo)
                                                            from 1983 to 1988; Director,
                                                            First National Bank of New
                                                            Mexico (now Wells Fargo) from
                                                            1975 to 1976; Vice President,
                                                            American Law Institute from 2004
                                                            to 2007 and President elect
                                                            thereof since 2007.
------------------------------------------------------------------------------------------------------------------------------------
*     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Non-Interested Directors* (concluded)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                  BlackRock-
                                                                                                Advised Funds
Name, Address and    Position(s) Held        Length of         Principal Occupation(s)          and Portfolios          Public
Year of Birth            with Fund          Time Served        During Past Five Years             Overseen          Directorships
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo Reid            Director       2007 to present   Self-employed consultant since         37 Funds             None
40 East 52nd Street                                         2001; Counsel of Alliance           99 Portfolios
New York, NY 10022                                          Capital Management (investment
1945                                                        adviser) in 2000; General
                                                            Counsel, Director and Secretary
                                                            of Sanford C. Bernstein & Co.,
                                                            Inc. (investment
                                                            adviser/broker-dealer) from 1997
                                                            to 2000; Secretary, Sanford C.
                                                            Bernstein Fund, Inc. from 1994
                                                            to 2000; Director and Secretary
                                                            of SCB, Inc. since 1998;
                                                            Director and Secretary of SCB
                                                            Partners, Inc. since 2000; and
                                                            Director of Covenant House from
                                                            2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
David H. Walsh            Director        2003 to present   Director, Ruckleshaus Institute        37 Funds             None
40 East 52nd Street                                         and Haub School of Natural          99 Portfolios
New York, NY 10022                                          Resources at the University of
1941                                                        Wyoming since 2006; Consultant
                                                            with Putnam Investments from
                                                            1993 to 2003, and employed in
                                                            various capacities therewith
                                                            from 1973 to 1992; Director,
                                                            Massachusetts Audubon Society
                                                            from 1990 to 1997; Director, The
                                                            National Audubon Society from
                                                            1998 to 2005; Director, The
                                                            American Museum of Fly Fishing
                                                            since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss           Director and      1999 to present   Managing Director of FGW               37 Funds            Watson
40 East 52nd Street   Chairman of the                       Associates since 1997; Board        99 Portfolios      Pharmaceutical
New York, NY 10022    Audit Committee                       member of certain                                           Inc.
1941                                                        BlackRock-advised funds since                         (pharmaceutical
                                                            1998; Vice President, Planning,                           company)
                                                            Investment and Development of
                                                            Warner Lambert Co. from 1979 to
                                                            1997; Director of Michael J. Fox
                                                            Foundation for Parkinson's
                                                            Research since 2000; Director,
                                                            Watson Pharmaceutical, Inc.
                                                            (pharmaceutical company) since
                                                            1999; Director of Osmotica
                                                            Holdings Corp. (a drug delivery
                                                            technology company) since 2003;
                                                            Director of KIMC Investments,
                                                            Inc. dba MedVance Institute (a
                                                            chain of for-profit allied
                                                            health training schools)since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West         Director and      2007 to present   Professor of Finance from 1984         37 Funds       Bowne & Co., Inc.
40 East 52nd Street    Member of the                        to 1995, Dean from 1984 to 1993     99 Portfolios  (financial printers);
New York, NY 10022    Audit Committee                       and since 1995 Dean Emeritus of                     Vornado Realty Trust
1938                                                        New York University's Leonard N.                  (real estate company);
                                                            Stern School of Business                             Alexander's, Inc.
                                                            Administration.                                    (real estate company)
------------------------------------------------------------------------------------------------------------------------------------
*     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Interested Directors*

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                  BlackRock-
                                                                                                Advised Funds
Name, Address and    Position(s) Held        Length of         Principal Occupation(s)          and Portfolios          Public
Year of Birth            with Fund          Time Served        During Past Five Years             Overseen          Directorships
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis          Director        2007 to present   Managing Director, BlackRock,         184 Funds             None
40 East 52nd Street                                         Inc. since 2005; Chief Executive    289 Portfolios
New York, NY 10022                                          Officer, State Street Research &
1945                                                        Management Company from 2000 to
                                                            2005; Chairman of the Board of
                                                            Trustees, State Street Research
                                                            mutual funds ("SSR Funds") from
                                                            2000 to 2005; Senior Vice
                                                            President, Metropolitan Life
                                                            Insurance Company from 1999 to
                                                            2000; Chairman SSR Realty from
                                                            2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink          Director        2007 to present   Chairman and Chief Executive           37 Funds             None
40 East 52nd Street                                         Officer of BlackRock, Inc. since    99 Portfolios
New York, NY 10022                                          its formation in 1998 and of
1952                                                        BlackRock, Inc.'s predecessor
                                                            entities since 1988; Chairman of the
                                                            Executive and Management Committees;
                                                            formerly, Managing Director of the
                                                            First Boston Corporation, Member of
                                                            its Management Committee, Co-head of
                                                            its Taxable Fixed Income Division
                                                            and Head of its Mortgage and Real
                                                            Estate Products Group; Chairman of
                                                            the Board of several of BlackRock's
                                                            alternative investment vehicles;
                                                            Director of several of BlackRock's
                                                            offshore funds; Member of the Board
                                                            of Trustees of New York University,
                                                            Chair of the Financial Affairs
                                                            Committee and a member of the
                                                            Executive Committee, the Ad Hoc
                                                            Committee on Board Governance, and
                                                            the Committee on Trustees;
                                                            Co-Chairman of the NYU Hospitals
                                                            Center Board of Trustees, Chairman
                                                            of the Development/Trustee
                                                            Stewardship Committee and Chairman
                                                            of the Finance Committee; Trustee of
                                                            The Boys' Club of New York.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay              Director        2007 to present   Consultant, BlackRock, Inc.           183 Funds             None
40 East 52nd Street                                         since 2007; Managing Director,      288 Portfolios
New York, NY 10022                                          BlackRock, Inc. from 1989 to
1947                                                        2007; Chief Administrative
                                                            Officer, BlackRock Advisors, LLC
                                                            from 1998 to 2007; President of
                                                            BlackRock Funds and BlackRock
                                                            Bond Allocation Target Shares
                                                            from 2005 to 2007; Treasurer of
                                                            certain closed-end funds in the
                                                            Fund complex from 1989 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
*     Messrs. Davis, Fink and Gabbay are all "interested persons," as defined in the Investment Company Act of 1940, of the
      Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Advisory Board Member

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                  BlackRock-
                                                                                                Advised Funds
Name, Address and    Position(s) Held        Length of         Principal Occupation(s)          and Portfolios          Public
Year of Birth            with Fund          Time Served        During Past Five Years             Overseen          Directorships
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills *              Member of the         2007        Member of the Committee of             37 Funds          Kimco Realty
40 East 52nd Street       Advisory Board                    Investment of Employee Benefit      99 Portfolios        Corporation
New York, NY 10022                                          Assets of the Association of
1935                                                        Financial Professionals
                                                            ("CIEBA") since 1986; Member of
                                                            CIEBA's Executive Committee
                                                            since 1988 and its Chairman from
                                                            1991 to 1992; Assistant
                                                            Treasurer of International
                                                            Business Machines Corporation
                                                            ("IBM") and Chief Investment
                                                            Officer of IBM Retirement Funds
                                                            from 1986 to 1993; Member of the
                                                            Investment Advisory Committee of
                                                            the State of New York Common
                                                            Retirement Fund from 1989 to
                                                            2006; Member of the Investment
                                                            Advisory Committee of the Howard
                                                            Hughes Medical Institute from
                                                            1997 to 2000; Director, Duke
                                                            University Management Company
                                                            from 1992 to 2004, Vice Chairman
                                                            thereof from 1998 to 2004, and
                                                            Director Emeritus thereof since
                                                            2004; Director, LaSalle Street
                                                            Fund from 1995 to 2001;
                                                            Director, Kimco Realty
                                                            Corporation since 1997; Member
                                                            of the Investment Advisory
                                                            Committee of the Virginia
                                                            Retirement System since 1998,
                                                            Vice Chairman thereof from 2002
                                                            to 2005, and Chairman thereof
                                                            since 2005; Director, Montpelier
                                                            Foundation since 1998, its Vice
                                                            Chairman from 2000 to 2006, and
                                                            Chairman, thereof, since 2006;
                                                            Member of the Investment
                                                            Committee of the Woodberry
                                                            Forest School since 2000; Member
                                                            of the Investment Committee of
                                                            the National Trust for Historic
                                                            Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------
*     Joe Grills resigned from the Advisory Board of the Fund, effective December 31, 2007.
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Fund Officers*

------------------------------------------------------------------------------------------------------------------------------------
Name, Address and      Position(s) Held
Year of Birth            with the Fund    Length of Time Served      Principal Occupation(s) During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke        Fund President         2007 to present      Managing Director of BlackRock, Inc. since 2006;
40 East 52nd Street    and Chief                                   Formerly Managing Director of Merrill Lynch Investment
New York, NY 10022     Executive Officer                           Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
1960                                                               ("FAM") in 2006; First Vice President thereof from 1997
                                                                   to 2005; Treasurer thereof from 1999 to 2006 and Vice
                                                                   President thereof from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley       Vice President         2007 to present      Managing Director of BlackRock, Inc. since 2000 and
40 East 52nd Street                                                First Vice President and Chief Operating Officer of
New York, NY 10022                                                 Mergers and Acquisitions Group from 1997 to 2000; First
1962                                                               Vice President and Chief Operating Officer of Public
                                                                   Finance Group thereof from 1995 to 1997; First Vice
                                                                   President of Emerging Markets Fixed Income Research of
                                                                   Merrill Lynch & Co., Inc. from 1994 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews        Chief Financial        2007 to present      Managing Director of BlackRock, Inc. since 2006;
40 East 52nd Street    Officer                                     Formerly Senior Vice President and Line of Business Head
New York, NY 10022                                                 of Fund Accounting and Administration at PFPC Inc. from
1966                                                               1992 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife            Treasurer              2007 to present      Managing Director of BlackRock, Inc. since 2007 and
40 East 52nd Street                                                Director in 2006; Formerly Assistant Treasurer of the
New York, NY 10022                                                 MLIM/FAM advised funds from 2005 to 2006; Director of
1970                                                               MLIM Fund Services Group from 2001 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan      Chief Compliance       2007 to present      Chief Compliance Officer of the Funds since 2007;
40 East 52nd Street    Officer                                     Managing Director and Senior Counsel thereof since 2005;
New York, NY 10022                                                 Director and Senior Counsel of BlackRock Advisors, Inc.
1959                                                               from 2001 to 2004 and Vice President and Senior Counsel,
                                                                   thereof from 1998 to 2000; Senior Counsel of PNC Bank
                                                                   Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff         Secretary              2007 to present      Managing Director of BlackRock, Inc. and General Counsel
40 East 52nd Street                                                of U.S. Funds at BlackRock, Inc. since 2006; Formerly
New York, NY 10022                                                 General Counsel (U.S.) of Goldman Sachs Asset
1965                                                               Management, L.P. from 1993 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
*     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
------------------------------------------------------------------------------------------------------------------------------------

                     (This page is intentionally left blank)

                     (This page is intentionally left blank)

                     (This page is intentionally left blank)

================================================================================

Principal Office of the Fund

BlackRock Series Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

Custodian

For all Portfolios except BlackRock Global Allocation Portfolio:

The Bank of New York Mellon
New York, NY 10286

For BlackRock Global Allocation Portfolio:

Brown Brothers Harriman & Co.
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Willkie, Farr & Gallagher LLP
New York, NY 10019

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Privacy Principles
================================================================================

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Availability of Quarterly Schedule of Investments
================================================================================

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms NQ may also be obtained upon request, without charge, by calling (800) 441-7762.

================================================================================

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) on www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how BlackRock voted proxies relating to securities held in the Fund's Portfolios during the most recent 12-month period ended June 30, is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

59828-12/07

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: Donald W. Burton (not reappointed to the Audit Committee, effective November 1, 2007) Robert
         M. Hernandez (term began, effective November 1, 2007) John F. O'Brien (not reappointed to the Audit Committee, effective November 1, 2007) David H. Walsh (not reappointed to the Audit Committee, effective November 1, 2007) Fred G. Weiss Richard R. West (term began, effective November 1, 2007)

         Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 - Principal Accountant Fees and Services

------------------------------------------------------------------------------------------------------------------------
                                                    (b) Audit-                                        (d) All
                          (a) Audit Fees           Related Fees(1)          (c) Tax Fees(2)         Other Fees(3)
------------------------------------------------------------------------------------------------------------------------
                       Current       Previous    Current     Previous    Current     Previous     Current     Previous
                        Fiscal        Fiscal      Fiscal      Fiscal      Fiscal      Fiscal       Fiscal      Fiscal
     Entity Name       Year End      Year End    Year End    Year End    Year End    Year End     Year End    Year End
------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced      $25,500      $25,500        $0          $0        $8,100      $8,000       $1,042        $0
Capital Portfolio
------------------------------------------------------------------------------------------------------------------------
BlackRock
Fundamental Growth      $23,300      $23,300        $0          $0       $11,048      $7,908       $1,042        $0
Portfolio
------------------------------------------------------------------------------------------------------------------------
BlackRock Global
Allocation              $33,600      $33,600        $0          $0       $13,128      $14,699      $1,042        $0
Portfolio
------------------------------------------------------------------------------------------------------------------------
BlackRock
Government Income       $23,100      $23,100        $0          $0        $8,100      $8,000       $1,042        $0
Portfolio
------------------------------------------------------------------------------------------------------------------------
BlackRock High          $24,150      $24,150        $0          $0        $8,100      $8,000       $1,042        $0
Income Portfolio
------------------------------------------------------------------------------------------------------------------------
BlackRock Large         $23,300      $23,300        $0          $0        $8,100      $8,000       $1,042        $0
Cap Core Portfolio
------------------------------------------------------------------------------------------------------------------------
BlackRock Money         $22,400      $22,400        $0          $0        $8,100      $8,000        $743         $0
Market Portfolio
------------------------------------------------------------------------------------------------------------------------
BlackRock Total         $24,200      $24,200        $0          $0        $8,100      $8,000       $1,042        $0
Return Portfolio
------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

         (e)(1) Audit Committee Pre-Approval Policies and Procedures:

               The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) Not Applicable

         (g) Affiliates' Aggregate Non-Audit Fees: Note: the following table does not include the aggregate non-audit fees of each Series, as presented above in Item 4(b) through Item 4(d).

         ------------------------------------------------------------------
              Entity Name            Current Fiscal Year    Previous Fiscal
                                             End                Year End
         ------------------------------------------------------------------
         BlackRock Series Fund, Inc.      $284,500            $3,071,450
         ------------------------------------------------------------------

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -Submission of Matters to a Vote of Security Holders - The registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -Exhibits attached hereto

12(a)(1)-Code of Ethics - See Item 2

12(a)(2)-Certifications - Attached hereto

12(a)(3)-Not Applicable

12(b) -  Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:    /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke
       Chief Executive Officer (principal executive officer) of
       BlackRock Series Fund, Inc.

Date: February 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke
       Chief Executive Officer (principal executive officer) of
       BlackRock Series Fund, Inc.

Date: February 21, 2008

By:    /s/ Neal J. Andrews
       -------------------------------
       Neal J. Andrews
       Chief Financial Officer (principal financial officer) of
       BlackRock Series Fund, Inc.

Date: February 21, 2008